REGISTRATION NO.333-134304
                                                REGISTRATION NO. 811-04234
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   | |

      PRE-EFFECTIVE AMENDMENT NO.                                         | |

      POST-EFFECTIVE AMENDMENT NO. 4                                      |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           | |

      AMENDMENT NO. 33                                                    |X|

                              --------------------

                          MONY AMERICA VARIABLE ACCOUNT L
                              (EXACT NAME OF TRUST)

                      MONY LIFE INSURANCE COMPANY OF AMERICA
                               (NAME OF DEPOSITOR)

              1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
         Depositor's Telephone Number, including Area Code: 212-554-1234

                            -------------------------

                                   Dodie Kent
                  Vice President and Associate General Counsel
                     MONY Life Insurance Company of America
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)

                            -------------------------

                  Please send copies of all communications to:
                              Christopher E. Palmer
                              Goodwin Procter, LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001

                            -------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as of the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

It is proposed that this filing will become effective:
(check appropriate box)
     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 2009 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(l) of Rule 485
     |_| on                pursuant to paragraph (a)(l) of rule 485
     |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485
     |_| on                pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



TITLE OF SECURITIES BEING REGISTERED:   Units of interest in MONY America
                                        Variable Account L

================================================================================
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Incentive Life Legacy(R)

An individual flexible premium variable life insurance policy issued by MONY Life Insurance Company of America ("MONY America") with variable investment options offered under MONY America Variable Account L.

PROSPECTUS DATED MAY 1, 2009



Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.
--------------------------------------------------------------------------------


This prospectus describes the Incentive Life Legacy(R) policy, but is not itself a policy. The policy, which includes the policy form, the application and any applicable endorsement or riders, is the entire contract between you and MONY America and governs with respect to all features, benefits, rights and obligations. The description of the policy's provisions in this prospectus is current as of the date of this prospectus; however, because certain provisions may be changed after the date of this prospectus in accordance with the policy, the description of the policy's provisions in this prospectus is qualified in its entirety by the terms of the actual policy. All optional features and benefits described in the prospectus may not be available at the time you purchase the policy. We reserve the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional feature and benefits.


Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.


WHAT IS INCENTIVE LIFE LEGACY(R)?

Incentive Life Legacy(R) is issued by MONY America. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



--------------------------------------------------------------------------------
 Variable investment options
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o AXA Aggressive Allocation(1)          o EQ/Large Cap Growth PLUS
o AXA Conservative Allocation(1)        o EQ/Large Cap Value Index
o AXA Conservative-Plus Allocation(1)   o EQ/Large Cap Value PLUS
o AXA Moderate Allocation(1)            o EQ/Long Term Bond
o AXA Moderate-Plus Allocation(1)       o EQ/Lord Abbett Growth and Income
o EQ/AllianceBernstein International    o EQ/Lord Abbett Large Cap Core
o EQ/AllianceBernstein Small Cap        o EQ/Lord Abbett Mid Cap Value
   Growth                               o EQ/Mid Cap Index
o EQ/Ariel Appreciation II              o EQ/Mid Cap Value PLUS
o EQ/AXA Rosenberg Value Long/Short     o EQ/Money Market
  Equity                                o EQ/Montag & Caldwell Growth
o EQ/BlackRock Basic Value Equity       o EQ/PIMCO Ultra Short Bond(2)
o EQ/BlackRock International Value      o EQ/Quality Bond PLUS
o EQ/Boston Advisors Equity Income      o EQ/Short Duration Bond
o EQ/Calvert Socially Responsible       o EQ/Small Company Index
o EQ/Capital Guardian Growth            o EQ/T. Rowe Price Growth Stock
o EQ/Capital Guardian Research          o EQ/UBS Growth and Income
o EQ/Caywood-Scholl High Yield Bond     o EQ/Van Kampen Comstock
o EQ/Common Stock Index(2)              o EQ/Van Kampen Mid Cap Growth
o EQ/Core Bond Index                    o EQ/Van Kampen Real Estate
o EQ/Equity 500 Index                   o Multimanager Aggressive Equity
o EQ/Evergreen Omega                    o Multimanager Core Bond
o EQ/Focus PLUS(2)                      o Multimanager Health Care
o EQ/GAMCO Mergers and Acquisitions     o Multimanager International Equity
o EQ/GAMCO Small Company Value          o Multimanager Large Cap Core Equity
o EQ/Global Bond PLUS(2)                o Multimanager Large Cap Growth
o EQ/Global Multi-Sector Equity(2)      o Multimanager Large Cap Value
o EQ/Intermediate Government Bond       o Multimanager Mid Cap Growth
  Index                                 o Multimanager Mid Cap Value
o EQ/International Core PLUS            o Multimanager Multi-Sector Bond(2)
o EQ/International Growth               o Multimanager Small Cap Growth
o EQ/JPMorgan Value Opportunities       o Multimanager Small Cap Value
o EQ/Large Cap Core PLUS                o Multimanager Technology
o EQ/Large Cap Growth Index



(1) Also referred to as an "AXA Allocation investment option" in this prospectus.

(2) This is the variable investment option's new name, effective on or about May 1, 2009, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for the variable investment option's former name.


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of policy years, regardless of investment performance,
(3) borrow or withdraw amounts you have accumulated, (4) choose between two life insurance death benefit options, (5) increase or decrease the amount of insurance coverage, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.


OTHER MONY AMERICA POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with Incentive Life Legacy(R) or another policy may not be to your advantage. You can contact us to find out more about any other MONY America insurance policy.



The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                 X02416/AA & ADL



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Contents of this prospectus

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1. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
     AND RISKS                                                               1
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                            1

The minimum amount of premiums you must pay                                  1
You can guarantee that your policy will not terminate
     before a certain date                                                   2
You can elect a "paid up" death benefit guarantee                            2
You can receive an accelerated death benefit under
     the Long Term Care Services(SM) Rider                                   3
Investment options within your policy                                        3
About your life insurance benefit                                            4
Alternative higher death benefit in certain cases                            4
You can increase or decrease your insurance coverage                         5
Accessing your money                                                         6
Risks of investing in a policy                                               6

How the Incentive Life Legacy(R) variable life insurance
     policy is available                                                     6




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2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
   WILL PAY                                                                7
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Tables of policy charges                                                     7

How we allocate charges among your investment options                       11
Changes in charges                                                          11



--------------------------------------------------------------------------------
3. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                           12
--------------------------------------------------------------------------------
How to reach us                                                             12

About our MONY America Variable Account L                                   13
Your voting privileges                                                      13



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4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                       14
--------------------------------------------------------------------------------
Portfolios of the Trusts                                                    14




--------------------------------------------------------------------------------
5. DETERMINING YOUR POLICY'S VALUE                                          20
--------------------------------------------------------------------------------
Your policy account value                                                   20

i  Contents of this prospectus



----------------------
"We," "our" and "us" refer to MONY America. "Financial professional" means the registered representative of either AXA Advisors or AXA Distributors who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.


This prospectus does not offer Incentive Life Legacy(R) anywhere such offers are not lawful. MONY America does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by MONY America.


i  Contents of this prospectus

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6. TRANSFERRING YOUR MONEY AMONG OUR
     INVESTMENT OPTIONS                                                     21
--------------------------------------------------------------------------------
Transfers you can make                                                      21
How to make transfers                                                       21
Our automatic transfer service                                              21
Our asset rebalancing service                                               22



--------------------------------------------------------------------------------
7. ACCESSING YOUR MONEY                                                     23
--------------------------------------------------------------------------------
Borrowing from your policy                                                  23
Loan extension (for guideline premium test policies only)                   24
Making withdrawals from your policy                                         25
Surrendering your policy for its net cash surrender value                   25
Your option to receive a terminal illness living benefit                    25



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8. TAX INFORMATION                                                          27
--------------------------------------------------------------------------------

Basic income tax treatment for you and your beneficiary                     27

Tax treatment of distributions to you (loans, partial
     withdrawals, and full surrender)                                       27
Tax treatment of living benefits rider or Long Term
   Care Services(SM) Rider under a policy with the
   applicable rider                                                         28
Business and employer owned policies                                        29
Requirement that we diversify investments                                   29
Estate, gift, and generation-skipping taxes                                 29
Pension and profit-sharing plans                                            30
Split-dollar and other employee benefit programs                            30
ERISA                                                                       30
Our taxes                                                                   30
When we withhold taxes from distributions                                   30
Possibility of future tax changes and other tax information                 30



--------------------------------------------------------------------------------
9. MORE INFORMATION ABOUT POLICY FEATURES AND
     BENEFITS                                                               32
--------------------------------------------------------------------------------
Guarantee premium test for no lapse guarantees                              32
Paid up death benefit guarantee                                             32
Other benefits you can add by rider                                         33
Customer loyalty credit                                                     37

Variations among Incentive Life Legacy(R) policies                          37

Your options for receiving policy proceeds                                  37
Your right to cancel within a certain number of days                        37



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10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                           38
--------------------------------------------------------------------------------
Deducting policy charges                                                    38
Charges that the Trusts deduct                                              40

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11. MORE INFORMATION ABOUT PROCEDURES THAT
     APPLY TO YOUR POLICY                                                   41
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Dates and prices at which policy events occur                               41
Policy issuance                                                             41
Ways to make premium and loan payments                                      42
Assigning your policy                                                       42
You can change your policy's insured person                                 42
Requirements for surrender requests                                         43
Gender-neutral policies                                                     43
Future policy exchanges                                                     43



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12. MORE INFORMATION ABOUT OTHER MATTERS                                    44
--------------------------------------------------------------------------------
About our general account                                                   44
Transfers of your policy account value                                      44
Telephone and Internet requests                                             45
Suicide and certain misstatements                                           45
When we pay policy proceeds                                                 46
Changes we can make                                                         46
Reports we will send you                                                    46
Distribution of the policies                                                46
Legal proceedings                                                           48



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13. FINANCIAL STATEMENTS OF MONY AMERICA VARIABLE ACCOUNT L AND
 MONY AMERICA                                                               49
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14. PERSONALIZED ILLUSTRATIONS                                              50
--------------------------------------------------------------------------------
Illustrations of policy benefits                                            50


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APPENDIX I -- HYPOTHETICAL ILLUSTRATIONS                                   I-1
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REQUESTING MORE INFORMATION

Statement of Additional Information
Table of contents
--------------------------------------------------------------------------------

                                                 Contents of this prospectus  ii


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An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                                            Page
account value                                                                 20
actual premium fund value                                                     32
Administrative Office                                                         12
age                                                                           42
Allocation Date                                                                3
alternative death benefit                                                      4
amount at risk                                                                39
anniversary                                                                    6
assign; assignment                                                            42
automatic transfer service                                                    21
AXA Equitable                                                                 13
AXA Financial, Inc.                                                           12
AXA Premier VIP Trust                                                      cover
basis                                                                         27
beneficiary                                                                   37
business day                                                                  41
Cash Surrender Value                                                           6
Code                                                                          27
collateral                                                                    23
cost of insurance charge                                                      39
cost of insurance rates                                                       39
customer loyalty credit                                                       37
day                                                                           41
default                                                                        1
disruptive transfer activity                                                  44
dollar cost averaging service                                                 21
EQ Advisors Trust                                                          cover
extended no lapse guarantee                                                    2
face amount                                                                    4
grace period                                                                   2
guaranteed interest option                                                     3
guarantee premium test                                                        32
Guaranteed Interest Account                                                    3
Incentive Life Legacy(R)                                                   cover
initial premium                                                                3
insured person                                                                42
Internet                                                                      12
investment funds                                                               3
investment option                                                          cover
issue date                                                                    42
lapse                                                                          1
loan extension                                                                24
loan, loan interest                                                            6
Long Term Care Services(SM) Rider                                              3
market timing                                                                 44
modified endowment contract                                                   27
month, year                                                                   41
monthly deduction                                                             11
MONY Access Account                                                           37
MONY America                                                                  12
MONY America Variable Account L                                               13
net cash surrender value                                                      25
no lapse guarantee premium fund value                                         32
no lapse guarantee                                                             2
Option A, B                                                                    4
our                                                                            i
owner                                                                          i
paid up                                                                       27
paid up death benefit guarantee                                                2
partial withdrawal                                                            25
payments                                                                      42
planned periodic premium                                                       1
policy                                                                     cover
Portfolio                                                                  cover
premium payments                                                               1
prospectus                                                                 cover
rebalancing                                                                   22
receive                                                                       41
restore, restoration                                                           2
riders                                                                         1
SEC                                                                        cover
state                                                                          i
subaccount                                                                    13
surrender                                                                     25
surrender charge                                                               7
target premium                                                                47
transfers                                                                     21
Trusts                                                                     cover
units                                                                         20
unit values                                                                   20
us                                                                             i
variable investment option                                                 cover
we                                                                             i
withdrawal                                                                    25
you, your                                                                      i


iii  An index of key words and phrases


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1. Risk/benefit summary: Policy features, benefits and risks


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Incentive Life Legacy(R) is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.


Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.


SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an Incentive Life Legacy(R) policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life Legacy(R) policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life Legacy(R) policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).


--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the insured's 100th birthday, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
--------------------------------------------------------------------------------

YOUR CHOICE OF A LIFE INSURANCE QUALIFICATION TEST AND LIMITS ON PREMIUM PAYMENTS. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to your policy's insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value (as defined under "Determining your policy's value," later in the prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net policy account value" is not enough to pay your policy's monthly charges when due unless:


                   Risk/benefit summary: Policy features, benefits and risks   1


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o    you have paid sufficient premiums to maintain one of our available guarantees against termination, the guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (see "You can guarantee that your policy will not terminate before a certain date" below);

o you are receiving monthly benefit payments under the Long Term Care Services(SM) Rider (see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus);


o you have elected the paid up death benefit guarantee and it remains in effect and any outstanding policy loan and accrued loan interest does not exceed the policy account value (see "You can elect a "paid up" death benefit guarantee" below); or

o your policy has an outstanding loan that would qualify for "loan extension."

("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges, policy loans or lien and accrued loan or lien interest, to the beneficiary you have named.

--------------------------------------------------------------------------------
Your policy will terminate if you don't pay enough premiums (i) to pay the charges we deduct, or (ii) to maintain one of the no lapse guarantees that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored. Any no lapse guarantee will not be restored after the policy terminates.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE


NO LAPSE GUARANTEE. You can generally guarantee that your policy will not terminate for a number of years (the "guarantee period") by paying at least certain specified amounts of premiums (the "guarantee premiums"). We call this our "No Lapse Guarantee." The length of your policy's guarantee period will range from 5 to 10 years, depending on the insured's age when we issue the policy. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.


During the guarantee period, however, the No Lapse Guarantee applies only if:

o You have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for no lapse guarantees" under "More information about policy benefits" later in this prospectus);

o    Your policy's death benefit option has always been Option A; and

o Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if:

o    the guarantee period expires; or

o    you change your death benefit option to Option B.

EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider may be added to the policy that provides a longer guarantee period than described above. Subject to limitations, you can choose the number of years that you would like to have this benefit.

The monthly cost of this rider varies by the individual characteristics of the insured, the face amount of the policy and the benefit period you select. A change in the face amount of the policy, however, may affect the cost of this rider. You can terminate this rider at any time but it cannot be reinstated once terminated. For more information about this rider, see "Optional benefits you can add by rider" under "More information about policy features and benefits."

--------------------------------------------------------------------------------
If you pay at least certain prescribed amounts of premiums, your policy's death benefit option has always been Option A and any outstanding policy loan and accrued loan interest do not exceed the policy account value, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

You may elect to take advantage of our "paid up" death benefit guarantee at any time after the fourth year of your policy if the insured's attained age is 99 or less provided certain requirements are met. If you elect the paid up death benefit guarantee, we may reduce your base policy's face amount. Thereafter, your policy will not lapse so long as the paid up death benefit guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guar-


2  Risk/benefit summary: Policy features, benefits and risks


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anteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time. Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long Term Care Services(SM) Rider (described below) at any time.

The guarantee will terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.


YOU CAN RECEIVE AN ACCELERATED DEATH BENEFIT UNDER THE LONG TERM CARE SERVICES(SM) RIDER

In states where approved, an optional rider may be added to your policy at issue that provides an acceleration of the policy's death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualifying long-term care services. This is our Long Term Care Services(SM) Rider. The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select. You can terminate this rider after your first policy year. For more information about this rider, see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.


INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next sentence, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium or the register date (the "Investment Start Date").

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option. In this case, on the first business day following the twentieth day after your policy is issued, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the twentieth day after your policy is issued. For all other policies, the Allocation Date is the Investment Start Date.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

--------------------------------------------------------------------------------
You can choose among variable investment options.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds.") The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios."

You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.

If you elect the extended no lapse guarantee rider or exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the AXA Allocation investment options, or those investment options we are then making available under the rider (see "Other benefits you can add by rider" under "More information about policy features and benefits").

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are declaring on existing policies at any time may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

If you elect the paid up death benefit guarantee or the extended no lapse guarantee rider, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest


                   Risk/benefit summary: Policy features, benefits and risks   3


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option. For more information on these restrictions, see "Paid up death benefit guarantee" and "extended no lapse guarantee rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
We will pay at least 2% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT



YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life Legacy(R) policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the minimum amount of coverage you can request.


--------------------------------------------------------------------------------
If the insured person dies, we pay a life insurance benefit to the "beneficiary" you have named. (See "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus.) The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

o Option A -- The policy's face amount on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount; -- or --

o Option B -- The face amount plus the policy's "account value" on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk. If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated.


In order to take advantage of the no lapse guarantee and the extended no lapse guarantee, you must have always had Option A since the policy issue date.



ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person's date of death by a percentage specified in your policy. Representative percentages are as follows:


--------------------------------------------------------------------------------
If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Age*    40 and under    45      50      55      60         65
   %     250%            215%    185%    150%    130%       120%

         70      75-90   91      92      93      94-Over
   %     115%    105%    104%    103%    102%    101%
--------------------------------------------------------------------------------
* For the then-current policy year.

For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. The death benefit must be large enough to ensure that the policy's cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured's age, sex and risk class and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner's Standard Ordinary Mortality Tables.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death


4  Risk/benefit summary: Policy features, benefits and risks


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benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See "Your option to receive a terminal illness living benefit" later in this prospectus. Under the Long Term Care Services(SM) Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit. Please see "Long Term Care Services(SM) Rider" later in this prospectus.

DEATH BENEFIT IF YOUR POLICY IS ON LOAN EXTENSION. Your policy offers an additional feature against policy termination due to an outstanding loan, called "loan extension." Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see "Borrowing from your policy" under "Accessing your money."

--------------------------------------------------------------------------------
You can request a change in your death benefit option from Option B any time after the second year of the policy and before the policy anniversary nearest to the insured's 100th birthday; however, changes to Option B are not permitted beyond the policy year in which the insured person reaches age 80.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change your death benefit option, we will adjust your policy's face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is not higher than the base policy's death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy's face amount would be reduced below $100,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the insured person reaches age 80,
(b) if the paid up death benefit guarantee is in effect, or (c) your policy is on loan extension.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. You may not change the death benefit option under the policy while the Long Term Care Services(SM) Rider is in effect. Please refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy's face amount any time after the second year of your policy but before the policy year in which the insured person reaches age 100. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount of your policy.

We can refuse or limit any requested increase or decrease. We will not approve any increase or decrease if (i) we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy; (ii) the paid up death benefit guarantee is in effect; or (iii) your policy is on loan extension. Also, we will not approve a face amount increase if (i) the insured person has reached age 81 (or age 71 if the extended no lapse guarantee rider is in effect); or (ii) while the Long Term Care Services(SM) Rider is in effect. We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long Term Care Services(SM) Rider.

Certain policy changes, including increases and decreases in your insurance coverage may also affect the guarantee premiums under the policy and any applicable monthly charge for the extended no lapse guarantee rider.

The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same or better underwriting classification. An additional 15-year surrender charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, the increase will be declined. See "Risk/benefit summary: Charges and expenses you will pay."

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.


                    Risk/benefit summary: Policy features, benefits and risks  5


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If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.


ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans and accrued loan interest you have outstanding. The cash surrender value available for loans is also reduced on a pro rata basis for the portion of policy face amount accelerated to date but not by more than the accumulated benefit lien amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services(SM) Rider" later in this prospectus. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the insured's 100th birthday. Partial withdrawals are not permitted if you have elected the paid up death benefit guarantee, your policy is on loan extension, or you are receiving monthly benefit payments under the Long Term Care Services(SM) Rider. See "Making withdrawals from your policy" later in this prospectus for more information.

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.


RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.


o If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any guarantees against termination, paid-up death benefit guarantee or loan extension feature you may have, you could have to pay more premiums to keep your policy from terminating.


o If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision and any loan extension endorsement you may have.


o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in the next chapter in "Tables of policy charges" under "Risk/benefit summary: Charges and expenses you will pay."


o You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.



HOW THE INCENTIVE LIFE LEGACY(R) VARIABLE LIFE INSURANCE POLICY IS AVAILABLE

Incentive Life Legacy(R) is primarily intended for individuals, businesses and trusts. However, we do not place limitations on its use. Please see "Tax Information" later in this prospectus for more information. Incentive Life Legacy(R) is available for issue ages 0-85.



6  Risk/benefit summary: Policy features, benefits and risks


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2.  Risk/benefit summary: Charges and expenses you will pay


--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. The current charges may be lower than the guaranteed maximum for certain charges. Since the charges described in the table below vary based on individual characteristics of the insured, these charges may not be representative of the charge that you will pay. In particular, the initial amount of surrender charge depends on each policy's specific characteristics. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."

--------------------------------------------------------------------------------
                                Transaction Fees
--------------------------------------------------------------------------------
 Charge                         When charge is deducted
--------------------------------------------------------------------------------
Premium charge                 From each premium
--------------------------------------------------------------------------------
Surrender (turning in) of      Upon surrender
your policy during its first
15 years or the first 15
years after you have
requested an increase in
your policy's face amount(1)
--------------------------------------------------------------------------------
Request a decrease in your     Effective date of the decrease
policy's face amount
--------------------------------------------------------------------------------
Transfers among                Upon transfer
investment options
--------------------------------------------------------------------------------
Adding a living benefits       At the time of the transaction
rider
--------------------------------------------------------------------------------
Exercise of option to          At the time of the transaction
receive a "living benefit"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Charge                         Amount deducted
--------------------------------------------------------------------------------------------------------------
Premium charge                 As a percentage of premiums:

                               12%
--------------------------------------------------------------------------------------------------------------
Surrender (turning in) of      Initial surrender charge per $1,000 of initial base policy face amount or per
your policy during its first   $1,000 of requested base policy face amount increase:(2)
15 years or the first 15
years after you have           Highest: $47.92
requested an increase in       Lowest: $10.38
your policy's face amount(1)   Representative: $17.32(3)
--------------------------------------------------------------------------------------------------------------
Request a decrease in your     A pro rata portion of the charge that would apply to a full surrender at the
policy's face amount           time of the decrease.
--------------------------------------------------------------------------------------------------------------
Transfers among                $25 per transfer.(4)
investment options
--------------------------------------------------------------------------------------------------------------
Adding a living benefits       $100 (if elected after policy issue)
rider
--------------------------------------------------------------------------------------------------------------
Exercise of option to          $250
receive a "living benefit"
--------------------------------------------------------------------------------------------------------------

This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.


--------------------------------------------------------------------------------------------------------------------------
                        Periodic charges other than underlying trust portfolio operating expenses
--------------------------------------------------------------------------------------------------------------------------
 Charge                       When charge is deducted    Amount deducted
--------------------------------------------------------------------------------------------------------------------------
Cost of insurance            Monthly                    As a charge per $1,000 of the amount for which we are at risk:(7)
charge(5)(6)
                                                        Highest: $83.34
                                                        Lowest: $0.02
                                                        Representative: $0.09(8)
--------------------------------------------------------------------------------------------------------------------------
Mortality and expense risk   Monthly                                        Annual % of your value
charge                                                  Policy Year         in our variable investment options
                                                        -----------         ----------------------------------
                                                        1-10                1.75%
                                                        11+                 0.50%
--------------------------------------------------------------------------------------------------------------------------

                       Risk/benefit summary: Charges and expenses you will pay 7


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
--------------------------------------------------------------------------------
    Periodic charges other than underlying trust portfolio operating expenses
--------------------------------------------------------------------------------
 Charge                        When charge is deducted
--------------------------------------------------------------------------------
Administrative charge(5)      Monthly
--------------------------------------------------------------------------------
Loan interest spread(9)       On each policy anniversary
                              (or on loan termination, if
                              earlier)
--------------------------------------------------------------------------------
Optional rider charges        While the rider is in effect


Children's term insurance     Monthly


Disability deduction          Monthly
waiver


Option to purchase            Monthly
additional insurance


Extended no lapse             Monthly
guarantee(5)


  For rider coverage to age
  100


Long Term Care Services(SM)   Monthly
Rider(5)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
    Periodic charges other than underlying trust portfolio operating expenses
--------------------------------------------------------------------------------------------------------------
 Charge                        Amount deducted
--------------------------------------------------------------------------------------------------------------
Administrative charge(5)      Policy Year         Amount Deducted
                              -----------         ---------------
                              1                   $20
                              2+                  $15
--------------------------------------------------------------------------------------------------------------
Loan interest spread(9)       1% of loan amount.
--------------------------------------------------------------------------------------------------------------
Optional rider charges


Children's term insurance     Charge per $1,000 of rider benefit amount:

                              $ 0.50


Disability deduction          Percentage of all other monthly charges:
waiver
                              Highest: 132%
                              Lowest: 7%
                              Representative: 12%(8)

Option to purchase            Charge per $1,000 of rider benefit amount:
additional insurance
                              Highest: $0.17
                              Lowest: $0.04
                              Representative: $0.16(10)

Extended no lapse             Charge per $1,000 of the initial base policy face amount, and per $1,000 of
guarantee(5)                  any requested base policy face amount increase that exceeds the highest previous face amount:

  For rider coverage to age   Highest: $0.08
  100                         Lowest: $0.02
                              Representative: $0.03(3)

Long Term Care Services(SM)   Charge per $1,000 of the amount for which we are at risk:(11)
Rider(5)
                              Highest: $1.18
                              Lowest: $0.08
                              Representative: $0.22(10)
--------------------------------------------------------------------------------------------------------------

(1) The surrender charge attributable to an increase in your policy's face amount is in addition to any remaining surrender charge attributable to the policy's initial face amount.

(2) The initial amount of surrender charge depends on each policy's specific characteristics.
(3) This representative amount is the rate we guarantee for a representative insured male age 35 at issue or at the time of a requested face amount increase, in the preferred non-tobacco user risk class.
(4) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursu ant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.
(5)  Not applicable after the insured person reaches age 100.
(6) Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.
(7) Our amount "at risk" under your policy is the difference between the amount of death benefit and the policy account value as of the deduction date.
(8) This representative amount is the rate we guarantee in the first policy year for a representative insured male age 35 at issue in the preferred non-tobacco user risk class.
(9) We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
(10) This representative amount is the rate we guarantee for a representative insured male age 35 at issue in the preferred non-tobacco user risk class.
(11) Our amount "at risk" for this rider is the long-term care specified amount minus your policy account value, but not less than zero.


8 Risk/benefit summary: Charges and expenses you will pay

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You also bear your proportionate share of all fees and expenses paid by a
Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.




---------------------------------------------------------------------------------------------------------------
     Portfolio operating expenses expressed as an annual percentage of daily net assets
---------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2008 (expenses that are deducted          Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees and/or        ------     -------
other expenses)(1)                                                                      0.64%      3.65%
---------------------------------------------------------------------------------------------------------------



This table shows the fees and expenses for 2008 as an annual percentage of each Portfolio's daily average net assets.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Total
                                                                                 Acquired       Annual                      Net
                                                                                Fund Fees      Expenses    Fee Waiv-      Annual
                                                                                   and         (Before    ers and/or     Expenses
                                           Manage-                              Expenses       Expense      Expense       (After
                                            ment      12b-1       Other       (Underlying     Limita-    Reimburse-     Expense
 Portfolio Name                            Fees(2)   Fees(3)   Expenses(4)   Portfolios)(5)   tions)(5)    ments(6)    Limitations)
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                  0.10%     0.25%       0.18%            0.94%         1.47%       (0.22)%       1.25%
AXA Conservative Allocation                0.10%     0.25%       0.20%            0.68%         1.23%       (0.23)%       1.00%
AXA Conservative-Plus Allocation           0.10%     0.25%       0.20%            0.76%         1.31%       (0.21)%       1.10%
AXA Moderate Allocation                    0.10%     0.25%       0.17%            0.82%         1.34%       (0.19)%       1.15%
AXA Moderate-Plus Allocation               0.10%     0.25%       0.17%            0.87%         1.39%       (0.19)%       1.20%
Multimanager Aggressive Equity             0.59%     0.25%       0.16%              --          1.00%          --         1.00%
Multimanager Core Bond                     0.53%     0.25%       0.18%              --          0.96%        0.00%        0.96%
Multimanager Health Care                   0.95%     0.25%       0.22%              --          1.42%          --         1.42%
Multimanager International Equity          0.82%     0.25%       0.21%              --          1.28%          --         1.28%
Multimanager Large Cap Core Equity         0.69%     0.25%       0.21%              --          1.15%          --         1.15%
Multimanager Large Cap Growth              0.75%     0.25%       0.24%              --          1.24%          --         1.24%
Multimanager Large Cap Value               0.72%     0.25%       0.20%              --          1.17%          --         1.17%
Multimanager Mid Cap Growth                0.80%     0.25%       0.20%              --          1.25%          --         1.25%
Multimanager Mid Cap Value                 0.80%     0.25%       0.19%              --          1.24%          --         1.24%
Multimanager Multi-Sector Bond             0.53%     0.25%       0.18%              --          0.96%          --         0.96%
Multimanager Small Cap Growth              0.85%     0.25%       0.24%              --          1.34%          --         1.34%
Multimanager Small Cap Value               0.85%     0.25%       0.19%              --          1.29%          --         1.29%
Multimanager Technology                    0.95%     0.25%       0.22%            0.01%         1.43%          --         1.43%
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International         0.73%     0.25%       0.17%              --          1.15%        0.00%        1.15%
EQ/AllianceBernstein Small Cap Growth      0.75%     0.25%       0.14%              --          1.14%          --         1.14%
EQ/Ariel Appreciation II                   0.75%     0.25%       0.30%              --          1.30%       (0.15)%       1.15%
EQ/AXA Rosenberg Value Long/Short          1.40%     0.25%       2.00%              --          3.65%        0.00%        3.65%
 Equity
EQ/BlackRock Basic Value Equity            0.56%     0.25%       0.12%              --          0.93%          --         0.93%
EQ/BlackRock International Value           0.83%     0.25%       0.20%              --          1.28%        0.00%        1.28%
EQ/Boston Advisors Equity Income           0.75%     0.25%       0.17%              --          1.17%       (0.12)%       1.05%
EQ/Calvert Socially Responsible            0.65%     0.25%       0.24%              --          1.14%        0.00%        1.14%
EQ/Capital Guardian Growth                 0.65%     0.25%       0.15%              --          1.05%       (0.10)%       0.95%
EQ/Capital Guardian Research               0.65%     0.25%       0.12%              --          1.02%       (0.05)%       0.97%
EQ/Caywood-Scholl High Yield Bond          0.60%     0.25%       0.20%              --          1.05%        0.00%        1.05%
EQ/Common Stock Index                      0.35%     0.25%       0.11%              --          0.71%          --         0.71%
EQ/Core Bond Index                         0.35%     0.25%       0.11%              --          0.71%          --         0.71%
EQ/Equity 500 Index                        0.25%     0.25%       0.14%              --          0.64%          --         0.64%
EQ/Evergreen Omega                         0.65%     0.25%       0.25%              --          1.15%        0.00%        1.15%
EQ/Focus PLUS                              0.50%     0.25%       0.22%              --          0.97%        0.00%        0.97%
EQ/GAMCO Mergers and Acquisitions          0.90%     0.25%       0.23%              --          1.38%          --         1.38%
EQ/GAMCO Small Company Value               0.75%     0.25%       0.14%              --          1.14%          --         1.14%
EQ/Global Bond PLUS                        0.55%     0.25%       0.22%              --          1.02%          --         1.02%
EQ/Global Multi-Sector Equity              0.73%     0.25%       0.36%              --          1.34%          --         1.34%
EQ/Intermediate Government Bond Index      0.35%     0.25%       0.14%              --          0.74%          --         0.74%
EQ/International Core PLUS                 0.60%     0.25%       0.27%            0.06%         1.18%       (0.02)%       1.16%
EQ/International Growth                    0.85%     0.25%       0.27%              --          1.37%          --         1.37%
EQ/JPMorgan Value Opportunities            0.60%     0.25%       0.16%              --          1.01%       (0.01)%       1.00%
EQ/Large Cap Core PLUS                     0.50%     0.25%       0.27%            0.03%         1.05%       (0.05)%       1.00%
------------------------------------------------------------------------------------------------------------------------------------


                       Risk/benefit summary: Charges and expenses you will pay 9

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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Total
                                                                           Acquired       Annual                      Net
                                                                          Fund Fees      Expenses    Fee Waiv-      Annual
                                                                             and         (Before    ers and/or     Expenses
                                     Manage-                              Expenses       Expense      Expense       (After
                                      ment       12b-1       Other       (Underlying     Limita-    Reimburse-     Expense
 Portfolio Name                      Fees(2)   Fees(3)   Expenses(4)   Portfolios)(5)   tions)(5)    ments(6)    Limitations)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Growth Index             0.35%      0.25%      0.13%            --           0.73%          --          0.73%
EQ/Large Cap Growth PLUS              0.51%      0.25%      0.23%            --           0.99%        0.00%         0.99%
EQ/Large Cap Value Index              0.35%      0.25%      0.17%            --           0.77%          --          0.77%
EQ/Large Cap Value PLUS               0.49%      0.25%      0.13%            --           0.87%        0.00%         0.87%
EQ/Long Term Bond                     0.38%      0.25%      0.14%            --           0.77%          --          0.77%
EQ/Lord Abbett Growth and Income      0.65%      0.25%      0.20%            --           1.10%       (0.10)%        1.00%
EQ/Lord Abbett Large Cap Core         0.65%      0.25%      0.22%            --           1.12%       (0.12)%        1.00%
EQ/Lord Abbett Mid Cap Value          0.70%      0.25%      0.16%            --           1.11%       (0.06)%        1.05%
EQ/Mid Cap Index                      0.35%      0.25%      0.12%            --           0.72%          --          0.72%
EQ/Mid Cap Value PLUS                 0.55%      0.25%      0.22%          0.03%          1.05%        0.00%         1.05%
EQ/Money Market                       0.30%      0.25%      0.17%            --           0.72%          --          0.72%
EQ/Montag & Caldwell Growth           0.75%      0.25%      0.15%            --           1.15%        0.00%         1.15%
EQ/PIMCO Ultra Short Bond             0.48%      0.25%      0.17%            --           0.90%        0.00%         0.90%
EQ/Quality Bond PLUS                  0.40%      0.25%      0.19%            --           0.84%          --          0.84%
EQ/Short Duration Bond                0.43%      0.25%      0.13%            --           0.81%          --          0.81%
EQ/Small Company Index                0.25%      0.25%      0.20%            --           0.70%          --          0.70%
EQ/T. Rowe Price Growth Stock         0.80%      0.25%      0.16%            --           1.21%       (0.01)%        1.20%
EQ/UBS Growth and Income              0.75%      0.25%      0.19%            --           1.19%       (0.14)%        1.05%
EQ/Van Kampen Comstock                0.65%      0.25%      0.17%            --           1.07%       (0.07)%        1.00%
EQ/Van Kampen Mid Cap Growth          0.70%      0.25%      0.17%            --           1.12%       (0.02)%        1.10%
EQ/Van Kampen Real Estate             0.90%      0.25%      0.15%            --           1.30%       (0.04)%        1.26%
------------------------------------------------------------------------------------------------------------------------------------



(1) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2008 and for the underlying portfolios.


(2) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's Shareholders. See footnote (6) for any expense limitation agreement information.


(3) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The maximum annual distribution and/or service (12b-1) fee for Class B and IB shares is 0.50% of the average daily net assets attributable to those shares. Under arrangements approved by each Trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to Class B and Class IB shares of the portfolios. These arrangements will be in effect at least until April 30, 2010.

(4) Other expenses shown are those incurred in 2008. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (6) for any expense limitation agreement information.


(5) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.



(6) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. The amounts shown in this column for Portfolios of AXA Premier VIP Trust and EQ Advisors Trust result from expense limitation agreements that the investment manager, AXA Equitable Life Insurance Company ("AXA Equitable"), has entered into with respect to those Portfolios, and are effective through April 30, 2010 (unless the Board of Trustees, including a majority of the independent Trustees, of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than amounts specified in the agreements. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the Prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



  -----------------------------------------------
   Portfolio Name
  -----------------------------------------------
   Multimanager Aggressive Equity          0.98%
  -----------------------------------------------
   Multimanager Health Care                1.40%
  -----------------------------------------------
   Multimanager Large Cap Core Equity      1.14%
  -----------------------------------------------
   Multimanager Large Cap Growth           1.15%
  -----------------------------------------------
   Multimanager Large Cap Value            1.15%
  -----------------------------------------------
   Multimanager Mid Cap Growth             1.15%
  -----------------------------------------------
   Multimanager Small Cap Growth           1.29%
  -----------------------------------------------
   Multimanager Small Cap Value            1.23%
  -----------------------------------------------
   Multimanager Technology                 1.42%
  -----------------------------------------------
   EQ/AllianceBernstein Small Cap Growth   1.12%
  -----------------------------------------------
   EQ/Ariel Appreciation II                1.11%
  -----------------------------------------------
   EQ/Capital Guardian Growth              0.94%
  -----------------------------------------------
   EQ/Capital Guardian Research            0.96%
  -----------------------------------------------
   EQ/Evergreen Omega                      1.13%
  -----------------------------------------------
   EQ/GAMCO Mergers and Acquisitions       1.37%
  -----------------------------------------------


10 Risk/benefit summary: Charges and expenses you will pay


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  -----------------------------------------------
   Portfolio Name
  -----------------------------------------------
   EQ/GAMCO Small Company Value       1.12%
  -----------------------------------------------
   EQ/Global Multi-Sector Equity      1.33%
  -----------------------------------------------
   EQ/International Core PLUS         1.14%
  -----------------------------------------------
   EQ/Lord Abbett Growth and Income   0.98%
  -----------------------------------------------
   EQ/Lord Abbett Large Cap Core      0.99%
  -----------------------------------------------
   EQ/Lord Abbett Mid Cap Value       1.04%
  -----------------------------------------------
   EQ/Mid Cap Value PLUS              1.04%
  -----------------------------------------------
   EQ/Montag & Caldwell Growth        1.13%
  -----------------------------------------------
   EQ/UBS Growth and Income           1.03%
  -----------------------------------------------
   EQ/Van Kampen Comstock             0.98%
  -----------------------------------------------
   EQ/Van Kampen Mid Cap Growth       1.08%
  -----------------------------------------------


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).


Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policyholders of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.



                      Risk/benefit summary: Charges and expenses you will pay 11


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3. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------

We are MONY Life Insurance Company of America ("MONY America"), an Arizona stock life insurance corporation organized in 1969. MONY America is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of MONY America, and under its other arrangements with MONY America and its parent, AXA exercises significant influence over the operations and capital structure of MONY America and its parent. AXA holds its interest in MONY America through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC and MONY Life Insurance Company, a life insurance company. MONY America is obligated to pay all amounts that are promised to be paid under the policies. No company other than MONY America, however, has any legal responsibility to pay amounts that MONY America owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $543.2 billion in assets as of December 31, 2008. MONY America is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, and Puerto Rico, and the U.S. Virgin Islands. Our main administrative office is located at 1290 Avenue of the Americas, New York, NY 10104.



HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.




--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------
At the Post Office Box for our Administrative Office:
MONY America -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047



--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------

At the Street Address for our Administrative Office:
MONY America -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)



--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Policy information, basic transactions, forms and statements are available 24 hours a day / 7 days a week through our Interactive Telephone, AXA Equitable VOICE IT.

AXA Equitable VOICE IT provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time: 1-800-777-6510.



--------------------------------------------------------------------------------
 BY E-MAIL:
--------------------------------------------------------------------------------
life-service@axa-equitable.com



--------------------------------------------------------------------------------
 BY FAX:
--------------------------------------------------------------------------------
1-704-540-9714



--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------

You may register for online account access at www.axa-equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.


REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for our automatic transfer service (our dollar cost averaging service);

(2)  request for our asset rebalancing service; and

(3)  designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)  policy surrenders;

(b)  transfers among investment options;

(c)  changes in allocation percentages for premiums and deductions; and

(d)  electing the paid up death benefit guarantee.


You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone and assisted service,
(2) over the Internet, through axa-equitable.com, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.


Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to


12  Who is MONY Life Insurance Company of America?


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emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


ABOUT OUR MONY AMERICA VARIABLE ACCOUNT L

Each variable investment option is a part (or "subaccount") of our MONY America Variable Account L. We established MONY America Variable Account L under Arizona Insurance Law on February 15, 1985. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in MONY America Variable Account L and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from MONY America Variable Account L that represent our investments in MONY America Variable Account L or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against MONY America Variable Account L reflect its own investment experience and not the investment experience of MONY America's other assets.

MONY America Variable Account L is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise MONY America or MONY America Variable Account L. Although MONY America Variable Account L is registered, the SEC does not monitor the activity of MONY America Variable Account L on a daily basis. MONY America is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) of MONY America Variable Account L available under Incentive Life Legacy(R) invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. MONY America Variable Account L immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.


The Trusts sell their shares to MONY America variable accounts in connection with MONY America's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with MONY America. EQ Advisors Trust and AXA Premier VIP Trust also sell their shares to the trustee of a qualified plan for AXA Equitable, an affiliate of MONY America. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our MONY America Variable Account L (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One result of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.


VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in MONY America Variable Account L in the same proportion as the instructions we receive from holders of Incentive Life Legacy(R) and other policies that MONY America Variable Account L supports.



                              Who is MONY Life Insurance Company of America?  13


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4. About the Portfolios of the Trusts


--------------------------------------------------------------------------------

The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" for more information about your role in managing your allocations.


AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below shows the currently available Portfolios and their investment objectives and indicates the investment manager or sub-adviser(s), as applicable, for each Portfolio.





PORTFOLIOS OF THE TRUSTS


------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                    Investment Manager (or Sub-Adviser(s), as
Portfolio Name*                Share Class     Objective                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Class B         Seeks long-term capital appreciation.      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Class B         Seeks a high level of current income.      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Class B         Seeks current income and growth of capi-   o AXA Equitable
 ALLOCATION                                   tal, with a greater emphasis on current
                                              income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Class B         Seeks long-term capital appreciation and   o AXA Equitable
                                              current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Class B         Seeks long-term capital appreciation and   o AXA Equitable
 ALLOCATION                                   current income, with a greater emphasis
                                              on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Class B         Long-term growth of capital.               o AllianceBernstein L.P.
 EQUITY                                                                                  o ClearBridge Advisors, LLC
                                                                                         o Legg Mason Capital Management, Inc.
                                                                                         o Marsico Capital Management, LLC
                                                                                         o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        Class B         To seek a balance of high current income   o BlackRock Financial Management, Inc.
                                              and capital appreciation, consistent with  o Pacific Investment Management Company
                                              a prudent level of risk.                     LLC
                                                                                         o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      Class B         Long-term growth of capital.               o Invesco Aim Capital Management, Inc.
                                                                                         o RCM Capital Management LLC
                                                                                         o SSgA Funds Management, Inc.
                                                                                         o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------


14 About the Portfolios of the Trusts


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
PORTFOLIOS OF THE TRUSTS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                  Investment Manager (or Sub-Adviser(s), as
Portfolio Name*               Share Class    Objective                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Class B        Long-term growth of capital.              o AllianceBernstein L.P.
 EQUITY                                                                                o JPMorgan Investment Management Inc.
                                                                                       o Marsico Capital Management, LLC
                                                                                       o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP CORE   Class B        Long-term growth of capital.              o AllianceBernstein L.P.
 EQUITY                                                                                o Janus Capital Management LLC
                                                                                       o SSgA Funds Management, Inc.
                                                                                       o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Class B        Long-term growth of capital.              o Goodman & Co. NY Ltd.
 GROWTH                                                                                o SSgA Funds Management, Inc.
                                                                                       o T. Rowe Price Associates, Inc.
                                                                                       o Westfield Capital Management Company,
                                                                                         L.P.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Class B        Long-term growth of capital.              o AllianceBernstein L.P.
 VALUE                                                                                 o Institutional Capital LLC
                                                                                       o MFS Investment Management
                                                                                       o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP          Class B        Long-term growth of capital.              o AllianceBernstein L.P.
 GROWTH                                                                                o Franklin Advisers, Inc.
                                                                                       o SSgA Funds Management, Inc.
                                                                                       o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE    Class B        Long-term growth of capital.              o AXA Rosenberg Investment Management
                                                                                         LLC
                                                                                       o SSgA Funds Management, Inc.
                                                                                       o Tradewinds Global Investors, LLC
                                                                                       o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR     Class B        High total return through a combination   o Pacific Investment Management Company
 BOND(1)                                     of current income and capital apprecia-     LLC
                                             tion.                                     o Post Advisory Group, LLC
                                                                                       o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Class B        Long-term growth of capital.              o Eagle Asset Management, Inc.
 GROWTH                                                                                o SSgA Funds Management, Inc.
                                                                                       o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Class B        Long-term growth of capital.              o Franklin Advisory Services, LLC
 VALUE                                                                                 o Pacific Global Investment Management
                                                                                         Company
                                                                                       o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 15


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
    PORTFOLIOS OF THE TRUSTS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s), as
Portfolio Name*               Share Class    Objective                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        Class B       Long-term growth of capital.               o Firsthand Capital Management, Inc.
                                                                                        o RCM Capital Management LLC
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                       Investment Manager (or Sub-Adviser(s), as
Portfolio Name*               Share Class    Objective                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN           Class IB      Seeks to achieve long-term growth of       o AllianceBernstein L.P.
 INTERNATIONAL                               capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Class IB      Seeks to achieve long-term growth of       o AllianceBernstein L.P.
 CAP GROWTH                                  capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II       Class IB      Seeks to achieve long-term capital appre-  o Ariel Capital Management, LLC ciation.
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE         Class IB      Seeks to increase value through bull mar-  o AXA Rosenberg Investment Management
 LONG/SHORT EQUITY                           kets and bear markets using strategies       LLC
                                             that are designed to limit exposure to
                                             general equity market risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       Class IB      Seeks to achieve capital appreciation and  o BlackRock Investment Management, LLC
 EQUITY                                      secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     Class IB      Seeks to provide current income and        o BlackRock Investment Management
 VALUE                                       long-term growth of income, accompa-         International Limited
                                             nied by growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      Class IB      Seeks to achieve a combination of          o Boston Advisors, LLC
 INCOME                                      growth and income to achieve an above-
                                             average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY            Class IB      Seeks to achieve long-term capital appre-  o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                 ciation.                                   o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH     Class IB      Seeks to achieve long-term growth of       o Capital Guardian Trust Company
                                             capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH   Class IB      Seeks to achieve long-term growth of       o Capital Guardian Trust Company
                                             capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH YIELD   Class IB      Seeks to maximize current income.          o Caywood-Scholl Capital Management
 BOND
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX(2)       Class IB      Seeks to achieve a total return before     o AllianceBernstein L.P.
                                             expenses that approximates the total
                                             return performance of the Russell 3000
                                             Index, including reinvestment of divi-
                                             dends, at a risk level consistent with that
                                             of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX             Class IB      Seeks to achieve a total return before     o SSgA Funds Management, Inc.
                                             expenses that approximates the total
                                             return performance of the Barclays Capi-
                                             tal U.S. Aggregate Bond Index ("Index"),
                                             including reinvestment of dividends, at a
                                             risk level consistent with that of the
                                             Index.
------------------------------------------------------------------------------------------------------------------------------------


16 About the Portfolios of the Trusts


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
PORTFOLIOS OF THE TRUSTS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                         Investment Manager (or Sub-Adviser(s), as
Portfolio Name*               Share Class    Objective                                    applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX              Class IB    Seeks to achieve a total return before       o AllianceBernstein L.P.
                                             expenses that approximates the total
                                             return performance of the S&P 500 Index,
                                             including reinvestment of dividends, at a
                                             risk level consistent with that of the S&P
                                             500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA               Class IB    Seeks to achieve long-term capital           o Evergreen Investment Management
                                             growth.                                        Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FOCUS PLUS(3)                 Class IB    Seeks to achieve long-term growth of         o AXA Equitable
                                             capital.                                     o Marsico Capital Management, LLC
                                                                                          o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND ACQUI-      Class IB    Seeks to achieve capital appreciation.       o GAMCO Asset Management Inc.
 SITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY           Class IB    Seeks to maximize capital appreciation.      o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS(4)           Class IB    Seeks to achieve capital growth and cur-     o BlackRock Investment Management, LLC
                                             rent income.                                 o Evergreen Investment Management
                                                                                            Company, LLC
                                                                                          o First International Advisors, LLC (dba
                                                                                            "Evergreen International")
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY(5) Class IB    Seeks to achieve long-term capital appre-    o BlackRock Investment Management, LLC
                                             ciation.                                     o Morgan Stanley Investment Management
                                                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT       Class IB    Seeks to achieve a total return before       o SSgA Funds Management, Inc.
 BOND INDEX                                  expenses that approximates the total
                                             return performance of the Barclays Capi-
                                             tal Intermediate Government Bond Index
                                             ("Index"), including reinvestment of divi-
                                             dends, at a risk level consistent with that
                                             of the Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS       Class IB    Seeks to achieve long-term growth of         o AXA Equitable
                                             capital.                                     o Hirayama Investments, LLC
                                                                                          o SSgA Funds Management, Inc.
                                                                                          o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH          Class IB    Seeks to achieve capital appreciation.       o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE                Class IB    Seeks to achieve long-term capital appre-    o JPMorgan Investment Management Inc.
 OPPORTUNITIES                               ciation.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS           Class IB    Seeks to achieve long-term growth of         o AXA Equitable
                                             capital with a secondary objective to seek   o Institutional Capital LLC
                                             reasonable current income. For purposes      o SSgA Funds Management, Inc.
                                             of this Portfolio, the words "reasonable
                                             current income" mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 17


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
PORTFOLIOS OF THE TRUSTS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                         Investment Manager (or Sub-Adviser(s), as
Portfolio Name*                 Share Class    Objective                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX       Class IB       Seeks to achieve a total return before      o AllianceBernstein L.P.
                                               expenses that approximates the total
                                               return performance of the Russell 1000
                                               Growth Index, including reinvestment of
                                               dividends at a risk level consistent with
                                               that of the Russell 1000 Growth Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS        Class IB       Seeks to provide long-term capital          o AXA Equitable
                                               growth.                                     o Marsico Capital Management, LLC
                                                                                           o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX        Class IB       Seeks to achieve a total return before      o SSgA Funds Management, Inc.
                                               expenses that approximates the total
                                               return performance of the Russell 1000
                                               Value Index, including reinvestment of
                                               dividends, at a risk level consistent with
                                               that of the Russell 1000 Value Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS         Class IB       Seeks to achieve capital appreciation.      o AllianceBernstein L.P.
                                                                                           o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND               Class IB       Seeks to maximize income and capital        o BlackRock Financial Management, Inc.
                                               appreciation through investment in long-
                                               maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND       Class IB       Seeks to achieve capital appreciation and   o Lord, Abbett & Co. LLC
 INCOME                                        growth of income without excessive fluc-
                                               tuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP CORE   Class IB       Seeks to achieve capital appreciation and   o Lord, Abbett & Co. LLC
                                               growth of income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE    Class IB       Seeks to achieve capital appreciation.      o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                Class IB       Seeks to achieve a total return before      o SSgA Funds Management, Inc.
                                               expenses that approximates the total
                                               return performance of the S&P Mid Cap
                                               400 Index, including reinvestment of
                                               dividends, at a risk level consistent with
                                               that of the S&P Mid Cap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS           Class IB       Seeks to achieve long-term capital appre-   o AXA Equitable
                                               ciation.                                    o SSgA Funds Management, Inc.
                                                                                           o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                 Class IB       Seeks to obtain a high level of current     o The Dreyfus Corporation
                                               income, preserve its assets and maintain
                                               liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL            Class IB       Seeks to achieve capital appreciation.      o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND(6)    Class IB       Seeks to generate a return in excess of     o Pacific Investment Management Company,
                                               traditional money market products while       LLC
                                               maintaining an emphasis on preservation
                                               of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------


18 About the Portfolios of the Trusts


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
PORTFOLIOS OF THE TRUSTS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                         Investment Manager (or Sub-Adviser(s), as
Portfolio Name*                 Share Class    Objective                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS            Class IB       Seeks to achieve high current income        o AllianceBernstein L.P.
                                               consistent with moderate risk to capital.   o AXA Equitable
                                                                                           o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND          Class IB       Seeks to achieve current income with        o BlackRock Financial Management, Inc.
                                               reduced volatility of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX          Class IB       Seeks to replicate as closely as possible   o AllianceBernstein L.P.
                                               (before the deduction of Portfolio
                                               expenses) the total return of the Russell
                                               2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK   Class IB       Seeks to achieve long-term capital appre-   o T. Rowe Price Associates, Inc.
                                               ciation and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME        Class IB       Seeks to achieve total return through       o UBS Global Asset Management
                                               capital appreciation with income as a         (Americas) Inc.
                                               secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK          Class IB       Seeks to achieve capital growth and         o Morgan Stanley Investment Management
                                               income.                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP           Class IB       Seeks to achieve capital growth.            o Morgan Stanley Investment Management
 GROWTH                                                                                      Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE       Class IB       Seeks to provide above average current      o Morgan Stanley Investment Management
                                               income and long-term capital apprecia-        Inc.
                                               tion.
------------------------------------------------------------------------------------------------------------------------------------



* The chart below reflects the portfolio's former name in effect until on or about May 1, 2009, subject to regulatory approval. The number in the "Footnote No." column corresponds with the number contained in the chart above.





--------------------------------------------------------
 Footnote No.    Portfolio's Former Name
--------------------------------------------------------
                 AXA Premier VIP Trust
--------------------------------------------------------
     1           Multimanager High Yield
--------------------------------------------------------
                 EQ Advisors Trust
--------------------------------------------------------
     2           EQ/AllianceBernstein Common Stock
--------------------------------------------------------
     3           EQ/Marsico Focus
--------------------------------------------------------
     4           EQ/Evergreen International Bond
--------------------------------------------------------
     5           EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------
     6           EQ/PIMCO Real Return
--------------------------------------------------------



You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-789-7771.



                                           About the Portfolios of the Trusts 19


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5.  Determining your policy's value

--------------------------------------------------------------------------------

YOUR POLICY ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than in (iii)), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. Your "net policy account value" is the total of (i) and (ii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and (iii) above as our "Guaranteed Interest Account.") Your policy account value is subject to certain charges discussed in "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.

--------------------------------------------------------------------------------
Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see "How we allocate charges among your investment options" earlier in this prospectus.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

20  Determining your policy's value


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6. Transferring your money among our investment options


--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. Unless either the paid up death benefit guarantee or the extended no lapse guarantee are in effect, there are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed investment option and among our variable investment options are more limited. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Certain transfer restrictions apply if the paid up death benefit guarantee or the extended no lapse guarantee rider is in effect. For more information, see "Paid up death benefit guarantee" and "Extended no lapse guarantee rider" in "More information about policy features and benefits." If your policy is placed on loan extension, we will transfer any remaining policy account value in the variable investment options to the guaranteed interest option. No transfers from the guaranteed interest option are permitted thereafter.

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any policy year is the greatest of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.


We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, on or before the anniversary, the transfer will occur as of that anniversary or, if within that period after the anniversary, as of the date we receive it.


If the policy is on loan extension, transfers out of the guaranteed interest option are not permitted.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").


HOW TO MAKE TRANSFERS


INTERNET TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our axa-equitable.com website and registering for online account access. This service may not always be available. The restrictions relating to transfers are described below.


ONLINE TRANSFERS. You can make transfers by following one of two procedures:


o if you are both the policy's insured person and its owner, by logging onto our website, described under "By Internet" in "How to reach us" earlier in this prospectus; or


o whether or not you are both the insured person and owner, by sending us a signed transfer authorization form. Once we have the form on file, we will provide you with online access to make transfers.


For more information, see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.


TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.


OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------
Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. Also, this service will automatically terminate if you elect the paid up


                        Transferring your money among our investment options  21


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death benefit guarantee or your policy is placed on loan extension. You can also cancel the automatic transfer service at any time. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service. This service is not available while the extended no lapse guarantee rider is in effect.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).


You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.


We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. This service is not available while the extended no lapse guarantee rider is in effect.


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7. Accessing your money


--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding and reduced for any monthly payments under the Long Term Care Services(SM) Rider. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services(SM) Rider" later in this prospectus. See "Your option to receive a terminal illness living benefit" below. The minimum loan amount generally is $500.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o    you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o    we do not count the collateral when we compute our customer loyalty credit;
     and

o    the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If either the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 3% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 3% for the first fifteen policy years and 2% thereafter. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.


INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have an outstanding loan). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 2% and that the differential will not exceed 1%. Because we first offered Incentive Life Legacy(R) policies in 2006, the interest rate differential has not yet been eliminated under any in-force policies.


We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment. If your policy is on loan extension, we transfer the interest to the unloaned guaranteed interest option. If the paid up death benefit guarantee is in effect, we transfer the interest to the investment options in accordance with your allocation instructions on record.

EFFECTS OF A POLICY LOAN. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the no lapse guarantee or the extended no lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.


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Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of a policy loan.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Long Term Care Services(SM) Rider, will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).


When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among the investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


If you are to receive monthly benefit payments under the Long Term Care Services(SM) Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.

If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid up death benefit guarantee allocation percentages for the variable investment options on record.


LOAN EXTENSION (FOR GUIDELINE PREMIUM TEST POLICIES ONLY)


Loan extension will protect against lapse of your policy due to an outstanding policy loan in certain circumstances. There is no additional charge for the loan extension feature. Your policy will automatically be placed on "loan extension," if at the beginning of any policy month on or following the policy anniversary nearest the insured person's 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:


o The net policy account value is not sufficient to cover the monthly deductions then due;

o The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or (b) the initial base policy face amount;

o    You have selected Death Benefit Option A;

o You have not received a payment under either the living benefits rider or the Long Term Care Services(SM) Rider;

o    The policy is not in a grace period; and

o No current or future distributions will be required to be paid from the policy to maintain its qualification as "life insurance" under the Internal Revenue Code.

When a policy goes on loan extension, all of the following will apply:

o We will collect monthly deductions due under the policy up to the amount in the unloaned policy account value.

o Any policy account value that is invested in our variable investment options will automatically be transferred to our guaranteed interest option; and no transfers out of the guaranteed interest option may thereafter be made into any of our variable investment options.

o Loan interest will continue to accrue and we will send you a notice of any loan interest due on or about each policy anniversary. If the loan interest is not paid when due, it will be added to the outstanding loan balance.

o    No additional loans or partial withdrawals may be requested.

o    No changes in face amount or death benefit option may be requested.

o No additional premium payments will be accepted. Any payments received will be applied as loan repayments. If a loan repayment is made, the repaid amount will become part of the unloaned guaranteed interest option. Any payment in excess of the outstanding loan balance will be refunded to you.


o All additional benefit riders and endorsements will terminate, including the Long Term Care Services(SM) Rider.

o    The paid up death benefit guarantee if applicable, may not be elected.

o    The policy will not thereafter lapse for any reason.


On the policy anniversary when the insured attains age 75 and if such policy has been in force for 20 years, and each month thereafter, we will determine whether the policy is on loan extension. You will be sent a letter explaining the transactions that are allowed and prohibited while a policy is on loan extension. Once a policy is on loan extension, it will remain on loan extension during the lifetime of the insured unless the policy is surrendered.


If your policy is on loan extension, the death benefit payable under the policy is the greatest of (a), (b) and (c):

(a) The greater of the policy account value or the outstanding loan and accrued loan interest on the date of the insured's death, multiplied by a percentage shown in your policy;

(b)  The outstanding loan and accrued loan interest, plus $10,000; or


24  Accessing your money


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(c)  The base policy face amount on the date of death.

Other than as outlined above, all terms and conditions of your policy will continue to apply as if your policy is not on loan extension.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 100, provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Long Term Care Services(SM) Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long Term Care Services(SM) Rider, a partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services(SM) Rider" later in this prospectus. We will not deduct a charge for making a partial withdrawal. If the extended no lapse guarantee is in effect, there are limitations on partial withdrawals from the variable investment options and different allocation rules apply. See "Extended No Lapse Guarantee Rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below $100,000, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's no lapse guarantee and the extended no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for those guarantees.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see "Paid up death benefit guarantee" in "More information about policy features and benefits."


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is "restricted" as a result of previously distributed "terminal illness living benefits," and further reduced for any monthly benefit payments made under the Long Term Care Services(SM) Rider (see "Other benefits you can add by rider: Long Term Care Services(SM) Rider" later in this prospectus), and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit on account of terminal illness , the Long Term Care Services(SM) Rider for chronic illness benefits, if elected, will terminate and no further benefits will be payable under the Long Term Care Services(SM) Rider. Long Term Care Services(SM) Rider charges will also stop. In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee and your policy cannot be placed on loan extension. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In


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addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
--------------------------------------------------------------------------------

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8. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.



BASIC INCOME TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life Legacy(R) policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:


o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."


TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy's face amount or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of policy account value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of cash surrender value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" later in this prospectus.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis


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generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)


For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by MONY America (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.


A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.


If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.


TAX TREATMENT OF LIVING BENEFITS RIDER OR LONG TERM CARE SERVICES(SM) RIDER UNDER A POLICY WITH THE APPLICABLE RIDER

LIVING BENEFITS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated death benefit. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion.

LONG TERM CARE SERVICES(SM) RIDER. Benefits received under the Long Term Care Services(SM) Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under section 101 (g) of the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. Receipt of these benefits may be taxable. Generally income exclusion for all payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act ("HIPAA") per day limit or actual costs incurred by the taxpayer on behalf of the insured person.

Charges for the Long Term Care Services(SM) Rider may be considered distributions for income tax purposes, and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. See above for tax treatment of distributions to you. Charges for the Long Term Care Services(SM) Rider are generally not considered deductible for income tax purposes. The Long Term Care Services(SM) Rider is not intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code.

Any adjustments made to your policy death benefit, face amount and other values as a result of Long Term Care Services(SM) Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.

UNDER EITHER RIDER, if the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer. Also, if the owner and


28  Tax information


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insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donee to the provider of medical care.


BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.


REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.


The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.


LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.


In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.



REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million. Various legislative proposals have been made which may eliminate the repeal and make changes to future exemption levels and rates.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $13,000 for 2009 (this amount is indexed annually for inflation) or less per year for each recipient.


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be pay-


                                                             Tax information  29


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able. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter. Again, various proposals exist which may alter these rules.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is being purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.


PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.


SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. Further guidance is anticipated. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.



ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.


OUR TAXES

The operations of our MONY America Variable Account L are reported in our federal income tax return. MONY America Variable Account L's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to MONY America Variable Account L for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to MONY America Variable Account L, based on premiums, or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase


30  Tax information


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the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. We cannot predict what if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies. As explained later under "Cost of insurance charge," the policy charges and tax qualification are based upon 2001 Commissioner's Standard Ordinary (CSO) tables. New tables may be developed in the future and apply to new policies. Certain safe harbors may be available under federal tax rules to permit certain policy changes without losing the ability to use 2001 CSO based tables for testing. If we determine that certain future changes to your policy would cause it to lose its ability to be tax tested under the 2001 CSO mortality tables, we intend to refuse such transactions which might have otherwise been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 2001 CSO based tables.


OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policyowner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policyowner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of MONY America Variable Account L, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of MONY America Variable Account L.


                                                             Tax information  31


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9. More information about policy features and benefits


--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST FOR NO LAPSE GUARANTEES

We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these guarantees as our "no lapse guarantee" and our optional "extended no lapse guarantee rider" and you can read more about them in "You can guarantee that your policy will not terminate before a certain date" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this Prospectus. You can also read more about our extended no lapse guarantee rider in "Extended No Lapse Guarantee Rider" later in this section.

GUARANTEE PREMIUM TEST. If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date accumulated at 4% annually less any partial withdrawals accumulated at 4% annually (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for either the no lapse guarantee or extended no lapse guarantee rider and guarantee premiums for any optional benefit riders accumulated at 4% annually (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that you have always had death benefit Option A, any policy loan and accrued loan interest does not exceed the policy account value, and provided that the guarantee is still in effect.

GUARANTEE PREMIUMS. The amounts of the monthly guarantee premiums for the no lapse guarantee and any elected extended no lapse guarantee rider are set forth in your policy if your death benefit option is Option A. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period beyond its original number of years.


PAID UP DEATH BENEFIT GUARANTEE

Subject to our approval, you may elect the "paid up" death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy's death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy's death benefit and potential policy lapse. You may elect this benefit provided:

o    the insured's attained age is not more than 99;

o you have death benefit Option A in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus);

o we are not waiving monthly charges under the terms of a disability waiver rider;

o you have not received any payment under a living benefits rider or under the Long Term Care Services(SM) Rider;

o the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

o the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

o the policy is not on loan extension. (For more information about loan extension, see "Accessing your money" earlier in this prospectus;

o    the election would not reduce the face amount (see below) below $100,000;

o no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and

o You agree to re-allocate your fund values to the guaranteed interest option and the AXA Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See "Restrictions on allocations and transfers," below).

The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate, including the Long Term Care Services(SM) Rider. The policy's net cash surrender value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy's face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your policy account value stayed the same, the result of the calculation


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under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than $100,000.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.) In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See "Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)" under "Tax information."

RESTRICTIONS ON ALLOCATIONS AND TRANSFERS. While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the AXA Allocation investment options. (See "About the Portfolios of the Trusts" for the listing of AXA Allocation investment options.) When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our AXA Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.

OTHER EFFECTS OF THIS GUARANTEE. After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

o    premium payments

o    partial withdrawals

o    changes to the policy's face amount or death benefit option

o any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See "Tax treatment of distributions to you" under "Tax information" earlier in this prospectus.)

TERMINATION OF THIS GUARANTEE. You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy's grace period provision. If the guarantee terminates for any reason, it cannot be restored at a later date.


OTHER BENEFITS YOU CAN ADD BY RIDER

When you purchase this policy, you may be eligible for the following other optional benefits we currently make available by rider:

o    extended no lapse guarantee - Described below.

o    Long Term Care Services(SM) Rider - Described below.


o disability deduction waiver - This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured's 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured's age 65 or the termination of disability. Issue ages are 0-59. However coverage is not provided until the insured's fifth birthday. The maximum amount of coverage is $3,000,000 for all MONY America and affiliates' policies in-force and applied for.


o option to purchase additional insurance - This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0-37. The maximum amount of coverage is $100,000 for all MONY America and affiliates' policies in-force and applied for.

o children's term insurance - This rider provides term insurance on the lives of the insured's children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the ages of 17 and 55. The maximum amount of coverage is $25,000 for all MONY America and affiliates' policies in-force and applied for.

We add the following benefits automatically at no charge to each eligible policy:

o substitution of insured person rider - (see "You can change your policy's insured person" under "More information about procedures that apply to your policy.")

o living benefits rider - (see "Your option to receive a terminal illness living benefit" under "Accessing your money.")

o paid up death benefit guarantee - (see "Paid up death benefit guarantee" earlier in this section).


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o    loan extension endorsement - (see "Loan extension (for guideline premium test policies only)" under "Accessing your money.")

MONY America or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.

EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider may be elected at issue subject to our underwriting requirements that provides for a longer no lapse guarantee period than the one in your base policy. The minimum guarantee period is 20 years from the register date, and the maximum period is to the policy anniversary nearest to the insured's 100th birthday. Issue ages are 0-70. If you elect this rider at issue, the investment options available to you will be restricted to the guaranteed interest option and the AXA Allocation investment options. You must provide proper allocation instructions at the time you apply for this policy in order to have your policy issued with this rider.

This rider, while in force, will prevent your policy from lapsing provided that all of the following conditions apply:

o    The rider has not terminated;

o The guarantee premium test for no lapse guarantees has been satisfied (see "Guarantee premium test for no lapse guarantees" under "More information about policy features and benefits");

o The death benefit option under the policy has been Option A since it was issued; and

o Any policy loan and accrued loan interest does not exceed the policy account value.

The monthly cost of this rider varies based on the individual characteristics of the insured, the face amount of the policy and the guarantee period you select. A change to the policy's face amount may affect the cost of this rider. See "Risk/benefit summary: Charges and expenses you will pay" for more information on the charges we deduct for this rider. The rider will terminate upon our receipt of your written request to terminate or on the effective date of a change to death benefit Option B during the extended no lapse guarantee period. This rider cannot be reinstated once terminated.

At issue and while the rider is in effect, we currently limit your investment options under the policy to the AXA Allocation investment options and the guaranteed interest option. We also limit your premium allocations, transfers from the variable investment options to the guaranteed interest option and partial withdrawals from the variable investment options, as described below and loan repayments as described in "Accessing your money" earlier in this prospectus.

o PREMIUM ALLOCATIONS. You may instruct us to allocate up to 25% of your net premiums to the guaranteed interest option. The net premiums allocated to the guaranteed interest option will be limited to an amount so that the value in the guaranteed interest option does not exceed 25% of your total unloaned policy account value. Any portion of a net premium that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts for the variable investment options that you specified for that particular premium. If you did not specify, we will allocate that portion of the net premium in proportion to the premium allocation instructions for the variable investment options on record.

o TRANSFERS FROM THE VARIABLE INVESTMENT OPTIONS TO THE GUARANTEED INTEREST OPTION. You may make a transfer from one or more of the variable investment options to the guaranteed interest option as long as the transfer would not cause your value in the guaranteed interest option to exceed 25% of the total unloaned policy account value. Otherwise, we will reject the transfer request. If, at the time of a transfer request, the value of the guaranteed interest option already makes up 25% or more of your total unloaned policy account value, we will reject the transfer.

o PARTIAL WITHDRAWALS FROM THE VARIABLE INVESTMENT OPTIONS. Partial withdrawals from the variable investment options will be limited to an amount that will not result in your value in the guaranteed interest option exceeding 25% of your total unloaned policy account value. Any portion of the partial withdrawal not taken from the variable investment options will be taken from the guaranteed interest option. If you tell us how much of the partial withdrawal is to come from the values in each of your variable investment options, the total amount taken from the variable investment options will be divided among investment options in proportion to the amounts to be withdrawn from the investment options as you have specified. If you do not tell us, or if we are unable to make the withdrawal in this manner, the amount taken from the variable investment options will be divided among all of your variable investment options in proportion to your values in each.

o RIDER TERMINATION. The extended no lapse guarantee rider will terminate on the earliest of the following:

     -  the date your policy ends without value at the end of a grace period;

     -  the date you surrender your policy;

     - the expiration date of the extended no lapse guarantee period shown in your policy;

     - the effective date of a change to death benefit Option B, during the extended no lapse guarantee period;

     - the effective date of the election of the paid up death benefit guarantee;

     - the date that a new insured person is substituted for the origi nal insured person;

     -  the date the policy goes on loan extension; or


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     -  the beginning of the policy month that coincides with or next follows the date we receive your written request to terminate the rider.


This rider cannot be reinstated once it has been terminated.

LONG TERM CARE SERVICES(SM) RIDER(1). In states where approved, an optional rider may be elected at issue that provides for the acceleration of the policy death benefit as a payment of a portion of the policy's death benefit each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services.(2) Benefits accelerated under this rider will be treated as a lien against policy values. While this rider is in force, policy face amount increases and death benefit option changes are not permitted.

An individual qualifies as "chronically ill" if they have been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services pursuant to a written plan of care; 2) proof that the "elimination period," as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. We require recertification every twelve months from the date of the initial or subsequent certification to continue monthly benefit payments, otherwise, benefit payments will terminate at the end of the twelve month period. This rider may not cover all of the costs associated with long-term care services during the insured person's period of coverage.

The monthly rate for this rider varies based on the insured person's sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected. See "Risk/benefit summary: Charges and expenses you will pay", for more information on the charges we deduct for this rider.

If the net policy account value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. When monthly benefits under the Long Term Care Services(SM) Rider are being paid we will waive the monthly charge for the Long Term Care Services(SM) Rider.

We will pay up to the long-term care specified amount for qualified long term care services for the insured person for the duration of a period of coverage. The initial long-term care specified amount is equal to the face amount of the base policy at issue. This amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount will reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount; or (b) the long-term care specified amount immediately prior to the face amount decrease. Any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal. The maximum monthly benefit in either case will then be equal to the new long-term care specified amount multiplied by the benefit percentage.


The maximum monthly benefit is the maximum amount an affiliated company or we will pay in a month for qualified long-term care services for the insured person. The maximum monthly benefit payment amount that you can purchase from MONY America and its affiliates is limited to $50,000 per month, per insured person. Affiliates include AXA Equitable Life Insurance Company, AXA Equitable Life and Annuity Company, MONY Life Insurance Company, and U.S. Financial Life Insurance. The maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage that you have selected. This amount may change due to subsequent policy transactions. See below for maximum monthly payment limitations.


Each month, we will pay the monthly benefit payment (a portion of which may be applied to repay an outstanding policy loan) for qualified long-term care services for the insured person. The monthly benefit payment is equal to the lesser of:

     1. the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

     2. the monthly equivalent of 200% of the per day limit allowed by the Health Insurance Portability and Accountability Act. (We reserve the right to increase this percentage.)

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage, accumulated at 0% interest. We subtract the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. For the purposes of determining the cash surrender value of this policy, the unloaned policy account value and surrender charge (if applicable) will be reduced pro rata for the portion of the policy face amount that we have accelerated to date. However, the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount.

o ELIMINATION PERIOD. The Long Term Care Services(SM) Rider has an elimination period that is the required period of time that the rider must be in force before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of

----------------------
(1) In the state of Massachusetts, this benefit will be called the Accelerated Death Benefit for Chronic Illiness Rider.

(2) For a more complete description of the terms used in this section and conditions of this rider please consult your rider policy form.



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24 months starting with the date on which such services are first provided. The elimination period must be satisfied only once while this rider is in effect.

o PERIOD OF COVERAGE. The period of coverage is the period of time during which the insured person receives services that are covered under the Long Term Care Services(SM) Rider and for which benefits are payable. This begins on the first day of covered services received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

     1. the date that we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

     2. the date we determine you are no longer eligible to receive benefits in accordance with the terms of this rider;

     3. the date when you request that we terminate benefit payments under this rider;

     4. the date the accumulated benefit lien amount equals the current long term care specified amount;

     5.   the date that you surrender the policy;

     6. the date we make a payment under the living benefits rider (for terminal illness); or

     7.   the date of death of the insured person.

During a period of coverage:

     1. Partial withdrawals, face amount decreases and premium payments are not permitted.

     2. Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment; this amount will be treated as a lien against your policy values.

     3. If there is an outstanding policy loan at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the long-term care specified amount that we have not accelerated to date.

     4. The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider.

After a period of coverage ends:

     1. The face amount of the policy and the long-term care specified amount are reduced by the accumulated benefit lien amount.

     2. The unloaned policy account value will be reduced pro rata to the reduction in the policy face amount, but not by more than the accumulated benefit lien amount.

     3. Any applicable surrender charges will be reduced pro rata to the reduction in the policy face amount.

     4.   The maximum monthly benefit will not be reduced.

     5. The actual premium fund and no lapse guarantee premium fund values that are used by us to determine whether a guarantee against policy lapse is in effect will also be reduced pro rata to the reduction in the policy face amount.

     6. Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

     7.   The accumulated benefit lien amount is reset to zero.

The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

After the period of coverage has ended, we will provide you with notice of the adjusted values.

If the entire long-term care specified amount has been paid out during the period of coverage, this rider will terminate and the policy may terminate.

o RIDER TERMINATION. This rider will terminate, and no further benefits will be payable (except as provided under the "Extension of Benefits" provision of this rider), on the earliest of the following:

     1. at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

     2.   upon termination or surrender of the policy;

     3.   the date of the insured person's death;

     4. the date when the accumulated benefit lien amount equals the current long-term care specified amount;

     5. the effective date of the election of the paid up death benefit guarantee;

     6. the date you request payment under a living benefits rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date);

     7.   the date the policy goes on loan extension; or

     8. on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider.

If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

o EXTENSION OF BENEFITS. If this policy lapses before the current long-term care specified amount has been paid out, while the insured person is confined in a long term care facility, benefits for that confinement may be payable provided that the confinement began while this rider was in force. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement; (b) the date when the current long-term care specified


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amount has been paid; or (c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.

For tax information concerning the Long Term Care Services(SM) Rider, see "Tax information" earlier in this prospectus.


CUSTOMER LOYALTY CREDIT


We provide a customer loyalty credit for policies that have been in force for more than 20 years. This is added to your policy account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options. The amount in our investment options does not include any value we are holding as collateral for any policy loans. The percentage credit is currently at an annual rate of 0.05% beginning in the policy's 21st year. This credit is not guaranteed, however. Because Incentive Life Legacy(R) was first offered in 2006, no customer loyalty credit has yet been made to an Incentive Life Legacy(R) policy.


VARIATIONS AMONG INCENTIVE LIFE LEGACY(R) POLICIES


Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


MONY America also may vary or waive the charges (including surrender charges) and other terms of Incentive Life Legacy(R) where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life Legacy(R). We will make such variations only in accordance with uniform rules that we establish.


MONY America or your financial professional can advise you about any variations that may apply to your policy.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.


PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "MONY Access Account", an interest-bearing account with check-writing privileges. In that case,we will send the beneficiary a checkbook, and the beneficiary will have immediate access to the proceeds by writing a check for all or part of the amount of the death benefit proceeds. MONY America will retain the funds until a check is presented for payment. Interest on the MONY Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The MONY Access Account is part of MONY America's general account and is subject to the claims of our creditors. The MONY Access Account is not a bank account or a checking account and it is not insured by the FDIC or any other government agency. We will receive any investment earnings during the period such amounts remain in the general account.


If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the MONY Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. In other states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states, as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your "Right to Examine" the policy.


In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for its net cash surrender value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.


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10. More information about certain policy charges

--------------------------------------------------------------------------------

DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."

TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

o PREMIUM CHARGE. We deduct an amount not to exceed 12% from each premium payment you send us. We currently deduct 12% from each premium payment during the first five policy years, and 2% from each premium payment in subsequent policy years. If the extended no lapse guarantee is in effect, we currently deduct 12% from each premium payment during the first ten policy years, and 2% from each premium payment in subsequent policy years. A similar charge applies to premiums attributed to requested face amount increases. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 12%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

o SURRENDER CHARGES. If you give up this policy for its net cash surrender value before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $10.38 and $47.92 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year until it reaches zero in the twelfth month of policy year fifteen. The initial amount of surrender charge depends on each policy's specific characteristics.

We will establish additional surrender charges for any increase in the base policy face amount you request that represents an increase over the previous highest base policy face amount. These charges will apply for fifteen years from the effective date of such increase. Changes in the base policy face amount resulting from a change in death benefit option will not be considered in computing the previous highest face amount.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

o REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first fifteen policy years or within fifteen years following a face amount increase, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

If there have been prior increases in face amount, the decrease will be deemed to cancel, first, each increase in reverse chronological order (beginning with the most recent) and then the initial face amount. We will deduct from your policy account value any surrender charge that is associated with any portion of the face amount that is thus deemed to be canceled.

o TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.


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o ADDING A LIVING BENEFITS RIDER. If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

o EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

o COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on the individual characteristics of the insured and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we deduct between $0.02 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 100). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed the maximum rates specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.


The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy(R) policies for insureds who are age 18 or above are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy(R) policies for insureds who are under age 18 are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female Composite Ultimate Age Nearest Birthday Mortality Table. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female Composite Ultimate Age Nearest Birthday Mortality Tables.


Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

For policies issued at ages 0-17, an insured person's cost of insurance rate is not based on that person's status as a tobacco user or non-tobacco user. Effective with the policy anniversary when that insured person reaches attained age 18, non-tobacco user cost of insurance rates will be charged for that person. That insured person may also be eligible for a more favorable rating, subject to our underwriting rules.

We offer lower rates for non-tobacco users only if they are at least age 18. You may generally ask us to review the tobacco habits of an insured person issue age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.


For more information concerning possible limitations on any ratings changes, please see "Other information" in "Tax information" earlier in this prospectus.



The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

o MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we


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assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 1.75% during the first ten policy years, and at an annual rate of 0.25% in policy years 11 through 20, with no charge in policy year 21 and thereafter, for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 1.75%, 0.50% and 0.50%, respectively. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

o ADMINISTRATIVE CHARGE. In the first policy year, we deduct $20 from your policy account value at the beginning of each policy month. In all subsequent policy years (but not beyond the policy anniversary when the insured person is attained age 100), we currently deduct $10 at the beginning of each policy month. We reserve the right to increase or decrease this amount in the future, although it will never exceed $15. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

o LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. In no event will the loan interest spread exceed 1%. We deduct the loan interest spread on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

OPTIONAL RIDER CHARGES

If you elect the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:

o CHILDREN'S TERM INSURANCE. If you choose this rider, we deduct $0.50 per $1,000 of children's term insurance from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child's coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

o DISABILITY DEDUCTION WAIVER. If you choose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. This amount is between 7% and 132% of all the other monthly charges (including charges for other riders elected) deducted from your policy account value on a guaranteed basis. The current monthly charges for this rider are lower than the maximum monthly charges.

o OPTION TO PURCHASE ADDITIONAL INSURANCE. If you choose this rider, we deduct between $0.04 and $0.17 per $1,000 of the option to purchase additional insurance from your policy account value each month until the insured under the base policy reaches age 40 while the rider is in effect.

o EXTENDED NO LAPSE GUARANTEE. If you choose this rider with coverage to age 100, we deduct between $0.02 and $0.08 per $1,000 of the initial base policy face amount, and per $1,000 of any requested increase in the base policy face amount, from your policy account value each month until the insured under the base policy reaches age 100 while the rider is in effect.


o LONG TERM CARE SERVICES(SM) RIDER. If you choose this rider, on a guaranteed basis we may deduct between $0.08 and $1.18 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month until the insured under the base policy reaches age 100 while the rider is in effect, but not when rider benefits are being paid. The amount at risk for this rider is the long-term care specified amount minus your policy account value, but not less than zero. The current monthly charges for this rider are lower than the maximum monthly charges.



CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o    Management fees ranging from 0.10% to 1.40%.

o    12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o    Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o    loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o    withdrawals

o    tax withholding elections

o    face amount decreases that result from a withdrawal

o changes of allocation percentages for premium payments or monthly deductions

o    surrenders

o    changes of owner

o    changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option


o    loans

o    transfers among variable investment options

o    assignments

o    termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o    changes in face amount

o    election of paid up death benefit guarantee

o    changes in death benefit option

o    changes of insured person

o    restoration of terminated policies

o    termination of any additional benefit riders you have elected

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar-cost averaging) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.


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o    If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.


o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we received your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the guaranteed interest option.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you. Before this date, your initial premium will be held in a non-interest bearing account. Generally, this is the register date. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.


COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.


NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "MONY Life Insurance Company of America."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to MONY Life Insurance Company of America, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than MONY Life Insurance Company of America and endorsed over to MONY Life Insurance Company of America only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.


YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that


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the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics. In addition, any no lapse guarantee and Long Term Care Services(SM) Rider will terminate. It may also affect the face amount that a policy will have if you subsequently elect the paid up death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.


Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," or in some cases require that we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance or causes the policy to lose its ability to be tested under the 2001 CSO tables. See "Other information" under "Tax information" earlier in this prospectus. Also, if the paid up death benefit guarantee is in effect or your policy is on loan extension, you may not request to substitute the insured person.



REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.


GENDER-NEUTRAL POLICIES


Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Legacy(R) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Legacy(R) policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life Legacy(R) policy.


FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.



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12. More information about other matters


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ABOUT OUR GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the contract are supported by the Company's general account and are subject to the Company's claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Commissioner of Insurance in the state of Arizona and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.


TRANSFERS OF YOUR POLICY ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the insured person's death; or (4) you have either elected the paid up death benefit guarantee or your policy is placed on loan extension. Similarly, the asset rebalancing program will terminate if either (2), (3) or
(4) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net


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inflows or outflows exceed an established monitoring threshold, the trust obtains from us policy owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that MONY America has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


TELEPHONE AND INTERNET REQUESTS

If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."


Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured person, or through axa-equitable.com if you are the individual owner:


o    changes of premium allocation percentages

o    changes of address

o    request forms and statements

o to request a policy loan (loan requests cannot be made online by corporate policyholders)


o    enroll for electronic delivery and view statements/documents online


o    to pay your premium or make a loan repayment

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to enroll in axa-equitable.com or use ACH payments via AXA Equitable VOICE IT, you must first agree to the terms and conditions set forth in our axa-equitable.com Online Services Agreement or our AXA Equitable VOICE IT Terms and Conditions, which you can find at our website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through axa-equitable.com or AXA Equitable VOICE IT from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to axa-equitable.com or AXA Equitable VOICE IT if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


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WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or MONY America Variable Account L operate. For example, we have the right to:


o combine two or more variable investment options or withdraw assets relating to Incentive Life Legacy(R) from one investment option and put them into another;


o end the registration of, or re-register, MONY America Variable Account L under the Investment Company Act of 1940;

o operate MONY America Variable Account L under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect MONY America Variable Account L;

o operate MONY America Variable Account L, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge MONY America Variable Account L an advisory fee. We may make any legal investments we wish for MONY America Variable Account L. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.

DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
L. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of MONY America, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors


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are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other MONY America life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

MONY America pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from MONY America to individual financial representatives or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with MONY America.

Premium-based compensation paid by MONY America to AXA Advisors will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later.


Premium-based compensation paid by MONY America to AXA Distributors will generally not exceed 135% of the premiums you pay up to one target premium in your policy's first year; plus 5% of all other premiums you pay in your policy's first year; plus 2.8% of all other premiums you pay in policy years two through ten, and 2% thereafter. Asset-based compensation of 0.15% in policy years 6-10 and 0.05% in policy years 11 and later will also be paid.


The premium-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

The premium-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.


The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of MONY America and/or Incentive Life Legacy(R) on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of MONY America products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.


The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of MONY America products. However, under applicable rules of FINRA, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although MONY America takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-


                                         More information about other matters 47


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based and asset-based compensation paid by MONY America to the Distributors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


LEGAL PROCEEDINGS

MONY America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in MONY America Variable Account L, nor would any of these proceedings be likely to have a material adverse effect upon MONY America Variable Account L, our ability to meet our obligations under the policies, or the distribution of the policies.


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13. Financial statements of MONY America Variable Account L and MONY America

--------------------------------------------------------------------------------

The financial statements of MONY America Variable Account L as well as the financial statements of MONY America, are in the Statement of Additional Information ("SAI").

The financial statements of MONY America have relevance for the policies only to the extent that they bear upon the ability of MONY America to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 and requesting to speak with a customer service representative.

    Financial statements of MONY America Variable Account L and MONY America  49


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14.  Personalized illustrations


--------------------------------------------------------------------------------

ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts, definition of life insurance test, and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2008 (or expected to be incurred in 2009, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2008). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

You can request an arithmetic illustration as well any of the other illustrations described above. Currently, we do not charge you for an in-force policy illustration. However, we reserve the right to charge up to $25 for each illustration requested. Appendix I to the prospectus contains an arithmetic hypothetical illustration.


50  Personalized illustrations


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Appendix I: Hypothetical illustrations

--------------------------------------------------------------------------------

   ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES
                           AND ACCUMULATED PREMIUMS


The following tables illustrate the changes in death benefit, account value and net cash surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount under death benefit option A or death benefit option B. The first two tables illustrate the policy if it is issued with the extended no lapse guarantee rider with death benefit option A (the only death benefit option available if this rider is elected). The tables assume annual planned periodic premiums that are paid at the beginning of each policy year for an insured person who is a 35-year-old preferred risk male non-tobacco user when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the policy account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e., before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. MONY America is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%. After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios that are available as investment options for each table (as described below), the corresponding net annual rates of return would be (1.35)%, 4.57% and 10.49% if the policy is issued with the extended no lapse guarantee rider. For policies issued without the rider, the corresponding net annual rates of return would be (1.12)%, 4.82% and 10.75%. These net annual rates of return do not reflect the mortality and expense risk charge, or other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.

Tables are provided for each of the two death benefit options if the policy is issued without the extended no lapse guarantee rider. The tables provided for the policy issued with the extended no lapse guarantee rider only illustrate death benefit option A. The tables headed "Using Current Charges" assume that the current rates for the following charges are deducted by MONY America in each year illustrated: premium charge, administrative charge, cost of insurance charge, mortality and expense risk charge (including MONY America's currently planned reductions after the 10th and 20th policy years). Because Incentive Life Legacy(R) was first offered in 2006, this reduction has not yet taken effect under any Incentive Life Legacy(R) policies. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits (other than the extended no lapse guarantee rider, if applicable) have been elected, (ii) no loans or withdrawals are made,
(iii) no changes in coverage are requested and (iv) no change in the death benefit option is requested.

With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in the tables reflect (1) investment management fees equivalent to an effective annual rate of 0.10% for a policy if it is issued with the extended no lapse guarantee rider (0.59% if issued without the rider) and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 1.25% for a policy if it is issued with the extended no lapse guarantee rider (0.53% if issued without the rider). These rates are the arithmetic average for all Portfolios that are available as investment options for each table. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options that are available. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.


The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations" earlier in this prospectus.


                                      Appendix I: Hypothetical illustrations I-1


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INCENTIVE LIFE LEGACY(R) WITH EXTENDED NO LAPSE GUARANTEE RIDER TO AGE 100
$450,000 FACE AMOUNT



MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING CURRENT CHARGES
USING THE GUIDELINE PREMIUM TEST




                                    Death Benefit
                         -----------------------------------
             Premiums        Assuming Hypothetical Gross
 End Of    Accumulated      Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------
  Year       Per Year     0% Gross   6% Gross    12% Gross
-------- --------------- ---------- ---------- -------------
     1      $    2,835    $450,000   $450,000   $   450,000
     2      $    5,812    $450,000   $450,000   $   450,000
     3      $    8,937    $450,000   $450,000   $   450,000
     4      $   12,219    $450,000   $450,000   $   450,000
     5      $   15,665    $450,000   $450,000   $   450,000
     6      $   19,283    $450,000   $450,000   $   450,000
     7      $   23,083    $450,000   $450,000   $   450,000
     8      $   27,072    $450,000   $450,000   $   450,000
     9      $   31,260    $450,000   $450,000   $   450,000
    10      $   35,658    $450,000   $450,000   $   450,000
    15      $   61,175    $450,000   $450,000   $   450,000
    20      $   93,742    $450,000   $450,000   $   450,000
    25      $  135,306    $450,000   $450,000   $   450,000
    30      $  188,354    $450,000   $450,000   $   450,000
    35      $  256,058    $450,000   $450,000   $   624,015
    40      $  342,467    $450,000   $450,000   $   960,823
    45      $  452,750    $450,000   $450,000   $ 1,564,777
    50      $  593,502    $450,000   $450,000   $ 2,575,273
    55      $  773,140    $450,000   $450,000   $ 4,200,392
    60      $1,002,410    $450,000   $450,000   $ 6,590,057
    65      $1,295,022    $450,000   $450,000   $10,814,510


                    Account Value                 Net Cash Surrender Value
         ----------------------------------- -----------------------------------
             Assuming Hypothetical Gross         Assuming Hypothetical Gross
            Annual Investment Return of:        Annual Investment Return of:
 End Of  ----------------------------------- -----------------------------------
 Policy
  Year    0% Gross   6% Gross    12% Gross    0% Gross   6% Gross    12% Gross
-------- ---------- ---------- ------------- ---------- ---------- -------------
     1    $ 1,699    $  1,818   $     1,937   $     0    $      0   $         0
     2    $ 3,404    $  3,746   $     4,102   $     0    $      0   $         0
     3    $ 4,988    $  5,656   $     6,380   $     0    $      0   $         0
     4    $ 6,459    $  7,553   $     8,786   $     0    $    175   $     1,408
     5    $ 7,829    $  9,445   $    11,340   $   996    $  2,612   $     4,507
     6    $ 9,138    $ 11,370   $    14,094   $ 2,872    $  5,104   $     7,827
     7    $10,399    $ 13,341   $    17,078   $ 4,722    $  7,664   $    11,401
     8    $11,623    $ 15,369   $    20,321   $ 6,559    $ 10,305   $    15,258
     9    $12,811    $ 17,454   $    23,847   $ 8,385    $ 13,029   $    19,421
    10    $13,964    $ 19,600   $    27,679   $10,202    $ 15,839   $    23,917
    15    $21,818    $ 35,031   $    58,107   $21,818    $ 35,031   $    58,107
    20    $28,362    $ 53,410   $   107,094   $28,362    $ 53,410   $   107,094
    25    $31,973    $ 74,310   $   187,402   $31,973    $ 74,310   $   187,402
    30    $30,714    $ 96,127   $   318,779   $30,714    $ 96,127   $   318,779
    35    $23,177    $118,315   $   537,944   $23,177    $118,315   $   537,944
    40    $ 4,865    $138,078   $   897,965   $ 4,865    $138,078   $   897,965
    45    $     0    $148,636   $ 1,490,264   $     0    $148,636   $ 1,490,264
    50    $     0    $134,410   $ 2,452,641   $     0    $134,410   $ 2,452,641
    55    $     0    $ 58,412   $ 4,000,373   $     0    $ 58,412   $ 4,000,373
    60    $     0    $      0   $ 6,524,809   $     0    $      0   $ 6,524,809
    65    $     0    $      0   $10,707,435   $     0    $      0   $10,707,435


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-2 Appendix I: Hypothetical illustrations

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INCENTIVE LIFE LEGACY(R) WITH EXTENDED NO LAPSE GUARANTEE RIDER TO AGE 100
$450,000 FACE AMOUNT



MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING GUARANTEED CHARGES
USING THE GUIDELINE PREMIUM TEST




                                    Death Benefit
                         -----------------------------------
             Premiums        Assuming Hypothetical Gross
 End Of    Accumulated      Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------
  Year       Per Year     0% Gross   6% Gross    12% Gross
-------- --------------- ---------- ---------- -------------
     1      $    2,835    $450,000   $450,000   $  450,000
     2      $    5,812    $450,000   $450,000   $  450,000
     3      $    8,937    $450,000   $450,000   $  450,000
     4      $   12,219    $450,000   $450,000   $  450,000
     5      $   15,665    $450,000   $450,000   $  450,000
     6      $   19,283    $450,000   $450,000   $  450,000
     7      $   23,083    $450,000   $450,000   $  450,000
     8      $   27,072    $450,000   $450,000   $  450,000
     9      $   31,260    $450,000   $450,000   $  450,000
    10      $   35,658    $450,000   $450,000   $  450,000
    15      $   61,175    $450,000   $450,000   $  450,000
    20      $   93,742    $450,000   $450,000   $  450,000
    25      $  135,306    $450,000   $450,000   $  450,000
    30      $  188,354    $450,000   $450,000   $  450,000
    35      $  256,058    $450,000   $450,000   $  450,000
    40      $  342,467    $450,000   $450,000   $  478,651
    45      $  452,750    $450,000   $450,000   $  759,173
    50      $  593,502    $450,000   $450,000   $1,206,873
    55      $  773,140    $450,000   $450,000   $1,880,596
    60      $1,002,410    $450,000   $450,000   $2,821,102
    65      $1,295,022    $450,000   $450,000   $4,464,666



                    Account Value                 Net Cash Surrender Value
         ----------------------------------- -----------------------------------
             Assuming Hypothetical Gross         Assuming Hypothetical Gross
            Annual Investment Return of:        Annual Investment Return of:
 End Of  ----------------------------------- -----------------------------------
 Policy
  Year    0% Gross   6% Gross    12% Gross    0% Gross   6% Gross    12% Gross
-------- ---------- ---------- ------------- ---------- ---------- -------------
     1    $ 1,435    $ 1,545    $    1,656    $     0    $     0    $        0
     2    $ 2,860    $ 3,169    $    3,491    $     0    $     0    $        0
     3    $ 4,221    $ 4,816    $    5,463    $     0    $     0    $        0
     4    $ 5,503    $ 6,471    $    7,564    $     0    $     0    $      186
     5    $ 6,712    $ 8,137    $    9,811    $     0    $ 1,304    $    2,979
     6    $ 7,847    $ 9,811    $   12,214    $ 1,581    $ 3,545    $    5,947
     7    $ 8,897    $11,481    $   14,771    $ 3,220    $ 5,804    $    9,094
     8    $ 9,851    $13,132    $   17,484    $ 4,787    $ 8,069    $   12,420
     9    $10,704    $14,758    $   20,358    $ 6,279    $10,332    $   15,932
    10    $11,447    $16,343    $   23,395    $ 7,685    $12,581    $   19,633
    15    $14,369    $25,023    $   44,134    $14,369    $25,023    $   44,134
    20    $14,378    $32,789    $   74,759    $14,378    $32,789    $   74,759
    25    $ 8,484    $36,030    $  118,642    $ 8,484    $36,030    $  118,642
    30    $     0    $29,657    $  182,927    $     0    $29,657    $  182,927
    35    $     0    $ 3,149    $  281,218    $     0    $ 3,149    $  281,218
    40    $     0    $     0    $  447,337    $     0    $     0    $  447,337
    45    $     0    $     0    $  723,022    $     0    $     0    $  723,022
    50    $     0    $     0    $1,149,403    $     0    $     0    $1,149,403
    55    $     0    $     0    $1,791,044    $     0    $     0    $1,791,044
    60    $     0    $     0    $2,793,170    $     0    $     0    $2,793,170
    65    $     0    $     0    $4,420,461    $     0    $     0    $4,420,461


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-3

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INCENTIVE LIFE LEGACY(R)
$450,000 FACE AMOUNT



MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING CURRENT CHARGES
USING THE GUIDELINE PREMIUM TEST




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End Of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $    2,835     $ 450,000     $ 450,000    $   450,000
     2      $    5,812     $ 450,000     $ 450,000    $   450,000
     3      $    8,937     $ 450,000     $ 450,000    $   450,000
     4      $   12,219     $ 450,000     $ 450,000    $   450,000
     5      $   15,665     $ 450,000     $ 450,000    $   450,000
     6      $   19,283     $ 450,000     $ 450,000    $   450,000
     7      $   23,083     $ 450,000     $ 450,000    $   450,000
     8      $   27,072     $ 450,000     $ 450,000    $   450,000
     9      $   31,260     $ 450,000     $ 450,000    $   450,000
    10      $   35,658     $ 450,000     $ 450,000    $   450,000
    15      $   61,175     $ 450,000     $ 450,000    $   450,000
    20      $   93,742     $ 450,000     $ 450,000    $   450,000
    25      $  135,306     $ 450,000     $ 450,000    $   450,000
    30      $  188,354     $ 450,000     $ 450,000    $   464,256
    35      $  256,058     $ 450,000     $ 450,000    $   751,971
    40      $  342,467     $ 450,000     $ 450,000    $ 1,168,945
    45      $  452,750             **    $ 450,000    $ 1,923,488
    50      $  593,502             **    $ 450,000    $ 3,200,107
    55      $  773,140             **    $ 450,000    $ 5,278,065
    60      $1,002,410             **    $ 450,000    $ 8,375,444
    65      $1,295,022             **            **   $13,903,339


                      Account Value                       Net Cash Surrender Value
         ---------------------------------------- ----------------------------------------
               Assuming Hypothetical Gross              Assuming Hypothetical Gross
               Annual Investment Return of:             Annual Investment Return of:
 End Of  ---------------------------------------- ----------------------------------------
 Policy
  Year     0% Gross      6% Gross     12% Gross     0% Gross      6% Gross     12% Gross
-------- ------------ ------------- ------------- ------------ ------------- -------------
     1     $  1,856     $   1,980    $     2,105    $      0     $       0    $         0
     2     $  3,717     $   4,080    $     4,457    $      0     $       0    $         0
     3     $  5,457     $   6,171    $     6,943    $      0     $       0    $         0
     4     $  7,083     $   8,260    $     9,583    $      0     $     883    $     2,205
     5     $  8,608     $  10,355    $    12,398    $  1,775     $   3,523    $     5,565
     6     $ 10,332     $  12,772    $    15,737    $  4,066     $   6,506    $     9,470
     7     $ 12,001     $  15,255    $    19,365    $  6,324     $   9,578    $    13,688
     8     $ 13,624     $  17,816    $    23,318    $  8,561     $  12,752    $    18,254
     9     $ 15,203     $  20,456    $    27,625    $ 10,778     $  16,031    $    23,199
    10     $ 16,739     $  23,179    $    32,317    $ 12,978     $  19,417    $    28,556
    15     $ 25,390     $  40,775    $    67,431    $ 25,390     $  40,775    $    67,431
    20     $ 32,772     $  62,117    $   124,785    $ 32,772     $  62,117    $   124,785
    25     $ 37,336     $  87,280    $   220,613    $ 37,336     $  87,280    $   220,613
    30     $ 37,073     $ 115,080    $   380,538    $ 37,073     $ 115,080    $   380,538
    35     $ 30,559     $ 145,762    $   648,251    $ 30,559     $ 145,762    $   648,251
    40     $ 13,318     $ 178,027    $ 1,092,472    $ 13,318     $ 178,027    $ 1,092,472
    45            **    $ 208,362    $ 1,831,893           **    $ 208,362    $ 1,831,893
    50            **    $ 229,483    $ 3,047,721           **    $ 229,483    $ 3,047,721
    55            **    $ 227,422    $ 5,026,728           **    $ 227,422    $ 5,026,728
    60            **    $ 161,768    $ 8,292,518           **    $ 161,768    $ 8,292,518
    65            **            **   $13,765,683           **            **   $13,765,683


----------

* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**   Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-4 Appendix I: Hypothetical illustrations

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                           www.axa-equitable.com/green

INCENTIVE LIFE LEGACY(R)
$450,000 FACE AMOUNT



MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING GUARANTEED CHARGES
USING THE GUIDELINE PREMIUM TEST




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End Of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $    2,835     $ 450,000     $ 450,000    $  450,000
     2      $    5,812     $ 450,000     $ 450,000    $  450,000
     3      $    8,937     $ 450,000     $ 450,000    $  450,000
     4      $   12,219     $ 450,000     $ 450,000    $  450,000
     5      $   15,665     $ 450,000     $ 450,000    $  450,000
     6      $   19,283     $ 450,000     $ 450,000    $  450,000
     7      $   23,083     $ 450,000     $ 450,000    $  450,000
     8      $   27,072     $ 450,000     $ 450,000    $  450,000
     9      $   31,260     $ 450,000     $ 450,000    $  450,000
    10      $   35,658     $ 450,000     $ 450,000    $  450,000
    15      $   61,175     $ 450,000     $ 450,000    $  450,000
    20      $   93,742     $ 450,000     $ 450,000    $  450,000
    25      $  135,306     $ 450,000     $ 450,000    $  450,000
    30      $  188,354             **    $ 450,000    $  450,000
    35      $  256,058             **    $ 450,000    $  450,000
    40      $  342,467             **            **   $  634,988
    45      $  452,750             **            **   $1,015,283
    50      $  593,502             **            **   $1,629,208
    55      $  773,140             **            **   $2,564,682
    60      $1,002,410             **            **   $3,888,696
    65      $1,295,022             **            **   $6,222,665


                      Account Value                     Net Cash Surrender Value
         --------------------------------------- ---------------------------------------
               Assuming Hypothetical Gross             Assuming Hypothetical Gross
              Annual Investment Return of:            Annual Investment Return of:
 End Of  --------------------------------------- ---------------------------------------
 Policy
  Year     0% Gross     6% Gross     12% Gross     0% Gross     6% Gross     12% Gross
-------- ------------ ------------ ------------- ------------ ------------ -------------
     1     $  1,592     $  1,707    $    1,823     $      0     $      0    $        0
     2     $  3,172     $  3,501    $    3,844     $      0     $      0    $        0
     3     $  4,688     $  5,329    $    6,023     $      0     $      0    $        0
     4     $  6,123     $  7,173    $    8,355     $      0     $      0    $      978
     5     $  7,485     $  9,039    $   10,860     $    652     $  2,206    $    4,027
     6     $  8,771     $ 10,924    $   13,548     $  2,504     $  4,657    $    7,282
     7     $  9,970     $ 12,814    $   16,424     $  4,293     $  7,137    $   10,747
     8     $ 11,072     $ 14,698    $   19,490     $  6,008     $  9,635    $   14,426
     9     $ 12,071     $ 16,567    $   22,757     $  7,646     $ 12,142    $   18,331
    10     $ 12,958     $ 18,408    $   26,229     $  9,197     $ 14,647    $   22,468
    15     $ 16,689     $ 28,766    $   50,321     $ 16,689     $ 28,766    $   50,321
    20     $ 17,489     $ 38,778    $   86,921     $ 17,489     $ 38,778    $   86,921
    25     $ 12,355     $ 45,042    $  141,567     $ 12,355     $ 45,042    $  141,567
    30            **    $ 42,800    $  225,684            **    $ 42,800    $  225,684
    35            **    $ 22,157    $  362,190            **    $ 22,157    $  362,190
    40            **           **   $  593,447            **           **   $  593,447
    45            **           **   $  966,936            **           **   $  966,936
    50            **           **   $1,551,627            **           **   $1,551,627
    55            **           **   $2,442,554            **           **   $2,442,554
    60            **           **   $3,850,195            **           **   $3,850,195
    65            **           **   $6,161,055            **           **   $6,161,055


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**   Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-5

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                           www.axa-equitable.com/green

INCENTIVE LIFE LEGACY(R)
$450,000 FACE AMOUNT



MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING CURRENT CHARGES
USING THE GUIDELINE PREMIUM TEST




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End Of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $    2,835     $ 451,855     $ 451,979    $   452,104
     2      $    5,812     $ 453,714     $ 454,076    $   454,452
     3      $    8,937     $ 455,449     $ 456,162    $   456,933
     4      $   12,219     $ 457,069     $ 458,243    $   459,562
     5      $   15,665     $ 458,584     $ 460,326    $   462,362
     6      $   19,283     $ 460,297     $ 462,727    $   465,680
     7      $   23,083     $ 461,953     $ 465,191    $   469,281
     8      $   27,072     $ 463,562     $ 467,729    $   473,199
     9      $   31,260     $ 465,125     $ 470,343    $   477,464
    10      $   35,658     $ 466,643     $ 473,036    $   482,105
    15      $   61,175     $ 475,177     $ 490,388    $   516,723
    20      $   93,742     $ 482,348     $ 511,192    $   572,714
    25      $  135,306     $ 486,399     $ 534,843    $   663,942
    30      $  188,354     $ 485,186     $ 558,966    $   809,494
    35      $  256,058     $ 477,327     $ 581,856    $ 1,043,771
    40      $  342,467     $ 458,690     $ 598,086    $ 1,420,449
    45      $  452,750             **    $ 595,749    $ 2,023,349
    50      $  593,502             **    $ 552,014    $ 2,983,631
    55      $  773,140             **            **   $ 4,513,321
    60      $1,002,410             **            **   $ 6,957,368
    65      $1,295,022             **            **   $10,902,035



                      Account Value                       Net Cash Surrender Value
         ---------------------------------------- ----------------------------------------
               Assuming Hypothetical Gross              Assuming Hypothetical Gross
               Annual Investment Return of:             Annual Investment Return of:
 End Of  ---------------------------------------- ----------------------------------------
 Policy
  Year     0% Gross      6% Gross     12% Gross     0% Gross      6% Gross     12% Gross
-------- ------------ ------------- ------------- ------------ ------------- -------------
     1     $  1,855     $   1,979    $     2,104    $      0     $       0    $         0
     2     $  3,714     $   4,076    $     4,452    $      0     $       0    $         0
     3     $  5,449     $   6,162    $     6,933    $      0     $       0    $         0
     4     $  7,069     $   8,243    $     9,562    $      0     $     865    $     2,185
     5     $  8,584     $  10,326    $    12,362    $  1,752     $   3,493    $     5,529
     6     $ 10,297     $  12,727    $    15,680    $  4,031     $   6,461    $     9,413
     7     $ 11,953     $  15,191    $    19,281    $  6,276     $   9,515    $    13,604
     8     $ 13,562     $  17,729    $    23,199    $  8,498     $  12,666    $    18,136
     9     $ 15,125     $  20,343    $    27,464    $ 10,699     $  15,918    $    23,038
    10     $ 16,643     $  23,036    $    32,105    $ 12,882     $  19,275    $    28,343
    15     $ 25,177     $  40,388    $    66,723    $ 25,177     $  40,388    $    66,723
    20     $ 32,348     $  61,192    $   122,714    $ 32,348     $  61,192    $   122,714
    25     $ 36,399     $  84,843    $   213,942    $ 36,399     $  84,843    $   213,942
    30     $ 35,186     $ 108,966    $   359,494    $ 35,186     $ 108,966    $   359,494
    35     $ 27,327     $ 131,856    $   593,771    $ 27,327     $ 131,856    $   593,771
    40     $  8,690     $ 148,086    $   970,449    $  8,690     $ 148,086    $   970,449
    45            **    $ 145,749    $ 1,573,349           **    $ 145,749    $ 1,573,349
    50            **    $ 102,014    $ 2,533,631           **    $ 102,014    $ 2,533,631
    55            **            **   $ 4,063,321           **            **   $ 4,063,321
    60            **            **   $ 6,507,368           **            **   $ 6,507,368
    65            **            **   $10,452,035           **            **   $10,452,035


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**   Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-6 Appendix I: Hypothetical illustrations

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                           www.axa-equitable.com/green

INCENTIVE LIFE LEGACY(R)
$450,000 FACE AMOUNT



MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING GUARANTEED CHARGES
USING THE GUIDELINE PREMIUM TEST




                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End Of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year       0% Gross      6% Gross      12% Gross
-------- --------------- ------------- ------------- ---------------
     1      $    2,835     $ 451,589     $ 451,705     $   451,821
     2      $    5,812     $ 453,166     $ 453,495     $   453,837
     3      $    8,937     $ 454,676     $ 455,315     $   456,007
     4      $   12,219     $ 456,103     $ 457,149     $   458,327
     5      $   15,665     $ 457,455     $ 459,002     $   460,814
     6      $   19,283     $ 458,728     $ 460,868     $   463,477
     7      $   23,083     $ 459,911     $ 462,736     $   466,320
     8      $   27,072     $ 460,995     $ 464,592     $   469,342
     9      $   31,260     $ 461,973     $ 466,425     $   472,552
    10      $   35,658     $ 462,834     $ 468,222     $   475,950
    15      $   61,175     $ 466,359     $ 478,159     $   499,199
    20      $   93,742     $ 466,822     $ 487,243     $   533,355
    25      $  135,306     $ 461,197     $ 491,501     $   580,883
    30      $  188,354             **    $ 485,533     $   645,305
    35      $  256,058             **    $ 459,494     $   728,463
    40      $  342,467             **            **    $   831,150
    45      $  452,750             **            **    $   939,391
    50      $  593,502             **            **    $ 1,008,539
    55      $  773,140             **            **    $   942,548
    60      $1,002,410             **            **    $   573,955
    65      $1,295,022             **            **              **



                      Account Value                     Net Cash Surrender Value
         --------------------------------------- ---------------------------------------
               Assuming Hypothetical Gross             Assuming Hypothetical Gross
              Annual Investment Return of:            Annual Investment Return of:
 End Of  --------------------------------------- ---------------------------------------
 Policy
  Year     0% Gross     6% Gross     12% Gross     0% Gross     6% Gross     12% Gross
-------- ------------ ------------ ------------- ------------ ------------ -------------
     1     $  1,589     $  1,705     $   1,821     $      0     $      0     $       0
     2     $  3,166     $  3,495     $   3,837     $      0     $      0     $       0
     3     $  4,676     $  5,315     $   6,007     $      0     $      0     $       0
     4     $  6,103     $  7,149     $   8,327     $      0     $      0     $     949
     5     $  7,455     $  9,002     $  10,814     $    622     $  2,169     $   3,981
     6     $  8,728     $ 10,868     $  13,477     $  2,461     $  4,602     $   7,211
     7     $  9,911     $ 12,736     $  16,320     $  4,235     $  7,059     $  10,643
     8     $ 10,995     $ 14,592     $  19,342     $  5,932     $  9,528     $  14,279
     9     $ 11,973     $ 16,425     $  22,552     $  7,547     $ 11,999     $  18,126
    10     $ 12,834     $ 18,222     $  25,950     $  9,073     $ 14,461     $  22,189
    15     $ 16,359     $ 28,159     $  49,199     $ 16,359     $ 28,159     $  49,199
    20     $ 16,822     $ 37,243     $  83,355     $ 16,822     $ 37,243     $  83,355
    25     $ 11,197     $ 41,501     $ 130,883     $ 11,197     $ 41,501     $ 130,883
    30            **    $ 35,533     $ 195,305            **    $ 35,533     $ 195,305
    35            **    $  9,494     $ 278,463            **    $  9,494     $ 278,463
    40            **           **    $ 381,150            **           **    $ 381,150
    45            **           **    $ 489,391            **           **    $ 489,391
    50            **           **    $ 558,539            **           **    $ 558,539
    55            **           **    $ 492,548            **           **    $ 492,548
    60            **           **    $ 123,955            **           **    $ 123,955
    65            **           **            **           **           **            **


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**   Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-7

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green


Requesting more information

--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2009, is incorporated into this Prospectus by reference and is available upon request, free of charge, by calling our toll free number at 888-855-5100 and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 1-800-777-6510, or asking your financial professional.


You may visit the SEC's web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to MONY America Variable Account L and the policies. You can also review and copy information about MONY America Variable Account L, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04234

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS


                                                                           Page

Who is MONY Life Insurance Company of America?.............................  2
Ways we pay policy proceeds................................................  2
Distribution of the policies...............................................  2
Underwriting a policy......................................................  2
Insurance regulation that applies to MONY America..........................  2
Custodian and independent registered public accounting firm................  2
Financial statements.......................................................  3




























                                                                       811-04234

Incentive Life Legacy(R)

Flexible premium variable life insurance policies issued by MONY Life Insurance Company of America ("MONY America") with variable investment options offered under MONY America Variable Account L.


STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2009


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related Incentive Life Legacy(R) prospectus, dated May 1, 2009. The prospectus provides detailed information concerning the policy and the variable investment options, as well as the guaranteed interest option, that fund the policy. Each variable investment option is a subaccount of MONY America Variable Account L ("Variable Account L"). We established Variable Account L under Arizona Law in 1985. The guaranteed interest option is part of MONY America's general account. Definitions of special terms used in the SAI are found in the prospectuses.


A copy of the prospectus is available free of charge by writing the Administrative Office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-800-777-6510, or by contacting your financial professional.

TABLE OF CONTENTS

Who is MONY Life Insurance Company of America?                               2

Ways we pay policy proceeds                                                  2
Distribution of the policies                                                 2
Underwriting a policy                                                        2
Insurance regulation that applies to MONY America                            2
Custodian and independent registered public accounting firm                  2
Financial statements                                                         2


Copyright 2009. MONY Life Insurance Company of America, New York, New York
                                    10104.
All rights reserved. Incentive Life Legacy(R) is a registered service mark of
                     AXA Equitable Life Insurance Company.




                                                                          x02414

WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and its parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC, and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the policies. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $543.2 billion in assets as of December 31, 2008. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

AXA Advisors, LLC and AXA Distributors, LLC serve as the principal underwriters of the Variable Account and distributor of the Policies. Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the policies.

We are subject to regulation by the state of Arizona and regulation by the Commissioner of Insurance in Arizona. We file an annual statement with the state of Arizona, and periodically, the Commissioner of Insurance for the State of Arizona assesses our liabilities and reserves and those of the Variable Account and assesses their adequacy. We are also subject to the insurance laws and regulation of other states in which we are licensed to operate.

MONY AMERICA VARIABLE ACCOUNT L

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management of investment practices or policies by the SEC.


WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve a payee who is not a natural person (for example, a corporation) or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect.

DISTRIBUTION OF THE POLICIES


AXA Advisors distributes these policies pursuant to a selling agreement, dated as of June 6, 2005, as amended, between AXA Advisors and MONY America. For the years ended 2008, 2007 and 2006, AXA Advisors was paid an administrative services fee of $325,380. MONY America paid AXA Advisors, as the distributor of these policies and as the principal underwriter of MONY America Variable Account L, $37,821,266 in 2008, $35,928,934 in 2007 and $7,439,224 in 2006. Of
this, AXA Advisors retained $15,576,533 and $20,817,620 and $5,116,052, respectively.

Under a distribution agreement between AXA Distributors and MONY America and certain of MONY America's separate accounts, including Variable Account L, MONY America paid AXA Distributors as the distributor of certain contracts, including these policies, and as the principal underwriter of several MONY America's separate accounts, including Variable Account L, $27,141,722 in 2008, $21,231,833 in 2007 and $5,567,870 in 2006.



UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are: (i) the insured's age; (ii) whether the insured uses tobacco or not; and
(iii) the admitted medical history of the insured. Many other factors make up the overall evaluation of an individual's assessment for insurance, but all of these items are determined through the questions asked during the application process.

We base guaranteed cost of insurance rates under the policy on the 2001 Commissioner's Standard Ordinary Mortality Tables.


INSURANCE REGULATION THAT APPLIES TO MONY AMERICA

We are regulated and supervised by the Arizona State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for shares of the Trusts owned by Variable Account L. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.


The financial statements of MONY America Variable Account L for the year ended December 31, 2008, and for each of the two years in the period ended December 31, 2008, and the financial statements of MONY America at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008 have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, an indepen-dent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

This SAI contains the audited financial statements for each of the subaccounts of MONY America Variable Account L (referred to elsewhere in this registration statement as Portfolios) and MONY America. The financial statements have been audited by PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm.

PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to MONY America as permitted by the applicable SEC independence rules, and as disclosed in MONY America's Form 10-K.

The financial statements of MONY America should be considered only as bearing upon the ability of MONY America to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in Variable Account L.

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS


With respect to MONY America Variable Account L
 Report of Independent Registered Public Accounting Firm..............        2
 Statements of Assets and Liabilities as of December 31, 2008.........      F-3
 Statements of Operations for the Year Ended December 31, 2008........     F-23
 Statements of Changes in Net Assets for the Years Ended
   December 31, 2008 and December 31, 2007............................     F-36
 Notes to Financial Statements........................................     F-68

With respect to MONY Life Insurance Company of America:
 Report of Independent Registered Public Accounting Firm..............      F-1
 Balance Sheets, December 31, 2008 and 2007...........................      F-2

 Statements of Earnings, Years Ended December 31, 2008,
   2007 and 2006......................................................      F-3
 Statements of Shareholder's Equity and Comprehensive (Loss)
   income, Years Ended December 31, 2008, 2007 and 2006...............      F-4
 Statements of Cash Flows, Years Ended December 31, 2008,
   2007 and 2006......................................................      F-5
 Notes to Financial Statements........................................      F-6



                                     FSA-1

--------------------------------------------------------------------------------

             Report of Independent Registered Public Accounting Firm


To the Board of Directors of
MONY Life Insurance Company of America and the
Contractowners of Subaccounts of MONY America Variable Account L


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts of MONY America Variable Account L listed in Note 1 at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2008, by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York


April 9, 2009

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

                                                             AIM V.I.     AIM V.I.
                                                            Financial      Global      AIM V.I.      All Asset
                                                             Services   Health Care   Technology    Allocation
                                                           ----------- ------------- ------------ --------------
Assets
Shares held in respective Funds...........................    29,212        40,557        8,954      4,362,349
                                                            --------      --------     --------    -----------
Investments at cost.......................................  $333,962      $722,409     $115,719    $83,002,070
                                                            --------      --------     --------    -----------
Investment in respective Funds, at net asset value........  $120,352      $505,742     $ 75,034    $60,020,588
Amount due from MONY America..............................        --            --           --             --
Amount due from respective Funds..........................         3            11           12         18,972
                                                            --------      --------     --------    -----------
  Total Assets............................................  $120,355      $505,753     $ 75,046    $60,039,560
                                                            --------      --------     --------    -----------
Liabilities
Amount due to MONY America................................         2            10           12         18,972
Amount due to respective funds............................        --            --           --             --
                                                            --------      --------     --------    -----------
  Total Liabilities.......................................         2            10           12         18,972
                                                            --------      --------     --------    -----------
Net Assets................................................  $120,353      $505,743     $ 75,034    $60,020,588
                                                            ========      ========     ========    ===========
Net Assets:
Accumulation Units........................................  $120,353      $505,743     $ 74,980    $59,992,824
Retained by MONY America in Separate Account L...........         --            --           54         27,764
                                                            --------      --------     --------    -----------
Total Net Assets..........................................  $120,353      $505,743     $ 75,034    $60,020,588
                                                            ========      ========     ========    ===========

                                                                                                       AXA
                                                            AXA Aggressive   AXA Conservative   Conservative-Plus
                                                              Allocation*       Allocation*        Allocation*
                                                           ---------------- ------------------ ------------------
Assets
Shares held in respective Funds...........................        826,972          92,612             179,344
                                                              -----------        --------          ----------
Investments at cost.......................................    $10,429,583        $913,406          $1,908,767
                                                              -----------        --------          ----------
Investment in respective Funds, at net asset value........    $ 6,741,747        $845,813          $1,566,432
Amount due from MONY America..............................         52,179           2,787              15,747
Amount due from respective Funds..........................             --              --                  --
                                                              -----------        --------          ----------
  Total Assets............................................    $ 6,793,926        $848,600          $1,582,179
                                                              -----------        --------          ----------
Liabilities
Amount due to MONY America................................             --              --                  --
Amount due to respective funds............................         52,179           2,787              15,747
                                                              -----------        --------          ----------
  Total Liabilities.......................................         52,179           2,787              15,747
                                                              -----------        --------          ----------
Net Assets................................................    $ 6,741,747        $845,813          $1,566,432
                                                              ===========        ========          ==========
Net Assets:
Accumulation Units........................................    $ 6,741,279        $840,835          $1,566,380
Retained by MONY America in Separate Account L...........             468           4,978                  52
                                                              -----------        --------          ----------
Total Net Assets..........................................    $ 6,741,747        $845,813          $1,566,432
                                                              ===========        ========          ==========
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................             72              89                 473
  B.......................................................        826,900          92,523             178,871

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                  AXA
                                                               AXA Moderate   Moderate-Plus     Dreyfus Stock   EQ/AllianceBernstein
                                                                Allocation*    Allocation*    Index Fund, Inc.      Common Stock*
                                                              -------------- --------------- ------------------ --------------------
Assets
Shares held in respective Funds...........................         792,196       2,635,758         1,388,762             112,962
                                                               -----------     -----------       -----------          ----------
Investments at cost.......................................     $12,225,804     $33,073,313       $44,486,350          $1,948,961
                                                               -----------     -----------       -----------          ----------
Investment in respective Funds, at net asset value........     $ 9,312,335     $23,097,635       $31,913,751          $1,249,207
Amount due from MONY America..............................          17,505          22,457                --                   5
Amount due from respective Funds..........................              --              --             2,056                  --
                                                               -----------     -----------       -----------          ----------
  Total Assets............................................     $ 9,329,840     $23,120,092       $31,915,807          $1,249,212
                                                               -----------     -----------       -----------          ----------
Liabilities
Amount due to MONY America................................              --              --             2,056                  --
Amount due to respective funds............................          17,505          22,457                --                   5
                                                               -----------     -----------       -----------          ----------
  Total Liabilities.......................................          17,505          22,457             2,056                   5
                                                               -----------     -----------       -----------          ----------
Net Assets................................................     $ 9,312,335     $23,097,635       $31,913,751          $1,249,207
                                                               ===========     ===========       ===========          ==========
Net Assets:
Accumulation Units........................................     $ 9,307,915     $23,096,699       $31,901,343          $1,249,207
Retained by MONY America in Separate Account L............           4,420             936            12,408                  --
                                                               -----------     -----------       -----------          ----------
Total Net Assets..........................................     $ 9,312,335     $23,097,635       $31,913,751          $1,249,207
                                                               ===========     ===========       ===========          ==========
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................              --           1,448                                13,497
  B.......................................................         792,196       2,634,310                                99,465


                                                            EQ/AllianceBernstein
                                                               Intermediate
                                                                Government        EQ/AllianceBernstein   EQ/AllianceBernstein
                                                                Securities           International*       Small Cap Growth*
                                                            --------------------  --------------------   --------------------
Assets
Shares held in respective Funds...........................         24,346                525,790                 85,856
                                                                 --------             ----------             ----------
Investments at cost.......................................       $241,527             $6,793,528             $1,229,670
                                                                 --------             ----------             ----------
Investment in respective Funds, at net asset value........       $240,139             $3,516,833             $  765,773
Amount due from MONY America..............................             --                  1,675                     74
Amount due from respective Funds..........................             --                     --                     --
                                                                 --------             ----------             ----------
  Total Assets............................................       $240,139             $3,518,508             $  765,847
                                                                 --------             ----------             ----------
Liabilities
Amount due to MONY America................................          1,305                     --                     --
Amount due to respective funds............................            112                  1,675                     74
                                                                 --------             ----------             ----------
  Total Liabilities.......................................          1,417                  1,675                     74
                                                                 --------             ----------             ----------
Net Assets................................................       $238,722             $3,516,833             $  765,773
                                                                 ========             ==========             ==========
Net Assets:
Accumulation Units........................................       $219,531             $3,516,789             $  765,773
Retained by MONY America in Separate Account L............         19,191                     44                     --
                                                                 --------             ----------             ----------
Total Net Assets..........................................       $238,722             $3,516,833             $  765,773
                                                                 ========             ==========             ==========
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................                               368,961                 42,859
  B.......................................................                               156,829                 42,997

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                              EQ/AXA Rosenberg   EQ/BlackRock
                                                                EQ/Ariel      Value Long/Short    Basic Value
                                                            Appreciation II        Equity           Equity
                                                           ----------------- ------------------ --------------
Assets
Shares held in respective Funds...........................        5,405              3,799           116,329
                                                                -------            -------        ----------
Investments at cost.......................................      $52,067            $39,700        $1,755,225
                                                                -------            -------        ----------
Investment in respective Funds, at net asset value........      $35,900            $38,332        $1,127,203
Amount due from MONY America..............................           --                  9                --
Amount due from respective Funds..........................           --                 --               292
                                                                -------            -------        ----------
  Total Assets............................................      $35,900            $38,341        $1,127,495
                                                                -------            -------        ----------
Liabilities
Amount due to MONY America................................           --                 --               292
Amount due to respective funds............................           --                  9                --
                                                                -------            -------        ----------
  Total Liabilities.......................................           --                  9               292
                                                                -------            -------        ----------
Net Assets................................................      $35,900            $38,332        $1,127,203
                                                                =======            =======        ==========
Net Assets:
Accumulation Units........................................      $35,900            $38,332        $1,127,105
Retained by MONY America in Separate Account L............           --                 --                98
                                                                -------            -------        ----------
Total Net Assets..........................................      $35,900            $38,332        $1,127,203
                                                                =======            =======        ==========

                                                              EQ/BlackRock                                         EQ/Calvert
                                                             International                   EQ/Boston Advisors     Socially
                                                                 Value*      EQ/Bond Index     Equity Income*     Responsible*
                                                            --------------- --------------- -------------------- -------------
Assets
Shares held in respective Funds...........................        598,425       1,440,406          4,007,341         225,160
                                                               ----------     -----------        -----------      ----------
Investments at cost.......................................     $8,794,712     $14,824,394        $25,495,745      $1,747,647
                                                               ----------     -----------        -----------      ----------
Investment in respective Funds, at net asset value........     $5,200,264     $14,726,059        $17,101,561      $1,113,056
Amount due from MONY America..............................            579              --             59,825           3,057
Amount due from respective Funds..........................             --           2,183                 --              --
                                                               ----------     -----------        -----------      ----------
  Total Assets............................................     $5,200,843     $14,728,242        $17,161,386      $1,116,113
                                                               ----------     -----------        -----------      ----------
Liabilities
Amount due to MONY America................................             --           2,183                 --              --
Amount due to respective funds............................            579              --             59,825           3,042
                                                               ----------     -----------        -----------      ----------
  Total Liabilities.......................................            579           2,183             59,825           3,042
                                                               ----------     -----------        -----------      ----------
Net Assets................................................     $5,200,264     $14,726,059        $17,101,561      $1,113,071
                                                               ==========     ===========        ===========      ==========
Net Assets:
Accumulation Units........................................     $5,199,992     $14,726,003        $17,016,619      $1,113,061
Retained by MONY America in Separate Account L...........             272              56             84,942              10
                                                               ----------     -----------        -----------      ----------
Total Net Assets..........................................     $5,200,264     $14,726,059        $17,101,561      $1,113,071
                                                               ==========     ===========        ===========      ==========
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................        519,420                          2,340,100         190,590
  B.......................................................         79,005                          1,667,241          34,570

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                               EQ/Capital Guardian   EQ/Capital Guardian   EQ/Caywood-Scholl
                                                                     Growth*              Research*         High Yield Bond
                                                              --------------------- --------------------- -------------------
Assets
Shares held in respective Funds...........................             34,488                340,769            2,574,416
                                                                     --------             ----------          -----------
Investments at cost.......................................           $436,016             $4,233,860          $11,395,450
                                                                     --------             ----------          -----------
Investment in respective Funds, at net asset value........           $303,095             $2,766,145          $ 8,332,911
Amount due from MONY America..............................                136                     --                   --
Amount due from respective Funds..........................                 --                 53,041                1,622
                                                                     --------             ----------          -----------
  Total Assets............................................           $303,231             $2,819,186          $ 8,334,533
                                                                     --------             ----------          -----------
Liabilities
Amount due to MONY America................................                 --                 53,041                1,622
Amount due to respective funds............................                136                     --                   --
                                                                     --------             ----------          -----------
  Total Liabilities.......................................                136                 53,041                1,622
                                                                     --------             ----------          -----------
Net Assets................................................           $303,095             $2,766,145          $ 8,332,911
                                                                     ========             ==========          ===========
Net Assets:
Accumulation Units........................................           $303,095             $2,741,010          $ 8,332,876
Retained by MONY America in Separate Account L............                 --                 25,135                   35
                                                                     --------             ----------          -----------
Total Net Assets..........................................           $303,095             $2,766,145          $ 8,332,911
                                                                     ========             ==========          ===========
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................             21,358                329,304
  B.......................................................             13,130                 11,465


                                                                              EQ/Evergreen                    EQ/GAMCO
                                                             EQ/Equity 500   International   EQ/Evergreen   Mergers and
                                                                 Index            Bond           Omega      Acquisitions
                                                            --------------- --------------- -------------- -------------
Assets
Shares held in respective Funds...........................         91,654         51,616          8,003         21,886
                                                               ----------       --------        -------         ------
Investments at cost.......................................     $2,164,005       $559,749        $63,314       $267,030
                                                               ----------       --------        -------       --------
Investment in respective Funds, at net asset value........     $1,437,240       $493,357        $51,399       $220,023
Amount due from MONY America..............................          1,458            191             28             --
Amount due from respective Funds..........................             --             --             --            952
                                                               ----------       --------        -------       --------
  Total Assets............................................     $1,438,698       $493,548        $51,427       $220,975
                                                               ----------       --------        -------       --------
Liabilities
Amount due to MONY America................................             --             --             --            952
Amount due to respective funds............................          1,458            191             28             --
                                                               ----------       --------        -------       --------
  Total Liabilities.......................................          1,458            191             28            952
                                                               ----------       --------        -------       --------
Net Assets................................................     $1,437,240       $493,357        $51,399       $220,023
                                                               ==========       ========        =======       ========
Net Assets:
Accumulation Units........................................     $1,437,240       $493,357        $51,399       $219,755
Retained by MONY America in Separate Account L............             --             --             --            268
                                                               ----------       --------        -------       --------
Total Net Assets..........................................     $1,437,240       $493,357        $51,399       $220,023
                                                               ==========       ========        =======       ========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                               EQ/GAMCO
                                                            Small Company   EQ/Government   EQ/International
                                                                Value         Securities        Core PLUS
                                                           --------------- --------------- ------------------
Assets
Shares held in respective Funds...........................     2,441,210         843,131          27,675
                                                             -----------      ----------        --------
Investments at cost.......................................   $64,141,604      $9,380,481        $309,510
                                                             -----------      ----------        --------
Investment in respective Funds, at net asset value........   $51,200,298      $9,155,732        $188,162
Amount due from MONY America..............................            --              --              --
Amount due from respective Funds..........................        22,489           2,342              --
                                                             -----------      ----------        --------
  Total Assets............................................   $51,222,787      $9,158,074        $188,162
                                                             -----------      ----------        --------
Liabilities
Amount due to MONY America................................        21,139           2,342              --
Amount due to respective funds............................            --              --              --
                                                             -----------      ----------        --------
  Total Liabilities.......................................        21,139           2,342              --
                                                             -----------      ----------        --------
Net Assets................................................   $51,201,648      $9,155,732        $188,162
                                                             ===========      ==========        ========
Net Assets:
Accumulation Units........................................   $51,201,611      $9,155,692        $188,162
Retained by MONY America in Separate Account L............            37              40              --
                                                             -----------      ----------        --------
Total Net Assets..........................................   $51,201,648      $9,155,732        $188,162
                                                             ===========      ==========        ========

                                                                                                     EQ/JPMorgan
                                                                  EQ/International   EQ/JPMorgan        Value       EQ/Large Cap
                                                                       Growth         Core Bond*   Opportunities*    Core PLUS
                                                                 ------------------ ------------- ---------------- -------------
Assets
Shares held in respective Funds...........................             3,253,928       1,014,427        17,488          5,555
                                                                     -----------     -----------      --------        -------
Investments at cost.......................................           $17,453,193     $11,059,307      $177,931        $44,015
                                                                     -----------     -----------      --------        -------
Investment in respective Funds, at net asset value........           $13,651,551     $ 9,494,574      $118,208        $31,458
Amount due from MONY America..............................                    --             546            28             --
Amount due from respective Funds..........................                 5,784              --            --             --
                                                                     -----------     -----------      --------        -------
  Total Assets............................................           $13,657,335     $ 9,495,120      $118,236        $31,458
                                                                     -----------     -----------      --------        -------
Liabilities
Amount due to MONY America................................                 5,784              --            --             --
Amount due to respective funds............................                    --             546            28             --
                                                                     -----------     -----------      --------        -------
  Total Liabilities.......................................                 5,784             546            28             --
                                                                     -----------     -----------      --------        -------
Net Assets................................................           $13,651,551     $ 9,494,574      $118,208        $31,458
                                                                     ===========     ===========      ========        =======
Net Assets:
Accumulation Units........................................           $13,639,813     $ 9,494,570      $118,208        $31,458
Retained by MONY America in Separate Account L...........                 11,738               4            --             --
                                                                     -----------     -----------      --------        -------
Total Net Assets..........................................           $13,651,551     $ 9,494,574      $118,208        $31,458
                                                                     ===========     ===========      ========        =======
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................                               935,285           127
  B.......................................................                                79,142        17,361


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                            EQ/Large Cap   EQ/Large Cap   EQ/Large Cap
                                                            Growth Index    Growth PLUS    Value Index
                                                           -------------- -------------- --------------
Assets
Shares held in respective Funds...........................      40,483         19,989         20,417
                                                              --------       --------       --------
Investments at cost.......................................    $296,355       $303,665       $162,911
                                                              --------       --------       --------
Investment in respective Funds, at net asset value........    $225,492       $218,771       $ 86,430
Amount due from MONY America..............................          --             13             --
Amount due from respective Funds..........................       1,200             --             69
                                                              --------       --------       --------
  Total Assets............................................    $226,692       $218,784       $ 86,499
                                                              --------       --------       --------
Liabilities
Amount due to MONY America................................       1,200             --             69
Amount due to respective funds............................          --             13             --
                                                              --------       --------       --------
  Total Liabilities.......................................       1,200             13             69
                                                              --------       --------       --------
Net Assets................................................    $225,492       $218,771       $ 86,430
                                                              ========       ========       ========
Net Assets:
Accumulation Units........................................    $225,492       $218,771       $ 86,430
Retained by MONY America in Separate Account L............          --             --             --
                                                              --------       --------       --------
Total Net Assets..........................................    $225,492       $218,771       $ 86,430
                                                              ========       ========       ========

                                                                EQ/Large Cap   EQ/Long Term     EQ/Lord Abbett     EQ/Lord Abbett
                                                                 Value PLUS*       Bond*      Growth and Income*   Large Cap Core
                                                               -------------- -------------- -------------------- ----------------
Assets
Shares held in respective Funds...........................          787,574        665,784           657,611             9,213
                                                                    -------        -------           -------             -----
Investments at cost.......................................      $11,682,793     $9,042,349        $7,381,520          $101,839
                                                                -----------     ----------        ----------          --------
Investment in respective Funds, at net asset value........      $ 6,102,733     $9,030,945        $4,951,842          $ 78,656
Amount due from MONY America..............................            1,513             --                --                --
Amount due from respective Funds..........................               --            829               182                --
                                                                -----------     ----------        ----------          --------
  Total Assets............................................      $ 6,104,246     $9,031,774        $4,952,024          $ 78,656
                                                                -----------     ----------        ----------          --------
Liabilities
Amount due to MONY America................................               --            829               182                --
Amount due to respective funds............................            1,513             --                --                --
                                                                -----------     ----------        ----------          --------
  Total Liabilities.......................................            1,513            829               182                --
                                                                -----------     ----------        ----------          --------
Net Assets................................................      $ 6,102,733     $9,030,945        $4,951,842          $ 78,656
                                                                ===========     ==========        ==========          ========
Net Assets:
Accumulation Units........................................      $ 6,102,353     $9,030,939        $4,951,665          $ 78,656
Retained by MONY America in Separate Account L............              380              6               177                --
                                                                -----------     ----------        ----------          --------
Total Net Assets..........................................      $ 6,102,733     $9,030,945        $4,951,842          $ 78,656
                                                                ===========     ==========        ==========          ========
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................          614,223        649,030           638,705
  B.......................................................          173,351         16,754            18,906


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008

                                                                 EQ/Lord Abbett    EQ/Marsico    EQ/Mid Cap
                                                                Mid Cap Value *       Focus        Index*
                                                               ----------------- -------------- ------------
Assets
Shares held in respective Funds...........................          1,005,466         779,300       482,042
                                                                  -----------     -----------    ----------
Investments at cost.......................................        $10,956,742     $11,378,529    $4,592,263
                                                                  -----------     -----------    ----------
Investment in respective Funds, at net asset value........        $ 6,798,043     $ 7,989,774    $2,399,117
Amount due from MONY America..............................                 --              --            --
Amount due from respective Funds..........................                892           2,069            22
                                                                  -----------     -----------    ----------
  Total Assets............................................        $ 6,798,935     $ 7,991,843    $2,399,139
                                                                  -----------     -----------    ----------
Liabilities
Amount due to MONY America................................                892           2,069            22
Amount due to respective funds............................                 --              --            --
                                                                  -----------     -----------    ----------
  Total Liabilities.......................................                892           2,069            22
                                                                  -----------     -----------    ----------
Net Assets................................................        $ 6,798,043     $ 7,989,774    $2,399,117
                                                                  ===========     ===========    ==========
Net Assets:
Accumulation Units........................................        $ 6,798,003     $ 7,976,516    $2,399,117
Retained by MONY America in Separate Account L............                 40          13,258            --
                                                                  -----------     -----------    ----------
Total Net Assets..........................................        $ 6,798,043     $ 7,989,774    $2,399,117
                                                                  ===========     ===========    ==========
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................            980,570                       348,386
  B.......................................................             24,896                       133,656


                                                                  EQ/Mid Cap     EQ/Money    EQ/Montag & Caldwell    EQ/PIMCO
                                                                  Value PLUS     Market*            Growth          Real Return
                                                                 ------------ ------------- ---------------------- ------------
Assets
Shares held in respective Funds...........................           52,274     47,427,884          8,870,035          532,835
                                                                   --------    -----------        -----------       ----------
Investments at cost.......................................         $515,077    $47,430,164        $44,677,568       $5,582,042
                                                                   --------    -----------        -----------       ----------
Investment in respective Funds, at net asset value........         $318,851    $47,430,157        $39,026,059       $4,947,164
Amount due from MONY America..............................               --         96,969                 --               --
Amount due from respective Funds..........................               13             --             21,483            1,933
                                                                   --------    -----------        -----------       ----------
  Total Assets............................................         $318,864    $47,527,126        $39,047,542       $4,949,097
                                                                   --------    -----------        -----------       ----------
Liabilities
Amount due to MONY America................................               13             --             21,483            1,933
Amount due to respective funds............................               --         96,969                 --               --
                                                                   --------    -----------        -----------       ----------
  Total Liabilities.......................................               13         96,969             21,483            1,933
                                                                   --------    -----------        -----------       ----------
Net Assets................................................         $318,851    $47,430,157        $39,026,059       $4,947,164
                                                                   ========    ===========        ===========       ==========
Net Assets:
Accumulation Units........................................         $318,671    $47,268,069        $39,021,214       $4,947,121
Retained by MONY America in Separate Account L............              180        162,088              4,845               43
                                                                   --------    -----------        -----------       ----------
Total Net Assets..........................................         $318,851    $47,430,157        $39,026,059       $4,947,164
                                                                   ========    ===========        ===========       ==========
-------
*  Denotes multiple share classes held by the respective fund.
 A........................................................                      44,047,260
 B........................................................                       3,380,624


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                EQ/Quality      EQ/Short         EQ/Small
                                                                Bond PLUS*   Duration Bond*   Company Index*
                                                               ------------ ---------------- ----------------
Assets
Shares held in respective Funds...........................         46,389         71,044           459,505
                                                                 --------       --------        ----------
Investments at cost.......................................       $455,324       $719,357        $5,160,215
                                                                 --------       --------        ----------
Investment in respective Funds, at net asset value........       $404,080       $661,022        $3,109,236
Amount due from MONY America..............................            604            131                --
Amount due from respective Funds..........................             --             --               224
                                                                 --------       --------        ----------
  Total Assets............................................       $404,684       $661,153        $3,109,460
                                                                 --------       --------        ----------
Liabilities
Amount due to MONY America................................             --             --               224
Amount due to respective funds............................            604            131                --
                                                                 --------       --------        ----------
  Total Liabilities.......................................            604            131               224
                                                                 --------       --------        ----------
Net Assets................................................       $404,080       $661,022        $3,109,236
                                                                 ========       ========        ==========
Net Assets:
Accumulation Units........................................       $404,080       $660,974        $3,109,114
Retained by MONY America in Separate Account L............             --             48               122
                                                                 --------       --------        ----------
Total Net Assets..........................................       $404,080       $661,022        $3,109,236
                                                                 ========       ========        ==========
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................            965         53,062           361,255
  B.......................................................         45,424         17,982            98,250

                                                                                      EQ/UBS                       EQ/Van Kampen
                                                                EQ/T. Rowe Price    Growth and    EQ/Van Kampen      Emerging
                                                                  Growth Stock        Income         Comstock     Markets Equity*
                                                               ------------------ -------------- --------------- ----------------
Assets
Shares held in respective Funds...........................           2,363,143       2,951,918         14,169          286,485
                                                                     ---------       ---------         ------          -------
Investments at cost.......................................         $44,406,086     $16,209,960       $140,369       $4,260,515
                                                                   -----------     -----------       --------       ----------
Investment in respective Funds, at net asset value........         $29,281,323     $11,901,309       $ 93,789       $2,185,545
Amount due from MONY America..............................                  --              --            491            1,981
Amount due from respective Funds..........................              65,247           6,958             --               --
                                                                   -----------     -----------       --------       ----------
  Total Assets............................................         $29,346,570     $11,908,267       $ 94,280       $2,187,526
                                                                   -----------     -----------       --------       ----------
Liabilities
Amount due to MONY America................................              65,247           6,958             --               --
Amount due to respective funds............................                  --              --            491            1,981
                                                                   -----------     -----------       --------       ----------
  Total Liabilities.......................................              65,247           6,958            491            1,981
                                                                   -----------     -----------       --------       ----------
Net Assets................................................         $29,281,323     $11,901,309       $ 93,789       $2,185,545
                                                                   ===========     ===========       ========       ==========
Net Assets:
Accumulation Units........................................         $29,264,839     $11,901,245       $ 93,789       $2,185,452
Retained by MONY America in Separate Account L............              16,484              64             --               93
                                                                   -----------     -----------       --------       ----------
Total Net Assets..........................................         $29,281,323     $11,901,309       $ 93,789       $2,185,545
                                                                   ===========     ===========       ========       ==========
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................                                                             103,368
  B.......................................................                                                             183,117


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                 EQ/Van Kampen
                                                                    Mid Cap     EQ/Van Kampen    Fidelity VIP
                                                                    Growth*      Real Estate*   Asset Manager
                                                                -------------- --------------- ---------------
Assets
Shares held in respective Funds...........................           727,217         908,292         4,079
                                                                 -----------      ----------       -------
Investments at cost.......................................       $10,262,846      $8,038,073       $53,814
                                                                 -----------      ----------       -------
Investment in respective Funds, at net asset value........       $ 6,038,858      $4,375,134       $42,059
Amount due from MONY America..............................                --              --            32
Amount due from respective Funds..........................               738             349            --
                                                                 -----------      ----------       -------
  Total Assets............................................       $ 6,039,596      $4,375,483       $42,091
                                                                 -----------      ----------       -------
Liabilities
Amount due to MONY America................................               738             349            --
Amount due to respective funds............................                --              --            32
                                                                 -----------      ----------       -------
  Total Liabilities.......................................               738             349            32
                                                                 -----------      ----------       -------
Net Assets................................................       $ 6,038,858      $4,375,134       $42,059
                                                                 ===========      ==========       =======
Net Assets:
Accumulation Units........................................       $ 6,038,789      $4,375,064       $42,059
Retained by MONY America in Separate Account L............                69              70            --
                                                                 -----------      ----------       -------
Total Net Assets..........................................       $ 6,038,858      $4,375,134       $42,059
                                                                 ===========      ==========       =======
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................           683,962         849,208
  B.......................................................            43,255          59,084
  Institutional
  Initial.................................................
  Service.................................................


                                                                                                                         Franklin
                                                               Fidelity VIP     Fidelity VIP          Franklin      Rising Dividends
                                                              Contrafund(R)*  Growth and Income   Income Securities      Securities
                                                              --------------- ------------------ ------------------- ---------------
Assets
Shares held in respective Funds...........................        1,726,389          42,839              537,812            31,972
                                                                -----------        --------           ----------          --------
Investments at cost.......................................      $46,742,024        $646,046           $8,307,836          $597,148
                                                                -----------        --------           ----------          --------
Investment in respective Funds, at net asset value........      $26,506,787        $376,550           $6,098,782          $438,657
Amount due from MONY America..............................              451             161                   --                --
Amount due from respective Funds..........................            3,064              --                  102               456
                                                                -----------        --------           ----------          --------
  Total Assets............................................      $26,510,302        $376,711           $6,098,884          $439,113
                                                                -----------        --------           ----------          --------
Liabilities
Amount due to MONY America................................            3,064              --                  102               456
Amount due to respective funds............................              451             161                   --                --
                                                                -----------        --------           ----------          --------
  Total Liabilities.......................................            3,515             161                  102               456
                                                                -----------        --------           ----------          --------
Net Assets................................................      $26,506,787        $376,550           $6,098,782          $438,657
                                                                ===========        ========           ==========          ========
Net Assets:
Accumulation Units........................................      $26,502,811        $376,550           $6,098,726          $438,651
Retained by MONY America in Separate Account L............            3,976              --                   56                 6
                                                                -----------        --------           ----------          --------
Total Net Assets..........................................      $26,506,787        $376,550           $6,098,782          $438,657
                                                                ===========        ========           ==========          ========
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................
  B.......................................................
  Institutional
  Initial.................................................          687,255
  Service.................................................        1,039,134


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                  Franklin
                                                                Zero Coupon   Janus Aspen Series   Janus Aspen Series
                                                                    2010           Balanced              Forty*
                                                               ------------- -------------------- --------------------
Assets
Shares held in respective Funds...........................           8,049           310,500               621,689
                                                                  --------        ----------           -----------
Investments at cost.......................................        $128,526        $8,033,262           $17,504,852
                                                                  --------        ----------           -----------
Investment in respective Funds, at net asset value........        $133,688        $7,110,461           $14,262,658
Amount due from MONY America..............................              --                --                45,533
Amount due from respective Funds..........................              --             1,233                    --
                                                                  --------        ----------           -----------
  Total Assets............................................        $133,688        $7,111,694           $14,308,191
                                                                  --------        ----------           -----------
Liabilities
Amount due to MONY America................................              --             1,233                    --
Amount due to respective funds............................              --                --                45,533
                                                                  --------        ----------           -----------
  Total Liabilities.......................................              --             1,233                45,533
                                                                  --------        ----------           -----------
Net Assets................................................        $133,688        $7,110,461           $14,262,658
                                                                  ========        ==========           ===========
Net Assets:
Accumulation Units........................................        $133,639        $7,110,447           $14,261,674
Retained by MONY America in Separate Account L............              49                14                   984
                                                                  --------        ----------           -----------
Total Net Assets..........................................        $133,688        $7,110,461           $14,262,658
                                                                  ========        ==========           ===========
-------
*  Denotes multiple share classes held by the respective fund.
   Institutional                                                                                           551,567
   Service................................................                                                  70,122

                                                                Janus Aspen Series
                                                                   International     Janus Aspen Series   Janus Aspen Series
                                                                      Growth*          Mid Cap Growth        Mid Cap Value
                                                               -------------------- -------------------- --------------------
Assets
Shares held in respective Funds...........................             194,095               436,197             112,302
                                                                    ----------           -----------          ----------
Investments at cost.......................................          $8,957,359           $12,393,767          $1,849,143
                                                                    ----------           -----------          ----------
Investment in respective Funds, at net asset value........          $5,082,308           $ 9,273,554          $1,194,895
Amount due from MONY America..............................                  84                    --                  --
Amount due from respective Funds..........................                  --                 4,155                  --
                                                                    ----------           -----------          ----------
  Total Assets............................................          $5,082,392           $ 9,277,709          $1,194,895
                                                                    ----------           -----------          ----------
Liabilities
Amount due to MONY America................................                  --                 4,155                  --
Amount due to respective funds............................                  84                    --                  --
                                                                    ----------           -----------          ----------
  Total Liabilities.......................................                  84                 4,155                  --
                                                                    ----------           -----------          ----------
Net Assets................................................          $5,082,308           $ 9,273,554          $1,194,895
                                                                    ==========           ===========          ==========
Net Assets:
Accumulation Units........................................          $5,082,268           $ 9,273,516          $1,194,498
Retained by MONY America in Separate Account L............                  40                    38                 397
                                                                    ----------           -----------          ----------
Total Net Assets..........................................          $5,082,308           $ 9,273,554          $1,194,895
                                                                    ==========           ===========          ==========
-------
* Denotes multiple share classes held by the respective fund.
  Institutional                                                         80,743
  Service.................................................             113,352


                                                            Janus Aspen Series
                                                                 Worldwide
                                                                  Growth
                                                           --------------------
Assets
Shares held in respective Funds...........................          441,028
                                                                -----------
Investments at cost.......................................      $12,365,152
                                                                -----------
Investment in respective Funds, at net asset value........      $ 8,498,616
Amount due from MONY America..............................               --
Amount due from respective Funds..........................            1,651
                                                                -----------
  Total Assets............................................      $ 8,500,267
                                                                -----------
Liabilities
Amount due to MONY America................................            1,651
Amount due to respective funds............................               --
                                                                -----------
  Total Liabilities.......................................            1,651
                                                                -----------
Net Assets................................................      $ 8,498,616
                                                                ===========
Net Assets:
Accumulation Units........................................      $ 8,498,556
Retained by MONY America in Separate Account L............               60
                                                                -----------
Total Net Assets..........................................      $ 8,498,616
                                                                ===========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                               Multimanager
                                                                 MFS(R)         Aggressive   Multimanager
                                                            Utilities Series      Equity       Core Bond*
                                                           ------------------ ------------- --------------
Assets
Shares held in respective Funds...........................         67,767           4,484      1,010,103
                                                               ----------        --------    -----------
Investments at cost.......................................     $1,867,748        $112,206    $10,459,454
                                                               ----------        --------    -----------
Investment in respective Funds, at net asset value........     $1,236,079        $ 75,057    $ 9,961,162
Amount due from MONY America..............................             44              --             47
Amount due from respective Funds..........................             --              --             --
                                                               ----------        --------    -----------
  Total Assets............................................     $1,236,123        $ 75,057    $ 9,961,209
                                                               ----------        --------    -----------
Liabilities
Amount due to MONY America................................             --              --             --
Amount due to respective funds............................             44              --             47
                                                               ----------        --------    -----------
  Total Liabilities.......................................             44              --             47
                                                               ----------        --------    -----------
Net Assets................................................     $1,236,079        $ 75,057    $ 9,961,162
                                                               ==========        ========    ===========
Net Assets:
Accumulation Units........................................     $1,236,079        $ 75,057    $ 9,961,120
Retained by MONY America in Separate Account L............             --              --             42
                                                               ----------        --------    -----------
Total Net Assets..........................................     $1,236,079        $ 75,057    $ 9,961,162
                                                               ==========        ========    ===========
-------
* Denotes multiple share classes held by the respective fund.
  A.......................................................                                       958,380
  B.......................................................                                        51,723


                                                                                           Multimanager   Multimanager
                                                            Multimanager   Multimanager   International     Large Cap
                                                             Health Care    High Yield*       Equity       Core Equity
                                                           -------------- -------------- --------------- --------------
Assets
Shares held in respective Funds...........................      27,892         484,054         47,521          7,202
                                                                ------         -------         ------          -----
Investments at cost.......................................    $273,134      $2,502,268       $635,634        $75,978
                                                              --------      ----------       --------        -------
Investment in respective Funds, at net asset value........    $220,993      $1,723,493       $393,534        $50,309
Amount due from MONY America..............................          --              --            891              7
Amount due from respective Funds..........................         730           1,040             --             --
                                                              --------      ----------       --------        -------
  Total Assets............................................    $221,723      $1,724,533       $394,425        $50,316
                                                              --------      ----------       --------        -------
Liabilities
Amount due to MONY America................................         730           1,040             --             --
Amount due to respective funds............................          --              --            891              7
                                                              --------      ----------       --------        -------
  Total Liabilities.......................................         730           1,040            891              7
                                                              --------      ----------       --------        -------
Net Assets................................................    $220,993      $1,723,493       $393,534        $50,309
                                                              ========      ==========       ========        =======
Net Assets:
Accumulation Units........................................    $220,993      $1,723,255       $393,534        $50,309
Retained by MONY America in Separate Account L............          --             238             --             --
                                                              --------      ----------       --------        -------
Total Net Assets..........................................    $220,993      $1,723,493       $393,534        $50,309
                                                              ========      ==========       ========        =======
-------
*  Denotes multiple share classes held by the respective fund.
 A........................................................                     319,881
 B........................................................                     164,173


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                Multimanager  Multimanager   Multimanager
                                                                 Large Cap      Large Cap       Mid Cap
                                                                   Growth         Value*        Growth
                                                               ------------- -------------- --------------
Assets
Shares held in respective Funds...........................          40,652        723,493        27,286
                                                                  --------     ----------      --------
Investments at cost.......................................        $337,776     $7,689,939      $220,350
                                                                  --------     ----------      --------
Investment in respective Funds, at net asset value........        $214,652     $5,219,906      $136,341
Amount due from MONY America..............................             855          1,123            12
Amount due from respective Funds..........................              --             --            --
                                                                  --------     ----------      --------
  Total Assets............................................        $215,507     $5,221,029      $136,353
                                                                  --------     ----------      --------
Liabilities
Amount due to MONY America................................              --             --            --
Amount due to respective funds............................             855          1,123            12
                                                                  --------     ----------      --------
  Total Liabilities.......................................             855          1,123            12
                                                                  --------     ----------      --------
Net Assets................................................        $214,652     $5,219,906      $136,341
                                                                  ========     ==========      ========
Net Assets:
Accumulation Units........................................        $214,652     $5,219,805      $136,341
Retained by MONY America in Separate Account L...........               --            101            --
                                                                  --------     ----------      --------
Total Net Assets..........................................        $214,652     $5,219,906      $136,341
                                                                  ========     ==========      ========
-------
*  Denotes multiple share classes held by the respective fund.
 A........................................................                        661,161
 B........................................................                         62,332


                                                            Multimanager   Multimanager   Multimanager
                                                               Mid Cap       Small Cap      Small Cap    Multimanager
                                                                Value         Growth          Value       Technology
                                                           -------------- -------------- -------------- -------------
Assets
Shares held in respective Funds...........................      49,630       1,764,482        16,718         40,492
                                                                ------       ---------        ------         ------
Investments at cost.......................................    $385,261     $14,371,173      $191,704       $442,482
                                                              --------     -----------      --------       --------
Investment in respective Funds, at net asset value........    $281,005     $ 9,069,765      $115,865       $278,110
Amount due from MONY America..............................         285              --            10             --
Amount due from respective Funds..........................          --           2,208            --             --
                                                              --------     -----------      --------       --------
  Total Assets............................................    $281,290     $ 9,071,973      $115,875       $278,110
                                                              --------     -----------      --------       --------
Liabilities
Amount due to MONY America................................          --           2,208            --             --
Amount due to respective funds............................         285              --            10             --
                                                              --------     -----------      --------       --------
  Total Liabilities.......................................         285           2,208            10             --
                                                              --------     -----------      --------       --------
Net Assets................................................    $281,005     $ 9,069,765      $115,865       $278,110
                                                              ========     ===========      ========       ========
Net Assets:
Accumulation Units........................................    $281,005     $ 9,069,627      $115,865       $278,110
Retained by MONY America in Separate Account L............          --             138            --             --
                                                              --------     -----------      --------       --------
Total Net Assets..........................................    $281,005     $ 9,069,765      $115,865       $278,110
                                                              ========     ===========      ========       ========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008

                                                            Oppenheimer                    PIMCO
                                                               Global        PIMCO      StocksPLUS
                                                             Securities   Global Bond   Growth and
                                                              Fund/VA      (Unhedged)     Income
                                                           ------------- ------------- ------------
Assets
Shares held in respective Funds...........................      64,297       241,933       463,403
                                                                ------       -------       -------
Investments at cost.......................................  $2,060,678    $3,015,548    $4,587,645
                                                            ----------    ----------    ----------
Investment in respective Funds, at net asset value........  $1,287,229    $2,963,680    $2,734,078
Amount due from MONY America..............................          --            --            --
Amount due from respective Funds..........................         256           341           387
                                                            ----------    ----------    ----------
  Total Assets............................................  $1,287,485    $2,964,021    $2,734,465
                                                            ----------    ----------    ----------
Liabilities
Amount due to MONY America................................         256           341           387
Amount due to respective funds............................          --            --            --
                                                            ----------    ----------    ----------
  Total Liabilities.......................................         256           341           387
                                                            ----------    ----------    ----------
Net Assets................................................  $1,287,229    $2,963,680    $2,734,078
                                                            ==========    ==========    ==========
Net Assets:
Accumulation Units........................................  $1,287,229    $2,961,653    $2,734,020
Retained by MONY America in Separate Account L............          --         2,027            58
                                                            ----------    ----------    ----------
Total Net Assets..........................................  $1,287,229    $2,963,680    $2,734,078
                                                            ==========    ==========    ==========

                                                            The Universal   The Universal
                                                            Institutional   Institutional                 Van Eck
                                                             Funds, Inc.     Funds, Inc.     Van Eck     Worldwide      Van Eck
                                                               Emerging         Global      Worldwide     Emerging     Worldwide
                                                             Markets Debt    Value Equity      Bond       Markets     Hard Assets
                                                           --------------- --------------- ----------- ------------- ------------
Assets
Shares held in respective Funds...........................       58,874          173,231      19,272       181,887       15,778
                                                                 ------          -------      ------       -------       ------
Investments at cost.......................................     $497,991       $1,997,674    $221,643    $2,483,219     $537,757
                                                               --------       ----------    --------    ----------     --------
Investment in respective Funds, at net asset value........     $380,918       $1,169,310    $222,011    $1,069,496     $295,841
Amount due from MONY America..............................           64               15          --            --           --
Amount due from respective Funds..........................           --               --          --            --           --
                                                               --------       ----------    --------    ----------     --------
  Total Assets............................................     $380,982       $1,169,325    $222,011    $1,069,496     $295,841
                                                               --------       ----------    --------    ----------     --------
Liabilities
Amount due to MONY America................................           --               --          --            --           --
Amount due to respective funds............................           64               15          --            --           --
                                                               --------       ----------    --------    ----------     --------
  Total Liabilities.......................................           64               15          --            --           --
                                                               --------       ----------    --------    ----------     --------
Net Assets................................................     $380,918       $1,169,310    $222,011    $1,069,496     $295,841
                                                               ========       ==========    ========    ==========     ========
Net Assets:
Accumulation Units........................................     $380,918       $1,169,310    $222,011    $1,069,496     $295,841
Retained by MONY America in Separate Account L...........            --               --          --            --           --
                                                               --------       ----------    --------    ----------     --------
Total Net Assets..........................................     $380,918       $1,169,310    $222,011    $1,069,496     $295,841
                                                               ========       ==========    ========    ==========     ========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008

                                                                                                    Mortality
                                                                                                        &      Unit Fair
                                                                                                     Expense     Value       Units
                Fund Name                                   Option                         Class      Ratio       ($)    Outstanding
------------------------------------  -------------------------------------------------- --------- ---------- ---------- -----------
AIM V.I. Financial Services.........  MONY Corporate Sponsored Variable Universal Life   Series I      0.00%       4.73         756
AIM V.I. Financial Services.........  MONY Variable Universal Life                       Series I      0.35%       4.68      21,826
AIM V.I. Financial Services.........  Survivorship Variable Universal Life               Series I      0.35%       4.83       3,014
AIM V.I. Global Health Care.........  MONY Corporate Sponsored Variable Universal Life   Series I      0.00%      10.63       4,157
AIM V.I. Global Health Care.........  MONY Variable Universal Life                       Series I      0.35%       9.94      46,318
AIM V.I. Global Health Care.........  Survivorship Variable Universal Life               Series I      0.35%      10.07         124
AIM V.I. Technology.................  MONY Corporate Sponsored Variable Universal Life   Series I      0.00%       7.73         549
AIM V.I. Technology.................  MONY Variable Universal Life                       Series I      0.35%       5.87      12,051
AIM V.I. Technology.................  Survivorship Variable Universal Life               Series I      0.35%       6.78          --
All Asset Allocation................  MONY Corporate Sponsored Variable Universal Life       B         0.00%       9.68      11,668
All Asset Allocation................  MONY Variable Universal Life                           B         0.35%       9.13     204,591
All Asset Allocation................  Survivorship Variable Universal Life                   B         0.35%       8.78       3,378
All Asset Allocation................  MONY Custom Estate Master                              B         0.35%       8.32     169,218
All Asset Allocation................  MONY Custom Equity Master                              B         0.35%       8.43   1,106,839
All Asset Allocation................  MONY Equity Master                                     B         0.75%      17.35   2,724,928
AXA Aggressive Allocation...........  Incentive Life Legacy                                  B         0.00%     100.70      63,818
AXA Aggressive Allocation...........  Incentive Life Legacy                                  B         0.00%     100.70         349
AXA Aggressive Allocation...........  MONY Corporate Sponsored Variable Universal Life       A         0.00%       6.16          96
AXA Aggressive Allocation...........  MONY Variable Universal Life                           B         0.35%       6.10      22,239
AXA Aggressive Allocation...........  Survivorship Variable Universal Life                   B         0.35%       6.10          --
AXA Aggressive Allocation...........  MONY Custom Estate Master                              B         0.35%       6.10         348
AXA Aggressive Allocation...........  MONY Custom Equity Master                              B         0.35%       6.10      10,127
AXA Aggressive Allocation...........  MONY Equity Master                                     B         0.75%       6.06      13,171
AXA Conservative Allocation.........  Incentive Life Legacy                                  B         0.00%     111.49       5,372
AXA Conservative Allocation.........  Incentive Life Legacy                                  B         0.00%     111.49          65
AXA Conservative Allocation.........  MONY Corporate Sponsored Variable Universal Life       A         0.00%       9.31          88
AXA Conservative Allocation.........  MONY Variable Universal Life                           B         0.35%       9.22       1,286
AXA Conservative Allocation.........  Survivorship Variable Universal Life                   B         0.35%       9.22          --
AXA Conservative Allocation.........  MONY Custom Estate Master                              B         0.35%       9.22          --
AXA Conservative Allocation.........  MONY Custom Equity Master                              B         0.35%       9.22      10,131
AXA Conservative Allocation.........  MONY Equity Master                                     B         0.75%       9.16      14,019
AXA Conservative-Plus Allocation....  Incentive Life Legacy                                  B         0.00%     107.46      13,005
AXA Conservative-Plus Allocation....  Incentive Life Legacy                                  B         0.00%     107.46          52
AXA Conservative-Plus Allocation....  MONY Corporate Sponsored Variable Universal Life       A         0.00%       8.32         497
AXA Conservative-Plus Allocation....  MONY Variable Universal Life                           B         0.35%       8.24         565
AXA Conservative-Plus Allocation....  Survivorship Variable Universal Life                   B         0.35%       8.24          --
AXA Conservative-Plus Allocation....  MONY Custom Estate Master                              B         0.35%       8.24       5,692
AXA Conservative-Plus Allocation....  MONY Custom Equity Master                              B         0.35%       8.24      12,293
AXA Conservative-Plus Allocation....  MONY Equity Master                                     B         0.75%       8.19         768
AXA Moderate Allocation.............  Incentive Life Legacy                                  B         0.00%     110.24      70,323
AXA Moderate Allocation.............  Incentive Life Legacy                                  B         0.00%     110.24       1,418
AXA Moderate Allocation.............  MONY Corporate Sponsored Variable Universal Life       A         0.00%       7.80          --
AXA Moderate Allocation.............  MONY Variable Universal Life                           B         0.35%       7.72      13,469
AXA Moderate Allocation.............  Survivorship Variable Universal Life                   B         0.35%       7.72       3,592
AXA Moderate Allocation.............  MONY Custom Estate Master                              B         0.35%       7.72      24,463
AXA Moderate Allocation.............  MONY Custom Equity Master                              B         0.35%       7.72     105,647
AXA Moderate Allocation.............  MONY Equity Master                                     B         0.75%       7.68      34,192
AXA Moderate-Plus Allocation........  Incentive Life Legacy                                  B         0.00%     107.26     196,898
AXA Moderate-Plus Allocation........  Incentive Life Legacy                                  B         0.00%     107.26         276
AXA Moderate-Plus Allocation........  MONY Corporate Sponsored Variable Universal Life       A         0.00%       6.99       1,814
AXA Moderate-Plus Allocation........  MONY Variable Universal Life                           B         0.35%       6.93      41,649
AXA Moderate-Plus Allocation........  Survivorship Variable Universal Life                   B         0.35%       6.93          --
AXA Moderate-Plus Allocation........  MONY Custom Estate Master                              B         0.35%       6.93         470
AXA Moderate-Plus Allocation........  MONY Custom Equity Master                              B         0.35%       6.93     144,559
AXA Moderate-Plus Allocation........  MONY Equity Master                                     B         0.75%       6.88      93,436

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                                     Mortality
                                                                                                         &     Unit Fair
                                                                                                      Expense    Value      Units
                    Fund Name                                     Option                      Class    Ratio      ($)    Outstanding
------------------------------------------- ------------------------------------------------ ------- --------- --------- -----------
Dreyfus Stock Index Fund, Inc.............. MONY Corporate Sponsored Variable Universal
                                              Life                                           Initial    0.00%     11.34  1,814,860
Dreyfus Stock Index Fund, Inc.............. MONY Custom Estate Master                        Initial    0.35%      7.30     85,918
Dreyfus Stock Index Fund, Inc.............. MONY Custom Equity Master                        Initial    0.35%      7.34  1,121,928
Dreyfus Stock Index Fund, Inc.............. MONY Equity Master                               Initial    0.75%      6.58    372,845
EQ/AllianceBernstein Common Stock.......... Incentive Life Legacy                               B       0.00%     65.14     16,587
EQ/AllianceBernstein Common Stock.......... Incentive Life Legacy                               B       0.00%     65.14        290
EQ/AllianceBernstein Common Stock.......... MONY Corporate Sponsored Variable Universal
                                              Life                                              A       0.00%     10.12     14,822
EQ/AllianceBernstein Intermediate
Government Securities...................... Incentive Life Legacy                               B       0.00%    113.49      1,433
EQ/AllianceBernstein Intermediate
Government Securities...................... Incentive Life Legacy                               B       0.00%    113.49        502
EQ/AllianceBernstein International......... Incentive Life Legacy                               B       0.00%     84.37     11,854
EQ/AllianceBernstein International......... Incentive Life Legacy                               B       0.00%     84.37        444
EQ/AllianceBernstein International......... MONY Corporate Sponsored Variable Universal
                                              Life                                              A       0.00%      8.28    299,543
EQ/AllianceBernstein Small Cap Growth...... Incentive Life Legacy                               B       0.00%    113.82      3,308
EQ/AllianceBernstein Small Cap Growth...... Incentive Life Legacy                               B       0.00%    113.82          1
EQ/AllianceBernstein Small Cap Growth...... MONY Corporate Sponsored Variable Universal
                                              Life                                              A       0.00%      8.35        993
EQ/AllianceBernstein Small Cap Growth...... MONY Variable Universal Life                        A       0.35%      7.64     46,539
EQ/AllianceBernstein Small Cap Growth...... Survivorship Variable Universal Life                A       0.35%      7.63      3,292
EQ/Ariel Appreciation II................... Incentive Life Legacy                               B       0.00%     70.25        511
EQ/Ariel Appreciation II................... Incentive Life Legacy                               B       0.00%     70.25         --
EQ/AXA Rosenberg Value Long/Short Equity... Incentive Life Legacy                               B       0.00%    106.12        361
EQ/AXA Rosenberg Value Long/Short Equity... Incentive Life Legacy                               B       0.00%    106.12         --
EQ/BlackRock Basic Value Equity............ Incentive Life Legacy                               B       0.00%    177.01      3,014
EQ/BlackRock Basic Value Equity............ Incentive Life Legacy                               B       0.00%    177.01         19
EQ/BlackRock Basic Value Equity............ MONY Variable Universal Life                        B       0.35%      9.64     61,202
EQ/BlackRock International Value........... Incentive Life Legacy                               B       0.00%    107.71      6,377
EQ/BlackRock International Value........... MONY Corporate Sponsored Variable Universal
                                              Life                                              A       0.00%     11.29    399,680
EQ/Bond Index.............................. MONY Corporate Sponsored Variable Universal
                                              Life                                              A       0.00%     16.95    637,016
EQ/Bond Index.............................. MONY Custom Estate Master                           A       0.35%     15.49     22,192
EQ/Bond Index.............................. MONY Custom Equity Master                           A       0.35%     15.39    131,613
EQ/Bond Index.............................. MONY Strategist                                     A       0.60%     37.70      2,680
EQ/Bond Index.............................. MONY Equity Master                                  A       0.75%     18.76     77,659
EQ/Boston Advisors Equity Income........... Incentive Life Legacy                               B       0.00%     92.72      2,101
EQ/Boston Advisors Equity Income........... MONY Corporate Sponsored Variable Universal
                                              Life                                              A       0.00%     13.05    729,770
EQ/Boston Advisors Equity Income........... MONY Variable Universal Life                        B       0.35%     11.12    118,905
EQ/Boston Advisors Equity Income........... Survivorship Variable Universal Life                B       0.35%     10.60      2,405
EQ/Boston Advisors Equity Income........... MONY Custom Estate Master                           B       0.35%     10.71     47,626
EQ/Boston Advisors Equity Income........... MONY Custom Equity Master                           B       0.35%     10.94    342,430
EQ/Boston Advisors Equity Income........... MONY Strategist                                     A       0.60%      8.14     44,797
EQ/Boston Advisors Equity Income........... MONY Equity Master                                  B       0.75%      9.45    140,771
EQ/Calvert Socially Responsible............ Incentive Life Legacy                               B       0.00%     61.36        203
EQ/Calvert Socially Responsible............ MONY Corporate Sponsored Variable Universal
                                              Life                                              A       0.00%      5.48      6,429
EQ/Calvert Socially Responsible............ MONY Variable Universal Life                        B       0.35%      6.68     23,491
EQ/Calvert Socially Responsible............ Survivorship Variable Universal Life                B       0.35%      6.68         --
EQ/Calvert Socially Responsible............ MONY Custom Estate Master                           A       0.35%      4.71      9,502
EQ/Calvert Socially Responsible............ MONY Custom Equity Master                           A       0.35%      4.89    158,681
EQ/Calvert Socially Responsible............ MONY Equity Master                                  A       0.75%      5.36     16,342
EQ/Capital Guardian Growth................. Incentive Life Legacy                               B       0.00%     52.31      2,205
EQ/Capital Guardian Growth................. MONY Corporate Sponsored Variable Universal
                                              Life                                              A       0.00%      7.92     23,692
EQ/Capital Guardian Research............... Incentive Life Legacy                               B       0.00%     89.78      1,038
EQ/Capital Guardian Research............... MONY Strategist                                     A       0.60%      7.06    146,218
EQ/Capital Guardian Research............... MONY Corporate Sponsored Variable Universal
                                              Life                                              A       0.00%      6.29      7,423

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                                Mortality
                                                                                                    &      Unit Fair
                                                                                                 Expense     Value       Units
                Fund Name                                   Option                      Class     Ratio       ($)     Outstanding
------------------------------------- ------------------------------------------------ ------- ---------- ---------- -----------
EQ/Capital Guardian Research......... MONY Variable Universal Life                        A        0.35%       9.18      47,080
EQ/Capital Guardian Research......... MONY Custom Estate Master                           A        0.35%       6.25       7,872
EQ/Capital Guardian Research......... MONY Custom Equity Master                           A        0.35%       6.13     144,644
EQ/Capital Guardian Research......... MONY Equity Master                                  A        0.75%       7.66      13,256
EQ/Caywood-Scholl High Yield Bond.... Incentive Life Legacy                               B        0.00%      94.21       2,256
EQ/Caywood-Scholl High Yield Bond.... Incentive Life Legacy                               B        0.00%      94.21          25
EQ/Caywood-Scholl High Yield Bond.... MONY Corporate Sponsored Variable Universal Life    B        0.00%      14.74      11,346
EQ/Caywood-Scholl High Yield Bond.... MONY Custom Estate Master                           B        0.35%      12.98      42,352
EQ/Caywood-Scholl High Yield Bond.... MONY Custom Equity Master                           B        0.35%      13.04     245,082
EQ/Caywood-Scholl High Yield Bond.... MONY Equity Master                                  B        0.75%      18.07     232,646
EQ/Equity 500 Index.................. Incentive Life Legacy                               B        0.00%      72.94      18,320
EQ/Equity 500 Index.................. Incentive Life Legacy                               B        0.00%      72.94       1,383
EQ/Evergreen International Bond...... Incentive Life Legacy                               B        0.00%     117.74       3,972
EQ/Evergreen International Bond...... Incentive Life Legacy                               B        0.00%     117.74         219
EQ/Evergreen Omega................... Incentive Life Legacy                               B        0.00%      78.25         622
EQ/Evergreen Omega................... Incentive Life Legacy                               B        0.00%      78.25          35
EQ/GAMCO Mergers and Acquisitions.... Incentive Life Legacy                               B        0.00%     105.99       2,076
EQ/GAMCO Small Company Value......... Incentive Life Legacy                               B        0.00%     106.70       9,092
EQ/GAMCO Small Company Value......... Incentive Life Legacy                               B        0.00%     106.70         472
EQ/GAMCO Small Company Value......... MONY Corporate Sponsored Variable Universal Life    B        0.00%      23.42      87,627
EQ/GAMCO Small Company Value......... MONY Variable Universal Life                        B        0.35%      14.47     414,545
EQ/GAMCO Small Company Value......... Survivorship Variable Universal Life                B        0.35%      13.91      18,558
EQ/GAMCO Small Company Value......... MONY Custom Estate Master                           B        0.35%      18.12      58,474
EQ/GAMCO Small Company Value......... MONY Custom Equity Master                           B        0.35%      19.19     765,703
EQ/GAMCO Small Company Value......... MONY Equity Master                                  B        0.75%      34.85     749,514
EQ/Government Securities............. MONY Corporate Sponsored Variable Universal Life    A        0.00%      15.88      71,802
EQ/Government Securities............. MONY Variable Universal Life                        A        0.35%      12.34     200,347
EQ/Government Securities............. Survivorship Variable Universal Life                A        0.35%      12.34       8,515
EQ/Government Securities............. MONY Custom Estate Master                           A        0.35%      14.51      21,367
EQ/Government Securities............. MONY Custom Equity Master                           A        0.35%      14.46     200,799
EQ/Government Securities............. MONY Equity Master                                  A        0.75%      17.32     128,385
EQ/International Core PLUS........... Incentive Life Legacy                               B        0.00%      94.65       1,932
EQ/International Core PLUS........... Incentive Life Legacy                               B        0.00%      94.65          56
EQ/International Growth.............. Incentive Life Legacy                               B        0.00%     101.17       3,217
EQ/International Growth.............. Incentive Life Legacy                               B        0.00%     101.17         970
EQ/International Growth.............. MONY Corporate Sponsored Variable Universal Life    B        0.00%       9.69       8,804
EQ/International Growth.............. MONY Custom Estate Master                           B        0.35%       8.74      67,818
EQ/International Growth.............. MONY Custom Equity Master                           B        0.35%       9.30     506,885
EQ/International Growth.............. MONY Equity Master                                  B        0.75%      13.79     567,464
EQ/JPMorgan Core Bond................ Incentive Life Legacy                               B        0.00%     116.70       6,329
EQ/JPMorgan Core Bond................ Incentive Life Legacy                               B        0.00%     116.70          27
EQ/JPMorgan Core Bond................ MONY Corporate Sponsored Variable Universal Life    A        0.00%      12.95     159,775
EQ/JPMorgan Core Bond................ MONY Variable Universal Life                        A        0.35%      13.25     345,654
EQ/JPMorgan Core Bond................ Survivorship Variable Universal Life                A        0.35%      13.18      14,000
EQ/JPMorgan Core Bond................ MONY Custom Estate Master                           A        0.35%      12.66      15,919
EQ/JPMorgan Core Bond................ MONY Custom Equity Master                           A        0.35%      12.85     133,615
EQ/JPMorgan Value Opportunities...... Incentive Life Legacy                               B        0.00%     109.02       1,076
EQ/JPMorgan Value Opportunities...... MONY Corporate Sponsored Variable Universal Life    A        0.00%       5.50         156
EQ/Large Cap Core PLUS............... Incentive Life Legacy                               B        0.00%      73.01         431
EQ/Large Cap Growth Index............ Incentive Life Legacy                               B        0.00%      56.63       3,977
EQ/Large Cap Growth Index............ Incentive Life Legacy                               B        0.00%      56.63           4

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                                 Mortality
                                                                                                     &      Unit Fair
                                                                                                  Expense     Value       Units
                Fund Name                                  Option                        Class     Ratio       ($)    Outstanding
------------------------------------ -------------------------------------------------- ------- ---------- ---------- -----------
EQ/Large Cap Growth PLUS............ Incentive Life Legacy                                 B        0.00%     122.89       1,531
EQ/Large Cap Growth PLUS............ Incentive Life Legacy                                 B        0.00%     122.89         249
EQ/Large Cap Value Index............ Incentive Life Legacy                                 B        0.00%      46.45       1,861
EQ/Large Cap Value PLUS............. Incentive Life Legacy                                 B        0.00%      85.09      15,725
EQ/Large Cap Value PLUS............. Incentive Life Legacy                                 B        0.00%      85.09          12
EQ/Large Cap Value PLUS............. MONY Corporate Sponsored Variable Universal Life      A        0.00%      10.47     390,631
EQ/Large Cap Value PLUS............. MONY Variable Universal Life                          A        0.35%       7.47      86,046
EQ/Large Cap Value PLUS............. Survivorship Variable Universal Life                  A        0.35%       7.26       4,440
EQ/Long Term Bond................... Incentive Life Legacy                                 B        0.00%     115.85       1,962
EQ/Long Term Bond................... Incentive Life Legacy                                 B        0.00%     115.85           1
EQ/Long Term Bond................... MONY Corporate Sponsored Variable Universal Life      A        0.00%      19.21      11,801
EQ/Long Term Bond................... MONY Variable Universal Life                          A        0.35%      14.85     113,522
EQ/Long Term Bond................... Survivorship Variable Universal Life                  A        0.35%      15.03       4,026
EQ/Long Term Bond................... MONY Custom Estate Master                             A        0.35%      17.28      31,914
EQ/Long Term Bond................... MONY Custom Equity Master                             A        0.35%      16.80     227,348
EQ/Long Term Bond................... MONY Strategist                                       A        0.60%      55.18         691
EQ/Long Term Bond................... MONY Equity Master                                    A        0.75%      24.07     100,590
EQ/Lord Abbett Growth and Income.... Incentive Life Legacy                                 B        0.00%      82.28       1,732
EQ/Lord Abbett Growth and Income.... MONY Variable Universal Life                          A        0.35%       9.82     307,984
EQ/Lord Abbett Growth and Income.... Survivorship Variable Universal Life                  A        0.35%       9.24      11,283
EQ/Lord Abbett Growth and Income.... MONY Custom Estate Master                             A        0.35%       9.83      11,480
EQ/Lord Abbett Growth and Income.... MONY Custom Equity Master                             A        0.35%       9.77     160,306
EQ/Lord Abbett Large Cap Core....... Incentive Life Legacy                                 B        0.00%      91.75         857
EQ/Lord Abbett Mid Cap Value........ Incentive Life Legacy                                 B        0.00%      77.64       2,170
EQ/Lord Abbett Mid Cap Value........ MONY Corporate Sponsored Variable Universal Life      A        0.00%      10.18     223,140
EQ/Lord Abbett Mid Cap Value........ MONY Variable Universal Life                          A        0.35%      10.66     214,210
EQ/Lord Abbett Mid Cap Value........ Survivorship Variable Universal Life                  A        0.35%       9.55       4,353
EQ/Lord Abbett Mid Cap Value........ MONY Custom Estate Master                             A        0.35%       9.77      16,017
EQ/Lord Abbett Mid Cap Value........ MONY Custom Equity Master                             A        0.35%       9.77     192,033
EQ/Marsico Focus.................... Incentive Life Legacy                                 B        0.00%     112.22       9,669
EQ/Marsico Focus.................... Incentive Life Legacy                                 B        0.00%     112.22         433
EQ/Marsico Focus.................... MONY Custom Estate Master                             B        0.35%       7.82      77,956
EQ/Marsico Focus.................... MONY Custom Equity Master                             B        0.35%       7.82     590,559
EQ/Marsico Focus.................... MONY Equity Master                                    B        0.75%       7.72     207,936
EQ/Mid Cap Index.................... Incentive Life Legacy                                 B        0.00%      76.78       8,576
EQ/Mid Cap Index.................... Incentive Life Legacy                                 B        0.00%      76.78           2
EQ/Mid Cap Index.................... MONY Variable Universal Life                          A        0.35%       9.05     188,237
EQ/Mid Cap Index.................... Survivorship Variable Universal Life                  A        0.35%       8.66       4,209
EQ/Mid Cap Value PLUS............... Incentive Life Legacy                                 B        0.00%     119.04       2,679
EQ/Money Market..................... Incentive Life Legacy                                 B        0.00%     131.49      24,427
EQ/Money Market..................... Incentive Life Legacy                                 B        0.00%     131.49       1,290
EQ/Money Market..................... MONY Corporate Sponsored Variable Universal Life      A        0.00%      11.38   2,639,692
EQ/Money Market..................... MONY Variable Universal Life                          A        0.35%      11.25     264,252
EQ/Money Market..................... Survivorship Variable Universal Life                  A        0.35%      11.25         209
EQ/Money Market..................... MONY Custom Estate Master                             A        0.35%      11.25      68,774
EQ/Money Market..................... MONY Custom Equity Master                             A        0.35%      11.25     531,063
EQ/Money Market..................... MONY Strategist                                       A        0.60%      11.16      17,233
EQ/Money Market..................... MONY Equity Master                                    A        0.75%      11.10     368,467
EQ/Montag & Caldwell Growth......... Incentive Life Legacy                                 B        0.00%      96.84       1,459
EQ/Montag & Caldwell Growth......... MONY Corporate Sponsored Variable Universal Life      B        0.00%       7.16      26,204
EQ/Montag & Caldwell Growth......... MONY Variable Universal Life                          B        0.35%       8.84     616,838
EQ/Montag & Caldwell Growth......... Survivorship Variable Universal Life                  B        0.35%       8.65      22,170
EQ/Montag & Caldwell Growth......... MONY Custom Estate Master                             B        0.35%       8.41     408,811

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                                   Mortality
                                                                                                       &      Unit Fair
                                                                                                    Expense     Value       Units
                  Fund Name                                     Option                    Class      Ratio       ($)    Outstanding
----------------------------------------- --------------------------------------------- --------- ---------- ---------- -----------
EQ/Montag & Caldwell Growth.............. MONY Custom Equity Master                         B         0.35%       8.64   3,132,303
EQ/Montag & Caldwell Growth.............. MONY Equity Master                                B         0.75%       6.74     375,368
EQ/PIMCO Real Return..................... Incentive Life Legacy                             B         0.00%     107.64       5,680
EQ/PIMCO Real Return..................... Incentive Life Legacy                             B         0.00%     107.64          46
EQ/PIMCO Real Return..................... MONY Corporate Sponsored Variable Universal
                                            Life                                            B         0.00%      12.60     143,410
EQ/PIMCO Real Return..................... MONY Variable Universal Life                      B         0.35%      12.51     126,349
EQ/PIMCO Real Return..................... Survivorship Variable Universal Life              B         0.35%      12.44       4,688
EQ/PIMCO Real Return..................... MONY Custom Estate Master                         B         0.35%      12.40       5,040
EQ/PIMCO Real Return..................... MONY Custom Equity Master                         B         0.35%      12.43      66,158
EQ/Quality Bond PLUS..................... Incentive Life Legacy                             B         0.00%     143.26       2,561
EQ/Quality Bond PLUS..................... Incentive Life Legacy                             B         0.00%     143.26         201
EQ/Quality Bond PLUS..................... MONY Corporate Sponsored Variable Universal
                                            Life                                            A         0.00%       9.52         887
EQ/Short Duration Bond................... Incentive Life Legacy                             B         0.00%     108.04         621
EQ/Short Duration Bond................... Incentive Life Legacy                             B         0.00%     108.04          14
EQ/Short Duration Bond................... MONY Corporate Sponsored Variable Universal
                                            Life                                            A         0.00%      14.54      33,944
EQ/Short Duration Bond................... MONY Variable Universal Life                      B         0.35%      10.88       9,078
EQ/Small Company Index................... Incentive Life Legacy                             B         0.00%     112.68       5,891
EQ/Small Company Index................... Incentive Life Legacy                             B         0.00%     112.68          10
EQ/Small Company Index................... MONY Corporate Sponsored Variable Universal
                                            Life                                            A         0.00%       6.19     291,383
EQ/Small Company Index................... MONY Variable Universal Life                      A         0.35%      11.44      55,876
EQ/T. Rowe Price Growth Stock............ Incentive Life Legacy                             B         0.00%      69.00       1,646
EQ/T. Rowe Price Growth Stock............ Incentive Life Legacy                             B         0.00%      69.00          17
EQ/T. Rowe Price Growth Stock............ MONY Corporate Sponsored Variable Universal
                                            Life                                            B         0.00%       8.03     411,546
EQ/T. Rowe Price Growth Stock............ MONY Custom Estate Master                         B         0.35%       6.53     108,530
EQ/T. Rowe Price Growth Stock............ MONY Custom Equity Master                         B         0.35%       6.59   1,069,609
EQ/T. Rowe Price Growth Stock............ MONY Equity Master                                B         0.75%      13.70   1,321,411
EQ/UBS Growth and Income................. Incentive Life Legacy                             B         0.00%      82.71       1,423
EQ/UBS Growth and Income................. MONY Variable Universal Life                      B         0.35%       8.56     174,927
EQ/UBS Growth and Income................. Survivorship Variable Universal Life              B         0.35%       8.09       5,234
EQ/UBS Growth and Income................. MONY Custom Estate Master                         B         0.35%       8.24     135,866
EQ/UBS Growth and Income................. MONY Custom Equity Master                         B         0.35%       8.37     901,086
EQ/UBS Growth and Income................. MONY Equity Master                                B         0.75%       6.61     239,021
EQ/Van Kampen Comstock................... Incentive Life Legacy                             B         0.00%      74.98       1,251
EQ/Van Kampen Emerging Markets Equity.... Incentive Life Legacy                             B         0.00%     129.67      10,522
EQ/Van Kampen Emerging Markets Equity.... Incentive Life Legacy                             B         0.00%     129.67         239
EQ/Van Kampen Emerging Markets Equity.... MONY Variable Universal Life                      A         0.35%      17.84      37,712
EQ/Van Kampen Emerging Markets Equity.... Survivorship Variable Universal Life              A         0.35%      16.79       7,006
EQ/Van Kampen Mid Cap Growth............. Incentive Life Legacy                             B         0.00%      87.96       4,065
EQ/Van Kampen Mid Cap Growth............. Incentive Life Legacy                             B         0.00%      87.96           2
EQ/Van Kampen Mid Cap Growth............. MONY Corporate Sponsored Variable Universal
                                            Life                                            A         0.00%      10.71     135,782
EQ/Van Kampen Mid Cap Growth............. MONY Variable Universal Life                      A         0.35%       6.51     416,426
EQ/Van Kampen Mid Cap Growth............. Survivorship Variable Universal Life              A         0.35%       6.47      24,425
EQ/Van Kampen Mid Cap Growth............. MONY Custom Estate Master                         A         0.35%      10.46       7,641
EQ/Van Kampen Mid Cap Growth............. MONY Custom Equity Master                         A         0.35%      10.12     126,172
EQ/Van Kampen Real Estate................ Incentive Life Legacy                             B         0.00%      50.98       5,577
EQ/Van Kampen Real Estate................ Incentive Life Legacy                             B         0.00%      50.98           1
EQ/Van Kampen Real Estate................ MONY Corporate Sponsored Variable Universal
                                            Life                                            A         0.35%      14.09      36,788
EQ/Van Kampen Real Estate................ MONY Variable Universal Life                      A         0.35%      15.04     147,067
EQ/Van Kampen Real Estate................ Survivorship Variable Universal Life              A         0.35%      14.02       2,613
EQ/Van Kampen Real Estate................ MONY Custom Estate Master                         A         0.35%      13.67       6,281
EQ/Van Kampen Real Estate................ MONY Custom Equity Master                         A         0.35%      13.80      89,677
Fidelity VIP Asset Manager............... MONY Corporate Sponsored Variable Universal
                                            Life                                         Initial      0.00%       9.79       4,295

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                                    Mortality
                                                                                                        &      Unit Fair
                                                                                                     Expense     Value      Units
               Fund Name                                Option                           Class        Ratio       ($)    Outstanding
------------------------------------- ---------------------------------------------- ------------- ---------- ---------- -----------
Fidelity VIP Contrafund(R)........... MONY Corporate Sponsored Variable Universal
                                        Life                                            Initial        0.00%      10.32   1,024,641
Fidelity VIP Contrafund(R)........... MONY Custom Estate Master                         Service        0.35%       9.90      72,385
Fidelity VIP Contrafund(R)........... MONY Custom Equity Master                         Service        0.35%      10.65     969,244
Fidelity VIP Contrafund(R)........... MONY Equity Master                                Service        0.75%       9.18     532,412
Fidelity VIP Growth and Income....... MONY Corporate Sponsored Variable Universal
                                        Life                                            Initial        0.00%       7.67      49,124
Franklin Income Securities........... MONY Corporate Sponsored Variable Universal
                                        Life                                               2           0.00%       7.03     192,573
Franklin Income Securities........... MONY Variable Universal Life                         2           0.35%      11.04     417,929
Franklin Income Securities........... Survivorship Variable Universal Life                 2           0.35%       7.00      18,531
Franklin Rising Dividends
  Securities......................... MONY Variable Universal Life                         2           0.35%      10.63      41,255
Franklin Zero Coupon 2010............ MONY Variable Universal Life                         2           0.35%      12.68      10,542
Janus Aspen Series Balanced.......... MONY Custom Estate Master                      Institutional     0.35%      12.14      65,403
Janus Aspen Series Balanced.......... MONY Custom Equity Master                      Institutional     0.35%      12.36     426,141
Janus Aspen Series Balanced.......... MONY Equity Master                             Institutional     0.75%      11.87      88,247
Janus Aspen Series Forty............. MONY Corporate Sponsored Variable Universal
                                        Life                                         Institutional     0.00%       7.21     704,429
Janus Aspen Series Forty............. MONY Variable Universal Life                      Service        0.35%      11.48     130,405
Janus Aspen Series Forty............. Survivorship Variable Universal Life              Service        0.35%      11.57       8,366
Janus Aspen Series Forty............. MONY Custom Estate Master                      Institutional     0.35%       8.79      63,372
Janus Aspen Series Forty............. MONY Custom Equity Master                      Institutional     0.35%       9.28     466,616
Janus Aspen Series Forty............. MONY Equity Master                             Institutional     0.75%       6.83     395,043
Janus Aspen Series International      MONY Corporate Sponsored Variable Universal
  Growth.............................   Life                                         Institutional     0.00%      11.20     190,542
Janus Aspen Series International
  Growth............................. MONY Variable Universal Life                      Service        0.35%      14.82     188,703
Janus Aspen Series International
  Growth............................. Survivorship Variable Universal Life              Service        0.35%      14.78      10,307
Janus Aspen Series Mid Cap Growth.... MONY Corporate Sponsored Variable Universal
                                        Life                                         Institutional     0.00%       4.80     346,583
Janus Aspen Series Mid Cap Growth.... MONY Custom Estate Master                      Institutional     0.35%       4.76      87,444
Janus Aspen Series Mid Cap Growth.... MONY Custom Equity Master                      Institutional     0.35%       5.75   1,089,033
Janus Aspen Series Mid Cap Growth.... MONY Equity Master                             Institutional     0.75%       7.68     121,950
Janus Aspen Series Mid Cap Value..... MONY Corporate Sponsored Variable Universal
                                        Life                                            Service        0.00%      11.54     103,502
Janus Aspen Series Worldwide Growth.. MONY Corporate Sponsored Variable Universal
                                        Life                                         Institutional     0.00%       5.54      79,966
Janus Aspen Series Worldwide Growth.. MONY Custom Estate Master                      Institutional     0.35%       5.38      67,477
Janus Aspen Series Worldwide Growth.. MONY Custom Equity Master                      Institutional     0.35%       6.11     887,228
Janus Aspen Series Worldwide Growth.. MONY Equity Master                             Institutional     0.75%       4.31     527,317
MFS(R) Utilities Series.............. MONY Corporate Sponsored Variable Universal
                                        Life                                            Initial        0.00%      19.74      13,035
MFS(R) Utilities Series.............. MONY Variable Universal Life                      Initial        0.35%      18.45      47,312
MFS(R) Utilities Series.............. Survivorship Variable Universal Life              Initial        0.35%      17.68       5,981
Multimanager Aggressive Equity....... Incentive Life Legacy                                B           0.00%      54.13       1,364
Multimanager Aggressive Equity....... Incentive Life Legacy                                B           0.00%      54.13          23
Multimanager Core Bond............... Incentive Life Legacy                                B           0.00%     134.03       3,633
Multimanager Core Bond............... Incentive Life Legacy                                B           0.00%     134.03         178
Multimanager Core Bond............... MONY Corporate Sponsored Variable Universal
                                        Life                                               A           0.00%      10.54     896,880
Multimanager Health Care............. Incentive Life Legacy                                B           0.00%     103.14       2,143
Multimanager High Yield.............. Incentive Life Legacy                                B           0.00%     105.63       5,455
Multimanager High Yield.............. Incentive Life Legacy                                B           0.00%     105.63          60
Multimanager High Yield.............. MONY Variable Universal Life                         A           0.35%      11.76      93,595
Multimanager High Yield.............. Survivorship Variable Universal Life                 A           0.35%      11.28       3,554
Multimanager International Equity.... Incentive Life Legacy                                B           0.00%     139.42       2,802
Multimanager International Equity.... Incentive Life Legacy                                B           0.00%     139.42          21
Multimanager Large Cap Core Equity... Incentive Life Legacy                                B           0.00%     104.18         483
Multimanager Large Cap Growth........ Incentive Life Legacy                                B           0.00%      85.44       2,123
Multimanager Large Cap Growth........ Incentive Life Legacy                                B           0.00%      85.44         389

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2008


                                                                                                    Mortality
                                                                                                        &      Unit Fair
                                                                                                     Expense     Value      Units
                     Fund Name                                   Option                 Class         Ratio       ($)    Outstanding
------------------------------------------ -------------------------------------- ---------------- ---------- ---------- ----------
Multimanager Large Cap Value.............. Incentive Life Legacy                          B            0.00%     120.96       3,381
Multimanager Large Cap Value.............. Incentive Life Legacy                          B            0.00%     120.96         338
Multimanager Large Cap Value.............. MONY Corporate Sponsored Variable
                                             Universal Life                               A            0.00%       5.91     806,695
Multimanager Mid Cap Growth............... Incentive Life Legacy                          B            0.00%     114.40       1,192
Multimanager Mid Cap Value................ Incentive Life Legacy                          B            0.00%      95.50       2,925
Multimanager Mid Cap Value................ Incentive Life Legacy                          B            0.00%      95.50          17
Multimanager Small Cap Growth............. Incentive Life Legacy                          B            0.00%      81.71       2,941
Multimanager Small Cap Growth............. Incentive Life Legacy                          B            0.00%      81.71         259
Multimanager Small Cap Growth............. MONY Corporate Sponsored Variable
                                             Universal Life                               B            0.00%       7.93      97,387
Multimanager Small Cap Growth............. MONY Variable Universal Life                   B            0.35%       7.72     248,410
Multimanager Small Cap Growth............. Survivorship Variable Universal Life           B            0.35%       7.68       2,243
Multimanager Small Cap Growth............. MONY Custom Estate Master                      B            0.35%      11.09      52,551
Multimanager Small Cap Growth............. MONY Custom Equity Master                      B            0.35%      11.40     420,779
Multimanager Small Cap Growth............. MONY Equity Master                             B            0.75%       7.20     100,030
Multimanager Small Cap Value.............. Incentive Life Legacy                          B            0.00%     128.82         895
Multimanager Small Cap Value.............. Incentive Life Legacy                          B            0.00%     128.82           4
Multimanager Technology................... Incentive Life Legacy                          B            0.00%     115.13       2,416
Multimanager Technology................... Incentive Life Legacy                          B            0.00%     115.13          --
Oppenheimer Global Securities Fund/VA..... MONY Variable Universal Life                Service         0.35%      12.58     102,359
PIMCO Global Bond (Unhedged).............. MONY Variable Universal Life            Administrative      0.35%      15.78     115,438
PIMCO Global Bond (Unhedged).............. Survivorship Variable Universal Life    Administrative      0.35%      15.83       4,535
PIMCO Global Bond (Unhedged).............. MONY Custom Estate Master               Administrative      0.35%      14.42       7,323
PIMCO Global Bond (Unhedged).............. MONY Custom Equity Master               Administrative      0.35%      15.21      63,323
PIMCO StocksPLUS Growth and Income........ MONY Variable Universal Life            Administrative      0.35%       8.67     310,494
PIMCO StocksPLUS Growth and Income........ Survivorship Variable Universal Life    Administrative      0.35%       8.82       4,595
The Universal Institutional Funds, Inc.    MONY Corporate Sponsored Variable
Emerging Markets Debt.....................   Universal Life                               I            0.00%      16.35      23,296
The Universal Institutional Funds, Inc.    MONY Corporate Sponsored Variable
Global Value Equity.......................   Universal Life                               I            0.00%       9.48      78,342
The Universal Institutional Funds, Inc.
Global Value Equity....................... MONY Variable Universal Life                   I            0.35%       9.96      41,563
The Universal Institutional Funds, Inc.
Global Value Equity....................... Survivorship Variable Universal Life           I            0.35%      11.36       1,102
Van Eck Worldwide Bond.................... MONY Corporate Sponsored Variable
                                             Universal Life                            Initial         0.00%      18.24      12,174
Van Eck Worldwide Emerging Markets........ MONY Corporate Sponsored Variable
                                             Universal Life                            Initial         0.00%       8.92     119,925
Van Eck Worldwide Hard Assets............. MONY Corporate Sponsored Variable
                                             Universal Life                            Initial         0.00%      25.77      11,478


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                         AIM V.I.      AIM V.I.
                                                        Financial       Global      AIM V.I.
                                                         Services    Health Care   Technology
                                                      ------------- ------------- ------------
Income:
 Dividend income.....................................  $    5,744    $       --    $      --
Expenses:
Mortality and expense risk charges...................        (721)       (2,085)        (378)
                                                       ----------    ----------    ---------
Net investment income/(loss).........................       5,023        (2,085)        (378)
                                                       ----------    ----------    ---------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....      (43,059)        5,084      (11,140)
 Realized gain distributions.........................      16,550       132,542           --
                                                       ----------    ----------    ---------
Realized gain/(loss).................................     (26,509)      137,626      (11,140)
                                                       ----------    ----------    ---------
Change in unrealized appreciation/(depreciation)         (153,423)     (369,896)     (69,064)
                                                       ----------    ----------    ---------
Net increase/(decrease) in net assets
 resulting from operations...........................  $ (174,909)   $ (234,355)   $ (80,582)
                                                       ==========    ==========    =========



                                                                                                                   AXA
                                                          All Asset     AXA Aggressive   AXA Conservative   Conservative-Plus
                                                         Allocation       Allocation        Allocation         Allocation
                                                      ---------------- ---------------- ------------------ ------------------
Income:
 Dividend income.....................................  $   1,731,347     $    130,930       $  29,044          $   56,714
Expenses:
Mortality and expense risk charges...................       (527,977)          (1,436)           (543)               (450)
                                                       -------------     ------------       ---------          ----------
Net investment income/(loss).........................      1,203,370          129,494          28,501              56,264
                                                       -------------     ------------       ---------          ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....      (5,304,599)        (142,811)         (6,223)            (41,098)
 Realized gain distributions.........................      2,982,300          442,946           5,869              34,804
                                                       -------------     ------------       ---------          ----------
Realized gain/(loss).................................     (2,322,299)         300,135            (354)             (6,294)
                                                       -------------     ------------       ---------          ----------
Change in unrealized appreciation/(depreciation)         (26,555,946)      (3,502,794)        (64,718)           (321,777)
                                                       -------------     ------------       ---------          ----------
Net increase/(decrease) in net assets
 resulting from operations...........................  $ (27,674,875)    $ (3,073,165)      $ (36,571)         $ (271,807)
                                                       =============     ============       =========          ==========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                           AXA
                                                      AXA Moderate    Moderate-Plus     Dreyfus Stock
                                                       Allocation       Allocation    Index Fund, Inc.
                                                    ---------------- --------------- ------------------
Income:
 Dividend income...................................   $    385,736    $    620,521     $     963,377
Expenses:
Mortality and expense risk charges.................         (4,636)         (8,916)          (69,998)
                                                      ------------    ------------     -------------
Net investment income/(loss).......................        381,100         611,605           893,379
                                                      ------------    ------------     -------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..         (91,590)       (136,000)        2,605,269
 Realized gain distributions.......................        361,879       1,175,061                --
                                                      ------------    ------------     -------------
Realized gain/(loss)...............................        270,289       1,039,061         2,605,269
                                                      ------------    ------------     -------------
Change in unrealized appreciation/(depreciation)        (2,800,047)     (9,572,149)      (24,187,373)
                                                      ------------    ------------     -------------
Net increase/(decrease) in net assets
 resulting from operations.........................   $ (2,148,658)   $ (7,921,483)    $ (20,688,725)
                                                      ============    ============     =============

                                                                            EQ/AllianceBernstein
                                                                                Intermediate
                                                     EQ/AllianceBernstein        Government       EQ/AllianceBernstein
                                                         Common Stock            Securities           International
                                                    ---------------------- --------------------- ----------------------
Income:
 Dividend income...................................       $   29,464              $7,000              $    162,092
Expenses:
Mortality and expense risk charges.................               --                  --                        --
                                                          ----------              ------              ------------
Net investment income/(loss).......................           29,464               7,000                   162,092
                                                          ----------              ------              ------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..           (16,285)                104                  (462,970)
 Realized gain distributions.......................               --                  --                    94,634
                                                          ----------              ------              ------------
Realized gain/(loss)...............................          (16,285)                104                  (368,336)
                                                          ----------              ------              ------------
Change in unrealized appreciation/(depreciation)            (727,363)               (493)               (3,153,593)
                                                          ----------              ------              ------------
Net increase/(decrease) in net assets
 resulting from operations.........................       $ (714,184)             $6,611              $ (3,359,837)
                                                          ==========              ======              ============

                                                     EQ/AllianceBernstein
                                                       Small Cap Growth
                                                    ---------------------
Income:
 Dividend income...................................      $       53
Expenses:
Mortality and expense risk charges.................          (1,870)
                                                         ----------
Net investment income/(loss).......................          (1,817)
                                                         ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..         (131,546)
 Realized gain distributions.......................           1,570
                                                         ----------
Realized gain/(loss)...............................        (129,976)
                                                         ----------
Change in unrealized appreciation/(depreciation)           (457,408)
                                                         ----------
Net increase/(decrease) in net assets
 resulting from operations.........................      $ (589,201)
                                                         ==========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                         EQ/AXA Rosenberg   EQ/BlackRock
                                                           EQ/Ariel      Value Long/Short    Basic Value
                                                       Appreciation II        Equity           Equity
                                                      ----------------- ------------------ --------------
Income:
 Dividend income.....................................     $     360          $     47        $   24,875
Expenses:
Mortality and expense risk charges...................            --                --            (2,567)
                                                          ---------          --------        ----------
Net investment income/(loss).........................           360                47            22,308
                                                          ---------          --------        ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....           (249)             (204)          (38,893)
 Realized gain distributions.........................           119                --             5,843
                                                          ---------          --------        ----------
Realized gain/(loss).................................          (130)             (204)          (33,050)
                                                          ---------          --------        ----------
Change in unrealized appreciation/(depreciation)            (14,831)           (1,423)         (540,207)
                                                          ---------          --------        ----------
Net increase/(decrease) in net assets
 resulting from operations...........................     $ (14,601)         $ (1,580)       $ (550,949)
                                                          =========          ========        ==========


                                                        EQ/BlackRock                                         EQ/Calvert
                                                       International                   EQ/Boston Advisors     Socially
                                                           Value       EQ/Bond Index      Equity Income      Responsible
                                                      --------------- --------------- -------------------- --------------
Income:
 Dividend income.....................................  $    179,075     $   631,249       $    540,359       $    7,145
Expenses:
Mortality and expense risk charges...................            --         (19,704)           (41,503)          (5,962)
                                                       ------------     -----------       ------------       ----------
Net investment income/(loss).........................       179,075         611,545            498,856            1,183
                                                       ------------     -----------       ------------       ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....       (228,839)       (117,473)          (726,400)          32,924
 Realized gain distributions.........................       192,044              --            281,836           22,542
                                                       ------------     -----------       ------------       ----------
Realized gain/(loss).................................       (36,795)       (117,473)          (444,564)          55,466
                                                       ------------     -----------       ------------       ----------
Change in unrealized appreciation/(depreciation)         (4,616,700)        143,298         (9,717,970)        (986,261)
                                                       ------------     -----------       ------------       ----------
Net increase/(decrease) in net assets
 resulting from operations...........................  $ (4,474,420)    $   637,370       $ (9,663,678)      $ (929,612)
                                                       ============     ===========       ============       ==========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008

                                                       EQ/Capital Guardian   EQ/Capital Guardian
                                                              Growth               Research
                                                      --------------------- ---------------------
Income:
 Dividend income.....................................     $       2,292         $     44,693
Expenses:
Mortality and expense risk charges...................                --              (16,867)
                                                          -------------         ------------
Net investment income/(loss).........................             2,292               27,826
                                                          -------------         ------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....            584,682              (62,258)
 Realized gain distributions.........................                --               67,809
                                                          -------------         ------------
Realized gain/(loss).................................           584,682                5,551
                                                          -------------         ------------
Change in unrealized appreciation/(depreciation)             (1,457,340)          (1,906,227)
                                                          -------------         ------------
Net increase/(decrease) in net assets
 resulting from operations...........................     $    (870,366)        $ (1,872,850)
                                                          =============         ============

                                                                                            EQ/Evergreen
                                                       EQ/Caywood-Scholl   EQ/Equity 500   International   EQ/Evergreen
                                                        High Yield Bond        Index            Bond           Omega
                                                      ------------------- --------------- --------------- --------------
Income:
 Dividend income.....................................    $    787,587       $   33,210      $   81,750      $     309
Expenses:
Mortality and expense risk charges...................         (55,593)              --              --             --
                                                         ------------       ----------      ----------      ---------
Net investment income/(loss).........................         731,994           33,210          81,750            309
                                                         ------------       ----------      ----------      ---------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....          (11,516)         (19,527)           (516)        (2,861)
 Realized gain distributions.........................              --           16,561              --            665
                                                         ------------       ----------      ----------      ---------
Realized gain/(loss).................................         (11,516)          (2,966)           (516)        (2,196)
                                                         ------------       ----------      ----------      ---------
Change in unrealized appreciation/(depreciation)           (2,792,508)        (688,591)        (69,284)       (10,889)
                                                         ------------       ----------      ----------      ---------
Net increase/(decrease) in net assets
 resulting from operations...........................    $ (2,072,030)      $ (658,347)     $   11,950      $ (12,776)
                                                         ============       ==========      ==========      =========

                                                         EQ/GAMCO
                                                       Mergers and
                                                       Acquisitions
                                                      -------------
Income:
 Dividend income.....................................   $   1,229
Expenses:
Mortality and expense risk charges...................          --
                                                        ---------
Net investment income/(loss).........................       1,229
                                                        ---------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....       (6,330)
 Realized gain distributions.........................       9,175
                                                        ---------
Realized gain/(loss).................................       2,845
                                                        ---------
Change in unrealized appreciation/(depreciation)          (37,272)
                                                        ---------
Net increase/(decrease) in net assets
 resulting from operations...........................   $ (33,198)
                                                        =========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008

                                                           EQ/GAMCO
                                                        Small Company    EQ/Government   EQ/International
                                                            Value          Securities        Core PLUS
                                                      ----------------- --------------- ------------------
Income:
 Dividend income.....................................   $     362,737      $ 384,338        $    3,902
Expenses:
Mortality and expense risk charges...................        (364,442)       (34,374)               --
                                                        -------------      ---------        ----------
Net investment income/(loss).........................          (1,705)       349,964             3,902
                                                        -------------      ---------        ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....        2,632,871        (85,917)           (6,917)
 Realized gain distributions.........................       2,218,168             --             2,681
                                                        -------------      ---------        ----------
Realized gain/(loss).................................       4,851,039        (85,917)           (4,236)
                                                        -------------      ---------        ----------
Change in unrealized appreciation/(depreciation)          (28,684,634)        55,535          (107,251)
                                                        -------------      ---------        ----------
Net increase/(decrease) in net assets
 resulting from operations...........................   $ (23,835,300)     $ 319,582        $ (107,585)
                                                        =============      =========        ==========


                                                                                           EQ/JPMorgan
                                                       EQ/International    EQ/JPMorgan        Value       EQ/Large Cap
                                                            Growth          Core Bond     Opportunities    Core PLUS
                                                      ------------------ --------------- --------------- -------------
Income:
 Dividend income.....................................   $     185,089     $    478,109      $   3,094      $    144
Expenses:
Mortality and expense risk charges...................        (114,143)         (25,172)            --            --
                                                        -------------     ------------      ---------      --------
Net investment income/(loss).........................          70,946          452,937          3,094           144
                                                        -------------     ------------      ---------      --------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....          264,656       (2,310,175)        (9,781)         (515)
 Realized gain distributions.........................         368,137               --          1,244            --
                                                        -------------     ------------      ---------      --------
Realized gain/(loss).................................         632,793       (2,310,175)        (8,537)         (515)
                                                        -------------     ------------      ---------      --------
Change in unrealized appreciation/(depreciation)          (10,432,639)         529,756        (46,030)       (9,590)
                                                        -------------     ------------      ---------      --------
Net increase/(decrease) in net assets
 resulting from operations...........................   $  (9,728,900)    $ (1,327,482)     $ (51,473)     $ (9,961)
                                                        =============     ============      =========      ========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                       EQ/Large Cap   EQ/Large Cap   EQ/Large Cap
                                                       Growth Index    Growth PLUS    Value Index
                                                      -------------- -------------- --------------
Income:
 Dividend income.....................................   $     425      $     311      $   1,885
Expenses:
Mortality and expense risk charges...................          --             --             --
                                                        ---------      ---------      ---------
Net investment income/(loss).........................         425            311          1,885
                                                        ---------      ---------      ---------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....         (998)        (1,882)        (8,552)
 Realized gain distributions.........................          --             --          2,745
                                                        ---------      ---------      ---------
Realized gain/(loss).................................        (998)        (1,882)        (5,807)
                                                        ---------      ---------      ---------
Change in unrealized appreciation/(depreciation)          (75,822)       (88,877)       (69,541)
                                                        ---------      ---------      ---------
Net increase/(decrease) in net assets
 resulting from operations...........................   $ (76,395)     $ (90,448)     $ (73,463)
                                                        =========      =========      =========


                                                        EQ/Large Cap    EQ/Long Term     EQ/Lord Abbett    EQ/Lord Abbett
                                                         Value PLUS         Bond       Growth and Income   Large Cap Core
                                                      ---------------- -------------- ------------------- ----------------
Income:
 Dividend income.....................................   $    277,915    $   471,858      $    111,887        $     883
Expenses:
Mortality and expense risk charges...................         (3,435)       (38,386)          (22,335)              --
                                                        ------------    -----------      ------------        ---------
Net investment income/(loss).........................        274,480        433,472            89,552              883
                                                        ------------    -----------      ------------        ---------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....      (1,051,416)      (158,976)          (55,307)          (2,282)
 Realized gain distributions.........................             --         51,021            16,722              386
                                                        ------------    -----------      ------------        ---------
Realized gain/(loss).................................     (1,051,416)      (107,955)          (38,585)          (1,896)
                                                        ------------    -----------      ------------        ---------
Change in unrealized appreciation/(depreciation)          (4,263,686)        60,609        (2,923,700)         (22,312)
                                                        ------------    -----------      ------------        ---------
Net increase/(decrease) in net assets
 resulting from operations...........................   $ (5,040,622)   $   386,126      $ (2,872,733)       $ (23,325)
                                                        ============    ===========      ============        =========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008

                                                       EQ/Lord Abbett    EQ/Marsico      EQ/Mid Cap
                                                       Mid Cap Value       Focus           Index
                                                      --------------- --------------- ---------------
Income:
 Dividend income.....................................  $    151,992    $    105,651    $     37,369
Expenses:
Mortality and expense risk charges...................       (20,565)        (44,017)         (9,350)
                                                       ------------    ------------    ------------
Net investment income/(loss).........................       131,427          61,634          28,019
                                                       ------------    ------------    ------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....     (1,599,132)        287,007        (142,998)
 Realized gain distributions.........................       332,498         114,629          37,453
                                                       ------------    ------------    ------------
Realized gain/(loss).................................    (1,266,634)        401,636        (105,545)
                                                       ------------    ------------    ------------
Change in unrealized appreciation/(depreciation)         (4,547,364)     (5,876,137)     (2,075,835)
                                                       ------------    ------------    ------------
Net increase/(decrease) in net assets
 resulting from operations...........................  $ (5,682,571)   $ (5,412,867)   $ (2,153,361)
                                                       ============    ============    ============

                                                        EQ/Mid Cap      EQ/Money    EQ/Montag & Caldwell     EQ/PIMCO
                                                        Value PLUS       Market            Growth           Real Return
                                                      -------------- ------------- ---------------------- --------------
Income:
 Dividend income.....................................   $    6,506    $1,217,076       $      99,755        $  141,774
Expenses:
Mortality and expense risk charges...................           --       (65,300)           (195,556)           (9,257)
                                                        ----------    ----------       -------------        ----------
Net investment income/(loss).........................        6,506     1,151,776             (95,801)          132,517
                                                        ----------    ----------       -------------        ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....      (117,186)          646           2,660,303            58,277
 Realized gain distributions.........................           --            --                  --           294,291
                                                        ----------    ----------       -------------        ----------
Realized gain/(loss).................................     (117,186)          646           2,660,303           352,568
                                                        ----------    ----------       -------------        ----------
Change in unrealized appreciation/(depreciation)           (94,829)         (793)        (22,489,778)         (774,426)
                                                        ----------    ----------       -------------        ----------
Net increase/(decrease) in net assets
 resulting from operations...........................   $ (205,509)   $1,151,629       $ (19,925,276)       $ (289,341)
                                                        ==========    ==========       =============        ==========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                       EQ/Quality      EQ/Short        EQ/Small
                                                        Bond PLUS   Duration Bond   Company Index
                                                      ------------ --------------- ---------------
Income:
 Dividend income.....................................  $  23,196      $  39,654     $     40,417
Expenses:
Mortality and expense risk charges...................         --           (348)          (2,928)
                                                       ---------      ---------     ------------
Net investment income/(loss).........................     23,196         39,306           37,489
                                                       ---------      ---------     ------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....      (3,625)         3,254         (267,541)
 Realized gain distributions.........................         --             --          341,049
                                                       ---------      ---------     ------------
Realized gain/(loss).................................     (3,625)         3,254           73,508
                                                       ---------      ---------     ------------
Change in unrealized appreciation/(depreciation)         (48,724)       (54,305)      (2,017,378)
                                                       ---------      ---------     ------------
Net increase/(decrease) in net assets
 resulting from operations...........................  $ (29,153)     $ (11,745)    $ (1,906,381)
                                                       =========      =========     ============

                                                                              EQ/UBS                      EQ/Van Kampen
                                                       EQ/T. Rowe Price     Growth and    EQ/Van Kampen      Emerging
                                                         Growth Stock         Income         Comstock     Markets Equity
                                                      ------------------ --------------- --------------- ---------------
Income:
 Dividend income.....................................   $       1,538     $    208,084      $   2,379     $      7,537
Expenses:
Mortality and expense risk charges...................        (244,090)         (69,766)            --           (4,801)
                                                        -------------     ------------      ---------     ------------
Net investment income/(loss).........................        (242,552)         138,318          2,379            2,736
                                                        -------------     ------------      ---------     ------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....       (3,934,206)         513,705         (1,325)          64,957
 Realized gain distributions.........................           9,485               --            775          156,826
                                                        -------------     ------------      ---------     ------------
Realized gain/(loss).................................      (3,924,721)         513,705           (550)         221,783
                                                        -------------     ------------      ---------     ------------
Change in unrealized appreciation/(depreciation)          (18,418,352)      (8,853,291)       (40,794)      (2,558,284)
                                                        -------------     ------------      ---------     ------------
Net increase/(decrease) in net assets
 resulting from operations...........................   $ (22,585,625)    $ (8,201,268)     $ (38,965)    $ (2,333,765)
                                                        =============     ============      =========     ============


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                        EQ/Van Kampen
                                                           Mid Cap      EQ/Van Kampen    Fidelity VIP
                                                           Growth        Real Estate    Asset Manager
                                                      ---------------- --------------- ---------------
Income:
 Dividend income.....................................   $         --    $    164,841      $   1,454
Expenses:
Mortality and expense risk charges...................        (22,935)        (19,147)            --
                                                        ------------    ------------      ---------
Net investment income/(loss).........................        (22,935)        145,694          1,454
                                                        ------------    ------------      ---------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....        (774,308)       (347,717)       (56,949)
 Realized gain distributions.........................             --          52,814         19,642
                                                        ------------    ------------      ---------
Realized gain/(loss).................................       (774,308)       (294,903)       (37,307)
                                                        ------------    ------------      ---------
Change in unrealized appreciation/(depreciation)          (4,921,147)     (2,777,307)       (31,306)
                                                        ------------    ------------      ---------
Net increase/(decrease) in net assets
 resulting from operations...........................   $ (5,718,390)   $ (2,926,516)     $ (67,159)
                                                        ============    ============      =========

                                                                                                                     Franklin
                                                         Fidelity VIP       Fidelity VIP          Franklin       Rising Dividends
                                                        Contrafund(R)    Growth and Income   Income Securities      Securities
                                                      ----------------- ------------------- ------------------- -----------------
Income:
 Dividend income.....................................   $     361,703       $    7,209         $    491,655        $    9,467
Expenses:
Mortality and expense risk charges...................        (112,561)              --              (20,838)           (1,827)
                                                        -------------       ----------         ------------        ----------
Net investment income/(loss).........................         249,142            7,209              470,817             7,640
                                                        -------------       ----------         ------------        ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....       (3,266,159)        (385,926)            (795,745)           (2,618)
 Realized gain distributions.........................       1,185,662          167,639              205,614             4,087
                                                        -------------       ----------         ------------        ----------
Realized gain/(loss).................................      (2,080,497)        (218,287)            (590,131)            1,469
                                                        -------------       ----------         ------------        ----------
Change in unrealized appreciation/(depreciation)          (18,683,437)        (446,330)          (2,786,244)         (171,332)
                                                        -------------       ----------         ------------        ----------
Net increase/(decrease) in net assets
 resulting from operations...........................   $ (20,514,792)      $ (657,408)        $ (2,905,558)       $ (162,223)
                                                        =============       ==========         ============        ==========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                       Franklin
                                                     Zero Coupon   Janus Aspen Series   Janus Aspen Series
                                                         2010           Balanced               Forty
                                                    ------------- -------------------- --------------------
Income:
 Dividend income...................................    $5,431         $    222,005        $       4,900
Expenses:
Mortality and expense risk charges.................      (440)             (34,126)             (69,726)
                                                       ------         ------------        -------------
Net investment income/(loss).......................     4,991              187,879              (64,826)
                                                       ------         ------------        -------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..        262              385,714            1,831,088
 Realized gain distributions.......................        --              587,925               22,762
                                                       ------         ------------        -------------
Realized gain/(loss)...............................       262              973,639            1,853,850
                                                       ------         ------------        -------------
Change in unrealized appreciation/(depreciation)        2,656           (2,601,086)         (13,683,216)
                                                       ------         ------------        -------------
Net increase/(decrease) in net assets
 resulting from operations.........................    $7,909         $ (1,439,568)       $ (11,894,192)
                                                       ======         ============        =============

                                                     Janus Aspen Series                                           Janus Aspen Series
                                                        International    Janus Aspen Series   Janus Aspen Series       Worldwide
                                                           Growth          Mid Cap Growth        Mid Cap Value          Growth
                                                    -------------------  ------------------   ------------------  -----------------
Income:
 Dividend income...................................     $    122,157        $     36,612          $    7,397         $     62,259
Expenses:
Mortality and expense risk charges.................          (17,643)            (46,586)                 --              (55,764)
                                                        ------------        ------------          ----------         ------------
Net investment income/(loss).......................          104,514              (9,974)              7,397                6,495
                                                        ------------        ------------          ----------         ------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..           933,178             882,102            (170,194)             478,738
 Realized gain distributions.......................        1,675,701             850,725             303,010               91,198
                                                        ------------        ------------          ----------         ------------
Realized gain/(loss)...............................        2,608,879           1,732,827             132,816              569,936
                                                        ------------        ------------          ----------         ------------
Change in unrealized appreciation/(depreciation)          (9,546,844)         (9,394,212)           (794,424)          (7,683,992)
                                                        ------------        ------------          ----------         ------------
Net increase/(decrease) in net assets
 resulting from operations.........................     $ (6,833,451)       $ (7,671,359)         $ (654,211)        $ (7,107,561)
                                                        ============        ============          ==========         ============


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                          Multimanager
                                                            MFS(R)         Aggressive   Multimanager
                                                       Utilities Series      Equity       Core Bond
                                                      ------------------ ------------- --------------
Income:
 Dividend income.....................................    $     30,449      $     342    $   460,255
Expenses:
Mortality and expense risk charges...................          (4,714)            --             --
                                                         ------------      ---------    -----------
Net investment income/(loss).........................          25,735            342        460,255
                                                         ------------      ---------    -----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....         (189,724)        (7,354)       (53,012)
 Realized gain distributions.........................         315,200             --        262,938
                                                         ------------      ---------    -----------
Realized gain/(loss).................................         125,476         (7,354)       209,926
                                                         ------------      ---------    -----------
Change in unrealized appreciation/(depreciation)           (1,160,790)       (38,664)      (502,699)
                                                         ------------      ---------    -----------
Net increase/(decrease) in net assets
 resulting from operations...........................    $ (1,009,579)     $ (45,676)   $   167,482
                                                         ============      =========    ===========

                                                                                      Multimanager   Multimanager
                                                       Multimanager   Multimanager   International     Large Cap
                                                        Health Care    High Yield        Equity       Core Equity
                                                      -------------- -------------- --------------- --------------
Income:
 Dividend income.....................................   $      --      $  207,996     $    8,809      $     417
Expenses:
Mortality and expense risk charges...................          --          (4,801)            --             --
                                                        ---------      ----------     ----------      ---------
Net investment income/(loss).........................          --         203,195          8,809            417
                                                        ---------      ----------     ----------      ---------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....      (10,010)        (68,009)        (2,472)        (5,806)
 Realized gain distributions.........................       2,094              --          7,329            136
                                                        ---------      ----------     ----------      ---------
Realized gain/(loss).................................      (7,916)        (68,009)         4,857         (5,670)
                                                        ---------      ----------     ----------      ---------
Change in unrealized appreciation/(depreciation)          (46,570)       (652,391)      (238,277)       (22,870)
                                                        ---------      ----------     ----------      ---------
Net increase/(decrease) in net assets
 resulting from operations...........................   $ (54,486)     $ (517,205)    $ (224,611)     $ (28,123)
                                                        =========      ==========     ==========      =========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                       Multimanager   Multimanager    Multimanager
                                                        Large Cap       Large Cap        Mid Cap
                                                          Growth          Value          Growth
                                                      ------------- ---------------- --------------
Income:
 Dividend income.....................................  $       --     $    112,277     $      --
Expenses:
Mortality and expense risk charges...................          --               --            --
                                                       ----------     ------------     ---------
Net investment income/(loss).........................          --          112,277            --
                                                       ----------     ------------     ---------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....       (7,119)        (265,378)      (13,344)
 Realized gain distributions.........................          35           17,622         1,749
                                                       ----------     ------------     ---------
Realized gain/(loss).................................      (7,084)        (247,756)      (11,595)
                                                       ----------     ------------     ---------
Change in unrealized appreciation/(depreciation)         (111,041)      (2,433,139)      (74,724)
                                                       ----------     ------------     ---------
Net increase/(decrease) in net assets
 resulting from operations...........................  $ (118,125)    $ (2,568,618)    $ (86,319)
                                                       ==========     ============     =========

                                                       Multimanager    Multimanager    Multimanager
                                                          Mid Cap        Small Cap       Small Cap    Multimanager
                                                           Value          Growth           Value       Technology
                                                      -------------- ---------------- -------------- -------------
Income:
 Dividend income.....................................   $   1,649      $         --     $     407     $       --
Expenses:
Mortality and expense risk charges...................          --           (43,830)           --             --
                                                        ---------      ------------     ---------     ----------
Net investment income/(loss).........................       1,649           (43,830)          407             --
                                                        ---------      ------------     ---------     ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....      (13,540)         (204,430)       (2,286)            59
 Realized gain distributions.........................       3,164            52,440           570             --
                                                        ---------      ------------     ---------     ----------
Realized gain/(loss).................................     (10,376)         (151,990)       (1,716)            59
                                                        ---------      ------------     ---------     ----------
Change in unrealized appreciation/(depreciation)          (87,902)       (6,825,859)      (55,598)      (171,240)
                                                        ---------      ------------     ---------     ----------
Net increase/(decrease) in net assets
 resulting from operations...........................   $ (96,629)     $ (7,021,679)    $ (56,907)    $ (171,181)
                                                        =========      ============     =========     ==========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                                                    The Universal
                                                       Oppenheimer                     PIMCO        Institutional
                                                          Global        PIMCO        StocksPLUS      Funds, Inc.
                                                        Securities   Global Bond     Growth and        Emerging
                                                         Fund/VA      (Unhedged)       Income        Markets Debt
                                                      ------------- ------------- ---------------  ---------------
Income:
 Dividend income.....................................  $   21,969    $  102,666    $    279,319      $   33,437
Expenses:
Mortality and expense risk charges...................      (6,036)      (10,660)        (13,584)             --
                                                       ----------    ----------    ------------      ----------
Net investment income/(loss).........................      15,933        92,006         265,735          33,437
                                                       ----------    ----------    ------------      ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....      (42,667)      (22,099)         11,750          (8,734)
 Realized gain distributions.........................     117,799            --              --          19,299
                                                       ----------    ----------    ------------      ----------
Realized gain/(loss).................................      75,132       (22,099)         11,750          10,565
                                                       ----------    ----------    ------------      ----------
Change in unrealized appreciation/(depreciation)         (953,106)     (132,550)     (2,295,774)       (111,366)
                                                       ----------    ----------    ------------      ----------
Net increase/(decrease) in net assets
 resulting from operations...........................  $ (862,041)   $  (62,643)   $ (2,018,289)     $  (67,364)
                                                       ==========    ==========    ============      ==========


                                                       The Universal
                                                       Institutional                  Van Eck
                                                        Funds, Inc.     Van Eck      Worldwide        Van Eck
                                                           Global      Worldwide      Emerging       Worldwide
                                                        Value Equity      Bond        Markets       Hard Assets
                                                      --------------- ----------- --------------- --------------
Income:
 Dividend income.....................................   $   40,682     $   5,235   $         --     $    3,206
Expenses:
Mortality and expense risk charges...................       (1,916)           --             --             --
                                                        ----------     ---------   ------------     ----------
Net investment income/(loss).........................       38,766         5,235             --          3,206
                                                        ----------     ---------   ------------     ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares....      (356,220)        4,644     (2,918,831)      (178,568)
 Realized gain distributions.........................      459,773            --      2,031,209        175,531
                                                        ----------     ---------   ------------     ----------
Realized gain/(loss).................................      103,553         4,644       (887,622)        (3,037)
                                                        ----------     ---------   ------------     ----------
Change in unrealized appreciation/(depreciation)          (861,709)       (9,553)    (2,697,062)      (483,238)
                                                        ----------     ---------   ------------     ----------
Net increase/(decrease) in net assets
 resulting from operations...........................   $ (719,390)    $     326   $ (3,584,684)    $ (483,069)
                                                        ==========     =========   ============     ==========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                        AIM V.I.
                                                                   Financial Services
                                                               ---------------------------
                                                                    2008          2007
                                                               ------------- -------------
From operations:
 Net investment income (loss).................................  $     5,023   $     5,019
 Net realized gain (loss).....................................      (26,509)       41,551
 Net change in unrealized appreciation (depreciation).........     (153,423)     (130,782)
                                                                -----------   -----------
 Net increase/(decrease) in net assets from operations........     (174,909)      (84,212)
                                                                -----------   -----------
Contract transactions:
 Payments received from contract owners.......................       54,627        62,039
 Transfers between subaccounts, net...........................      (24,029)         (144)
 Transfers for contract benefits and terminations.............      (30,552)      (47,402)
                                                                -----------   -----------
Net increase/(decrease) from contract transactions............           46        14,493
                                                                -----------   -----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           --            --
Net increase (decrease) in net assets.........................     (174,863)      (69,719)
Net assets beginning of period................................      295,216       364,935
                                                                -----------   -----------
Net assets end of period......................................  $   120,353   $   295,216
                                                                ===========   ===========
 Units issued during the period...............................        8,294         5,629
 Units redeemed during the period.............................       (8,084)       (4,587)
                                                                -----------   -----------
 Net units issued (redeemed) during the period................          210         1,042
                                                                ===========   ===========

                                                                        AIM V.I.                   AIM V.I.
                                                                   Global Health Care             Technology
                                                               -------------------------- --------------------------
                                                                    2008         2007          2008         2007
                                                               ------------- ------------ ------------- ------------
From operations:
 Net investment income (loss).................................  $    (2,085)  $  (2,751)   $      (378)  $    (668)
 Net realized gain (loss).....................................      137,626      44,713        (11,140)      8,482
 Net change in unrealized appreciation (depreciation).........     (369,896)     41,553        (69,064)      4,752
                                                                -----------   ---------    -----------   ---------
 Net increase/(decrease) in net assets from operations........     (234,355)     83,515        (80,582)     12,566
                                                                -----------   ---------    -----------   ---------
Contract transactions:
 Payments received from contract owners.......................       86,003     104,886         23,223      31,747
 Transfers between subaccounts, net...........................      (43,545)    (34,272)       (43,227)      1,823
 Transfers for contract benefits and terminations.............     (112,181)    (69,093)       (24,003)    (21,201)
                                                                -----------   ---------    -----------   ---------
Net increase/(decrease) from contract transactions............      (69,723)      1,521        (44,007)     12,369
                                                                -----------   ---------    -----------   ---------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           --          --             50          --
Net increase (decrease) in net assets.........................     (304,078)     85,036       (124,539)     24,935
Net assets beginning of period................................      809,821     724,785        199,573     174,638
                                                                -----------   ---------    -----------   ---------
Net assets end of period......................................  $   505,743   $ 809,821    $    75,034   $ 199,573
                                                                ===========   =========    ===========   =========
 Units issued during the period...............................       11,611       9,782          2,846       3,915
 Units redeemed during the period.............................      (18,422)     (9,640)        (7,671)     (2,960)
                                                                -----------   ---------    -----------   ---------
 Net units issued (redeemed) during the period................       (6,811)        142         (4,825)        955
                                                                ===========   =========    ===========   =========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                           All Asset
                                                                          Allocation
                                                               ---------------------------------
                                                                     2008             2007
                                                               ---------------- ----------------
From operations:
 Net investment income (loss).................................  $    1,203,370   $    2,798,170
 Net realized gain (loss).....................................      (2,322,299)      (2,216,908)
 Net change in unrealized appreciation (depreciation).........     (26,555,946)       3,169,348
                                                                --------------   --------------
 Net increase/(decrease) in net assets from operations........     (27,674,875)       3,750,610
                                                                --------------   --------------
Contract transactions:
 Payments received from contract owners.......................       9,779,584       10,934,214
 Transfers between subaccounts, net...........................      (3,575,530)      (4,543,574)
 Transfers for contract benefits and terminations.............     (12,917,048)     (14,491,760)
                                                                --------------   --------------
Net increase/(decrease) from contract transactions............      (6,712,994)      (8,101,120)
                                                                --------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................          (1,328)           1,328
Net increase (decrease) in net assets.........................     (34,389,197)      (4,349,182)
Net assets beginning of period................................      94,409,785       98,758,967
                                                                --------------   --------------
Net assets end of period......................................  $   60,020,588   $   94,409,785
                                                                ==============   ==============
 Units issued during the period...............................         602,380          587,222
 Units redeemed during the period.............................        (939,250)        (941,066)
                                                                --------------   --------------
 Net units issued (redeemed) during the period................        (336,870)        (353,844)
                                                                ==============   ==============

                                                                       AXA Aggressive             AXA Conservative
                                                                         Allocation                  Allocation
                                                               ------------------------------ ------------------------
                                                                     2008           2007          2008         2007
                                                               --------------- -------------- ------------ -----------
From operations:
 Net investment income (loss).................................  $     129,494    $   92,729    $  28,501    $   4,619
 Net realized gain (loss).....................................        300,135       114,567         (354)       1,917
 Net change in unrealized appreciation (depreciation).........     (3,502,794)     (185,381)     (64,718)      (2,873)
                                                                -------------    ----------    ---------    ---------
 Net increase/(decrease) in net assets from operations........     (3,073,165)       21,915      (36,571)       3,663
                                                                -------------    ----------    ---------    ---------
Contract transactions:
 Payments received from contract owners.......................      5,622,036     3,331,982      370,904       89,381
 Transfers between subaccounts, net...........................      1,232,561     1,152,771      426,552       52,285
 Transfers for contract benefits and terminations.............     (1,272,815)     (515,387)     (60,528)     (10,660)
                                                                -------------    ----------    ---------    ---------
Net increase/(decrease) from contract transactions............      5,581,782     3,969,366      736,928      131,006
                                                                -------------    ----------    ---------    ---------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             --            --       10,000           --
Net increase (decrease) in net assets.........................      2,508,617     3,991,281      710,357      134,669
Net assets beginning of period................................      4,233,130       241,849      135,456          787
                                                                -------------    ----------    ---------    ---------
Net assets end of period......................................  $   6,741,747    $4,233,130    $ 845,813    $ 135,456
                                                                =============    ==========    =========    =========
 Units issued during the period...............................         79,482        48,963       49,344        1,364
 Units redeemed during the period.............................        (17,208)       (2,692)     (19,634)        (120)
                                                                -------------    ----------    ---------    ---------
 Net units issued (redeemed) during the period................         62,274        46,271       29,710        1,244
                                                                =============    ==========    =========    =========


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    AXA Conservative-               AXA Moderate
                                                                     Plus Allocation                 Allocation
                                                               --------------------------- ------------------------------
                                                                    2008          2007           2008           2007
                                                               -------------- ------------ --------------- --------------
From operations:
 Net investment income (loss).................................   $   56,264    $  19,525    $     381,100    $  128,837
 Net realized gain (loss).....................................       (6,294)      10,896          270,289        52,511
 Net change in unrealized appreciation (depreciation).........     (321,777)     (20,354)      (2,800,047)     (110,690)
                                                                 ----------    ---------    -------------    ----------
 Net increase/(decrease) in net assets from operations........     (271,807)      10,067       (2,148,658)       70,658
                                                                 ----------    ---------    -------------    ----------
Contract transactions:
 Payments received from contract owners.......................    1,128,405      397,758        5,696,686     3,098,898
 Transfers between subaccounts, net...........................      351,811      271,316        2,651,502     1,385,846
 Transfers for contract benefits and terminations.............     (275,460)     (52,549)      (1,303,949)     (382,215)
                                                                 ----------    ---------    -------------    ----------
Net increase/(decrease) from contract transactions............    1,204,756      616,525        7,044,239     4,102,529
                                                                 ----------    ---------    -------------    ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           50           --               50            --
Net increase (decrease) in net assets.........................      932,999      626,592        4,895,631     4,173,187
Net assets beginning of period................................      633,433        6,841        4,416,704       243,517
                                                                 ----------    ---------    -------------    ----------
Net assets end of period......................................   $1,566,432    $ 633,433    $   9,312,335    $4,416,704
                                                                 ==========    =========    =============    ==========
 Units issued during the period...............................       47,761       17,887          199,091        75,533
 Units redeemed during the period.............................      (27,383)      (5,448)         (20,688)       (2,639)
                                                                 ----------    ---------    -------------    ----------
 Net units issued (redeemed) during the period................       20,378       12,439          178,403        72,894
                                                                 ==========    =========    =============    ==========



                                                                        AXA Moderate-
                                                                       Plus Allocation
                                                               -------------------------------
                                                                     2008            2007
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $    611,605    $    342,214
 Net realized gain (loss).....................................     1,039,061         293,495
 Net change in unrealized appreciation (depreciation).........    (9,572,149)       (396,911)
                                                                ------------    ------------
 Net increase/(decrease) in net assets from operations........    (7,921,483)        238,798
                                                                ------------    ------------
Contract transactions:
 Payments received from contract owners.......................    16,862,155       9,933,632
 Transfers between subaccounts, net...........................     4,407,623       3,595,517
 Transfers for contract benefits and terminations.............    (3,398,674)     (1,229,950)
                                                                ------------    ------------
Net increase/(decrease) from contract transactions............    17,871,104      12,299,199
                                                                ------------    ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................          (645)            645
Net increase (decrease) in net assets.........................     9,948,976      12,538,642
Net assets beginning of period................................    13,148,659         610,017
                                                                ------------    ------------
Net assets end of period......................................  $ 23,097,635    $ 13,148,659
                                                                ============    ============
 Units issued during the period...............................       339,824         179,622
 Units redeemed during the period.............................       (37,549)         (6,956)
                                                                ------------    ------------
 Net units issued (redeemed) during the period................       302,275         172,666
                                                                ============    ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                         Dreyfus Stock
                                                                       Index Fund, Inc.
                                                               ---------------------------------
                                                                     2008             2007
                                                               ---------------- ----------------
From operations:
 Net investment income (loss).................................  $      893,379   $      900,490
 Net realized gain (loss).....................................       2,605,269        6,575,922
 Net change in unrealized appreciation (depreciation).........     (24,187,373)      (3,554,649)
                                                                --------------   --------------
 Net increase/(decrease) in net assets from operations........     (20,688,725)       3,921,763
                                                                --------------   --------------
Contract transactions:
 Payments received from contract owners.......................       2,749,858        3,480,414
 Transfers between subaccounts, net...........................      (8,296,303)      (5,140,278)
 Transfers for contract benefits and terminations.............      (6,857,150)     (14,631,043)
                                                                --------------   --------------
Net increase/(decrease) from contract transactions............     (12,403,595)     (16,290,907)
                                                                --------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................          49,901               99
Net increase (decrease) in net assets.........................     (33,042,419)     (12,369,045)
Net assets beginning of period................................      64,956,170       77,325,215
                                                                --------------   --------------
Net assets end of period......................................  $   31,913,751   $   64,956,170
                                                                ==============   ==============
 Units issued during the period...............................         389,297          512,648
 Units redeemed during the period.............................      (1,233,177)      (1,444,017)
                                                                --------------   --------------
 Net units issued (redeemed) during the period................        (843,880)        (931,369)
                                                                ==============   ==============



                                                                                                EQ/AllianceBernstein
                                                                   EQ/AllianceBernstein             Intermediate
                                                                       Common Stock            Government Securities
                                                               ----------------------------- --------------------------
                                                                    2008         2007 (d)        2008        2007 (y)
                                                               -------------- -------------- ------------ -------------
From operations:
 Net investment income (loss).................................   $   29,464     $   11,741    $   7,000     $ 2,481
 Net realized gain (loss).....................................      (16,285)        16,542          104          17
 Net change in unrealized appreciation (depreciation).........     (727,363)       (23,744)        (493)       (895)
                                                                 ----------     ----------    ---------     -------
 Net increase/(decrease) in net assets from operations........     (714,184)         4,539        6,611       1,603
                                                                 ----------     ----------    ---------     -------
Contract transactions:
 Payments received from contract owners.......................    1,058,123        669,873      141,628      43,688
 Transfers between subaccounts, net...........................       (4,853)       583,439       41,738      28,141
 Transfers for contract benefits and terminations.............     (288,529)      (105,238)     (20,951)     (2,319)
                                                                 ----------     ----------    ---------     -------
Net increase/(decrease) from contract transactions............      764,741      1,148,074      162,415      69,510
                                                                 ----------     ----------    ---------     -------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           --             --      (17,389)     15,972
Net increase (decrease) in net assets.........................       50,557      1,152,613      151,637      87,085
Net assets beginning of period................................    1,198,650         46,037       87,085          --
                                                                 ----------     ----------    ---------     -------
Net assets end of period......................................   $1,249,207     $1,198,650    $ 238,722     $87,085
                                                                 ==========     ==========    =========     =======
 Units issued during the period...............................       13,320         35,167        1,563         623
 Units redeemed during the period.............................      (11,935)        (5,447)        (243)         (9)
                                                                 ----------     ----------    ---------     ----------
 Net units issued (redeemed) during the period................        1,385         29,720        1,320         614
                                                                 ==========     ==========    =========     =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    EQ/AllianceBernstein
                                                                        International
                                                               -------------------------------
                                                                     2008            2007
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $     162,092   $      32,659
 Net realized gain (loss).....................................       (368,336)      1,471,514
 Net change in unrealized appreciation (depreciation).........     (3,153,593)     (1,024,527)
                                                                -------------   -------------
 Net increase/(decrease) in net assets from operations........     (3,359,837)        479,646
                                                                -------------   -------------
Contract transactions:
 Payments received from contract owners.......................        917,779         763,598
 Transfers between subaccounts, net...........................      2,902,518        (650,633)
 Transfers for contract benefits and terminations.............       (890,830)     (3,171,362)
                                                                -------------   -------------
Net increase/(decrease) from contract transactions............      2,929,467      (3,058,397)
                                                                -------------   -------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             50              --
Net increase (decrease) in net assets.........................       (430,320)     (2,578,751)
Net assets beginning of period................................      3,947,153       6,525,904
                                                                -------------   -------------
Net assets end of period......................................  $   3,516,833   $   3,947,153
                                                                =============   =============
 Units issued during the period...............................        199,110          74,725
 Units redeemed during the period.............................        (83,678)       (312,897)
                                                                -------------   -------------
 Net units issued (redeemed) during the period................        115,432        (238,172)
                                                                =============   =============



                                                                  EQ/AllianceBernstein             EQ/Ariel
                                                                    Small Cap Growth           Appreciation II
                                                               -------------------------- --------------------------
                                                                    2008       2007 (e)       2008          2007
                                                               ------------- ------------ ------------ -------------
From operations:
 Net investment income (loss).................................  $    (1,817)  $  (1,061)   $      360    $    66
 Net realized gain (loss).....................................     (129,976)    142,885          (130)       103
 Net change in unrealized appreciation (depreciation).........     (457,408)    (90,207)      (14,831)    (1,338)
                                                                -----------   ---------    ----------    -------
 Net increase/(decrease) in net assets from operations........     (589,201)     51,617       (14,601)    (1,169)
                                                                -----------   ---------    ----------    -------
Contract transactions:
 Payments received from contract owners.......................      519,763     186,074        34,584     17,428
 Transfers between subaccounts, net...........................      215,187     775,157         7,182      3,623
 Transfers for contract benefits and terminations.............     (357,408)    (44,109)       (8,155)    (3,230)
                                                                -----------   ---------    ----------    -------
Net increase/(decrease) from contract transactions............      377,542     917,122        33,611     17,821
                                                                -----------   ---------    ----------    -------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           --           1            --         --
Net increase (decrease) in net assets.........................     (211,659)    968,740        19,010     16,652
Net assets beginning of period................................      977,432       8,692        16,890        238
                                                                -----------   ---------    ----------    -------
Net assets end of period......................................  $   765,773   $ 977,432    $   35,900    $16,890
                                                                ===========   =========    ==========    =======
 Units issued during the period...............................       35,564      63,751           378        149
 Units redeemed during the period.............................      (36,895)     (8,336)          (15)        (3)
                                                                -----------   ---------    ----------    ----------
 Net units issued (redeemed) during the period................       (1,331)     55,415           363        146
                                                                ===========   =========    ==========    =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                   EQ/AXA Rosenberg              EQ/BlackRock
                                                                Value Long/Short Equity       Basic Value Equity
                                                               ------------------------- -----------------------------
                                                                   2008       2007 (y)        2008         2007 (l)
                                                               ----------- ------------- -------------- --------------
From operations:
 Net investment income (loss).................................  $     47      $  120       $   22,308     $   12,787
 Net realized gain (loss).....................................      (204)         (6)         (33,050)        91,750
 Net change in unrealized appreciation (depreciation).........    (1,423)         55         (540,207)      (111,525)
                                                                --------      --------     ----------     ----------
 Net increase/(decrease) in net assets from operations........    (1,580)        169         (550,949)        (6,988)
                                                                --------      --------     ----------     ----------
Contract transactions:
 Payments received from contract owners.......................    24,122      15,742          597,717        322,140
 Transfers between subaccounts, net...........................     3,952       1,678          101,532        908,112
 Transfers for contract benefits and terminations.............    (5,108)       (643)        (209,151)       (48,904)
                                                                --------      --------     ----------     ----------
Net increase/(decrease) from contract transactions............    22,966      16,777          490,098      1,181,348
                                                                --------      --------     ----------     ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................        --          --             (155)           155
Net increase (decrease) in net assets.........................    21,386      16,946          (61,006)     1,174,515
Net assets beginning of period................................    16,946          --        1,188,209         13,694
                                                                --------      --------     ----------     ----------
Net assets end of period......................................  $ 38,332      $16,946      $1,127,203     $1,188,209
                                                                ========      ========     ==========     ==========
 Units issued during the period...............................       352         264           19,389         58,166
 Units redeemed during the period.............................      (142)       (113)         (11,886)        (1,484)
                                                                --------      --------     ----------     ----------
 Net units issued (redeemed) during the period................       210         151            7,503         56,682
                                                                ========      ========     ==========     ==========

                                                                        EQ/BlackRock
                                                                     International Value
                                                               -------------------------------
                                                                     2008            2007
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $     179,075    $   223,097
 Net realized gain (loss).....................................        (36,795)     1,626,967
 Net change in unrealized appreciation (depreciation).........     (4,616,700)      (704,927)
                                                                -------------    -----------
 Net increase/(decrease) in net assets from operations........     (4,474,420)     1,145,137
                                                                -------------    -----------
Contract transactions:
 Payments received from contract owners.......................        530,583        531,583
 Transfers between subaccounts, net...........................     (2,068,110)      (290,330)
 Transfers for contract benefits and terminations.............     (1,062,063)      (469,104)
                                                                -------------    -----------
Net increase/(decrease) from contract transactions............     (2,599,590)      (227,851)
                                                                -------------    -----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           (474)           474
Net increase (decrease) in net assets.........................     (7,074,484)       917,760
Net assets beginning of period................................     12,274,748     11,356,988
                                                                -------------    -----------
Net assets end of period......................................  $   5,200,264    $12,274,748
                                                                =============    ===========
 Units issued during the period...............................         55,619         40,716
 Units redeemed during the period.............................       (242,046)       (80,101)
                                                                -------------    -----------
 Net units issued (redeemed) during the period................       (186,427)       (39,385)
                                                                =============    ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                        EQ/Bond Index
                                                               -------------------------------
                                                                     2008            2007
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $    611,545    $     223,211
 Net realized gain (loss).....................................      (117,473)        (265,251)
 Net change in unrealized appreciation (depreciation).........       143,298          408,044
                                                                ------------    -------------
 Net increase/(decrease) in net assets from operations........       637,370          366,004
                                                                ------------    -------------
Contract transactions:
 Payments received from contract owners.......................       464,459          666,387
 Transfers between subaccounts, net...........................    10,632,641         (750,309)
 Transfers for contract benefits and terminations.............    (1,998,833)      (2,080,263)
                                                                ------------    -------------
Net increase/(decrease) from contract transactions............     9,098,267       (2,164,185)
                                                                ------------    -------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           (53)              53
Net increase (decrease) in net assets.........................     9,735,584       (1,798,128)
Net assets beginning of period................................     4,990,475        6,788,603
                                                                ------------    -------------
Net assets end of period......................................  $ 14,726,059    $   4,990,475
                                                                ============    =============
 Units issued during the period...............................       703,132           74,579
 Units redeemed during the period.............................      (145,080)        (212,524)
                                                                ------------    -------------
 Net units issued (redeemed) during the period................       558,052         (137,945)
                                                                ============    =============



                                                                      EQ/Boston Advisors                 EQ/Calvert
                                                                        Equity Income               Socially Responsible
                                                               -------------------------------- -----------------------------
                                                                     2008           2007 (m)         2008           2007
                                                               ---------------- --------------- -------------- --------------
From operations:
 Net investment income (loss).................................  $      498,856   $    677,634     $    1,183     $    1,098
 Net realized gain (loss).....................................        (444,564)     3,093,525         55,466        185,665
 Net change in unrealized appreciation (depreciation).........      (9,717,970)    (3,435,956)      (986,261)        34,014
                                                                --------------   ------------     ----------     ----------
 Net increase/(decrease) in net assets from operations........      (9,663,678)       335,203       (929,612)       220,777
                                                                --------------   ------------     ----------     ----------
Contract transactions:
 Payments received from contract owners.......................       2,063,060      1,567,971        285,303        311,854
 Transfers between subaccounts, net...........................      (6,279,233)    24,636,218        (80,319)       (57,612)
 Transfers for contract benefits and terminations.............      (5,652,254)    (2,245,095)      (273,273)      (233,289)
                                                                --------------   ------------     ----------     ----------
Net increase/(decrease) from contract transactions............      (9,868,427)    23,959,094        (68,289)        20,953
                                                                --------------   ------------     ----------     ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................          74,873            127              5             10
Net increase (decrease) in net assets.........................     (19,457,232)    24,294,424       (997,896)       241,740
Net assets beginning of period................................      36,558,793     12,264,369      2,110,967      1,869,227
                                                                --------------   ------------     ----------     ----------
Net assets end of period......................................  $   17,101,561   $ 36,558,793     $1,113,071     $2,110,967
                                                                ==============   ============     ==========     ==========
 Units issued during the period...............................         213,122      1,442,513         41,777         38,058
 Units redeemed during the period.............................        (831,060)      (211,800)       (49,701)       (37,385)
                                                                --------------   ------------     ----------     ----------
 Net units issued (redeemed) during the period................        (617,938)     1,230,713         (7,924)           673
                                                                ==============   ============     ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    EQ/Capital Guardian              EQ/Capital Guardian
                                                                           Growth                          Research
                                                               ------------------------------ ----------------------------------
                                                                     2008         2007 (n)          2008       2007 (b) (o) (p)
                                                               --------------- -------------- --------------- ------------------
From operations:
 Net investment income (loss).................................  $       2,292    $   (2,325)   $      27,826      $   49,341
 Net realized gain (loss).....................................        584,682        25,922            5,551          73,581
 Net change in unrealized appreciation (depreciation).........     (1,457,340)     (207,035)      (1,906,227)       (127,575)
                                                                -------------    ----------    -------------      ----------
 Net increase/(decrease) in net assets from operations........       (870,366)     (183,438)      (1,872,850)         (4,653)
                                                                -------------    ----------    -------------      ----------
Contract transactions:
 Payments received from contract owners.......................        244,082        49,247          441,975         313,930
 Transfers between subaccounts, net...........................     (6,129,300)    7,993,487         (337,009)      3,072,999
 Transfers for contract benefits and terminations.............       (704,365)     (115,738)        (769,649)       (286,276)
                                                                -------------    ----------    -------------      ----------
Net increase/(decrease) from contract transactions............     (6,589,583)    7,926,996         (664,683)      3,100,653
                                                                -------------    ----------    -------------      ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             --            --          110,000              --
Net increase (decrease) in net assets.........................     (7,459,949)    7,743,558       (2,427,533)      3,096,000
Net assets beginning of period................................      7,763,044        19,486        5,193,678       2,097,678
                                                                -------------    ----------    -------------      ----------
Net assets end of period......................................  $     303,095    $7,763,044    $   2,766,145      $5,193,678
                                                                =============    ==========    =============      ==========
 Units issued during the period...............................         25,386       589,017           74,419         309,396
 Units redeemed during the period.............................       (579,635)       (9,108)        (145,510)        (51,438)
                                                                -------------    ----------    -------------      ----------
 Net units issued (redeemed) during the period................       (554,249)      579,909          (71,091)        257,958
                                                                =============    ==========    =============      ==========



                                                                      EQ/Caywood-Scholl
                                                                       High Yield Bond
                                                               -------------------------------
                                                                     2008            2007
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $     731,994   $    700,595
 Net realized gain (loss).....................................        (11,516)       112,488
 Net change in unrealized appreciation (depreciation).........     (2,792,508)      (557,133)
                                                                -------------   ------------
 Net increase/(decrease) in net assets from operations........     (2,072,030)       255,950
                                                                -------------   ------------
Contract transactions:
 Payments received from contract owners.......................      1,161,412      1,233,337
 Transfers between subaccounts, net...........................       (627,203)      (432,340)
 Transfers for contract benefits and terminations.............     (1,639,084)    (1,875,768)
                                                                -------------   ------------
Net increase/(decrease) from contract transactions............     (1,104,875)    (1,074,771)
                                                                -------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             50             --
Net increase (decrease) in net assets.........................     (3,176,855)      (818,821)
Net assets beginning of period................................     11,509,766     12,328,587
                                                                -------------   ------------
Net assets end of period......................................  $   8,332,911   $ 11,509,766
                                                                =============   ============
 Units issued during the period...............................         76,198        104,387
 Units redeemed during the period.............................       (142,700)      (164,230)
                                                                -------------   ------------
 Net units issued (redeemed) during the period................        (66,502)       (59,843)
                                                                =============   ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/Equity 500 Index
                                                              ---------------------------
                                                                   2008          2007
                                                              -------------- ------------
From operations:
 Net investment income (loss)................................   $   33,210    $  11,895
 Net realized gain (loss)....................................       (2,966)      28,857
 Net change in unrealized appreciation (depreciation)........     (688,591)     (37,870)
                                                                ----------    ---------
 Net increase/(decrease) in net assets from operations.......     (658,347)       2,882
                                                                ----------    ---------
Contract transactions:
 Payments received from contract owners......................    1,057,132      566,742
 Transfers between subaccounts, net..........................      333,369      397,939
 Transfers for contract benefits and terminations............     (206,688)     (71,766)
                                                                ----------    ---------
Net increase/(decrease) from contract transactions...........    1,183,813      892,915
                                                                ----------    ---------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L...............................           --           --
Net increase (decrease) in net assets........................      525,466      895,797
Net assets beginning of period...............................      911,774       15,977
                                                                ----------    ---------
Net assets end of period.....................................   $1,437,240    $ 911,774
                                                                ==========    =========
 Units issued during the period..............................       12,688        8,245
 Units redeemed during the period............................         (820)        (740)
                                                                ----------    ---------
 Net units issued (redeemed) during the period...............       11,868        7,505
                                                                ==========    =========



                                                                    EQ/Evergreen             EQ/Evergreen
                                                                 International Bond             Omega
                                                              ------------------------ ------------------------
                                                                  2008         2007        2008         2007
                                                              ------------ ----------- ------------ -----------
From operations:
 Net investment income (loss)................................  $  81,750    $  1,939    $      309   $     --
 Net realized gain (loss)....................................       (516)        139        (2,196)       925
 Net change in unrealized appreciation (depreciation)........    (69,284)      2,947       (10,889)    (1,026)
                                                               ---------    --------    ----------   --------
 Net increase/(decrease) in net assets from operations.......     11,950       5,025       (12,776)      (101)
                                                               ---------    --------    ----------   --------
Contract transactions:
 Payments received from contract owners......................    292,995      70,363        44,238     20,078
 Transfers between subaccounts, net..........................    147,290      19,718         3,471      7,381
 Transfers for contract benefits and terminations............    (54,796)     (8,916)       (9,303)    (1,726)
                                                               ---------    --------    ----------   --------
Net increase/(decrease) from contract transactions...........    385,489      81,165        38,406     25,733
                                                               ---------    --------    ----------   --------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L...............................         --          --            --         --
Net increase (decrease) in net assets........................    397,439      86,190        25,630     25,632
Net assets beginning of period...............................     95,918       9,728        25,769        137
                                                               ---------    --------    ----------   --------
Net assets end of period.....................................  $ 493,357    $ 95,918    $   51,399   $ 25,769
                                                               =========    ========    ==========   ========
 Units issued during the period..............................      4,449         791           568        247
 Units redeemed during the period............................     (1,127)        (20)         (149)       (10)
                                                               ---------    --------    ----------   --------
 Net units issued (redeemed) during the period...............      3,322         771           419        237
                                                               =========    ========    ==========   ========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                       EQ/GAMCO                      EQ/GAMCO
                                                               Mergers and Acquisitions         Small Company Value
                                                               ------------------------- ---------------------------------
                                                                   2008         2007           2008             2007
                                                               ------------ ------------ ---------------- ----------------
From operations:
 Net investment income (loss).................................  $   1,229    $   1,219    $       (1,705)  $     (136,552)
 Net realized gain (loss).....................................      2,845        7,500         4,851,039        8,971,517
 Net change in unrealized appreciation (depreciation).........    (37,272)      (9,001)      (28,684,634)      (1,627,496)
                                                                ---------    ---------    --------------   --------------
 Net increase/(decrease) in net assets from operations........    (33,198)        (282)      (23,835,300)       7,207,469
                                                                ---------    ---------    --------------   --------------
Contract transactions:
 Payments received from contract owners.......................    122,630      125,739         7,162,679        7,823,369
 Transfers between subaccounts, net...........................    (21,167)      46,104        (3,500,166)      (3,056,139)
 Transfers for contract benefits and terminations.............    (26,034)     (13,655)      (10,631,793)     (13,170,182)
                                                                ---------    ---------    --------------   --------------
Net increase/(decrease) from contract transactions............     75,429      158,188        (6,969,280)      (8,402,952)
                                                                ---------    ---------    --------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................       (311)         311             1,350               --
Net increase (decrease) in net assets.........................     41,920      158,217       (30,803,230)      (1,195,483)
Net assets beginning of period................................    178,103       19,886        82,004,878       83,200,361
                                                                ---------    ---------    --------------   --------------
Net assets end of period......................................  $ 220,023    $ 178,103    $   51,201,648   $   82,004,878
                                                                =========    =========    ==============   ==============
 Units issued during the period...............................        991        1,335           304,773          356,883
 Units redeemed during the period.............................       (363)         (54)         (533,325)        (585,602)
                                                                ---------    ---------    --------------   --------------
 Net units issued (redeemed) during the period................        628        1,281          (228,552)        (228,719)
                                                                =========    =========    ==============   ==============



                                                                        EQ/Government
                                                                         Securities
                                                               -------------------------------
                                                                     2008            2007
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $     349,964   $    477,168
 Net realized gain (loss).....................................        (85,917)      (163,426)
 Net change in unrealized appreciation (depreciation).........         55,535        390,174
                                                                -------------   ------------
 Net increase/(decrease) in net assets from operations........        319,582        703,917
                                                                -------------   ------------
Contract transactions:
 Payments received from contract owners.......................      1,060,368      1,283,212
 Transfers between subaccounts, net...........................     (1,981,134)    (1,413,897)
 Transfers for contract benefits and terminations.............     (1,846,647)    (1,201,221)
                                                                -------------   ------------
Net increase/(decrease) from contract transactions............     (2,767,413)    (1,331,906)
                                                                -------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             50             --
Net increase (decrease) in net assets.........................     (2,447,781)      (627,990)
Net assets beginning of period................................     11,603,513     12,231,503
                                                                -------------   ------------
Net assets end of period......................................  $   9,155,732   $ 11,603,513
                                                                =============   ============
 Units issued during the period...............................        171,169        168,492
 Units redeemed during the period.............................       (355,258)      (258,792)
                                                                -------------   ------------
 Net units issued (redeemed) during the period................       (184,089)       (90,300)
                                                                =============   ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    EQ/International              EQ/International
                                                                       Core PLUS                       Growth
                                                               -------------------------- --------------------------------
                                                                    2008         2007           2008             2007
                                                               ------------- ------------ ---------------- ---------------
From operations:
 Net investment income (loss).................................  $     3,902   $     377    $       70,946   $    (16,958)
 Net realized gain (loss).....................................       (4,236)     19,484           632,793      1,731,602
 Net change in unrealized appreciation (depreciation).........     (107,251)    (14,059)      (10,432,639)     1,654,254
                                                                -----------   ---------    --------------   ------------
 Net increase/(decrease) in net assets from operations........     (107,585)      5,802        (9,728,900)     3,368,898
                                                                -----------   ---------    --------------   ------------
Contract transactions:
 Payments received from contract owners.......................      177,906      64,417         2,320,245      2,226,391
 Transfers between subaccounts, net...........................       39,462      41,103          (825,506)       419,881
 Transfers for contract benefits and terminations.............      (27,167)     (7,961)       (2,835,419)    (2,909,737)
                                                                -----------   ---------    --------------   ------------
Net increase/(decrease) from contract transactions............      190,201      97,559        (1,340,680)      (263,465)
                                                                -----------   ---------    --------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           --          --            10,000             --
Net increase (decrease) in net assets.........................       82,616     103,361       (11,059,580)     3,105,433
Net assets beginning of period................................      105,546       2,185        24,711,131     21,605,698
                                                                -----------   ---------    --------------   ------------
Net assets end of period......................................  $   188,162   $ 105,546    $   13,651,551   $ 24,711,131
                                                                ===========   =========    ==============   ============
 Units issued during the period...............................        1,490         623           177,516        217,121
 Units redeemed during the period.............................         (117)        (23)         (281,955)      (228,128)
                                                                -----------   ---------    --------------   ------------
 Net units issued (redeemed) during the period................        1,373         600          (104,439)       (11,007)
                                                                ===========   =========    ==============   ============



                                                                         EQ/JPMorgan
                                                                          Core Bond
                                                               --------------------------------
                                                                     2008         2007 (r) (s)
                                                               ---------------- ---------------
From operations:
 Net investment income (loss).................................  $      452,937   $  1,535,612
 Net realized gain (loss).....................................      (2,310,175)      (366,270)
 Net change in unrealized appreciation (depreciation).........         529,756       (779,659)
                                                                --------------   ------------
 Net increase/(decrease) in net assets from operations........      (1,327,482)       389,683
                                                                --------------   ------------
Contract transactions:
 Payments received from contract owners.......................       2,212,277      1,833,316
 Transfers between subaccounts, net...........................     (20,678,504)    22,228,857
 Transfers for contract benefits and terminations.............      (5,095,585)    (4,530,405)
                                                                --------------   ------------
Net increase/(decrease) from contract transactions............     (23,561,812)    19,531,768
                                                                --------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................              50             --
Net increase (decrease) in net assets.........................     (24,889,244)    19,921,451
Net assets beginning of period................................      34,383,818     14,462,367
                                                                --------------   ------------
Net assets end of period......................................  $    9,494,574   $ 34,383,818
                                                                ==============   ============
 Units issued during the period...............................         197,335      1,783,147
 Units redeemed during the period.............................      (1,917,626)      (432,556)
                                                                --------------   ------------
 Net units issued (redeemed) during the period................      (1,720,291)     1,350,591
                                                                ==============   ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                     EQ/JPMorgan
                                                                 Value Opportunities
                                                              -------------------------
                                                                  2008         2007
                                                              ------------ ------------
From operations:
 Net investment income (loss)................................  $   3,094    $    1,053
 Net realized gain (loss)....................................     (8,537)        9,233
 Net change in unrealized appreciation (depreciation)........    (46,030)      (13,636)
                                                               ---------    ----------
 Net increase/(decrease) in net assets from operations.......    (51,473)       (3,350)
                                                               ---------    ----------
Contract transactions:
 Payments received from contract owners......................     97,402        62,017
 Transfers between subaccounts, net..........................     19,848        17,689
 Transfers for contract benefits and terminations............    (18,652)       (7,990)
                                                               ---------    ----------
Net increase/(decrease) from contract transactions...........     98,598        71,716
                                                               ---------    ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L...............................         --            --
Net increase (decrease) in net assets........................     47,125        68,366
Net assets beginning of period...............................     71,083         2,717
                                                               ---------    ----------
Net assets end of period.....................................  $ 118,208    $   71,083
                                                               =========    ==========
 Units issued during the period..............................        928           429
 Units redeemed during the period............................        (89)          (51)
                                                               ---------    ----------
 Net units issued (redeemed) during the period...............        839           378
                                                               =========    ==========



                                                                     EQ/Large Cap               EQ/Large Cap
                                                                       Core PLUS                Growth Index
                                                              --------------------------- -------------------------
                                                                   2008          2007         2008         2007
                                                              ------------- ------------- ------------ ------------
From operations:
 Net investment income (loss)................................   $   144       $   157      $     425    $      --
 Net realized gain (loss)....................................      (515)        2,643           (998)         559
 Net change in unrealized appreciation (depreciation)........    (9,590)       (2,963)       (75,822)       4,947
                                                                -------       -------      ---------    ---------
 Net increase/(decrease) in net assets from operations.......    (9,961)         (163)       (76,395)       5,506
                                                                -------       -------      ---------    ---------
Contract transactions:
 Payments received from contract owners......................    25,968        10,073        212,020       97,518
 Transfers between subaccounts, net..........................     6,121         4,790         28,358       10,145
 Transfers for contract benefits and terminations............    (4,971)       (1,086)       (40,800)     (12,483)
                                                                -------       -------      ---------    ---------
Net increase/(decrease) from contract transactions...........    27,118        13,777        199,578       95,180
                                                                -------       -------      ---------    ---------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L...............................        --            --             --           --
Net increase (decrease) in net assets........................    17,157        13,614        123,183      100,686
Net assets beginning of period...............................    14,301           687        102,309        1,623
                                                                -------       -------      ---------    ---------
Net assets end of period.....................................   $31,458       $14,301      $ 225,492    $ 102,309
                                                                =======       =======      =========    =========
 Units issued during the period..............................       316           122          2,940        1,229
 Units redeemed during the period............................        (8)           (5)          (110)         (99)
                                                                --------      -------      ---------    ---------
 Net units issued (redeemed) during the period...............       308           117          2,830        1,130
                                                                =======       =======      =========    =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                      EQ/Large Cap                EQ/Large Cap
                                                                       Growth PLUS                Value Index
                                                               ---------------------------  ------------------------
                                                                   2008          2007           2008         2007
                                                               ------------ --------------  ------------  ----------
From operations:
 Net investment income (loss).................................  $     311      $    366      $    1,885   $     --
 Net realized gain (loss).....................................     (1,882)          234          (5,807)     1,219
 Net change in unrealized appreciation (depreciation).........    (88,877)        3,996         (69,541)    (6,956)
                                                                ---------      --------      ----------   --------
 Net increase/(decrease) in net assets from operations........    (90,448)        4,596         (73,463)    (5,737)
                                                                ---------      --------      ----------   --------
Contract transactions:
 Payments received from contract owners.......................    192,375        65,925          69,937     68,311
 Transfers between subaccounts, net...........................     25,477        59,459          30,261     12,457
 Transfers for contract benefits and terminations.............    (35,878)       (8,515)        (16,497)    (8,921)
                                                                ---------      --------      ----------   --------
Net increase/(decrease) from contract transactions............    181,974       116,869          83,701     71,847
                                                                ---------      --------      ----------   --------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................         --            --              --         --
Net increase (decrease) in net assets.........................     91,526       121,465          10,238     66,110
Net assets beginning of period................................    127,245         5,780          76,192     10,082
                                                                ---------      --------      ----------   --------
Net assets end of period......................................  $ 218,771      $127,245      $   86,430   $ 76,192
                                                                =========      ========      ==========   ========
 Units issued during the period...............................      1,501           615           1,325        675
 Units redeemed during the period.............................       (361)           (9)           (174)       (53)
                                                                ---------      --------      ----------   --------
 Net units issued (redeemed) during the period................      1,140           606           1,151        622
                                                                =========      ========      ==========   ========



                                                                        EQ/Large Cap
                                                                         Value PLUS
                                                               -------------------------------
                                                                     2008         2007(f)(k)
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $     274,480   $    217,076
 Net realized gain (loss).....................................     (1,051,416)       815,902
 Net change in unrealized appreciation (depreciation).........     (4,263,686)    (1,134,987)
                                                                -------------   ------------
 Net increase/(decrease) in net assets from operations........     (5,040,622)      (102,009)
                                                                -------------   ------------
Contract transactions:
 Payments received from contract owners.......................      1,210,865        828,968
 Transfers between subaccounts, net...........................     (1,952,233)    12,742,851
 Transfers for contract benefits and terminations.............     (1,423,750)      (258,132)
                                                                -------------   ------------
Net increase/(decrease) from contract transactions............     (2,165,118)    13,313,687
                                                                -------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           (667)           667
Net increase (decrease) in net assets.........................     (7,206,407)    13,212,345
Net assets beginning of period................................     13,309,140         96,795
                                                                -------------   ------------
Net assets end of period......................................  $   6,102,733   $ 13,309,140
                                                                =============   ============
 Units issued during the period...............................         31,431        700,082
 Units redeemed during the period.............................       (225,640)        (9,634)
                                                                -------------   ------------
 Net units issued (redeemed) during the period................       (194,209)       690,448
                                                                =============   ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                           EQ/Long
                                                                          Term Bond
                                                               -------------------------------
                                                                     2008            2007
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $     433,472   $     325,400
 Net realized gain (loss).....................................       (107,955)        (71,708)
 Net change in unrealized appreciation (depreciation).........         60,609         406,490
                                                                -------------   -------------
 Net increase/(decrease) in net assets from operations........        386,126         660,182
                                                                -------------   -------------
Contract transactions:
 Payments received from contract owners.......................      1,241,041       1,274,594
 Transfers between subaccounts, net...........................       (222,992)        (36,364)
 Transfers for contract benefits and terminations.............     (1,431,324)     (3,171,445)
                                                                -------------   -------------
Net increase/(decrease) from contract transactions............       (413,275)     (1,933,215)
                                                                -------------   -------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             --              --
Net increase (decrease) in net assets.........................        (27,149)     (1,273,033)
Net assets beginning of period................................      9,058,094      10,331,127
                                                                -------------   -------------
Net assets end of period......................................  $   9,030,945   $   9,058,094
                                                                =============   =============
 Units issued during the period...............................         90,412         106,863
 Units redeemed during the period.............................       (122,638)       (220,509)
                                                                -------------   -------------
 Net units issued (redeemed) during the period................        (32,226)       (113,646)
                                                                =============   =============



                                                                       EQ/Lord Abbett              EQ/Lord Abbett
                                                                     Growth and Income             Large Cap Core
                                                               ------------------------------ ------------------------
                                                                     2008           2007          2008         2007
                                                               --------------- -------------- ------------ -----------
From operations:
 Net investment income (loss).................................  $      89,552    $   80,977    $      883   $    212
 Net realized gain (loss).....................................        (38,585)      754,712        (1,896)     1,198
 Net change in unrealized appreciation (depreciation).........     (2,923,700)     (574,646)      (22,312)      (878)
                                                                -------------    ----------    ----------   --------
 Net increase/(decrease) in net assets from operations........     (2,872,733)      261,043       (23,325)       532
                                                                -------------    ----------    ----------   --------
Contract transactions:
 Payments received from contract owners.......................      1,172,499     1,389,353        68,707     28,133
 Transfers between subaccounts, net...........................       (341,123)     (164,579)       12,357      6,797
 Transfers for contract benefits and terminations.............       (923,828)     (949,438)      (12,632)    (3,512)
                                                                -------------    ----------    ----------   --------
Net increase/(decrease) from contract transactions............        (92,452)      275,336        68,432     31,418
                                                                -------------    ----------    ----------   --------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           (279)          279            --         --
Net increase (decrease) in net assets.........................     (2,965,464)      536,658        45,107     31,950
Net assets beginning of period................................      7,917,306     7,380,648        33,549      1,599
                                                                -------------    ----------    ----------   --------
Net assets end of period......................................  $   4,951,842    $7,917,306    $   78,656   $ 33,549
                                                                =============    ==========    ==========   ========
 Units issued during the period...............................         91,899       116,091           685        255
 Units redeemed during the period.............................       (107,769)     (101,802)          (80)       (16)
                                                                -------------    ----------    ----------   --------
 Net units issued (redeemed) during the period................        (15,870)       14,289           605        239
                                                                =============    ==========    ==========   ========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                       EQ/Lord Abbett
                                                                        Mid Cap Value
                                                               -------------------------------
                                                                     2008            2007
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $     131,427   $     61,555
 Net realized gain (loss).....................................     (1,266,634)     2,098,288
 Net change in unrealized appreciation (depreciation).........     (4,547,364)    (2,028,338)
                                                                -------------   ------------
 Net increase/(decrease) in net assets from operations........     (5,682,571)       131,505
                                                                -------------   ------------
Contract transactions:
 Payments received from contract owners.......................      1,225,787      1,598,163
 Transfers between subaccounts, net...........................     (1,177,990)      (672,523)
 Transfers for contract benefits and terminations.............     (2,568,379)    (1,583,405)
                                                                -------------   ------------
Net increase/(decrease) from contract transactions............     (2,520,582)      (657,765)
                                                                -------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................            (40)            40
Net increase (decrease) in net assets.........................     (8,203,193)      (526,220)
Net assets beginning of period................................     15,001,236     15,527,456
                                                                -------------   ------------
Net assets end of period......................................  $   6,798,043   $ 15,001,236
                                                                =============   ============
 Units issued during the period...............................        156,759        149,412
 Units redeemed during the period.............................       (398,004)      (193,677)
                                                                -------------   ------------
 Net units issued (redeemed) during the period................       (241,245)       (44,265)
                                                                =============   ============



                                                                      EQ/Marsico Focus               EQ/Mid Cap Index
                                                               ------------------------------- -----------------------------
                                                                     2008            2007            2008         2007 (q)
                                                               --------------- --------------- --------------- -------------
From operations:
 Net investment income (loss).................................  $      61,634   $    (32,579)   $      28,019   $  (11,103)
 Net realized gain (loss).....................................        401,636      1,909,846         (105,545)     720,292
 Net change in unrealized appreciation (depreciation).........     (5,876,137)      (277,867)      (2,075,835)    (496,431)
                                                                -------------   ------------    -------------   ----------
 Net increase/(decrease) in net assets from operations........     (5,412,867)     1,599,400       (2,153,361)     212,758
                                                                -------------   ------------    -------------   ----------
Contract transactions:
 Payments received from contract owners.......................      1,975,099      1,941,588        1,085,105      830,706
 Transfers between subaccounts, net...........................       (235,503)      (259,028)         (45,111)     557,498
 Transfers for contract benefits and terminations.............     (1,726,362)    (2,098,832)        (497,080)    (457,901)
                                                                -------------   ------------    -------------   ----------
Net increase/(decrease) from contract transactions............         13,234       (416,272)         542,914      930,303
                                                                -------------   ------------    -------------   ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................         20,000             --               --           --
Net increase (decrease) in net assets.........................     (5,379,633)     1,183,128       (1,610,447)   1,143,061
Net assets beginning of period................................     13,369,407     12,186,279        4,009,564    2,866,503
                                                                -------------   ------------    -------------   ----------
Net assets end of period......................................  $   7,989,774   $ 13,369,407    $   2,399,117   $4,009,564
                                                                =============   ============    =============   ==========
 Units issued during the period...............................        149,458        138,727           48,360       56,459
 Units redeemed during the period.............................       (220,434)      (231,534)         (46,503)     (29,468)
                                                                -------------   ------------    -------------   ----------
 Net units issued (redeemed) during the period................        (70,976)       (92,807)           1,857       26,991
                                                                =============   ============    =============   ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                       EQ/Mid Cap
                                                                       Value PLUS                  EQ/Money Market
                                                               -------------------------- ---------------------------------
                                                                    2008         2007           2008             2007
                                                               ------------- ------------ ---------------- ----------------
From operations:
 Net investment income (loss).................................  $     6,506   $   3,410    $    1,151,776   $    2,396,153
 Net realized gain (loss).....................................     (117,186)     76,444               646            1,738
 Net change in unrealized appreciation (depreciation).........      (94,829)    (99,620)             (793)             760
                                                                -----------   ---------    --------------   --------------
 Net increase/(decrease) in net assets from operations........     (205,509)    (19,766)        1,151,629        2,398,651
                                                                -----------   ---------    --------------   --------------
Contract transactions:
 Payments received from contract owners.......................      210,986     224,069        15,109,545       13,189,649
 Transfers between subaccounts, net...........................       52,821     107,857         4,008,656       14,325,992
 Transfers for contract benefits and terminations.............      (52,356)    (31,684)      (25,475,186)     (31,534,047)
                                                                -----------   ---------    --------------   --------------
Net increase/(decrease) from contract transactions............      211,451     300,242        (6,356,985)      (4,018,406)
                                                                -----------   ---------    --------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................         (298)        298          (121,917)         121,917
Net increase (decrease) in net assets.........................        5,644     280,774        (5,327,273)      (1,497,838)
Net assets beginning of period................................      313,207      32,433        52,757,430       54,255,268
                                                                -----------   ---------    --------------   --------------
Net assets end of period......................................  $   318,851   $ 313,207    $   47,430,157   $   52,757,430
                                                                ===========   =========    ==============   ==============
 Units issued during the period...............................        1,836       1,452         2,466,694        4,183,042
 Units redeemed during the period.............................         (747)        (24)       (3,211,540)      (4,602,601)
                                                                -----------   ---------    --------------   --------------
 Net units issued (redeemed) during the period................        1,089       1,428          (744,846)        (419,559)
                                                                ===========   =========    ==============   ==============



                                                                    EQ/Montag & Caldwell
                                                                           Growth
                                                               -------------------------------
                                                                     2008            2007
                                                               ---------------- --------------
From operations:
 Net investment income (loss).................................  $      (95,801)  $   (108,045)
 Net realized gain (loss).....................................       2,660,303      1,625,639
 Net change in unrealized appreciation (depreciation).........     (22,489,778)     9,309,227
                                                                --------------   ------------
 Net increase/(decrease) in net assets from operations........     (19,925,276)    10,826,821
                                                                --------------   ------------
Contract transactions:
 Payments received from contract owners.......................       7,468,400      8,265,323
 Transfers between subaccounts, net...........................      (2,858,334)    (3,414,245)
 Transfers for contract benefits and terminations.............      (8,324,168)    (8,131,479)
                                                                --------------   ------------
Net increase/(decrease) from contract transactions............      (3,714,102)    (3,280,401)
                                                                --------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................          10,000             --
Net increase (decrease) in net assets.........................     (23,629,378)     7,546,420
Net assets beginning of period................................      62,655,437     55,109,017
                                                                --------------   ------------
Net assets end of period......................................  $   39,026,059   $ 62,655,437
                                                                ==============   ============
 Units issued during the period...............................         746,144        748,353
 Units redeemed during the period.............................      (1,102,816)    (1,060,785)
                                                                --------------   ------------
 Net units issued (redeemed) during the period................        (356,672)      (312,432)
                                                                ==============   ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                          EQ/PIMCO
                                                                        Real Return
                                                               ------------------------------
                                                                    2008            2007
                                                               -------------- ---------------
From operations:
 Net investment income (loss).................................   $  132,517    $      74,581
 Net realized gain (loss).....................................      352,568         (139,777)
 Net change in unrealized appreciation (depreciation).........     (774,426)         544,565
                                                                 ----------    -------------
 Net increase/(decrease) in net assets from operations........     (289,341)         479,369
                                                                 ----------    -------------
Contract transactions:
 Payments received from contract owners.......................      830,118          704,990
 Transfers between subaccounts, net...........................      881,818       (2,356,128)
 Transfers for contract benefits and terminations.............     (615,875)      (2,620,394)
                                                                 ----------    -------------
Net increase/(decrease) from contract transactions............    1,096,061       (4,271,532)
                                                                 ----------    -------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           50               --
Net increase (decrease) in net assets.........................      806,770       (3,792,163)
Net assets beginning of period................................    4,140,394        7,932,557
                                                                 ----------    -------------
Net assets end of period......................................   $4,947,164    $   4,140,394
                                                                 ==========    =============
 Units issued during the period...............................      228,738          125,368
 Units redeemed during the period.............................     (186,938)        (489,324)
                                                                 ----------    -------------
 Net units issued (redeemed) during the period................       41,800         (363,956)
                                                                 ==========    =============



                                                                      EQ/Quality                   EQ/Short
                                                                       Bond PLUS                 Duration Bond
                                                               ------------------------- -----------------------------
                                                                   2008         2007          2008           2007
                                                               ------------ ------------ ------------- ---------------
From operations:
 Net investment income (loss).................................  $  23,196    $   5,157    $    39,306   $      25,264
 Net realized gain (loss).....................................     (3,625)         281          3,254         (97,924)
 Net change in unrealized appreciation (depreciation).........    (48,724)      (2,506)       (54,305)        122,172
                                                                ---------    ---------    -----------   -------------
 Net increase/(decrease) in net assets from operations........    (29,153)       2,932        (11,745)         49,512
                                                                ---------    ---------    -----------   -------------
Contract transactions:
 Payments received from contract owners.......................    135,209      101,925        125,961         208,593
 Transfers between subaccounts, net...........................    213,932       25,729          1,967        (165,639)
 Transfers for contract benefits and terminations.............    (39,779)     (10,342)      (139,338)     (2,322,155)
                                                                ---------    ---------    -----------   -------------
Net increase/(decrease) from contract transactions............    309,362      117,312        (11,410)     (2,279,201)
                                                                ---------    ---------    -----------   -------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................         --           --             50              --
Net increase (decrease) in net assets.........................    280,209      120,244        (23,105)     (2,229,689)
Net assets beginning of period................................    123,871        3,627        684,127       2,913,816
                                                                ---------    ---------    -----------   -------------
Net assets end of period......................................  $ 404,080    $ 123,871    $   661,022   $     684,127
                                                                =========    =========    ===========   =============
 Units issued during the period...............................      3,205          922         10,632          34,101
 Units redeemed during the period.............................       (364)        (139)       (13,773)       (198,721)
                                                                ---------    ---------    -----------   -------------
 Net units issued (redeemed) during the period................      2,841          783         (3,141)       (164,620)
                                                                =========    =========    ===========   =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                          EQ/Small
                                                                       Company Index
                                                               ------------------------------
                                                                     2008         2007 (t)
                                                               --------------- --------------
From operations:
 Net investment income (loss).................................  $      37,489    $  100,073
 Net realized gain (loss).....................................         73,508       442,004
 Net change in unrealized appreciation (depreciation).........     (2,017,378)     (578,664)
                                                                -------------    ----------
 Net increase/(decrease) in net assets from operations........     (1,906,381)      (36,587)
                                                                -------------    ----------
Contract transactions:
 Payments received from contract owners.......................        659,930       347,423
 Transfers between subaccounts, net...........................       (941,708)    5,885,913
 Transfers for contract benefits and terminations.............       (868,205)      (64,737)
                                                                -------------    ----------
Net increase/(decrease) from contract transactions............     (1,149,983)    6,168,599
                                                                -------------    ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................            100            --
Net increase (decrease) in net assets.........................     (3,056,264)    6,132,012
Net assets beginning of period................................      6,165,500        33,488
                                                                -------------    ----------
Net assets end of period......................................  $   3,109,236    $6,165,500
                                                                =============    ==========
 Units issued during the period...............................         47,723       569,430
 Units redeemed during the period.............................       (256,697)       (7,489)
                                                                -------------    ----------
 Net units issued (redeemed) during the period................       (208,974)      561,941
                                                                =============    ==========



                                                                       EQ/T. Rowe Price                     EQ/UBS
                                                                         Growth Stock                  Growth and Income
                                                               -------------------------------- -------------------------------
                                                                     2008           2007 (a)          2008            2007
                                                               ---------------- --------------- --------------- ---------------
From operations:
 Net investment income (loss).................................  $     (242,552)  $   (291,653)   $    138,318    $     85,078
 Net realized gain (loss).....................................      (3,924,721)     2,204,960         513,705       1,007,258
 Net change in unrealized appreciation (depreciation).........     (18,418,352)     1,498,084      (8,853,291)       (878,404)
                                                                --------------   ------------    ------------    ------------
 Net increase/(decrease) in net assets from operations........     (22,585,625)     3,411,391      (8,201,268)        213,932
                                                                --------------   ------------    ------------    ------------
Contract transactions:
 Payments received from contract owners.......................       5,291,822      5,938,857       2,604,796       2,799,197
 Transfers between subaccounts, net...........................       2,363,477     (2,913,050)       (968,800)       (939,190)
 Transfers for contract benefits and terminations.............      (7,210,320)    (7,844,239)     (2,909,686)     (3,089,208)
                                                                --------------   ------------    ------------    ------------
Net increase/(decrease) from contract transactions............         444,979     (4,818,432)     (1,273,690)     (1,229,201)
                                                                --------------   ------------    ------------    ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................              --             --             (55)             55
Net increase (decrease) in net assets.........................     (22,140,646)    (1,407,041)     (9,475,013)     (1,015,214)
Net assets beginning of period................................      51,421,969     52,829,010      21,376,322      22,391,536
                                                                --------------   ------------    ------------    ------------
Net assets end of period......................................  $   29,281,323   $ 51,421,969    $ 11,901,309    $ 21,376,322
                                                                ==============   ============    ============    ============
 Units issued during the period...............................         839,160        377,939         266,558         222,683
 Units redeemed during the period.............................        (798,829)      (656,985)       (387,497)       (315,854)
                                                                --------------   ------------    ------------    ------------
 Net units issued (redeemed) during the period................          40,331       (279,046)       (120,939)        (93,171)
                                                                ==============   ============    ============    ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    EQ/Van Kampen               EQ/Van Kampen
                                                                       Comstock            Emerging Markets Equity
                                                               ------------------------ ------------------------------
                                                                   2008         2007          2008           2007
                                                               ------------ ----------- --------------- --------------
From operations:
 Net investment income (loss).................................  $    2,379   $    950    $       2,736    $   (5,296)
 Net realized gain (loss).....................................        (550)     1,922          221,783       697,412
 Net change in unrealized appreciation (depreciation).........     (40,794)    (5,807)      (2,558,284)       40,106
                                                                ----------   --------    -------------    ----------
 Net increase/(decrease) in net assets from operations........     (38,965)    (2,935)      (2,333,765)      732,222
                                                                ----------   --------    -------------    ----------
Contract transactions:
 Payments received from contract owners.......................      69,778     45,689        1,620,387       988,030
 Transfers between subaccounts, net...........................      22,123     19,619          241,303       294,804
 Transfers for contract benefits and terminations.............     (18,708)    (9,383)        (434,913)     (267,328)
                                                                ----------   --------    -------------    ----------
Net increase/(decrease) from contract transactions............      73,193     55,925        1,426,777     1,015,506
                                                                ----------   --------    -------------    ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................          --         --             (222)          222
Net increase (decrease) in net assets.........................      34,228     52,990         (907,210)    1,747,950
Net assets beginning of period................................      59,561      6,571        3,092,755     1,344,805
                                                                ----------   --------    -------------    ----------
Net assets end of period......................................  $   93,789   $ 59,561    $   2,185,545    $3,092,755
                                                                ==========   ========    =============    ==========
 Units issued during the period...............................         798        485           16,231        12,598
 Units redeemed during the period.............................         (48)       (40)          (8,800)       (8,226)
                                                                ----------   --------    -------------    ----------
 Net units issued (redeemed) during the period................         750        445            7,431         4,372
                                                                ==========   ========    =============    ==========



                                                                        EQ/Van Kampen
                                                                       Mid Cap Growth
                                                               -------------------------------
                                                                     2008        2007 (g) (u)
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $     (22,935)   $    51,171
 Net realized gain (loss).....................................       (774,308)       529,157
 Net change in unrealized appreciation (depreciation).........     (4,921,147)      (298,471)
                                                                -------------    -----------
 Net increase/(decrease) in net assets from operations........     (5,718,390)       281,857
                                                                -------------    -----------
Contract transactions:
 Payments received from contract owners.......................      1,434,843        363,899
 Transfers between subaccounts, net...........................       (755,534)    12,152,571
 Transfers for contract benefits and terminations.............     (1,544,113)      (177,812)
                                                                -------------    -----------
Net increase/(decrease) from contract transactions............       (864,804)    12,338,658
                                                                -------------    -----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             50             --
Net increase (decrease) in net assets.........................     (6,583,144)    12,620,515
Net assets beginning of period................................     12,622,002          1,487
                                                                -------------    -----------
Net assets end of period......................................  $   6,038,858    $12,622,002
                                                                =============    ===========
 Units issued during the period...............................        158,654        818,824
 Units redeemed during the period.............................       (240,381)       (22,595)
                                                                -------------    -----------
 Net units issued (redeemed) during the period................        (81,727)       796,229
                                                                =============    ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                        EQ/Van Kampen
                                                                         Real Estate
                                                               -------------------------------
                                                                     2008        2007 (h) (z)
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $     145,694   $      65,089
 Net realized gain (loss).....................................       (294,903)        289,709
 Net change in unrealized appreciation (depreciation).........     (2,777,307)     (1,082,441)
                                                                -------------   -------------
 Net increase/(decrease) in net assets from operations........     (2,926,516)       (727,643)
                                                                -------------   -------------
Contract transactions:
 Payments received from contract owners.......................      1,253,715         431,407
 Transfers between subaccounts, net...........................       (528,882)      8,508,875
 Transfers for contract benefits and terminations.............     (1,279,046)       (356,826)
                                                                -------------   -------------
Net increase/(decrease) from contract transactions............       (554,213)      8,583,456
                                                                -------------   -------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             50              --
Net increase (decrease) in net assets.........................     (3,480,679)      7,855,813
Net assets beginning of period................................      7,855,813
                                                                -------------   -------------
Net assets end of period......................................  $   4,375,134   $   7,855,813
                                                                =============   =============
 Units issued during the period...............................         71,451         368,416
 Units redeemed during the period.............................       (115,032)        (36,832)
                                                                -------------   -------------
 Net units issued (redeemed) during the period................        (43,581)        331,584
                                                                =============   =============



                                                                      Fidelity VIP                  Fidelity VIP
                                                                     Asset Manager                 Contrafund(R)
                                                               -------------------------- --------------------------------
                                                                    2008         2007           2008         2007 (i) (j)
                                                               ------------- ------------ ---------------- ---------------
From operations:
 Net investment income (loss).................................  $     1,454    $ 10,170    $      249,142   $    248,381
 Net realized gain (loss).....................................      (37,307)      5,818        (2,080,497)    16,118,869
 Net change in unrealized appreciation (depreciation).........      (31,306)      9,060       (18,683,437)    (9,146,609)
                                                                -----------    --------    --------------   ------------
 Net increase/(decrease) in net assets from operations........      (67,159)     25,048       (20,514,792)     7,220,641
                                                                -----------    --------    --------------   ------------
Contract transactions:
 Payments received from contract owners.......................       13,765      23,383         3,124,394      2,893,399
 Transfers between subaccounts, net...........................       42,283      13,155          (521,276)    11,122,706
 Transfers for contract benefits and terminations.............     (152,704)     (7,708)       (6,971,644)    (5,114,375)
                                                                -----------    --------    --------------   ------------
Net increase/(decrease) from contract transactions............      (96,656)     28,830        (4,368,526)     8,901,730
                                                                -----------    --------    --------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           --          --             5,000             --
Net increase (decrease) in net assets.........................     (163,815)     53,878       (24,878,318)    16,122,371
Net assets beginning of period................................      205,874     151,996        51,385,105     35,262,734
                                                                -----------    --------    --------------   ------------
Net assets end of period......................................  $    42,059    $205,874    $   26,506,787   $ 51,385,105
                                                                ===========    ========    ==============   ============
 Units issued during the period...............................        5,191       3,121           525,255      1,373,831
 Units redeemed during the period.............................      (15,881)       (934)         (815,043)      (814,129)
                                                                -----------    --------    --------------   ------------
 Net units issued (redeemed) during the period................      (10,690)      2,187          (289,788)       559,702
                                                                ===========    ========    ==============   ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                         Fidelity VIP
                                                                      Growth and Income
                                                               --------------------------------
                                                                      2008            2007
                                                               ----------------- --------------
From operations:
 Net investment income (loss).................................   $      7,209      $   21,772
 Net realized gain (loss).....................................       (218,287)         79,811
 Net change in unrealized appreciation (depreciation).........       (446,330)         16,472
                                                                 ------------      ----------
 Net increase/(decrease) in net assets from operations........       (657,408)        118,055
                                                                 ------------      ----------
Contract transactions:
 Payments received from contract owners.......................         77,585         170,798
 Transfers between subaccounts, net...........................        (58,986)        521,612
 Transfers for contract benefits and terminations.............       (917,238)        (22,767)
                                                                 ------------      ----------
Net increase/(decrease) from contract transactions............       (898,639)        669,643
                                                                 ------------      ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             (3)              3
Net increase (decrease) in net assets.........................     (1,556,050)        787,701
Net assets beginning of period................................      1,932,600       1,144,899
                                                                 --------------    ----------
Net assets end of period......................................   $    376,550      $1,932,600
                                                                 ==============    ==========
 Units issued during the period...............................         14,163          66,649
 Units redeemed during the period.............................       (112,026)        (17,317)
                                                                 --------------    ----------
 Net units issued (redeemed) during the period................        (97,863)         49,332
                                                                 ==============    ==========



                                                                            Franklin                       Franklin
                                                                       Income Securities          Rising Dividends Securities
                                                               ---------------------------------- ---------------------------
                                                                     2008       2007 (v) (w) (x)       2008          2007
                                                               --------------- ------------------ ------------- -------------
From operations:
 Net investment income (loss).................................  $     470,817     $    38,995      $     7,640   $    11,787
 Net realized gain (loss).....................................       (590,131)        130,439            1,469        44,511
 Net change in unrealized appreciation (depreciation).........     (2,786,244)        (32,524)        (171,332)      (73,106)
                                                                -------------     -----------      -----------   -----------
 Net increase/(decrease) in net assets from operations........     (2,905,558)        136,910         (162,223)      (16,808)
                                                                -------------     -----------      -----------   -----------
Contract transactions:
 Payments received from contract owners.......................      2,590,209         122,784          125,639       146,663
 Transfers between subaccounts, net...........................       (755,750)      9,441,543          (40,332)      (11,214)
 Transfers for contract benefits and terminations.............     (3,673,689)       (248,592)         (64,819)     (149,163)
                                                                -------------     -----------      -----------   -----------
Net increase/(decrease) from contract transactions............     (1,839,230)      9,315,735           20,488       (13,714)
                                                                -------------     -----------      -----------   -----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................       (243,845)        243,895               --            --
Net increase (decrease) in net assets.........................     (4,988,633)      9,696,540         (141,735)      (30,522)
Net assets beginning of period................................     11,087,415       1,390,875          580,392       610,914
                                                                -------------     -----------      -----------   -----------
Net assets end of period......................................  $   6,098,782     $11,087,415      $   438,657   $   580,392
                                                                =============     ===========      ===========   ===========
 Units issued during the period...............................        332,289         899,913           10,321        10,522
 Units redeemed during the period.............................       (571,567)       (122,901)          (8,720)      (11,349)
                                                                -------------     -----------      -----------   -----------
 Net units issued (redeemed) during the period................       (239,278)        777,012            1,601          (827)
                                                                =============     ===========      ===========   ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                       Franklin                Janus Aspen Series
                                                                   Zero Coupon 2010                 Balanced
                                                               ------------------------- -------------------------------
                                                                   2008         2007           2008            2007
                                                               ------------ ------------ --------------- ---------------
From operations:
 Net investment income (loss).................................  $   4,991    $   4,561    $     187,879   $     196,592
 Net realized gain (loss).....................................        262         (987)         973,639         389,724
 Net change in unrealized appreciation (depreciation).........      2,656        4,738       (2,601,086)        270,030
                                                                ---------    ---------    -------------   -------------
 Net increase/(decrease) in net assets from operations........      7,909        8,312       (1,439,568)        856,346
                                                                ---------    ---------    -------------   -------------
Contract transactions:
 Payments received from contract owners.......................     25,502       24,956          997,482       1,011,516
 Transfers between subaccounts, net...........................      2,899       (4,485)        (178,474)        (83,393)
 Transfers for contract benefits and terminations.............    (15,291)     (15,200)      (1,419,859)     (1,221,455)
                                                                ---------    ---------    -------------   -------------
Net increase/(decrease) from contract transactions............     13,110        5,271         (600,851)       (293,332)
                                                                ---------    ---------    -------------   -------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................         50           --               32              18
Net increase (decrease) in net assets.........................     21,069       13,583       (2,040,387)        563,032
Net assets beginning of period................................    112,619       99,036        9,150,848       8,587,816
                                                                ---------    ---------    -------------   -------------
Net assets end of period......................................  $ 133,688    $ 112,619    $   7,110,461   $   9,150,848
                                                                =========    =========    =============   =============
 Units issued during the period...............................      3,973        2,903          115,502         107,882
 Units redeemed during the period.............................     (2,924)      (2,430)        (160,876)       (128,499)
                                                                ---------    ---------    -------------   -------------
 Net units issued (redeemed) during the period................      1,049          473          (45,374)        (20,617)
                                                                =========    =========    =============   =============



                                                                      Janus Aspen Series
                                                                            Forty
                                                               --------------------------------
                                                                     2008             2007
                                                               ---------------- ---------------
From operations:
 Net investment income (loss).................................  $      (64,826)  $    (16,467)
 Net realized gain (loss).....................................       1,853,850      1,948,475
 Net change in unrealized appreciation (depreciation).........     (13,683,216)     5,720,774
                                                                --------------   ------------
 Net increase/(decrease) in net assets from operations........     (11,894,192)     7,652,782
                                                                --------------   ------------
Contract transactions:
 Payments received from contract owners.......................       1,745,197      1,957,269
 Transfers between subaccounts, net...........................         833,059       (327,882)
 Transfers for contract benefits and terminations.............      (4,225,914)    (3,702,723)
                                                                --------------   ------------
Net increase/(decrease) from contract transactions............      (1,647,658)    (2,073,336)
                                                                --------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             500             --
Net increase (decrease) in net assets.........................     (13,541,350)     5,579,446
Net assets beginning of period................................      27,804,008     22,224,562
                                                                --------------   ------------
Net assets end of period......................................  $   14,262,658   $ 27,804,008
                                                                ==============   ============
 Units issued during the period...............................         439,497        246,455
 Units redeemed during the period.............................        (600,324)      (445,328)
                                                                --------------   ------------
 Net units issued (redeemed) during the period................        (160,827)      (198,873)
                                                                ==============   ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                     Janus Aspen Series
                                                                    International Growth
                                                               -------------------------------
                                                                     2008            2007
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $     104,514   $     29,408
 Net realized gain (loss).....................................      2,608,879      2,428,614
 Net change in unrealized appreciation (depreciation).........     (9,546,844)       863,414
                                                                -------------   ------------
 Net increase/(decrease) in net assets from operations........     (6,833,451)     3,321,436
                                                                -------------   ------------
Contract transactions:
 Payments received from contract owners.......................        987,623      1,131,811
 Transfers between subaccounts, net...........................       (978,108)    (1,347,666)
 Transfers for contract benefits and terminations.............     (2,686,016)    (1,698,252)
                                                                -------------   ------------
Net increase/(decrease) from contract transactions............     (2,676,501)    (1,914,107)
                                                                -------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             39             11
Net increase (decrease) in net assets.........................     (9,509,913)     1,407,340
Net assets beginning of period................................     14,592,221     13,184,881
                                                                -------------   ------------
Net assets end of period......................................  $   5,082,308   $ 14,592,221
                                                                =============   ============
 Units issued during the period...............................         84,444        126,933
 Units redeemed during the period.............................       (250,768)      (222,621)
                                                                -------------   ------------
 Net units issued (redeemed) during the period................       (166,324)       (95,688)
                                                                =============   ============



                                                                     Janus Aspen Series              Janus Aspen Series
                                                                       Mid Cap Growth                   Mid Cap Value
                                                               ------------------------------- -------------------------------
                                                                     2008            2007             2008            2007
                                                               --------------- --------------- ----------------- -------------
From operations:
 Net investment income (loss).................................  $      (9,974)  $    (29,320)    $      7,397     $   24,462
 Net realized gain (loss).....................................      1,732,827      1,626,392          132,816        360,986
 Net change in unrealized appreciation (depreciation).........     (9,394,212)     1,737,583         (794,424)      (254,999)
                                                                -------------   ------------     ------------     ----------
 Net increase/(decrease) in net assets from operations........     (7,671,359)     3,334,655         (654,211)       130,449
                                                                -------------   ------------     ------------     ----------
Contract transactions:
 Payments received from contract owners.......................      1,425,966      1,603,125           55,078         95,271
 Transfers between subaccounts, net...........................        366,916     (1,176,055)        (193,031)     1,080,849
 Transfers for contract benefits and terminations.............     (2,606,177)    (2,819,559)      (1,355,850)      (254,471)
                                                                -------------   ------------     ------------     ----------
Net increase/(decrease) from contract transactions............       (813,295)    (2,392,489)      (1,493,803)       921,649
                                                                -------------   ------------     ------------     ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................            100             --               (2)             2
Net increase (decrease) in net assets.........................     (8,484,554)       942,166       (2,148,016)     1,052,100
Net assets beginning of period................................     17,758,108     16,815,942        3,342,911      2,290,811
                                                                -------------   ------------     --------------   ----------
Net assets end of period......................................  $   9,273,554   $ 17,758,108     $  1,194,895     $3,342,911
                                                                =============   ============     ==============   ==========
 Units issued during the period...............................        317,849        279,942            7,302         89,893
 Units redeemed during the period.............................       (449,333)      (587,111)        (112,659)       (34,523)
                                                                -------------   ------------     --------------   ----------
 Net units issued (redeemed) during the period................       (131,484)      (307,169)        (105,357)        55,370
                                                                =============   ============     ==============   ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                     Janus Aspen Series
                                                                      Worldwide Growth
                                                               -------------------------------
                                                                     2008            2007
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $       6,495   $     47,033
 Net realized gain (loss).....................................        569,936        510,138
 Net change in unrealized appreciation (depreciation).........     (7,683,992)       899,507
                                                                -------------   ------------
 Net increase/(decrease) in net assets from operations........     (7,107,561)     1,456,678
                                                                -------------   ------------
Contract transactions:
 Payments received from contract owners.......................      1,639,087      1,805,149
 Transfers between subaccounts, net...........................       (491,445)      (112,182)
 Transfers for contract benefits and terminations.............     (2,027,653)    (2,375,567)
                                                                -------------   ------------
Net increase/(decrease) from contract transactions............       (880,011)      (682,600)
                                                                -------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................            (90)            90
Net increase (decrease) in net assets.........................     (7,987,662)       774,168
Net assets beginning of period................................     16,486,278     15,712,110
                                                                -------------   ------------
Net assets end of period......................................  $   8,498,616   $ 16,486,278
                                                                =============   ============
 Units issued during the period...............................        317,885        322,949
 Units redeemed during the period.............................       (429,896)      (389,685)
                                                                -------------   ------------
 Net units issued (redeemed) during the period................       (112,011)       (66,736)
                                                                =============   ============



                                                                            MFS(R)                     Multimanager
                                                                       Utilities Series             Aggressive Equity
                                                               -------------------------------- --------------------------
                                                                      2008            2007          2008          2007
                                                               ----------------- -------------- ------------ -------------
From operations:
 Net investment income (loss).................................   $     25,735      $   13,403    $      342    $    --
 Net realized gain (loss).....................................        125,476         421,790        (7,354)        74
 Net change in unrealized appreciation (depreciation).........     (1,160,790)        103,045       (38,664)     1,222
                                                                 ------------      ----------    ----------    -------
 Net increase/(decrease) in net assets from operations........     (1,009,579)        538,238       (45,676)     1,296
                                                                 ------------      ----------    ----------    -------
Contract transactions:
 Payments received from contract owners.......................        251,373         356,599        74,127     33,670
 Transfers between subaccounts, net...........................        241,982        (113,183)       20,277      5,746
 Transfers for contract benefits and terminations.............       (669,487)       (273,224)      (16,148)    (5,584)
                                                                 ------------      ----------    ----------    -------
Net increase/(decrease) from contract transactions............       (176,132)        (29,808)       78,256     33,832
                                                                 ------------      ----------    ----------    -------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             (3)              3            --         --
Net increase (decrease) in net assets.........................     (1,185,714)        508,433        32,580     35,128
Net assets beginning of period................................      2,421,793       1,913,360        42,477      7,349
                                                                 ------------      ----------    ----------    -------
Net assets end of period......................................   $  1,236,079      $2,421,793    $   75,057    $42,477
                                                                 ============      ==========    ==========    =======
 Units issued during the period...............................         30,339          27,064         1,263        346
 Units redeemed during the period.............................        (44,084)        (27,518)         (295)        (9)
                                                                 ------------      ----------    ----------    -------
 Net units issued (redeemed) during the period................        (13,745)           (454)          968        337
                                                                 ============      ==========    ==========    =======

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                       Multimanager
                                                                        Core Bond
                                                               ----------------------------
                                                                     2008          2007
                                                               --------------- ------------
From operations:
 Net investment income (loss).................................  $     460,255   $   3,672
 Net realized gain (loss).....................................        209,926        (269)
 Net change in unrealized appreciation (depreciation).........       (502,699)      4,500
                                                                -------------   ---------
 Net increase/(decrease) in net assets from operations........        167,482       7,903
                                                                -------------   ---------
Contract transactions:
 Payments received from contract owners.......................        307,906     162,353
 Transfers between subaccounts, net...........................     10,386,099      30,316
 Transfers for contract benefits and terminations.............     (1,100,084)    (22,593)
                                                                -------------   ---------
Net increase/(decrease) from contract transactions............      9,593,921     170,076
                                                                -------------   ---------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................             50          --
Net increase (decrease) in net assets.........................      9,761,453     177,979
Net assets beginning of period................................        199,709      21,730
                                                                -------------   ---------
Net assets end of period......................................  $   9,961,162   $ 199,709
                                                                =============   =========
 Units issued during the period...............................      1,001,432       1,554
 Units redeemed during the period.............................       (102,268)       (205)
                                                                -------------   ---------
 Net units issued (redeemed) during the period................        899,164       1,349
                                                                =============   =========



                                                                     Multimanager                Multimanager
                                                                      Health Care                 High Yield
                                                               ------------------------- ----------------------------
                                                                   2008         2007          2008           2007
                                                               ------------ ------------ -------------- -------------
From operations:
 Net investment income (loss).................................  $      --     $     --     $  203,195    $  142,908
 Net realized gain (loss).....................................     (7,916)       8,279        (68,009)         (704)
 Net change in unrealized appreciation (depreciation).........    (46,570)      (5,542)      (652,391)      (95,418)
                                                                ---------     --------     ----------    ----------
 Net increase/(decrease) in net assets from operations........    (54,486)       2,737       (517,205)       46,786
                                                                ---------     --------     ----------    ----------
Contract transactions:
 Payments received from contract owners.......................    123,000       54,354        668,138       644,835
 Transfers between subaccounts, net...........................     68,908       62,079        (84,500)       87,278
 Transfers for contract benefits and terminations.............    (27,742)      (8,980)      (274,827)     (301,954)
                                                                ---------     --------     ----------    ----------
Net increase/(decrease) from contract transactions............    164,166      107,453        308,811       430,159
                                                                ---------     --------     ----------    ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................         --           --           (305)          305
Net increase (decrease) in net assets.........................    109,680      110,190       (208,699)      477,250
Net assets beginning of period................................    111,313        1,123      1,932,192     1,454,942
                                                                ---------     --------     ----------    ----------
Net assets end of period......................................  $ 220,993     $111,313     $1,723,493    $1,932,192
                                                                =========     ========     ==========    ==========
 Units issued during the period...............................      1,713          950         23,678        26,745
 Units redeemed during the period.............................       (360)        (169)       (19,643)      (22,679)
                                                                ---------     --------     ----------    ----------
 Net units issued (redeemed) during the period................      1,353          781          4,035         4,066
                                                                =========     ========     ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                      Multimanager
                                                                  International Equity
                                                               --------------------------
                                                                    2008         2007
                                                               ------------- ------------
From operations:
 Net investment income (loss).................................  $     8,809   $   1,584
 Net realized gain (loss).....................................        4,857      13,150
 Net change in unrealized appreciation (depreciation).........     (238,277)     (3,764)
                                                                -----------   ---------
 Net increase/(decrease) in net assets from operations........     (224,611)     10,970
                                                                -----------   ---------
Contract transactions:
 Payments received from contract owners.......................      385,305     216,280
 Transfers between subaccounts, net...........................       55,048      46,857
 Transfers for contract benefits and terminations.............      (73,219)    (30,963)
                                                                -----------   ---------
Net increase/(decrease) from contract transactions............      367,134     232,174
                                                                -----------   ---------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           --          --
Net increase (decrease) in net assets.........................      142,523     243,144
Net assets beginning of period................................      251,011       7,867
                                                                -----------   ---------
Net assets end of period......................................  $   393,534   $ 251,011
                                                                ===========   =========
 Units issued during the period...............................        1,951         993
 Units redeemed during the period.............................          (78)        (77)
                                                                -----------   ---------
 Net units issued (redeemed) during the period................        1,873         916
                                                                ===========   =========



                                                                     Multimanager              Multimanager
                                                                Large Cap Core Equity        Large Cap Growth
                                                               ------------------------ --------------------------
                                                                   2008         2007         2008         2007
                                                               ------------ ----------- ------------- ------------
From operations:
 Net investment income (loss).................................  $      417   $    171    $        --   $      --
 Net realized gain (loss).....................................      (5,670)     2,605         (7,084)     16,891
 Net change in unrealized appreciation (depreciation).........     (22,870)    (2,756)      (111,041)    (11,795)
                                                                ----------   --------    -----------   ---------
 Net increase/(decrease) in net assets from operations........     (28,123)        20       (118,125)      5,096
                                                                ----------   --------    -----------   ---------
Contract transactions:
 Payments received from contract owners.......................      45,282     36,990        179,056     149,346
 Transfers between subaccounts, net...........................          54      6,467         21,925      25,307
 Transfers for contract benefits and terminations.............      (9,902)    (4,631)       (39,519)    (16,684)
                                                                ----------   --------    -----------   ---------
Net increase/(decrease) from contract transactions............      35,434     38,826        161,462     157,969
                                                                ----------   --------    -----------   ---------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................          --         --             --          --
Net increase (decrease) in net assets.........................       7,311     38,846         43,337     163,065
Net assets beginning of period................................      42,998      4,152        171,315       8,250
                                                                ----------   --------    -----------   ---------
Net assets end of period......................................  $   50,309   $ 42,998    $   214,652   $ 171,315
                                                                ==========   ========    ===========   =========
 Units issued during the period...............................         308        239          1,593       1,064
 Units redeemed during the period.............................         (75)       (14)          (177)        (28)
                                                                ----------   --------    -----------   ---------
 Net units issued (redeemed) during the period................         233        225          1,416       1,036
                                                                ==========   ========    ===========   =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                       Multimanager
                                                                     Large Cap Value
                                                               ----------------------------
                                                                     2008          2007
                                                               --------------- ------------
From operations:
 Net investment income (loss).................................  $     112,277   $   3,357
 Net realized gain (loss).....................................       (247,756)     30,346
 Net change in unrealized appreciation (depreciation).........     (2,433,139)    (36,506)
                                                                -------------   ---------
 Net increase/(decrease) in net assets from operations........     (2,568,618)     (2,803)
                                                                -------------   ---------
Contract transactions:
 Payments received from contract owners.......................        367,971     227,311
 Transfers between subaccounts, net...........................      7,731,522      89,776
 Transfers for contract benefits and terminations.............       (631,368)    (32,408)
                                                                -------------   ---------
Net increase/(decrease) from contract transactions............      7,468,125     284,679
                                                                -------------   ---------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           (158)        158
Net increase (decrease) in net assets.........................      4,899,349     282,034
Net assets beginning of period................................        320,557      38,523
                                                                -------------   ---------
Net assets end of period......................................  $   5,219,906   $ 320,557
                                                                =============   =========
 Units issued during the period...............................        901,047       1,598
 Units redeemed during the period.............................        (92,291)       (146)
                                                                -------------   ---------
 Net units issued (redeemed) during the period................        808,756       1,452
                                                                =============   =========



                                                                     Multimanager              Multimanager
                                                                    Mid Cap Growth             Mid Cap Value
                                                               ------------------------- -------------------------
                                                                   2008         2007         2008         2007
                                                               ------------ ------------ ------------ ------------
From operations:
 Net investment income (loss).................................  $      --    $      --    $   1,649    $      --
 Net realized gain (loss).....................................    (11,595)      10,242      (10,376)      10,865
 Net change in unrealized appreciation (depreciation).........    (74,724)      (9,087)     (87,902)     (16,055)
                                                                ---------    ---------    ---------    ---------
 Net increase/(decrease) in net assets from operations........    (86,319)       1,155      (96,629)      (5,190)
                                                                ---------    ---------    ---------    ---------
Contract transactions:
 Payments received from contract owners.......................    141,967       88,054      231,527      110,205
 Transfers between subaccounts, net...........................      6,374       18,204       62,289       13,383
 Transfers for contract benefits and terminations.............    (27,985)     (10,042)     (35,235)     (14,559)
                                                                ---------    ---------    ---------    ---------
Net increase/(decrease) from contract transactions............    120,356       96,216      258,581      109,029
                                                                ---------    ---------    ---------    ---------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................         --           --           --           --
Net increase (decrease) in net assets.........................     34,037       97,371      161,952      103,839
Net assets beginning of period................................    102,304        4,933      119,053       15,214
                                                                ---------    ---------    ---------    ---------
Net assets end of period......................................  $ 136,341    $ 102,304    $ 281,005    $ 119,053
                                                                =========    =========    =========    =========
 Units issued during the period...............................        855          557        2,352        1,003
 Units redeemed during the period.............................       (168)         (79)        (207)        (308)
                                                                ---------    ---------    ---------    ---------
 Net units issued (redeemed) during the period................        687          478        2,145          695
                                                                =========    =========    =========    =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                        Multimanager
                                                                      Small Cap Growth
                                                               -------------------------------
                                                                     2008         2007 (c )
                                                               --------------- ---------------
From operations:
 Net investment income (loss).................................  $     (43,830)  $    (74,504)
 Net realized gain (loss).....................................       (151,990)     2,673,076
 Net change in unrealized appreciation (depreciation).........     (6,825,859)    (2,030,085)
                                                                -------------   ------------
 Net increase/(decrease) in net assets from operations........     (7,021,679)       568,487
                                                                -------------   ------------
Contract transactions:
 Payments received from contract owners.......................      2,002,751      2,151,837
 Transfers between subaccounts, net...........................       (886,349)      (375,768)
 Transfers for contract benefits and terminations.............     (2,080,062)    (2,715,383)
                                                                -------------   ------------
Net increase/(decrease) from contract transactions............       (963,660)      (939,314)
                                                                -------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           (278)           278
Net increase (decrease) in net assets.........................     (7,985,617)      (370,549)
Net assets beginning of period................................     17,055,382     17,425,931
                                                                -------------   ------------
Net assets end of period......................................  $   9,069,765   $ 17,055,382
                                                                =============   ============
 Units issued during the period...............................        175,625        152,651
 Units redeemed during the period.............................       (278,064)      (221,727)
                                                                -------------   ------------
 Net units issued (redeemed) during the period................       (102,439)       (69,076)
                                                                =============   ============



                                                                     Multimanager               Multimanager
                                                                    Small Cap Value              Technology
                                                               ------------------------- --------------------------
                                                                   2008         2007          2008         2007
                                                               ------------ ------------ ------------- ------------
From operations:
 Net investment income (loss).................................  $     407    $     354    $        --   $      --
 Net realized gain (loss).....................................     (1,716)       7,665             59         445
 Net change in unrealized appreciation (depreciation).........    (55,598)     (20,031)      (171,240)      6,838
                                                                ---------    ---------    -----------   ---------
 Net increase/(decrease) in net assets from operations........    (56,907)     (12,012)      (171,181)      7,283
                                                                ---------    ---------    -----------   ---------
Contract transactions:
 Payments received from contract owners.......................     82,985       77,863        262,392     104,762
 Transfers between subaccounts, net...........................      9,920       43,795         69,686      70,994
 Transfers for contract benefits and terminations.............    (21,734)     (11,755)       (54,646)    (15,613)
                                                                ---------    ---------    -----------   ---------
Net increase/(decrease) from contract transactions............     71,171      109,903        277,432     160,143
                                                                ---------    ---------    -----------   ---------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................         --           --             --          --
Net increase (decrease) in net assets.........................     14,264       97,891        106,251     167,426
Net assets beginning of period................................    101,601        3,710        171,859       4,433
                                                                ---------    ---------    -----------   ---------
Net assets end of period......................................  $ 115,865    $ 101,601    $   278,110   $ 171,859
                                                                =========    =========    ===========   =========
 Units issued during the period...............................        443          497          1,773         787
 Units redeemed during the period.............................        (34)         (23)          (147)        (21)
                                                                ---------    ---------    -----------   ---------
 Net units issued (redeemed) during the period................        409          474          1,626         766
                                                                =========    =========    ===========   =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                        Oppenheimer
                                                                 Global Securities Fund/VA
                                                               -----------------------------
                                                                    2008           2007
                                                               -------------- --------------
From operations:
 Net investment income (loss).................................   $   15,933     $   15,555
 Net realized gain (loss).....................................       75,132        223,931
 Net change in unrealized appreciation (depreciation).........     (953,106)      (134,137)
                                                                 ----------     ----------
 Net increase/(decrease) in net assets from operations........     (862,041)       105,349
                                                                 ----------     ----------
Contract transactions:
 Payments received from contract owners.......................      417,446        468,780
 Transfers between subaccounts, net...........................      (75,781)       (57,676)
 Transfers for contract benefits and terminations.............     (277,126)      (313,433)
                                                                 ----------     ----------
Net increase/(decrease) from contract transactions............       64,539         97,671
                                                                 ----------     ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           --              1
Net increase (decrease) in net assets.........................     (797,502)       203,021
Net assets beginning of period................................    2,084,731      1,881,710
                                                                 ----------     ----------
Net assets end of period......................................   $1,287,229     $2,084,731
                                                                 ==========     ==========
 Units issued during the period...............................       29,155         24,965
 Units redeemed during the period.............................      (25,368)       (20,485)
                                                                 ----------     ----------
 Net units issued (redeemed) during the period................        3,787          4,480
                                                                 ==========     ==========



                                                                           PIMCO                         PIMCO
                                                                  Global Bond (Unhedged)     StocksPLUS Growth and Income
                                                               ----------------------------- -----------------------------
                                                                    2008           2007            2008           2007
                                                               -------------- -------------- --------------- -------------
From operations:
 Net investment income (loss).................................   $   92,006     $   68,992    $     265,735   $  342,479
 Net realized gain (loss).....................................      (22,099)        (5,488)          11,750      278,998
 Net change in unrealized appreciation (depreciation).........     (132,550)       177,202       (2,295,774)    (329,274)
                                                                 ----------     ----------    -------------   ----------
 Net increase/(decrease) in net assets from operations........      (62,643)       240,706       (2,018,289)     292,203
                                                                 ----------     ----------    -------------   ----------
Contract transactions:
 Payments received from contract owners.......................      472,361        470,215          625,403      699,837
 Transfers between subaccounts, net...........................      181,953        (22,726)        (150,809)    (132,612)
 Transfers for contract benefits and terminations.............     (428,909)      (382,072)        (467,009)    (545,039)
                                                                 ----------     ----------    -------------   ----------
Net increase/(decrease) from contract transactions............      225,405         65,417            7,585       22,186
                                                                 ----------     ----------    -------------   ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................       (2,176)         2,176               38           12
Net increase (decrease) in net assets.........................      160,586        308,299       (2,010,666)     314,401
Net assets beginning of period................................    2,803,094      2,494,795        4,744,744    4,430,343
                                                                 ----------     ----------    -------------   ----------
Net assets end of period......................................   $2,963,680     $2,803,094    $   2,734,078   $4,744,744
                                                                 ==========     ==========    =============   ==========
 Units issued during the period...............................       60,760         40,604           53,832       52,926
 Units redeemed during the period.............................      (47,888)       (35,970)         (51,366)     (51,448)
                                                                 ----------     ----------    -------------   ----------
 Net units issued (redeemed) during the period................       12,872          4,634            2,466        1,478
                                                                 ==========     ==========    =============   ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                     The Universal
                                                               Institutional Funds, Inc.
                                                                 Emerging Markets Debt
                                                               --------------------------
                                                                    2008         2007
                                                               ------------- ------------
From operations:
 Net investment income (loss).................................  $    33,437   $  32,498
 Net realized gain (loss).....................................       10,565      12,778
 Net change in unrealized appreciation (depreciation).........     (111,366)    (17,503)
                                                                -----------   ---------
 Net increase/(decrease) in net assets from operations........      (67,364)     27,773
                                                                -----------   ---------
Contract transactions:
 Payments received from contract owners.......................       34,141      32,156
 Transfers between subaccounts, net...........................      (46,207)    (19,784)
 Transfers for contract benefits and terminations.............      (31,086)    (10,394)
                                                                -----------   ---------
Net increase/(decrease) from contract transactions............      (43,152)      1,978
                                                                -----------   ---------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           --          --
Net increase (decrease) in net assets.........................     (110,516)     29,751
Net assets beginning of period................................      491,434     461,683
                                                                -----------   ---------
Net assets end of period......................................  $   380,918   $ 491,434
                                                                ===========   =========
 Units issued during the period...............................        4,424       2,124
 Units redeemed during the period.............................       (6,682)     (2,145)
                                                                -----------   ---------
 Net units issued (redeemed) during the period................       (2,258)        (21)
                                                                ===========   =========



                                                                The Universal Institutional
                                                                        Funds, Inc.              Van Eck Worldwide
                                                                    Global Value Equity                 Bond
                                                               ----------------------------- --------------------------
                                                                    2008           2007          2008          2007
                                                               -------------- -------------- ------------ -------------
From operations:
 Net investment income (loss).................................   $   38,766     $   35,992    $   5,235    $    16,942
 Net realized gain (loss).....................................      103,553        378,298        4,644           (561)
 Net change in unrealized appreciation (depreciation).........     (861,709)      (239,611)      (9,553)         4,952
                                                                 ----------     ----------    ---------    -----------
 Net increase/(decrease) in net assets from operations........     (719,390)       174,679          326         21,333
                                                                 ----------     ----------    ---------    -----------
Contract transactions:
 Payments received from contract owners.......................      110,410        146,622       25,199          8,173
 Transfers between subaccounts, net...........................      119,045         67,542      133,813        (59,169)
 Transfers for contract benefits and terminations.............     (237,198)      (211,753)     (67,574)      (135,288)
                                                                 ----------     ----------    ---------    -----------
Net increase/(decrease) from contract transactions............       (7,743)         2,411       91,438       (186,284)
                                                                 ----------     ----------    ---------    -----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................           --             --           --             --
Net increase (decrease) in net assets.........................     (727,133)       177,090       91,764       (164,951)
Net assets beginning of period................................    1,896,443      1,719,353      130,247        295,198
                                                                 ----------     ----------    ---------    -----------
Net assets end of period......................................   $1,169,310     $1,896,443    $ 222,011    $   130,247
                                                                 ==========     ==========    =========    ===========
 Units issued during the period...............................       49,452         69,735       13,667         11,790
 Units redeemed during the period.............................      (45,900)       (65,539)      (8,893)       (22,791)
                                                                 ----------     ----------    ---------    -----------
 Net units issued (redeemed) during the period................        3,552          4,196        4,774        (11,001)
                                                                 ==========     ==========    =========    ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                     Van Eck Worldwide               Van Eck Worldwide
                                                                      Emerging Markets                  Hard Assets
                                                               ------------------------------ -------------------------------
                                                                     2008           2007            2008            2007
                                                               --------------- -------------- ---------------- --------------
From operations:
 Net investment income (loss).................................  $         --     $    7,652      $   3,206       $   (4,931)
 Net realized gain (loss).....................................      (887,622)     1,531,843         (3,037)         532,576
 Net change in unrealized appreciation (depreciation).........    (2,697,062)        13,930       (483,238)         120,536
                                                                ------------     ----------      -----------     ----------
 Net increase/(decrease) in net assets from operations........    (3,584,684)     1,553,425       (483,069)         648,181
                                                                ------------     ----------      -----------     ----------
Contract transactions:
 Payments received from contract owners.......................       106,753        205,385         80,371           85,998
 Transfers between subaccounts, net...........................      (217,816)      (629,110)      (171,378)        (340,469)
 Transfers for contract benefits and terminations.............    (1,056,233)      (244,107)      (368,250)        (592,865)
                                                                ------------     ----------      -----------     ----------
Net increase/(decrease) from contract transactions............    (1,167,296)      (687,832)      (459,257)        (847,336)
                                                                ------------     ----------      -----------     ----------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L................................            --             --             (5)               5
Net increase (decrease) in net assets.........................    (4,751,980)       885,593       (942,331)        (199,150)
Net assets beginning of period................................     5,821,476      4,935,883      1,238,172        1,437,322
                                                                ------------     ----------      -----------     ----------
Net assets end of period......................................  $  1,069,496     $5,821,476      $ 295,841       $1,238,172
                                                                ============     ==========      ===========     ==========
 Units issued during the period...............................        31,386         51,465         12,043           34,095
 Units redeemed during the period.............................      (141,376)       (89,838)       (26,447)         (51,857)
                                                                ------------     ----------      -----------     ----------
 Net units issued (redeemed) during the period................      (109,990)       (38,373)       (14,404)         (17,762)
                                                                ============     ==========      ===========     ==========

-------
(a) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007. (See Note 6)
(b) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007. (See Note 6)
(c) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007. (See Note 6)
(d) EQ/AllianceBernstein Common Stock was substituted for Dreyfus VIF Appreciation on August 17, 2007. (See Note 6)
(e) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007. (See Note 6)
(f) EQ/Large Cap Value PLUS was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007. (See Note 6)
(g) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007. (See Note 6)
(h) EQ/Van Kampen Real Estate was substituted for Van Kampen UIF U.S. Real Estate on August 17, 2007. (See Note 6)
(i) Fidelity VIP Contrafund was substituted for Fidelity VIP Growth on August 17, 2007. (See Note 6)
(j) Fidelity VIP Contrafund was substituted for UIF Equity Growth on August 17, 2007. (See Note 6)
(k) EQ/Large Cap Value PLUS was substituted for Old Mutual Select Value on November 16, 2007. (See Note 6)
(l) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007. (See Note 6)
(m) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007. (See Note 6)
(n) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007. (See Note 6)
(o) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007. (See Note 6)
(p) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007. (See Note 6)
(q) EQ/Mid Cap Index was substituted for AIM V.I. MidCap Core Equity on November 16, 2007. (See Note 6)
(r) EQ/JPMorgan Core Bond was substituted for Janus Aspen Series Flexible Bond on November 16, 2007. (See Note 6)
(s) EQ/JPMorgan Core Bond was substituted for UIF Core Plus Fixed Income on November 16, 2007. (See Note 6)
(t) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007. (See Note 6)

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

(u) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007. (See Note 6)
(v) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007. (See Note 6)
(w) Franklin Income Securities was substituted for MFS Total Return on November 16, 2007. (See Note 6)
(x) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007. (See Note 6)
(y)  Units were made available for sale on April 27, 2007.
(z)  Units were made available for sale on August 17, 2007.


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


1.  Organization and Business

    MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona. On July 8, 2004 AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY Life Insurance Company ("MONY") and MONY America), upon which MONY America became a wholly-owned subsidiary of AXA Financial.

    The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Policies, which include MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Master, MONY Custom Estate Master, MONY Variable Universal Life and Incentive LifeSM Legacy), and Survivorship Variable Universal Life (collectively the "Variable Life Policies"). These policies are issued by MONY America, which is a wholly- owned subsidiary of MONY.

    There are ninety-two MONY America Variable Life subaccounts within the Variable Account, and each invests in only a corresponding portfolio of AIM Variable Insurance Funds, AXA Premier VIP Trust ("VIP"), Dreyfus Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products
    (VIP), Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., or Van Eck Worldwide Insurance Trust, collectively (the "Funds"). The Funds are registered under the 1940 Act as open-end, management investment companies. Prior to July 9, 2004, the Variable Account invested in the MONY Series Fund (the "Fund") and Enterprise Accumulation Trust (the "Trust").

    Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from MONY America. The assets of the Variable Account are the property of MONY America. However, the portion of the Variable Account's assets attributable to the Variable Life Policies will not be charged with liabilities arising out of other business MONY America may conduct.

    The Variable Account consists of the following variable investment options:

    o AIM V.I. Financial Services
    o AIM V.I. Global Health Care
    o AIM V.I. Technology
    o All Asset Allocation
    o AXA Aggressive Allocation
    o AXA Conservative Allocation
    o AXA Conservative-Plus Allocation
    o AXA Moderate Allocation
    o AXA Moderate-Plus Allocation
    o Dreyfus Stock Index Fund, Inc.
    o EQ/AllianceBernstein Common Stock
    o EQ/AllianceBernstein Intermediate Government Securities
    o EQ/AllianceBernstein International
    o EQ/AllianceBernstein Small Cap Growth
    o EQ/Ariel Appreciation II
    o EQ/AXA Rosenberg Value Long/Short Equity
    o EQ/BlackRock Basic Value Equity
    o EQ/BlackRock International Value
    o EQ/Bond Index
    o EQ/Boston Advisors Equity Income
    o EQ/Calvert Socially Responsible
    o EQ/Capital Guardian Growth
    o EQ/Capital Guardian Research
    o EQ/Caywood-Scholl High Yield Bond
    o EQ/Equity 500 Index
    o EQ/Evergreen International Bond
    o EQ/Evergreen Omega
    o EQ/GAMCO Mergers and Acquisitions
    o EQ/GAMCO Small Company Value
    o EQ/Government Securities
    o EQ/International Core PLUS(6)
    o EQ/International Growth
    o EQ/JPMorgan Core Bond
    o EQ/JPMorgan Value Opportunities
    o EQ/Large Cap Core PLUS(7)
    o EQ/Large Cap Growth Index(1)
    o EQ/Large Cap Growth PLUS(8)
    o EQ/Large Cap Value Index(5)
    o EQ/Large Cap Value PLUS(3)
    o EQ/Long Term Bond
    o EQ/Lord Abbett Growth and Income
    o EQ/Lord Abbett Large Cap Core
    o EQ/Lord Abbett Mid Cap Value
    o EQ/Marsico Focus
    o EQ/Mid Cap Index(4)
    o EQ/Mid Cap Value PLUS(9)
    o EQ/Money Market
    o EQ/Montag & Caldwell Growth
    o EQ/PIMCO Real Return
    o EQ/Quality Bond PLUS(2)
    o EQ/Short Duration Bond
    o EQ/Small Company Index
    o EQ/T. Rowe Price Growth Stock
    o EQ/UBS Growth and Income
    o EQ/Van Kampen Comstock
    o EQ/Van Kampen Emerging Markets Equity

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


1.  Organization and Business (Continued)

    o EQ/Van Kampen Mid Cap Growth
    o EQ/Van Kampen Real Estate
    o Fidelity VIP Asset Manager
    o Fidelity VIP Contrafund(R)
    o Fidelity VIP Growth and Income
    o Franklin Income Securities
    o Franklin Rising Dividends Securities
    o Franklin Zero Coupon 2010
    o Janus Aspen Series Balanced
    o Janus Aspen Series Forty
    o Janus Aspen Series International Growth
    o Janus Aspen Series Mid Cap Growth
    o Janus Aspen Series Mid Cap Value
    o Janus Aspen Series Worldwide Growth
    o MFS(R) Utilities Series
    o Multimanager Aggressive Equity
    o Multimanager Core Bond
    o Multimanager Health Care
    o Multimanager High Yield
    o Multimanager International Equity
    o Multimanager Large Cap Core Equity
    o Multimanager Large Cap Growth
    o Multimanager Large Cap Value
    o Multimanager Mid Cap Growth
    o Multimanager Mid Cap Value
    o Multimanager Small Cap Growth
    o Multimanager Small Cap Value
    o Multimanager Technology
    o Oppenheimer Global Securities Fund/VA
    o PIMCO Global Bond (Unhedged)
    o PIMCO StocksPLUS Growth and Income
    o The Universal Institutional Funds, Inc. Emerging Markets Debt
    o The Universal Institutional Funds, Inc. Global Value Equity
    o Van Eck Worldwide Bond
    o Van Eck Worldwide Emerging Markets
    o Van Eck Worldwide Hard Assets

    ----------
     (1) Formerly known as EQ/AllianceBernstein Large Cap Growth
     (2) Formerly known as EQ/AllianceBernstein Quality Bond
     (3) Formerly known as EQ/AllianceBernstein Value
     (4) Formerly known as EQ/FI Mid Cap
     (5) Formerly known as EQ/Legg Mason Value Equity
     (6) Formerly known as MarketPLUS International Core
     (7) Formerly known as MarketPLUS Large Cap Core
     (8) Formerly known as MarketPLUS Large Cap Growth
     (9) Formerly known as MarketPLUS Mid Cap Value

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


1.  Organization and Business (Concluded)

    Each of the variable investment options of the Variable Account bears indirectly exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the contractowners.


2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
    (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Effective January 1, 2008, and as further described in Note 3 of the financial statements, AXA Equitable adopted SFAS No. 157, "Fair Value Measurements." SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair measurements that are already required or permitted by other accounting standards. Fair value is defined under SFAS No. 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset in an orderly transaction between market participants on the measurement date. The adoption of SFAS No. 157 had no impact on the net assets of the Variable Account.

    Investments:

    The investment in shares of each of the respective Funds is stated at value, which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the EQ/Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

    Due to and Due From:

    Amounts due to/from MONY America and amounts due to/from respective funds generally represent premiums, surrenders and death benefits, as well as amounts transferred among the various funds by contractowners.

    Investment Transactions and Investment Income:

    Investments in the Funds are recorded on the trade date. Dividend income and net realized gain distributions are recorded on the ex-dividend date. Dividends and distributions received are reinvested in additional shares of the Funds. Realized gains and losses include: (1) gains and losses on the redemptions of investments in the Funds (determined on the identified cost basis), and (2) distributions representing the net realized gains on investments transactions.

    Contract Payments and Transfers:

    Payments received from contractowners represent contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the Guaranteed Interest Account with Market Value Adjustment, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes.

    Transfers between funds including the Guaranteed Interest Account with Market Value Adjustment, net, are amounts that contractowners have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any variable investment option may not be less than the aggregate value of the contractowner accounts allocated to that variable investment option. MONY America is required by state insurance law to set aside additional assets in MONY America's General Account to provide for other policy benefits. MONY America's General Account is subject to creditor rights.

    Transfers for contract benefits and terminations are payments to contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract maintenance charges are administrative charges and cost of insurance charges, if applicable.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


2.  Significant Accounting Policies (Concluded)

    Taxes:

    The operations of the Variable Account are included in the federal income tax return of MONY America, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income, or realized and unrealized capital gains, is currently applicable to the Variable Life Policies participating in the Variable Account by reasons of applicable provisions of the Internal Revenue Code, and no federal income tax payable by MONY America is expected to affect the unit values of Variable Life Policies participating in the Variable Account. Accordingly, no provision for income taxes is required. However, MONY America retains the right to charge for any federal income tax, which is attributable to the Variable Account, if the law is changed.


3.  Fair Value Disclosures:

    SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS No. 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

    Level 1 Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

    Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

    Level 3 Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

    All investment and receivable assets of each variable investment option of the Variable Account are classified as Level 1. As described in Note 1 to the financial statements, the Variable Account invests in open-ended mutual funds, available to contractholders of variable insurance policies. Contractholders may, without restriction, transact at the daily Net Asset Value(s) (NAV) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

    As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008, are presented.


4.  Related Party Transactions

    Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

    The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the policy in each subaccount ("fund value") to compensate MONY America. MONY America may impose a surrender charge when the contractowners request a full or partial surrender. These deductions are treated as contractowner redemptions by the Variable Account.

    Investment Manager and Advisors:

    The Variable Account assets of each variable investment option are invested in shares of the corresponding mutual fund portfolios of the EQAT and VIP Trusts. Shares are offered by the trust at net asset value. Shares which the variable investment options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (here in, the "Rule 12b-1") adopted by EQAT and VIP Trusts. Rule 12b-1 provides that the EQAT and VIP Trusts, on behalf of each variable portfolio may charge a maximum annual distribution and/or service 12b-1 fee of 0.50% of the average daily net assets of the portfolio attributable to its Class B shares in respect to the activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Funds and the total returns of the investment options, but are not included in the expense or expense ratios of the investment options.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


4.  Related Party Transactions (Concluded)

    AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial, serves as investment manager of portfolios of EQAT and VIP. Investment managers either oversee the activities of the investment advisors with respect to EQAT and VIP, and are responsible for retaining and discontinuing the service of those advisors, or directly managing the portfolios. Fees generally vary depending on net asset levels of individual portfolios, and range, for EQAT and VIP, from a low of 0.10% to a high of 1.40% of the average daily net assets of the portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the portfolios, including the fees of the advisors of each portfolio.

    AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/Alliance Portfolios; EQ/Large Cap Value PLUS, EQ/Equity 500 Index, and EQ/Small Company Index, as well as a portion of Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Growth, Multimanager Large Cap Value, Multimanager Mid Cap Growth, Multimanager Technology. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial.

    Contract Distribution and Principal Underwriter:

    AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") are distributors and principal underwriters of the Variable Life Policies and the Variable Account. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

    The Variable Life Policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life Policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


5.  Investment Transactions

    Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2008 were as follows:



                                                                                                Proceeds from
          MONY America Variable Account L Subaccounts:             Cost of Shares Acquired     Shares Redeemed
---------------------------------------------------------------   -------------------------   ----------------
AIM V.I. Financial Services....................................          $    89,012             $    67,394
AIM V.I. Global Health Care....................................              275,110                 214,376
AIM V.I. Technology............................................               23,830                  68,161
All Asset Allocation...........................................           14,913,998              17,442,651
AXA Aggressive Allocation......................................            6,626,445                 472,222
AXA Conservative Allocation....................................            1,009,636                 228,337
AXA Conservative-Plus Allocation...............................            1,697,011                 401,137
AXA Moderate Allocation........................................            8,222,690                 435,406
AXA Moderate-Plus Allocation...................................           20,659,828               1,002,704
Dreyfus Stock Index Fund, Inc..................................            5,096,991              16,557,307
EQ/AllianceBernstein Common Stock..............................            1,020,130                 225,926
EQ/AllianceBernstein Intermediate Government Securities........              180,386                  26,943
EQ/AllianceBernstein International.............................            4,240,983               1,054,712
EQ/AllianceBernstein Small Cap Growth..........................              804,542                 427,247
EQ/Ariel Appreciation II.......................................               35,619                   1,528
EQ/AXA Rosenberg Value Long/Short Equity.......................               38,705                  15,691
EQ/BlackRock Basic Value Equity................................              697,434                 179,342
EQ/BlackRock International Value...............................            1,529,002               3,757,949
EQ/Bond Index..................................................           12,100,134               2,390,374
EQ/Boston Advisors Equity Income...............................            4,095,097              13,107,958
EQ/Calvert Socially Responsible................................              327,534                 372,106
EQ/Capital Guardian Growth.....................................              384,280               6,971,572
EQ/Capital Guardian Research...................................              949,387               1,286,836
EQ/Caywood-Scholl High Yield Bond..............................            2,243,791               2,616,608
EQ/Equity 500 Index............................................            1,312,521                  78,937
EQ/Evergreen International Bond................................              590,438                 123,199
EQ/Evergreen Omega.............................................               53,711                  14,330
EQ/GAMCO Mergers and Acquisitions..............................              126,127                  40,605
EQ/GAMCO Small Company Value...................................           11,503,060              16,254,258
EQ/Government Securities.......................................            2,961,143               5,378,524
EQ/International Core PLUS.....................................              212,584                  15,799
EQ/International Growth........................................            3,494,566               4,384,761
EQ/JPMorgan Core Bond..........................................            3,690,000              26,798,794
EQ/JPMorgan Value Opportunities................................              114,091                  11,155
EQ/Large Cap Core PLUS.........................................               27,908                     646
EQ/Large Cap Growth Index......................................              207,749                   7,746
EQ/Large Cap Growth PLUS.......................................              246,610                  64,325
EQ/Large Cap Value Index.......................................              100,501                  12,172
EQ/Large Cap Value PLUS........................................            1,477,153               3,368,458
EQ/Long Term Bond..............................................            2,148,915               2,077,680
EQ/Lord Abbett Growth and Income...............................            1,402,221               1,388,678
EQ/Lord Abbett Large Cap Core..................................               78,144                   8,442
EQ/Lord Abbett Mid Cap Value...................................            2,553,482               4,610,179
EQ/Marsico Focus...............................................            2,634,009               2,410,677
EQ/Mid Cap Index...............................................            1,296,659                 688,265
EQ/Mid Cap Value PLUS..........................................              319,472                 101,813
EQ/Money Market................................................           37,321,140              42,648,266
EQ/Montag & Caldwell Growth....................................            8,217,498              12,011,225
EQ/PIMCO Real Return...........................................            4,069,772               2,546,846
EQ/Quality Bond PLUS...........................................              385,110                  52,553

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


5.  Investment Transactions (Concluded)


                                                                                                      Proceeds from
             MONY America Variable Account L Subaccounts:                Cost of Shares Acquired     Shares Redeemed
---------------------------------------------------------------------   -------------------------   ----------------
EQ/Short Duration Bond...............................................          $   232,648             $   204,698
EQ/Small Company Index...............................................            1,329,605               2,100,949
EQ/T. Rowe Price Growth Stock........................................           10,947,229              10,734,361
EQ/UBS Growth and Income.............................................            3,234,363               4,369,789
EQ/Van Kampen Comstock...............................................               81,247                   4,901
EQ/Van Kampen Emerging Markets Equity................................            1,904,339                 318,222
EQ/Van Kampen Mid Cap Growth.........................................            2,150,060               3,037,741
EQ/Van Kampen Real Estate............................................            2,025,162               2,380,817
Fidelity VIP Asset Manager...........................................               85,347                 160,909
Fidelity VIP Contrafund(R)...........................................            8,169,788              11,094,822
Fidelity VIP Growth and Income.......................................              331,725               1,055,518
Franklin Income Securities...........................................            3,959,037               5,365,681
Franklin Rising Dividends Securities.................................              145,310                 113,095
Franklin Zero Coupon 2010............................................               54,363                  36,212
Janus Aspen Series Balanced..........................................            2,391,291               2,216,306
Janus Aspen Series Forty.............................................            4,981,092               6,670,278
Janus Aspen Series International Growth..............................            3,605,684               4,501,931
Janus Aspen Series Mid Cap Growth....................................            3,529,635               3,502,075
Janus Aspen Series Mid Cap Value.....................................              418,144               1,601,543
Janus Aspen Series Worldwide Growth..................................            2,502,535               3,284,942
MFS(R) Utilities Series..............................................            1,149,888                 985,089
Multimanager Aggressive Equity.......................................               98,747                  20,150
Multimanager Core Bond...............................................           11,394,531               1,077,368
Multimanager Health Care.............................................              209,908                  43,648
Multimanager High Yield..............................................              852,692                 340,991
Multimanager International Equity....................................              399,716                  16,443
Multimanager Large Cap Core Equity...................................               44,052                   8,065
Multimanager Large Cap Growth........................................              184,221                  22,724
Multimanager Large Cap Value.........................................            8,252,327                 654,461
Multimanager Mid Cap Growth..........................................              146,692                  24,587
Multimanager Mid Cap Value...........................................              286,649                  23,254
Multimanager Small Cap Growth........................................            2,485,668               3,440,997
Multimanager Small Cap Value.........................................               78,443                   6,295
Multimanager Technology..............................................              305,046                  27,614
Oppenheimer Global Securities Fund/VA................................              623,419                 425,147
PIMCO Global Bond (Unhedged).........................................            1,075,586                 760,351
PIMCO StocksPLUS Growth and Income...................................              918,170                 644,812
The Universal Institutional Funds, Inc. Emerging Markets Debt........              137,377                 127,795
The Universal Institutional Funds, Inc. Global Value Equity..........            1,063,224                 572,428
Van Eck Worldwide Bond...............................................              254,027                 157,354
Van Eck Worldwide Emerging Markets...................................            2,543,415               1,679,500
Van Eck Worldwide Hard Assets........................................              742,704               1,023,229

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


6.  Substitutions/Reorganizations

    The following table sets forth the dates at which substitution and reorganization transactions took place in the Variable Account. For accounting purposes, these transactions were considered tax-free exchanges.
    * denotes Reorganization Transaction + denotes Substitution Transaction

    There were no portfolio substitutions or reorganizations in 2008.



------------------------------------------------------------------------------------------------------------------
 November 16, 2007                       Removed Portfolio           Class       Surviving Portfolio     Class
------------------------------------------------------------------------------------------------------------------
                                                                                 EQ/BlackRock
                                         AIM V. I. Basic Value+      Series 1   Basic Value Equity+      B
------------------------------------------------------------------------------------------------------------------
Shares                                       61,874                                  48,649
Value                                   $     13.50                             $     17.17
Net assets before merger                $   835,303                             $        --
Net assets after merger                 $        --                             $   835,303
------------------------------------------------------------------------------------------------------------------
                                         AIM V.I. MidCap
                                        Core Equity+                 Series 1    EQ/FI Mid Cap+          A
------------------------------------------------------------------------------------------------------------------
Shares                                       29,372                                 293,191
Value                                   $     14.65                             $     11.51
Net assets before merger                $   430,302                             $ 2,944,324
Net assets after merger                 $        --                             $ 3,374,626
------------------------------------------------------------------------------------------------------------------
                                         Alger American Balanced     0
                                        MFS Total Return            Initial
                                        T. Rowe Price Personal      *            Franklin Income
                                        Strategy Balanced+                      Securities+              2
------------------------------------------------------------------------------------------------------------------
Shares-Alger American Balanced              249,299                                      --
Shares-MFS Total Return                     201,059                                      --
Shares-T. Rowe Price Personal Strategy
Balanced                                    121,387                                      --
Shares-Franklin Income Securities                --                                 693,575
Value-Alger American Balanced           $     14.47                                      --
Value-MFS Total Return                  $     21.63                                      --
Value-T. Rowe Price Personal Strategy
Balanced                                $     20.51                                      --
Value-Franklin Income Securities        $        --                             $     17.17
Net assets before merger                $10,445,906                             $ 1,462,770
Net assets after merger                 $        --                             $11,908,676
------------------------------------------------------------------------------------------------------------------
                                         Alger American                          EQ/Van Kampen
                                        MidCap Growth+               0          Mid Cap Growth+          A
------------------------------------------------------------------------------------------------------------------
Shares                                      478,710                                 746,611
Value                                   $     22.44                             $     16.24
Net assets before merger                $10,742,247                             $ 1,382,721
Net assets after merger                 $        --                             $12,124,968
------------------------------------------------------------------------------------------------------------------
                                         Dreyfus IP Small                        EQ/Small
                                        Cap Stock Index+             Service    Company Index+           A
------------------------------------------------------------------------------------------------------------------
Shares                                      322,820                                 448,866
Value                                   $     17.77                             $     12.78
Net assets before merger                $ 5,736,512                             $        --
Net assets after merger                 $        --                             $ 5,736,512
------------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


6. Substitutions/Reorganizations (Continued)


----------------------------------------------------------------------------------------------------------------------------
 November 16, 2007                        Removed Portfolio            Class           Surviving Portfolio         Class
----------------------------------------------------------------------------------------------------------------------------
                                          Fidelity VIP                 Initial &
                                          Growth Opportunities         Service         EQ/Capital
                                          Oppenheimer Main Street+     Service         Guardian Research+           A
----------------------------------------------------------------------------------------------------------------------------
Shares-Fidelity VIP Growth Opportunities
(Service Class)                                92,704                                           --
Shares-Fidelity VIP Growth Opportunities
(Initial Class)                                22,108                                           --
Shares-Oppenheimer Main Street                 27,268                                           --
Shares-EQ/Capital Guardian Research                --                                      219,715
Value-Fidelity VIP Growth Opportunities
(Service Class)                           $     21.55                                           --
Value-Fidelity VIP Growth Opportunities
(Initial Class)                           $     21.59                                           --
Value-Oppenheimer Main Street             $     25.18                                           --
Value-EQ/Capital Guardian Research                                                     $     14.39
Net assets before merger                  $ 3,161,696                                  $        --
Net assets after merger                   $        --                                  $ 3,161,696
----------------------------------------------------------------------------------------------------------------------------
                                          Janus Aspen Series
                                          Flexible Bond                Institutional
                                          UIF Core Plus Fixed          & Service
                                          Income+                      1                EQ/JPMorgan Core Bond+      A
----------------------------------------------------------------------------------------------------------------------------
Shares-Janus Aspen Series Flexible Bond-
Service Class                                  89,221                                           --
Shares-Janus Aspen Series Flexible Bond-
Institutional Class                           684,404                                           --
Shares-UIF Core Plus Fixed Income           1,218,827                                           --
Shares-EQ/JPMorgan Core Bond                                                             2,817,817
Value-Janus Flexible Bond-Service Class   $     12.26                                           --
Value-Janus Flexible Bond-Institutional
Shares                                    $     11.62                                           --
Value-UIF Core Plus Fixed Income          $     11.53                                           --
Value-EQ/JPMorgan Core Bond               $        --                                  $     11.30
Net assets before merger                  $23,099,705                                  $ 8,741,627
Net assets after merger                   $        --                                  $31,841,332
----------------------------------------------------------------------------------------------------------------------------
                                          Old Mutual Select Value      Insurance       EQ/AllianceBernstein
                                          UIF Value+                   1               Value+                       A
----------------------------------------------------------------------------------------------------------------------------
Shares-Old Mutual Select Value                 70,859                                           --
Shares-UIF Value                              806,089                                           --
Shares-EQ/AllianceBernstein Value                                                          784,574
Value-Old Mutual Select Value             $     18.27                                           --
Value-UIF Value                           $     13.49                                           --
Value-EQ/AllianceBernstein Value          $        --                                  $     15.51
Net asset before merger                   $12,168,737                                           --
Net assets after merger                   $        --                                  $12,168,737
----------------------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


6. Substitutions/Reorganizations (Continued)


----------------------------------------------------------------------------------------------------------------------------
 November 16, 2007         Removed Portfolio      Class    Surviving Portfolio      Class
----------------------------------------------------------------------------------------------------------------------------
                           T. Rowe Price                   EQ/Boston Advisors
                           Equity Income+          *       Equity Income+            A
----------------------------------------------------------------------------------------------------------------------------
Shares                         986,932                       3,467,450
Value                      $     24.98                     $      7.11
Net assets before merger   $24,653,572                              --
Net assets after merger    $        --                     $24,653,572
----------------------------------------------------------------------------------------------------------------------------
                           T. Rowe Price New               EQ/Capital Guardian
                           America Growth+         *       Growth+                   A
----------------------------------------------------------------------------------------------------------------------------
Shares                         328,285                         525,212
Value                      $     24.27                     $     15.17
Net assets before merger   $ 7,967,471                     $        --
Net assets after merger    $        --                     $ 7,967,471
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
August 17, 2007            Removed Portfolio              Class        Surviving Portfolio           Class
----------------------------------------------------------------------------------------------------------------------------
                                                                       EQ/AllianceBernstein
                           Dreyfus VIF Appreciation+      Initial      Common Stock+                  A
----------------------------------------------------------------------------------------------------------------------------
Shares                          11,230                                      24,020
Value                      $     43.29                                 $     20.24
Net assets before merger   $   486,161                                 $        --
Net assets after merger    $        --                                 $   486,161
----------------------------------------------------------------------------------------------------------------------------
                                                          Initial &                                  Initial &
                           Fidelity VIP Growth+           Service      Fidelity VIP Contrafund+      Service
----------------------------------------------------------------------------------------------------------------------------
Shares-Initial                  45,101                                     611,330
Shares-Service                 249,055                                     867,243
Value-Initial              $     39.71                                 $     33.03
Value-Service              $     39.57                                 $     32.91
Net assets before merger   $11,646,078                                 $37,087,097
Net assets after merger    $        --                                 $48,733,175
----------------------------------------------------------------------------------------------------------------------------
                                                                       EQ/Van Kampen
                           MFS Mid Cap Growth+            Initial      Mid Cap Growth+                A
----------------------------------------------------------------------------------------------------------------------------
Shares                         167,706                                      82,998
Value                      $      7.28                                 $     14.71
Net assets before merger   $ 1,220,898                                 $        --
Net assets after merger    $        --                                 $ 1,220,898
----------------------------------------------------------------------------------------------------------------------------
                                                                       EQ/AllianceBernstein
                           MFS New Discovery+             Initial      Small Cap Growth+              A
----------------------------------------------------------------------------------------------------------------------------
Shares                          45,816                                      44,011
Value                      $     17.07                                 $     17.77
Net assets before merger   $   782,083                                 $        --
Net assets after merger    $        --                                 $   782,083
----------------------------------------------------------------------------------------------------------------------------
                           UIF Equity Growth+             1            Fidelity VIP Contrafund+      Initial
----------------------------------------------------------------------------------------------------------------------------
Shares                           5,710                                     560,141
Value                      $     17.55                                 $     33.03
Net assets before merger   $   100,209                                 $18,401,245
Net assets after merger    $        --                                 $18,501,454
----------------------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


6. Substitutions/Reorganizations (Concluded)


--------------------------------------------------------------------------------------------------------
 August 17, 2007           Removed Portfolio             Class    Surviving Portfolio          Class
--------------------------------------------------------------------------------------------------------
                                                                  EQ/Van Kampen Real
                           UIF U.S. Real Estate+          1       Estate+                       A
--------------------------------------------------------------------------------------------------------
Shares                        373,000                                984,998
Value                      $    24.11                             $     9.13
Net assets before merger   $8,993,027                             $       --
Net assets after merger    $       --                             $8,993,027
--------------------------------------------------------------------------------------------------------
                           EQ/AllianceBernstein                   EQ/AllianceBernstein
                           Growth and Income*             B       Value*                        B
--------------------------------------------------------------------------------------------------------
Shares                         16,415                                 53,853
Value                      $    19.21                             $    16.27
Net assets before merger   $  315,330                             $  560,854
Net assets after merger    $       --                             $  876,184
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
 July 6, 2007              Removed Portfolio             Class    Surviving Portfolio          Class
--------------------------------------------------------------------------------------------------------
                           EQ/Capital Guardian U.S.               EQ/Capital Guardian
                           Equity*                       B        Research*                    B
--------------------------------------------------------------------------------------------------------
Shares                       2,239                                   2,795
Value                      $ 12.05                                $  15.08
Net assets before merger   $26,975                                $ 15,166
Net assets after merger    $    --                                $ 42,141
--------------------------------------------------------------------------------------------------------
                           EQ/Janus Large Cap                     EQ/T. Rowe Price Growth
                           Growth*                       B        Stock*                       B
--------------------------------------------------------------------------------------------------------
Shares                       1,423                                     881
Value                      $  7.62                                $  23.21
Net assets before merger   $10,844                                $  9,599
Net assets after merger    $    --                                $ 20,443
--------------------------------------------------------------------------------------------------------
                           EQ/Wells Fargo
                           Montgomery                             Multimanager Small Cap
                           Small Cap*                    B        Growth*                      B
--------------------------------------------------------------------------------------------------------
Shares                       5,402                                  10,037
Value                      $ 14.94                                $  10.65
Net assets before merger   $80,708                                $ 26,186
Net assets after merger    $    --                                $106,894
--------------------------------------------------------------------------------------------------------

    * The fund does not specify a share class.

    Effective April 30, 2007, Dreyfus VIF Small Company Stock was removed from the Variable Account as a variable investment option. Contract owners were notified prior to the removal of the variable investment option and were given the opportunity to reallocate amounts in Dreyfus VII Small Company Stock among the other variable investment options in the Variable Account. Any amounts remaining in the variable investment option on April 30, 2007 were defaulted to EQ/Money Market.


7.  Financial Highlights

    The Variable Life Policies have unique combinations of features and fees that are charged against the contractowner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

    Financial highlights for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are presented respectively in the same table. Upon the adoption of the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies for the year ended December 31, 2003, which requires the disclosure of

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7.  Financial Highlights (Continued)

    ranges for certain financial highlight information, the range of expense ratios was presented only for those product designs that had units outstanding during the year. For the year ended December 31, 2004 and going forward, the range of expense ratios is presented across all product designs offered within each subaccount. Therefore, the expense ratios presented in the financial highlights may include product designs that did not have units outstanding during the year, but were available to contractowners within each subaccount.

    The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, unit values may fall outside of the ranges presented in the financial highlights.

    Contractowner Charges:

    There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

    The charges below are the current annual charges deducted from the net assets of the subaccounts, or from the fund value. Higher charges may be permitted under the terms of the various policies.

    Mortality & Expense Risk Charge: This charge is deducted daily from the net assets of the subaccounts, and ranges from a low of 0% to a high of 0.75%. The Incentive Life Legacy and MONY Corporate Sponsored Variable Universal Life are deducted from the fund value.

    Monthly per $1,000 Specified Amount Charge: This charge is deducted over a number of years from the fund value, depending upon the provisions of the Variable Life Policies. Generally, this charge grades to zero based on a schedule, as defined in the Variable Life Policies, and is a percentage or dollar value of the Specified Amount. This charge varies based on a number of factors, including issue age, gender and risk class.

    Administrative Charge: The charge is deducted monthly from the fund value, based on a specific amount of the policy. The charge ranges from a low of $5 to a high of $31.50.

    Cost of Insurance: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

    Transfer Charge: MONY America does not currently assess this charge, but reserves the right to impose a transfer charge for each transfer requested by the contractowner.

    Partial Surrender Charge: This charge is assessed when a contractowner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $10 to a high of $25.

    Surrender Charge: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

    Medical Underwriting Charge: The charge is a flat fee of $5, and deducted monthly from fund value for the three policy years on policies that were issued on a medically underwritten basis.

    Guaranteed Issue Charge: This charge is applicable only to Corporate Sponsored Variable Universal Life contractowners. The charge is a flat fee of $3, and deducted monthly from fund value for the three policy years on policies that were issued on a guaranteed issue basis.

    Reinstatement Fee: This charge is applicable only to Corporate Sponsored Variable Universal Life contractowners, and is deducted at the time the policy is reinstated. The charge is $150.

    Loan interest rate spread: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 0.75% depending on the policy year.

    Illustration Projection Report Charge: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7.  Financial Highlights (Continued)


                                                                                   At December 31,
                                                       ------------------------------------------------------------------------
                                                                                        Units
                                                                                     Outstanding
                                                       ------------------------------------------------------------------------
                                                           2008           2007           2006           2005           2004
                                                       ------------   ------------   ------------   ------------   ------------
AIM V.I. Financial Services...........................     25,596         25,386         24,344         24,885         22,484
AIM V.I. Global Health Care...........................     50,599         57,410         57,268         56,716         48,255
AIM V.I. Technology...................................     12,600         17,425         16,469         16,815         11,137
All Asset Allocation (e)..............................  4,220,622      4,557,493      4,911,337      5,284,500      5,509,579
AXA Aggressive Allocation (t).........................    110,148         47,874          1,604             --             --
AXA Conservative Allocation(t)........................     30,961          1,251              7             --             --
AXA Conservative-Plus Allocation (t)..................     32,872         12,493             54             --             --
AXA Moderate Allocation (t)...........................    253,104         74,700          1,805             --             --
AXA Moderate-Plus Allocation (t)......................    479,102        176,828          4,162             --             --
Dreyfus Stock Index Fund, Inc.........................  3,395,551      4,239,431      5,170,800      4,991,017      5,287,785
EQ/AllianceBernstein Common Stock (t) (x).............     31,699         30,314            594             --             --
EQ/AllianceBernstein Intermediate Government
Securities (as).......................................      1,935            614             --             --             --
EQ/AllianceBernstein International (r) (t)............    311,841        196,408        434,580             --             --
EQ/AllianceBernstein Small Cap Growth (t) (y).........     54,133         55,464             50             --             --
EQ/Ariel Appreciation II (t)..........................        511            148              2             --             --
EQ/AXA Rosenberg Value Long/Short Equity (as).........        361            151             --             --             --
EQ/BlackRock Basic Value Equity (t) (af)..............     64,235         56,733             50             --             --
EQ/BlackRock International Value (j) (t)..............    406,057        592,484        631,868             --             --
EQ/Bond Index.........................................    871,160        313,108        451,053        524,306        881,866
EQ/Boston Advisors Equity Income (a) (ag).............  1,428,805      2,046,743        816,030        793,136        640,936
EQ/Calvert Socially Responsible (c) (i)...............    214,648        222,571        221,898         25,267             --
EQ/Capital Guardian Growth (t) (ah)...................     25,897        580,146            236             --             --
EQ/Capital Guardian Research (d) (v) (ai) (aj)........    367,531        438,622        180,664        186,997             --
EQ/Caywood-Scholl High Yield Bond.....................    533,707        600,210        660,054        771,737        908,434
EQ/Equity 500 Index (t)...............................     19,703          7,835            330             --             --
EQ/Evergreen International Bond (t)...................      4,191            868             96             --             --
EQ/Evergreen Omega (t)................................        657            238              1             --             --
EQ/GAMCO Mergers and Acquisitions.....................      2,076          1,448            167             --             --
EQ/GAMCO Small Company Value..........................  2,103,985      2,332,537      2,561,256      2,734,826      2,843,564
EQ/Government Securities..............................    631,215        815,305        905,605      1,047,706      1,092,052
EQ/International Core PLUS (t)........................      1,988            615             15             --             --
EQ/International Growth...............................  1,155,158      1,259,597      1,270,605      1,214,713      1,215,729
EQ/JPMorgan Core Bond (o) (t) (al) (am)...............    675,319      2,395,611      1,045,020             --             --
EQ/JPMorgan Value Opportunities (t)...................      1,232            393             15             --             --
EQ/Large Cap Core PLUS (t)............................        431            123              6             --             --
EQ/Large Cap Growth Index (t).........................      3,981          1,151             21             --             --
EQ/Large Cap Growth PLUS (t)..........................      1,780            640             34             --             --
EQ/Large Cap Value Index (t)..........................      1,861            710             88             --             --
EQ/Large Cap Value PLUS (t) (z) (ae)..................    496,854        691,063            616             --             --
EQ/Long Term Bond.....................................    491,855        524,081        637,727        677,355      1,003,294
EQ/Lord Abbett Growth and Income (l) (t)..............    492,785        508,655        494,366             --             --
EQ/Lord Abbett Large Cap Core (t).....................        857            252             13             --             --
EQ/Lord Abbett Mid Cap Value (m) (t)..................    651,923        893,167        937,433             --             --
EQ/Marsico Focus (b) (f)..............................    886,553        957,530      1,050,337      1,088,339             --
EQ/Mid Cap Index (n) (t) (ak).........................    201,024        199,167        172,176             --             --
EQ/Mid Cap Value PLUS (t).............................      2,679          1,590            162             --             --
EQ/Money Market (g) (q)...............................  3,915,407      4,660,253      5,079,812      3,862,670             --
EQ/Montag & Caldwell Growth (h).......................  4,583,153      4,939,826      5,252,258      5,534,304      5,380,978
EQ/PIMCO Real Return..................................    351,371        309,572        673,529      1,398,700      2,719,913
EQ/Quality Bond PLUS(t)...............................      3,649            808             25             --             --
EQ/Short Duration Bond (p)............................     43,657         46,799        211,419         19,264         11,608
EQ/Small Company Index (t) (an).......................    353,160        562,134            193             --             --
EQ/T. Rowe Price Growth Stock (u).....................  2,912,759      2,872,427      3,151,474      3,551,201      3,655,546
EQ/UBS Growth and Income..............................  1,457,557      1,578,496      1,671,667      1,750,657      1,719,600

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7. Financial Highlights (Continued)


                                                                                        At December 31,
                                                                ----------------------------------------------------------------
                                                                                             Units
                                                                                          Outstanding
                                                                ----------------------------------------------------------------
                                                                    2008         2007         2006         2005         2004
                                                                ------------ ------------ ------------ ------------ ------------
EQ/Van Kampen Comstock (t).....................................      1,251          501           56           --           --
EQ/Van Kampen Emerging Markets Equity (t) (s)..................     55,479       48,048       43,675           --           --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao).....................    714,513      796,240           11           --           --
EQ/Van Kampen Real Estate (ab) (at)............................    288,004      331,584           --           --           --
Fidelity VIP Asset Manager.....................................      4,295       14,985       12,798       15,149      423,053
Fidelity VIP Contrafund(R) (ac) (ad)...........................  2,598,682    2,888,470    2,328,768    2,355,687    1,993,257
Fidelity VIP Growth and Income.................................     49,124      146,987       97,655      110,223      926,910
Franklin Income Securities (ap) (aq) (ar)......................    629,033      868,311       91,299       81,801       28,819
Franklin Rising Dividends Securities...........................     41,255       39,654       40,481       31,384       19,473
Franklin Zero Coupon 2010......................................     10,542        9,493        9,020        7,726        3,856
Janus Aspen Series Balanced....................................    579,791      625,165      645,782      654,547      618,943
Janus Aspen Series Forty.......................................  1,768,231    1,929,057    2,127,930    2,185,203    1,556,906
Janus Aspen Series International Growth........................    389,552      555,876      651,565      625,261      430,237
Janus Aspen Series Mid Cap Growth..............................  1,645,010    1,776,494    2,083,663    2,224,752    2,014,622
Janus Aspen Series Mid Cap Value...............................    103,502      208,859      153,489      170,022      158,728
Janus Aspen Series Worldwide Growth............................  1,561,988    1,673,999    1,740,735    1,851,821    2,478,108
MFS(R) Utilities Series........................................     66,328       80,073       80,528       68,386       42,638
Multimanager Aggressive Equity (t).............................      1,387          418           81           --           --
Multimanager Core Bond (t).....................................    900,691        1,527          178           --           --
Multimanager Health Care (t)...................................      2,143          790            9           --           --
Multimanager High Yield (k) (t)................................    102,664       98,629       94,562           --           --
Multimanager International Equity (t)..........................      2,823          950           34           --           --
Multimanager Large Cap Core Equity (t).........................        483          250           25           --           --
Multimanager Large Cap Growth (t)..............................      2,512        1,096           59           --           --
Multimanager Large Cap Value (t)...............................    810,414        1,658          206           --           --
Multimanager Mid Cap Growth (t)................................      1,192          505           27           --           --
Multimanager Mid Cap Value (t).................................      2,942          798          103           --           --
Multimanager Small Cap Growth (w)..............................    924,600    1,027,039    1,096,115    1,135,402    1,115,750
Multimanager Small Cap Value (t)...............................        899          490           16           --           --
Multimanager Technology (t)....................................      2,416          790           24           --           --
Oppenheimer Global Securities Fund/VA..........................    102,359       98,572       94,092       77,121       44,146
PIMCO Global Bond (Unhedged)...................................    190,619      177,748      173,114      158,504      144,303
PIMCO StocksPLUS Growth and Income.............................    315,089      312,622      311,144      295,358      252,393
The Universal Institutional Funds, Inc. Emerging Markets
Debt...........................................................     23,296       25,554       25,575       27,550       29,344
The Universal Institutional Funds, Inc. Global Value Equity        121,007      117,454      113,258      115,994       99,064
Van Eck Worldwide Bond.........................................     12,174        7,400       18,401       40,113       33,995
Van Eck Worldwide Emerging Markets.............................    119,925      229,915      268,288      297,777       77,227
Van Eck Worldwide Hard Assets..................................     11,478       25,882       43,644       78,517       43,129

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7.  Financial Highlights (Continued)


                                                                                At December 31,
                                                       ----------------------------------------------------------------
                                                                                   Unit Value
                                                                                Lowest to Highest
                                                       ----------------------------------------------------------------
                                                              2008                   2007                  2006
                                                       -------------------  ----------------------  -------------------
AIM V.I. Financial Services........................... $ 4.68 to $  4.73    $ 11.59 to  $ 11.65     $ 14.95 to $ 14.98
AIM V.I. Global Health Care...........................   9.94 to   10.63      13.97 to    14.90       12.53 to   13.32
AIM V.I. Technology...................................   5.87 to    7.73      10.61 to    13.92        9.89 to   12.93
All Asset Allocation (e)..............................   9.68 to   17.35      13.90 to    25.11       13.30 to   24.20
AXA Aggressive Allocation (t).........................   6.06 to  100.70      10.04 to   165.60                 155.98
AXA Conservative Allocation(t)........................   9.16 to  111.49      10.38 to   125.29                 118.42
AXA Conservative-Plus Allocation (t)..................   8.19 to  107.46      10.24 to   133.37                 126.43
AXA Moderate Allocation (t)...........................   7.68 to  110.24      10.24 to   145.96                 137.35
AXA Moderate-Plus Allocation (t)......................   6.88 to  107.26      10.17 to   157.21                 147.77
Dreyfus Stock Index Fund, Inc.........................   6.58 to   11.34      10.53 to    18.02       10.08 to   17.12
EQ/AllianceBernstein Common Stock (t) (x).............             65.14                 115.89                 111.99
EQ/AllianceBernstein Intermediate Government
Securities (as).......................................            113.49                *149.27                     --
EQ/AllianceBernstein International (r) (t)............              8.28                  16.75                  14.96
EQ/AllianceBernstein Small Cap Growth (t) (y).........   7.63 to  113.82      13.80 to   205.66                 176.25
EQ/Ariel Appreciation II (t)..........................             70.25                 114.20                 115.56
EQ/AXA Rosenberg Value Long/Short Equity (as).........            106.12                 112.54                     --
EQ/BlackRock Basic Value Equity (t) (af)..............   9.64 to  177.01      15.25 to   279.01                 275.76
EQ/BlackRock International Value (j) (t)..............             11.29                  19.76                  17.89
EQ/Bond Index.........................................  16.95 to   18.76      16.06 to    17.91       15.06 to   16.92
EQ/Boston Advisors Equity Income (a) (ag).............   9.45 to   92.72      14.06 to   136.96       13.66 to  132.07
EQ/Calvert Socially Responsible (c) (i)...............   5.36 to   61.36       9.84 to   112.02        8.82 to   99.90
EQ/Capital Guardian Growth (t) (ah)...................             52.31                  87.78                  83.22
EQ/Capital Guardian Research (d) (v) (ai) (aj)........   7.66 to   89.78      12.75 to   148.80       11.60 to  146.37
EQ/Caywood-Scholl High Yield Bond.....................  14.74 to   18.07      18.22 to    22.50       17.72 to   22.06
EQ/Equity 500 Index (t)...............................             72.94                 116.38                 110.89
EQ/Evergreen International Bond (t)...................            117.74                 110.57                 101.15
EQ/Evergreen Omega (t)................................             78.25                 108.08                  97.08
EQ/GAMCO Mergers and Acquisitions.....................            105.99                 123.00                 118.92
EQ/GAMCO Small Company Value..........................  23.42 to   34.85      33.77 to    50.64       30.90 to   46.68
EQ/Government Securities..............................  15.88 to   17.32      15.35 to    16.87       14.39 to   15.93
EQ/International Core PLUS (t)........................             94.65                 171.65                 148.97
EQ/International Growth...............................   9.69 to   13.79      16.23 to    23.27       13.97 to   20.17
EQ/JPMorgan Core Bond (o) (t) (al) (am)...............  12.66 to  116.70      13.91 to   128.15       13.51 to  124.29
EQ/JPMorgan Value Opportunities (t)...................            109.02                 181.02                 183.24
EQ/Large Cap Core PLUS (t)............................             73.01                 116.64                 112.28
EQ/Large Cap Growth Index (t).........................             56.63                  88.85                  77.95
EQ/Large Cap Growth PLUS (t)..........................            122.89                 198.96                 172.08
EQ/Large Cap Value Index (t)..........................             46.45                 107.28                 114.04
EQ/Large Cap Value PLUS (t) (z) (ae)..................   7.26 to   85.09      12.78 to   150.30                 157.30
EQ/Long Term Bond.....................................  19.21 to   24.07      18.24 to    23.04       16.95 to   21.56
EQ/Lord Abbett Growth and Income (l) (t)..............   9.24 to   82.28      14.59 to   129.70       14.11 to  125.34
EQ/Lord Abbett Large Cap Core (t).....................             91.75                 132.91                 120.09
EQ/Lord Abbett Mid Cap Value (m) (t)..................   9.55 to   77.64      15.66 to   127.19       15.59 to  126.46
EQ/Marsico Focus (b) (f)..............................   7.72 to  112.22      13.03 to   187.95       11.51 to  164.80
EQ/Mid Cap Index (n) (t) (ak).........................   8.66 to   76.78      17.09 to   151.40       15.84 to  140.14
EQ/Mid Cap Value PLUS (t).............................            119.04                 196.96                 200.16
EQ/Money Market (g) (q)...............................  11.10 to   11.38      10.92 to    11.12       10.48 to   10.59
EQ/Montag & Caldwell Growth (h).......................   6.74 to    7.16      10.12 to    10.67        8.44 to    8.83
EQ/PIMCO Real Return..................................  12.40 to   12.60      12.97 to    13.13       11.68 to   11.78
EQ/Quality Bond PLUS(t)...............................            143.26                 153.30                 146.64
EQ/Short Duration Bond (p)............................  10.88 to   14.54      11.14 to    14.80       10.61 to   14.02
EQ/Small Company Index (t) (an).......................  11.44 to  112.68      17.38 to   171.06                 174.25
EQ/T. Rowe Price Growth Stock (u).....................   8.03 to   13.70      13.89 to    23.88       12.96 to   22.44
EQ/UBS Growth and Income..............................   6.61 to   82.71      11.10 to   137.92       11.06 to  136.33



                                                                   At December 31,
                                                       ----------------------------------------
                                                                      Unit Value
                                                                   Lowest to Highest
                                                       ----------------------------------------
                                                             2005                  2004
                                                       -------------------  -------------------
AIM V.I. Financial Services........................... $ 12.87 to $ 12.88   $ 12.15 o $ 12.21
AIM V.I. Global Health Care...........................   11.95 to   12.66     11.09 to  11.70
AIM V.I. Technology...................................    8.98 to   11.70      8.82 to  11.45
All Asset Allocation (e)..............................   12.07 to   22.13     11.48 to  21.20
AXA Aggressive Allocation (t).........................                 --                  --
AXA Conservative Allocation(t)........................                 --                  --
AXA Conservative-Plus Allocation (t)..................                 --                  --
AXA Moderate Allocation (t)...........................                 --                  --
AXA Moderate-Plus Allocation (t)......................                 --                  --
Dreyfus Stock Index Fund, Inc.........................    8.79 to   14.82      8.46 to  14.16
EQ/AllianceBernstein Common Stock (t) (x).............                 --                  --
EQ/AllianceBernstein Intermediate Government
Securities (as).......................................                 --                  --
EQ/AllianceBernstein International (r) (t)............                 --                  --
EQ/AllianceBernstein Small Cap Growth (t) (y).........                 --                  --
EQ/Ariel Appreciation II (t)..........................                 --                  --
EQ/AXA Rosenberg Value Long/Short Equity (as).........                 --                  --
EQ/BlackRock Basic Value Equity (t) (af)..............                 --                  --
EQ/BlackRock International Value (j) (t)..............                 --                  --
EQ/Bond Index.........................................   14.50 to   16.41     14.37 to  16.39
EQ/Boston Advisors Equity Income (a) (ag).............   11.86 to   13.80     11.25 to  13.04
EQ/Calvert Socially Responsible (c) (i)...............              10.43                  --
EQ/Capital Guardian Growth (t) (ah)...................                 --                  --
EQ/Capital Guardian Research (d) (v) (ai) (aj)........              10.39                  --
EQ/Caywood-Scholl High Yield Bond.....................   16.42 to   20.58     15.98 to  20.19
EQ/Equity 500 Index (t)...............................                 --                  --
EQ/Evergreen International Bond (t)...................                 --                  --
EQ/Evergreen Omega (t)................................                 --                  --
EQ/GAMCO Mergers and Acquisitions.....................                 --                  --
EQ/GAMCO Small Company Value..........................   26.00 to   39.58     24.92 to  38.22
EQ/Government Securities..............................   13.88 to   15.49     13.70 to  15.41
EQ/International Core PLUS (t)........................                 --                  --
EQ/International Growth...............................   11.12 to   16.17      9.84 to  14.42
EQ/JPMorgan Core Bond (o) (t) (al) (am)...............                 --                  --
EQ/JPMorgan Value Opportunities (t)...................                 --                  --
EQ/Large Cap Core PLUS (t)............................                 --                  --
EQ/Large Cap Growth Index (t).........................                 --                  --
EQ/Large Cap Growth PLUS (t)..........................                 --                  --
EQ/Large Cap Value Index (t)..........................                 --                  --
EQ/Large Cap Value PLUS (t) (z) (ae)..................                 --                  --
EQ/Long Term Bond.....................................  16.60  to   21.28     16.11 to  20.81
EQ/Lord Abbett Growth and Income (l) (t)..............                 --                  --
EQ/Lord Abbett Large Cap Core (t).....................                 --                  --
EQ/Lord Abbett Mid Cap Value (m) (t)..................                 --                  --
EQ/Marsico Focus (b) (f)..............................  10.60  to   10.62                  --
EQ/Mid Cap Index (n) (t) (ak).........................                 --                  --
EQ/Mid Cap Value PLUS (t).............................                 --                  --
EQ/Money Market (g) (q)...............................  10.09  to   10.11                  --
EQ/Montag & Caldwell Growth (h).......................   7.88  to    8.19      7.53 to   7.76
EQ/PIMCO Real Return..................................  11.67  to   11.73     11.62 to  11.64
EQ/Quality Bond PLUS(t)...............................                 --                  --
EQ/Short Duration Bond (p)............................              10.25               10.14
EQ/Small Company Index (t) (an).......................                 --                  --
EQ/T. Rowe Price Growth Stock (u).....................  13.49  to   23.54     12.98 to  22.82
EQ/UBS Growth and Income..............................   9.76  to   12.50      9.03 to  11.51

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7.  Financial Highlights (Continued)


                                                                           At December 31,
                                                         ----------------------------------------------------
                                                                              Unit Value
                                                                          Lowest to Highest
                                                         ----------------------------------------------------
                                                               2008              2007         2006
                                                         ----------------  ----------------  ----------------
EQ/Van Kampen Comstock (t)..............................           74.98            118.91            121.96
EQ/Van Kampen Emerging Markets Equity (t) (s)........... 16.79 to 129.67   39.42 to 304.02   27.78 to 214.07
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao)..............  6.47 to  87.96   12.29 to 166.98            136.41
EQ/Van Kampen Real Estate (ab) (at)..................... 13.67 to  50.98   22.38 to  83.44               --
Fidelity VIP Asset Manager..............................            9.79             13.74             11.89
Fidelity VIP Contrafund(R) (ac) (ad)....................  9.18 to  10.32   16.12 to  17.96   13.82 to  15.27
Fidelity VIP Growth and Income..........................            7.67             13.15             11.73
Franklin Income Securities (ap) (aq) (ar)...............  7.03 to  11.04    9.99 to  15.75             15.24
Franklin Rising Dividends Securities....................           10.63             14.64             15.09
Franklin Zero Coupon 2010...............................           12.68             11.86             10.98
Janus Aspen Series Balanced............................. 11.87 to  12.36   14.22 to  14.74   12.96 to  13.38
Janus Aspen Series Forty................................  6.83 to   7.21   12.32 to  12.92    9.06 to   9.43
Janus Aspen Series International Growth................. 11.20 to  14.78   23.39 to  31.04   18.23 to  24.33
Janus Aspen Series Mid Cap Growth.......................  4.80 to   7.68    8.52 to  13.75    6.98 to  11.35
Janus Aspen Series Mid Cap Value........................           11.54             16.01             14.93
Janus Aspen Series Worldwide Growth.....................  4.31 to   5.54    7.85 to  10.01    7.22 to   9.13
MFS(R) Utilities Series................................. 17.68 to  19.74   28.47 to  31.68   22.34 to  24.77
Multimanager Aggressive Equity (t)......................           54.13            101.51             91.14
Multimanager Core Bond (t)..............................          134.03            130.81            123.10
Multimanager Health Care (t)............................          103.14            140.94            129.34
Multimanager High Yield (k) (t)......................... 11.28 to 105.63   14.76 to 138.09   14.32 to 133.89
Multimanager International Equity (t)...................          139.42            264.21            235.00
Multimanager Large Cap Core Equity (t)..................          104.18            172.31            164.10
Multimanager Large Cap Growth (t).......................           85.44            156.43            140.62
Multimanager Large Cap Value (t)........................          120.96            193.37            186.58
Multimanager Mid Cap Growth (t).........................          114.40            202.77            181.19
Multimanager Mid Cap Value (t)..........................           95.50            149.14            149.00
Multimanager Small Cap Growth (w).......................  7.20 to   7.93   12.53 to  13.70   12.18 to  13.21
Multimanager Small Cap Value (t)........................          128.82            207.32            229.95
Multimanager Technology (t).............................          115.13            217.54            184.01
Oppenheimer Global Securities Fund/VA...................           12.58             21.15             20.01
PIMCO Global Bond (Unhedged)............................           15.83             16.02             14.65
PIMCO StocksPLUS Growth and Income......................            8.82             15.43             14.47
The Universal Institutional Funds, Inc. Emerging
Markets Debt............................................           16.35             19.23             18.05
The Universal Institutional Funds, Inc. Global
Value Equity............................................  9.48 to  11.36   15.84 to  19.05   14.86 to  17.92
Van Eck Worldwide Bond..................................           18.24             17.60             16.04
Van Eck Worldwide Emerging Markets......................            8.92             25.32             18.40
Van Eck Worldwide Hard Assets...........................           25.77             47.84             32.91



                                                                                    At December 31,
                                                         ----------------------------------------------------------------------
                                                                                       Unit Value
                                                                                   Lowest to Highest
                                                         ----------------------------------------------------------------------
                                                               2005            2004
                                                         ----------------  ----------------
EQ/Van Kampen Comstock (t)..............................              --               --
EQ/Van Kampen Emerging Markets Equity (t) (s)...........              --               --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao)..............              --               --
EQ/Van Kampen Real Estate (ab) (at).....................              --               --
Fidelity VIP Asset Manager..............................           11.08            10.65
Fidelity VIP Contrafund(R) (ac) (ad)....................  12.48 to 13.67   10.76 to 11.69
Fidelity VIP Growth and Income..........................           10.36             9.63
Franklin Income Securities (ap) (aq) (ar)...............           12.93            12.77
Franklin Rising Dividends Securities....................           12.93            12.55
Franklin Zero Coupon 2010...............................           10.76            10.66
Janus Aspen Series Balanced.............................  11.79 to 12.13   11.01 to 11.28
Janus Aspen Series Forty................................   8.35 to  8.62    7.45 to  7.64
Janus Aspen Series International Growth.................  12.40 to 16.65    9.37 to 12.67
Janus Aspen Series Mid Cap Growth.......................   6.15 to 10.07    5.47 to  9.03
Janus Aspen Series Mid Cap Value........................           12.98            11.80
Janus Aspen Series Worldwide Growth.....................   6.15 to  7.72    5.85 to  7.29
MFS(R) Utilities Series.................................  17.08 to 18.87   14.67 to 16.15
Multimanager Aggressive Equity (t)......................              --               --
Multimanager Core Bond (t)..............................              --               --
Multimanager Health Care (t)............................              --               --
Multimanager High Yield (k) (t).........................              --               --
Multimanager International Equity (t)...................              --               --
Multimanager Large Cap Core Equity (t)..................              --               --
Multimanager Large Cap Growth (t).......................              --               --
Multimanager Large Cap Value (t)........................              --               --
Multimanager Mid Cap Growth (t).........................              --               --
Multimanager Mid Cap Value (t)..........................              --               --
Multimanager Small Cap Growth (w).......................  11.13 to 11.98   10.42 to 11.14
Multimanager Small Cap Value (t)........................              --               --
Multimanager Technology (t).............................              --               --
Oppenheimer Global Securities Fund/VA...................           17.11            15.05
PIMCO Global Bond (Unhedged)............................           14.05            15.10
PIMCO StocksPLUS Growth and Income......................           12.65            12.27
The Universal Institutional Funds, Inc. Emerging
Markets Debt............................................           16.29            14.51
The Universal Institutional Funds, Inc. Global
Value Equity............................................  12.26 to 13.01   11.58 to 12.34
Van Eck Worldwide Bond..................................           15.07            15.54
Van Eck Worldwide Emerging Markets......................           13.19             9.99
Van Eck Worldwide Hard Assets...........................           26.44            17.43

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7. Financial Highlights (Continued)


                                                                            At December 31,
                                                       ---------------------------------------------------------
                                                                              Net Assets
                                                                                (000)'s
                                                       ---------------------------------------------------------
                                                          2008        2007        2006        2005        2004
                                                       ---------   ---------   ---------   ---------   ---------
AIM V.I. Financial Services...........................  $   120     $   295     $   365     $   321     $   275
AIM V.I. Global Health Care...........................      506         810         725         686         540
AIM V.I. Technology...................................       75         200         175         166         100
All Asset Allocation (e)..............................   60,021      94,408      98,759      97,622      98,455
AXA Aggressive Allocation (t).........................    6,742       4,233         242          --          --
AXA Conservative Allocation(t)........................      846         135           1          --          --
AXA Conservative-Plus Allocation (t)..................    1,566         633           7          --          --
AXA Moderate Allocation (t)...........................    9,312       4,417         244          --          --
AXA Moderate-Plus Allocation (t)......................   23,098      13,149         610          --          --
Dreyfus Stock Index Fund, Inc.........................   31,914      64,956      77,325      63,901      65,313
EQ/AllianceBernstein Common Stock (t) (x).............    1,249       1,199          46          --          --
EQ/AllianceBernstein Intermediate Government
Securities (as).......................................      239          71          --          --          --
EQ/AllianceBernstein International (r) (t)............    3,517       3,947       6,526          --          --
EQ/AllianceBernstein Small Cap Growth (t) (y).........      766         977           9          --          --
EQ/Ariel Appreciation II (t)..........................       36          17           0          --          --
EQ/AXA Rosenberg Value Long/Short Equity (as).........       38          17          --          --          --
EQ/BlackRock Basic Value Equity (t) (af)..............    1,127       1,188          14          --          --
EQ/BlackRock International Value (j) (t)..............    5,200      12,274      11,357          --          --
EQ/Bond Index.........................................   14,726       4,990       6,789       7,601      12,739
EQ/Boston Advisors Equity Income (a) (ag).............   17,102      36,559      12,264      10,258       8,021
EQ/Calvert Socially Responsible (c) (i)...............    1,113       2,111       1,869         264          --
EQ/Capital Guardian Growth (t) (ah)...................      303       7,763          19          --          --
EQ/Capital Guardian Research (d) (v) (ai) (aj)........    2,766       5,194       2,098       1,965          --
EQ/Caywood-Scholl High Yield Bond.....................    8,333      11,510      12,329      13,373      15,317
EQ/Equity 500 Index (t)...............................    1,437         912          16          --          --
EQ/Evergreen International Bond (t)...................      493          96          10          --          --
EQ/Evergreen Omega (t)................................       51          26           0          --          --
EQ/GAMCO Mergers and Acquisitions.....................      220         178          20          --          --
EQ/GAMCO Small Company Value..........................   51,202      82,005      83,200      76,140      77,649
EQ/Government Securities..............................    9,156      11,604      12,232      13,837      14,401
EQ/International Core PLUS (t)........................      188         106           2          --          --
EQ/International Growth...............................   13,652      24,711      21,606      16,641      14,930
EQ/JPMorgan Core Bond (o) (t) (al) (am)...............    9,495      34,384      14,462          --          --
EQ/JPMorgan Value Opportunities (t)...................      118          71           3          --          --
EQ/Large Cap Core PLUS (t)............................       31          14           1          --          --
EQ/Large Cap Growth Index (t).........................      225         102           2          --          --
EQ/Large Cap Growth PLUS (t)..........................      219         127           6          --          --
EQ/Large Cap Value Index (t)..........................       86          76          10          --          --
EQ/Large Cap Value PLUS (t) (z) (ae)..................    6,103      13,308          97          --          --
EQ/Long Term Bond.....................................    9,031       9,058      10,331      10,858      15,886
EQ/Lord Abbett Growth and Income (l) (t)..............    4,952       7,917       7,381          --          --
EQ/Lord Abbett Large Cap Core (t).....................       79          34           2          --          --
EQ/Lord Abbett Mid Cap Value (m) (t)..................    6,798      15,001      15,527          --          --
EQ/Marsico Focus (b) (f)..............................    7,990      13,369      12,186      11,550          --
EQ/Mid Cap Index (n) (t) (ak).........................    2,399       4,010       2,867          --          --
EQ/Mid Cap Value PLUS (t).............................      319         313          32          --          --
EQ/Money Market (g) (q)...............................   47,430      52,636      54,255      39,050          --
EQ/Montag & Caldwell Growth (h).......................   39,026      62,655      55,109      53,947      48,368
EQ/PIMCO Real Return..................................    4,947       4,140       7,933      16,406      31,671
EQ/Quality Bond PLUS(t)...............................      404         124           4          --          --
EQ/Short Duration Bond (p)............................      661         684       2,914         197         118
EQ/Small Company Index (t) (an).......................    3,109       6,166          33          --          --
EQ/T. Rowe Price Growth Stock (u).....................   29,281      51,422      52,829      61,940      62,403
EQ/UBS Growth and Income..............................   11,901      21,376      22,392      20,591      18,615

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7. Financial Highlights (Continued)


                                                                                   At December 31,
                                                                -----------------------------------------------------
                                                                                     Net Assets
                                                                                       (000)'s
                                                                -----------------------------------------------------
                                                                  2008       2007       2006        2005       2004
                                                                --------   --------   --------   ---------   --------
EQ/Van Kampen Comstock (t).....................................      94         60          7         --          --
EQ/Van Kampen Emerging Markets Equity (t) (s)..................   2,186      3,093      1,345         --          --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao).....................   6,039     12,622          1         --          --
EQ/Van Kampen Real Estate (ab) (at)............................   4,375      7,856         --         --          --
Fidelity VIP Asset Manager.....................................      42        206        152        168       4,506
Fidelity VIP Contrafund(R) (ac) (ad)...........................  26,507     51,385     35,263     32,046      23,289
Fidelity VIP Growth and Income.................................     377      1,933      1,145      1,142       8,922
Franklin Income Securities (ap) (aq) (ar)......................   6,099     10,844      1,391      1,058         368
Franklin Rising Dividends Securities...........................     439        580        611        406         244
Franklin Zero Coupon 2010......................................     134        113         99         83          41
Janus Aspen Series Balanced....................................   7,110      9,151      8,588      7,894       6,949
Janus Aspen Series Forty.......................................  14,263     27,804     22,225     20,817      13,575
Janus Aspen Series International Growth........................   5,082     14,592     13,185      8,559       4,517
Janus Aspen Series Mid Cap Growth..............................   9,274     17,758     16,816     15,749      12,850
Janus Aspen Series Mid Cap Value...............................   1,195      3,343      2,291      2,207       1,873
Janus Aspen Series Worldwide Growth............................   8,499     16,486     15,712     14,127      17,958
MFS(R) Utilities Series........................................   1,236      2,422      1,913      1,237         660
Multimanager Aggressive Equity (t).............................      75         42          7         --          --
Multimanager Core Bond (t).....................................   9,961        200         22         --          --
Multimanager Health Care (t)...................................     221        111          1         --          --
Multimanager High Yield (k) (t)................................   1,723      1,932      1,455         --          --
Multimanager International Equity (t)..........................     394        251          8         --          --
Multimanager Large Cap Core Equity (t).........................      50         43          4         --          --
Multimanager Large Cap Growth (t)..............................     215        171          8         --          --
Multimanager Large Cap Value (t)...............................   5,220        320         39         --          --
Multimanager Mid Cap Growth (t)................................     136        102          5         --          --
Multimanager Mid Cap Value (t).................................     281        119         15         --          --
Multimanager Small Cap Growth (w)..............................   9,070     17,055     17,426     16,375      15,085
Multimanager Small Cap Value (t)...............................     116        102          4         --          --
Multimanager Technology (t)....................................     278        172          4         --          --
Oppenheimer Global Securities Fund/VA..........................   1,287      2,085      1,882      1,319         664
PIMCO Global Bond (Unhedged)...................................   2,964      2,801      2,495      2,189       2,138
PIMCO StocksPLUS Growth and Income.............................   2,734      4,745      4,430      3,676       3,047
The Universal Institutional Funds, Inc. Emerging
Markets Debt...................................................     381        491        462        449         426
The Universal Institutional Funds, Inc. Global
Value Equity...................................................   1,169      1,896      1,719      1,452       1,172
Van Eck Worldwide Bond.........................................     222        130        295        604         528
Van Eck Worldwide Emerging Markets.............................   1,069      5,821      4,936      3,927         772
Van Eck Worldwide Hard Assets..................................     296      1,238      1,437      2,076         752

----------
* Effective 1/10/2008, the unit value of the subaccount was recomputed to $122.68 (from $110.91).
(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b) Units were made available for sale on September 9, 2005.
(c) EQ/Calvert Socially Responsible was substituted for EQ/Enterprise Global Socially Responsive on September 9, 2005.
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Growth and EQ/MONY Diversified on September 9, 2005.
(e) All Asset Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Marsico Focus was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.
(g) EQ/Money Market was substituted for EQ/MONY Money Market on September 9,
    2005.
(h) EQ/Montag & Caldwell Growth was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006.
(j) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006.
(k) Multimanager High Yield was substituted for Lord Abbett Bond Debenture on November 3, 2006.
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006.
(m) EQ/Lord Abbett Mid Cap Value was substituted for Lord Abbett Mid Cap Value on November 3, 2006.
(n) EQ/Mid Cap Index was substituted for Old Mutual Mid-Cap on November 3,
    2006.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7. Financial Highlights (Continued)

(o) EQ/JPMorgan Core Bond was substituted for PIMCO Real Return on November 3, 2006.
(p) EQ/Short Duration Bond was substituted for T. Rowe Price Limited-Term Bond on November 3, 2006.
(q) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006.
(r) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006.
(s) EQ/Van Kampen Emerging Markets Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006.
(t)  Units were made available for sale on September 8, 2006.
(u) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007. (See Note 6)
(v) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007. (See Note 6)
(w) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007. (See Note 6)
(x) EQ/AllianceBernstein Common Stock was substituted for Dreyfus VIF Appreciation on August 17, 2007. (See Note 6)
(y) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007. (See Note 6)
(z) EQ/Large Cap Value PLUS was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007. (See Note 6)
(aa) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007. (See Note 6)
(ab) EQ/Van Kampen Real Estate was substituted for UIF U.S. Real Estate on August 17, 2007. (See Note 6)
(ac) Fidelity VIP Contrafund(R) was substituted for Fidelity VIP Growth on August 17, 2007. (See Note 6)
(ad) Fidelity VIP Contrafund(R) was substituted for UIF Equity Growth on
     August 17, 2007. (See Note 6)
(ae) EQ/Large Cap Value PLUS was substituted for Old Mutual Select Value on November 16, 2007. (See Note 6)
(af) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007. (See Note 6)
(ag) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007. (See Note 6)
(ah) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007. (See Note 6)
(ai) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007. (See Note 6)
(aj) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007. (See Note 6)
(ak) EQ/Mid Cap Index was substituted for AIM V.I. MidCap Core Equity on November 16, 2007. (See Note 6)
(al) EQ/JPMorgan Core Bond was substituted for Janus Aspen Series Flexible
     Bond on November 16, 2007. (See Note 6)
(am) EQ/JPMorgan Core Bond was substituted for UIF Core Plus Fixed Income on November 16, 2007. (See Note 6)
(an) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock
     Index on November 16, 2007. (See Note 6)
(ao) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007. (See Note 6)
(ap) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007. (See Note 6)
(aq) Franklin Income Securities was substituted for MFS Total Return on
     November 16, 2007. (See Note 6)
(ar) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007. (See Note 6)
(as) Units were made available for sale on April 27, 2007.
(at) Units were made available for sale on August 17, 2007.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7. Financial Highlights (Continued)


                                                                              At December 31,
                                                       --------------------------------------------------------------
                                                                                 Investment
                                                                               Income Ratio*
                                                       --------------------------------------------------------------
                                                          2008         2007         2006         2005         2004
                                                       ----------   ----------   ----------   ----------   ----------
AIM V.I. Financial Services...........................     2.68%        1.79%        1.66%        1.49%        0.84%
AIM V.I. Global Health Care...........................       --           --           --           --           --
AIM V.I. Technology...................................       --           --           --           --           --
All Asset Allocation (e)..............................     2.19         3.54         2.80         2.82         2.86
AXA Aggressive Allocation (t).........................     2.26         4.95         8.78           --           --
AXA Conservative Allocation(t)........................     8.59         8.06         1.19           --           --
AXA Conservative-Plus Allocation (t)..................     4.92         7.25        17.16           --           --
AXA Moderate Allocation (t)...........................     5.41         7.01        10.12           --           --
AXA Moderate-Plus Allocation (t)......................     3.17         5.52         9.44           --           --
Dreyfus Stock Index Fund, Inc.........................     2.07         1.68         1.69         1.61         1.84
EQ/AllianceBernstein Common Stock (t) (x).............     2.35         2.23         3.68           --           --
EQ/AllianceBernstein Intermediate Government
Securities (as).......................................     4.97        12.26           --           --           --
EQ/AllianceBernstein International (r) (t)............     3.09         1.19         1.32           --           --
EQ/AllianceBernstein Small Cap Growth (t) (y).........     0.01           --           --           --           --
EQ/Ariel Appreciation II (t)..........................     1.25         0.92         1.89           --           --
EQ/AXA Rosenberg Value Long/Short Equity (as).........     0.19         5.13           --           --           --
EQ/BlackRock Basic Value Equity (t) (af)..............     2.07         4.69         4.29           --           --
EQ/BlackRock International Value (j) (t)..............     2.22         2.19         1.62           --           --
EQ/Bond Index.........................................     4.69         3.94         4.37         3.08         9.75
EQ/Boston Advisors Equity Income (a) (ag).............     2.15         4.67         1.83         1.40         2.64
EQ/Calvert Socially Responsible (c) (i)...............     0.44         0.45           --           --           --
EQ/Capital Guardian Growth (t) (ah)...................     0.14           --         0.17           --           --
EQ/Capital Guardian Research (d) (v) (ai) (aj)........     1.11         2.53         0.83         0.70           --
EQ/Caywood-Scholl High Yield Bond.....................     7.64         6.34         5.43         5.30        12.01
EQ/Equity 500 Index (t)...............................     2.39         2.67         5.16           --           --
EQ/Evergreen International Bond (t)...................    23.25         4.33         0.20           --           --
EQ/Evergreen Omega (t)................................     0.84         0.00         0.00           --           --
EQ/GAMCO Mergers and Acquisitions.....................     0.57         1.06         8.41           --           --
EQ/GAMCO Small Company Value..........................     0.54         0.41         0.85         0.42         0.02
EQ/Government Securities..............................     4.31         4.60         4.48         3.61         6.00
EQ/International Core PLUS (t)........................     2.29         0.75         2.89           --           --
EQ/International Growth...............................     0.94         0.53         0.80         1.51         1.18
EQ/JPMorgan Core Bond (o) (t) (al) (am)...............     3.00        10.85         4.49           --           --
EQ/JPMorgan Value Opportunities (t)...................     3.19         3.02         7.22           --
EQ/Large Cap Core PLUS (t)............................     0.70         3.32         4.18           --           --
EQ/Large Cap Growth Index (t).........................     0.25           --           --           --           --
EQ/Large Cap Growth PLUS (t)..........................     0.17         0.89           --           --           --
EQ/Large Cap Value Index (t)..........................     2.14           --           --           --           --
EQ/Large Cap Value PLUS (t) (z) (ae)..................     2.99        16.16         4.36           --           --
EQ/Long Term Bond.....................................     5.38         3.71         4.11         1.46        10.57
EQ/Lord Abbett Growth and Income (l) (t)..............     1.72         1.37         0.79           --           --
EQ/Lord Abbett Large Cap Core (t).....................     1.47         1.76         3.14           --           --
EQ/Lord Abbett Mid Cap Value (m) (t)..................     1.33         0.72         0.63           --           --
EQ/Marsico Focus (b) (f)..............................     0.96         0.18         0.16           --           --
EQ/Mid Cap Index (n) (t) (ak).........................     1.11           --         0.26           --           --
EQ/Mid Cap Value PLUS (t).............................     1.67         1.82         0.92           --           --
EQ/Money Market (g) (q)...............................     2.35         4.84         4.61         1.12           --
EQ/Montag & Caldwell Growth (h).......................     0.19         0.20         0.19         0.25         0.42
EQ/PIMCO Real Return..................................     2.58         1.99         2.85         1.59         2.16
EQ/Quality Bond PLUS(t)...............................     6.30        10.47         1.30           --           --
EQ/Short Duration Bond (p)............................     5.86         2.84         3.70         1.32         3.49
EQ/Small Company Index (t) (an).......................     0.88        10.09         2.35           --           --
EQ/T. Rowe Price Growth Stock (u).....................       --         0.07           --           --           --
EQ/UBS Growth and Income..............................     1.21         0.78         0.76         0.70         1.74

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7. Financial Highlights (Continued)


                                                                                     At December 31,
                                                                ---------------------------------------------------------
                                                                                       Investment
                                                                                      Income Ratio*
                                                                ---------------------------------------------------------
                                                                   2008        2007        2006        2005        2004
                                                                ---------   ---------   ---------   ---------   ---------
EQ/Van Kampen Comstock (t).....................................     2.98        3.00        3.89         --          --
EQ/Van Kampen Emerging Markets Equity (t) (s)..................     0.26         --         0.59         --          --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao).....................      --         2.89        0.22         --          --
EQ/Van Kampen Real Estate (ab) (at)............................     2.35        0.88         --          --          --
Fidelity VIP Asset Manager.....................................     0.77        6.13        3.00        3.33        3.39
Fidelity VIP Contrafund(R) (ac) (ad)...........................     0.93        1.02        1.22        0.20        0.42
Fidelity VIP Growth and Income.................................     0.54        2.19        0.92        1.76        0.94
Franklin Income Securities (ap) (aq) (ar)......................     5.48        1.79        3.58        3.94        3.02
Franklin Rising Dividends Securities...........................     1.81        2.29        1.11        0.89        0.60
Franklin Zero Coupon 2010......................................     4.32        4.67        3.70        4.13        4.30
Janus Aspen Series Balanced....................................     2.65        2.59        2.18        2.35        2.36
Janus Aspen Series Forty.......................................     0.02        0.34        0.34        0.22        0.24
Janus Aspen Series International Growth........................     1.18        0.54        1.98        1.22        0.95
Janus Aspen Series Mid Cap Growth..............................     0.25        0.21         --          --          --
Janus Aspen Series Mid Cap Value...............................     0.32        1.52        1.00        7.08        2.85
Janus Aspen Series Worldwide Growth............................     0.49        0.75        1.77        1.32        1.03
MFS(R) Utilities Series........................................     1.48        0.96        1.94        0.55        1.23
Multimanager Aggressive Equity (t).............................     0.47         --          --          --          --
Multimanager Core Bond (t).....................................     5.25        3.84        0.77         --          --
Multimanager Health Care (t)...................................      --          --          --          --          --
Multimanager High Yield (k) (t)................................    10.67        8.69        7.15         --          --
Multimanager International Equity (t)..........................     2.49        1.36        1.22         --          --
Multimanager Large Cap Core Equity (t).........................     0.78        0.82        1.01         --          --
Multimanager Large Cap Growth (t)..............................      --          --          --          --          --
Multimanager Large Cap Value (t)...............................     1.87        2.01        1.39         --          --
Multimanager Mid Cap Growth (t)................................      --          --          --          --          --
Multimanager Mid Cap Value (t).................................     0.80         --          --          --          --
Multimanager Small Cap Growth (w)..............................      --          --          --         0.13         --
Multimanager Small Cap Value (t)...............................     0.33        0.57        0.73         --          --
Multimanager Technology (t)....................................      --          --          --          --          --
Oppenheimer Global Securities Fund/VA..........................     1.27        1.12        0.80        0.68        0.68
PIMCO Global Bond (Unhedged)...................................     3.37        2.98        3.33        2.52        1.87
PIMCO StocksPLUS Growth and Income.............................     7.20        7.67        5.08        2.46        1.83
The Universal Institutional Funds, Inc. Emerging Markets
Debt...........................................................     7.11        7.35        9.50        8.20        7.44
The Universal Institutional Funds, Inc. Global Value Equity         2.72        2.06        1.54        1.02        0.80
Van Eck Worldwide Bond.........................................     2.94        6.24        8.12        5.22        3.30
Van Eck Worldwide Emerging Markets.............................     0.00        0.45        0.58        0.28        0.35
Van Eck Worldwide Hard Assets..................................     0.30        0.11        0.06        0.23        0.07

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7. Financial Highlights (Continued)


                                                                          At December 31,
                                                       -------------------------------------------------------
                                                                          Expense Ratio**
                                                                         Lowest to Highest
                                                       -------------------------------------------------------
                                                            2008                2007               2006
                                                       --------------      --------------      ---------------
AIM V.I. Financial Services........................... 0.00% to 0.35%      0.00% to 0.35%      0.00% to  0.35%
AIM V.I. Global Health Care........................... 0.00  to 0.35       0.00  to 0.35       0.00  to  0.35
AIM V.I. Technology................................... 0.00  to 0.35       0.00  to 0.35       0.00  to  0.35
All Asset Allocation (e).............................. 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
AXA Aggressive Allocation (t)......................... 0.00  to 0.75       0.00  to 0.75                 0.00
AXA Conservative Allocation(t)........................ 0.00  to 0.75       0.00  to 0.75                 0.00
AXA Conservative-Plus Allocation (t).................. 0.00  to 0.75       0.00  to 0.75                 0.00
AXA Moderate Allocation (t)........................... 0.00  to 0.75       0.00  to 0.75                 0.00
AXA Moderate-Plus Allocation (t)...................... 0.00  to 0.75       0.00  to 0.75                 0.00
Dreyfus Stock Index Fund, Inc......................... 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/AllianceBernstein Common Stock (t) (x).............          0.00                0.00                 0.00
EQ/AllianceBernstein Intermediate Government
Securities (as).......................................          0.00                0.00                   --
EQ/AllianceBernstein International (r) (t)............          0.00                0.00                 0.00
EQ/AllianceBernstein Small Cap Growth (t) (y)......... 0.00  to 0.35       0.00  to 0.35                 0.00
EQ/Ariel Appreciation II (t)..........................          0.00                0.00                 0.00
EQ/AXA Rosenberg Value Long/Short Equity (as).........          0.00                0.00                   --
EQ/BlackRock Basic Value Equity (t) (af).............. 0.00  to 0.35       0.00  to 0.35                 0.00
EQ/BlackRock International Value (j) (t)..............          0.00                0.00                 0.00
EQ/Bond Index......................................... 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/Boston Advisors Equity Income (a) (ag)............. 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/Calvert Socially Responsible (c) (i)............... 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/Capital Guardian Growth (t) (ah)...................          0.00                0.00                 0.00
EQ/Capital Guardian Research (d) (v) (ai) (aj)........ 0.00  to 0.75       0.00  to 0.75       0.00  to  0.60
EQ/Caywood-Scholl High Yield Bond..................... 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/Equity 500 Index (t)...............................          0.00                0.00                 0.00
EQ/Evergreen International Bond (t)...................          0.00                0.00                 0.00
EQ/Evergreen Omega (t)................................          0.00                0.00                 0.00
EQ/GAMCO Mergers and Acquisitions.....................          0.00                0.00                 0.00
EQ/GAMCO Small Company Value.......................... 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/Government Securities.............................. 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/International Core PLUS (t)........................          0.00                0.00                 0.00
EQ/International Growth............................... 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/JPMorgan Core Bond (o) (t) (al) (am)............... 0.00  to 0.35       0.00  to 0.35       0.00  to  0.35
EQ/JPMorgan Value Opportunities (t)...................          0.00                0.00                 0.00
EQ/Large Cap Core PLUS (t)............................          0.00                0.00                 0.00
EQ/Large Cap Growth Index (t).........................          0.00                0.00                 0.00
EQ/Large Cap Growth PLUS (t)..........................          0.00                0.00                 0.00
EQ/Large Cap Value Index (t)..........................          0.00                0.00                 0.00
EQ/Large Cap Value PLUS (t) (z) (ae).................. 0.00  to 0.35       0.00  to 0.35                 0.00
EQ/Long Term Bond..................................... 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/Lord Abbett Growth and Income (l) (t).............. 0.00  to 0.35       0.00  to 0.35       0.00  to  0.35
EQ/Lord Abbett Large Cap Core (t).....................          0.00                0.00                 0.00
EQ/Lord Abbett Mid Cap Value (m) (t).................. 0.00  to 0.35       0.00  to 0.35       0.00  to  0.35
EQ/Marsico Focus (b) (f).............................. 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/Mid Cap Index (n) (t) (ak)......................... 0.00  to 0.35       0.00  to 0.35       0.00  to  0.35
EQ/Mid Cap Value PLUS (t).............................          0.00                0.00                 0.00
EQ/Money Market (g) (q)............................... 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/Montag & Caldwell Growth (h)....................... 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/PIMCO Real Return.................................. 0.00  to 0.35       0.00  to 0.35       0.00  to  0.35
EQ/Quality Bond PLUS(t)...............................          0.00                0.00                 0.00
EQ/Short Duration Bond (p)............................ 0.00  to 0.35       0.00  to 0.35       0.00  to  0.35
EQ/Small Company Index (t) (an)....................... 0.00  to 0.35       0.00  to 0.35                 0.00
EQ/T. Rowe Price Growth Stock (u)..................... 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75
EQ/UBS Growth and Income.............................. 0.00  to 0.75       0.00  to 0.75       0.00  to  0.75



                                                                At December 31,
                                                       -------------------------------
                                                                Expense Ratio**
                                                               Lowest to Highest
                                                       -------------------------------
                                                            2005             2004
                                                       --------------   --------------
AIM V.I. Financial Services........................... 0.00% to 0.35%   0.00% to 0.35%
AIM V.I. Global Health Care........................... 0.00  to 0.35    0.00  to 0.35
AIM V.I. Technology................................... 0.00  to 0.35    0.00  to 0.35
All Asset Allocation (e).............................. 0.00  to 0.75    0.00  to 0.75
AXA Aggressive Allocation (t).........................            --               --
AXA Conservative Allocation(t)........................            --               --
AXA Conservative-Plus Allocation (t)..................            --               --
AXA Moderate Allocation (t)...........................            --               --
AXA Moderate-Plus Allocation (t)......................            --               --
Dreyfus Stock Index Fund, Inc......................... 0.00  to 0.75    0.00  to 0.75
EQ/AllianceBernstein Common Stock (t) (x).............            --               --
EQ/AllianceBernstein Intermediate Government
Securities (as).......................................            --               --
EQ/AllianceBernstein International (r) (t)............            --               --
EQ/AllianceBernstein Small Cap Growth (t) (y).........            --               --
EQ/Ariel Appreciation II (t)..........................            --               --
EQ/AXA Rosenberg Value Long/Short Equity (as).........            --               --
EQ/BlackRock Basic Value Equity (t) (af)..............            --               --
EQ/BlackRock International Value (j) (t)..............            --               --
EQ/Bond Index......................................... 0.00  to 0.75    0.00  to 0.75
EQ/Boston Advisors Equity Income (a) (ag)............. 0.35  to 0.75    0.35  to 0.75
EQ/Calvert Socially Responsible (c) (i)...............          0.35               --
EQ/Capital Guardian Growth (t) (ah)...................            --               --
EQ/Capital Guardian Research (d) (v) (ai) (aj)........          0.60               --
EQ/Caywood-Scholl High Yield Bond..................... 0.00  to 0.75    0.00  to 0.75
EQ/Equity 500 Index (t)...............................            --               --
EQ/Evergreen International Bond (t)...................            --               --
EQ/Evergreen Omega (t)................................            --               --
EQ/GAMCO Mergers and Acquisitions.....................            --               --
EQ/GAMCO Small Company Value.......................... 0.00  to 0.75    0.00  to 0.75
EQ/Government Securities.............................. 0.00  to 0.75    0.00  to 0.75
EQ/International Core PLUS (t)........................            --               --
EQ/International Growth............................... 0.00  to 0.75    0.00  to 0.75
EQ/JPMorgan Core Bond (o) (t) (al) (am)...............       to   --               --
EQ/JPMorgan Value Opportunities (t)...................            --               --
EQ/Large Cap Core PLUS (t)............................            --               --
EQ/Large Cap Growth Index (t).........................            --               --
EQ/Large Cap Growth PLUS (t)..........................            --               --
EQ/Large Cap Value Index (t)..........................            --               --
EQ/Large Cap Value PLUS (t) (z) (ae)..................            --               --
EQ/Long Term Bond..................................... 0.00  to 0.75    0.00  to 0.75
EQ/Lord Abbett Growth and Income (l) (t)..............            --               --
EQ/Lord Abbett Large Cap Core (t).....................            --               --
EQ/Lord Abbett Mid Cap Value (m) (t)..................            --               --
EQ/Marsico Focus (b) (f).............................. 0.35  to 0.75               --
EQ/Mid Cap Index (n) (t) (ak).........................            --               --
EQ/Mid Cap Value PLUS (t).............................            --               --
EQ/Money Market (g) (q)............................... 0.00  to 0.75               --
EQ/Montag & Caldwell Growth (h)....................... 0.00  to 0.75    0.00  to 0.75
EQ/PIMCO Real Return.................................. 0.00  to 0.35    0.00  to 0.35
EQ/Quality Bond PLUS(t)...............................            --               --
EQ/Short Duration Bond (p)............................          0.35             0.35
EQ/Small Company Index (t) (an).......................            --               --
EQ/T. Rowe Price Growth Stock (u)..................... 0.00  to 0.75    0.00  to 0.75
EQ/UBS Growth and Income.............................. 0.35  to 0.75    0.35  to 0.75

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7.  Financial Highlights (Continued)


                                                                        At December 31,
                                                         ---------------------------------------------
                                                                        Expense Ratio**
                                                                       Lowest to Highest
                                                         ---------------------------------------------
                                                             2008             2007           2006
                                                         -------------  ---------------  -------------
EQ/Van Kampen Comstock (t)..............................         0.00             0.00           0.00
EQ/Van Kampen Emerging Markets Equity (t) (s)........... 0.00 to 0.35   0.00 to   0.35   0.00 to 0.35
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao).............. 0.00 to 0.35   0.00 to   0.35           0.00
EQ/Van Kampen Real Estate (ab) (at)..................... 0.00 to 0.35   0.00 to   0.35            --
Fidelity VIP Asset Manager..............................         0.00             0.00           0.00
Fidelity VIP Contrafund(R) (ac) (ad).................... 0.00 to 0.75   0.00 to   0.75   0.00 to 0.75
Fidelity VIP Growth and Income..........................         0.00             0.00           0.00
Franklin Income Securities (ap) (aq) (ar)............... 0.00 to 0.35   0.00 to   0.35           0.35
Franklin Rising Dividends Securities....................         0.35             0.35           0.35
Franklin Zero Coupon 2010...............................         0.35             0.35           0.35
Janus Aspen Series Balanced............................. 0.35 to 0.75   0.35 to   0.75   0.35 to 0.75
Janus Aspen Series Forty................................ 0.00 to 0.75   0.00 to   0.75   0.00 to 0.35
Janus Aspen Series International Growth................. 0.00 to 0.35   0.00 to   0.35   0.00 to 0.75
Janus Aspen Series Mid Cap Growth....................... 0.00 to 0.75   0.00 to   0.75   0.00 to 0.75
Janus Aspen Series Mid Cap Value........................         0.00             0.00           0.00
Janus Aspen Series Worldwide Growth..................... 0.00 to 0.75   0.00 to   0.75   0.00 to 0.75
MFS(R) Utilities Series................................. 0.00 to 0.35   0.00 to   0.35   0.00 to 0.35
Multimanager Aggressive Equity (t)......................         0.00             0.00           0.00
Multimanager Core Bond (t)..............................         0.00             0.00           0.00
Multimanager Health Care (t)............................         0.00             0.00           0.00
Multimanager High Yield (k) (t)......................... 0.00 to 0.35   0.00 to   0.35   0.00 to 0.35
Multimanager International Equity (t)...................         0.00             0.00           0.00
Multimanager Large Cap Core Equity (t)..................         0.00             0.00           0.00
Multimanager Large Cap Growth (t).......................         0.00             0.00           0.00
Multimanager Large Cap Value (t)........................         0.00             0.00           0.00
Multimanager Mid Cap Growth (t).........................         0.00             0.00           0.00
Multimanager Mid Cap Value (t)..........................         0.00             0.00           0.00
Multimanager Small Cap Growth (w)....................... 0.00 to 0.75   0.00 to   0.75   0.00 to 0.75
Multimanager Small Cap Value (t)........................         0.00             0.00           0.00
Multimanager Technology (t).............................         0.00             0.00           0.00
Oppenheimer Global Securities Fund/VA...................         0.35             0.35           0.35
PIMCO Global Bond (Unhedged)............................         0.35             0.35           0.35
PIMCO StocksPLUS Growth and Income......................         0.35             0.35           0.35
The Universal Institutional Funds, Inc. Emerging
Markets Debt............................................         0.00             0.00           0.00
The Universal Institutional Funds, Inc. Global
Value Equity............................................ 0.00 to 0.35   0.00 to   0.35   0.00 to 0.35
Van Eck Worldwide Bond..................................         0.00             0.00           0.00
Van Eck Worldwide Emerging Markets......................         0.00             0.00           0.00
Van Eck Worldwide Hard Assets...........................         0.00             0.00           0.00



                                                                   At December 31,
                                                         ----------------------------------
                                                                   Expense Ratio**
                                                                  Lowest to Highest
                                                         ----------------------------------
                                                              2006             2004
                                                         --------------   -----------------
EQ/Van Kampen Comstock (t)..............................            --              --
EQ/Van Kampen Emerging Markets Equity (t) (s)...........            --              --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao)..............            --              --
EQ/Van Kampen Real Estate (ab) (at).....................            --              --
Fidelity VIP Asset Manager..............................           0.00            0.00
Fidelity VIP Contrafund(R) (ac) (ad).................... 0.00%to   0.75   0.00% to 0.75
Fidelity VIP Growth and Income..........................           0.00            0.00
Franklin Income Securities (ap) (aq) (ar)...............           0.35            0.35
Franklin Rising Dividends Securities....................           0.35            0.35
Franklin Zero Coupon 2010...............................           0.35            0.35
Janus Aspen Series Balanced............................. 0.35 to   0.75   0.35  to 0.75
Janus Aspen Series Forty................................ 0.00 to   0.35   0.00  to 0.35
Janus Aspen Series International Growth................. 0.00 to   0.75   0.00  to 0.75
Janus Aspen Series Mid Cap Growth....................... 0.00 to   0.75   0.00  to 0.75
Janus Aspen Series Mid Cap Value........................           0.00            0.00
Janus Aspen Series Worldwide Growth..................... 0.00 to   0.75   0.00  to 0.75
MFS(R) Utilities Series................................. 0.00 to   0.35   0.00  to 0.35
Multimanager Aggressive Equity (t)......................             --              --
Multimanager Core Bond (t)..............................             --              --
Multimanager Health Care (t)............................             --              --
Multimanager High Yield (k) (t).........................             --              --
Multimanager International Equity (t)...................             --              --
Multimanager Large Cap Core Equity (t)..................             --              --
Multimanager Large Cap Growth (t).......................             --              --
Multimanager Large Cap Value (t)........................             --              --
Multimanager Mid Cap Growth (t).........................             --              --
Multimanager Mid Cap Value (t)..........................             --              --
Multimanager Small Cap Growth (w)....................... 0.00 to   0.75   0.00  to 0.75
Multimanager Small Cap Value (t)........................             --              --
Multimanager Technology (t).............................             --              --
Oppenheimer Global Securities Fund/VA...................           0.35            0.35
PIMCO Global Bond (Unhedged)............................           0.35            0.35
PIMCO StocksPLUS Growth and Income......................           0.35            0.35
The Universal Institutional Funds, Inc. Emerging
Markets Debt............................................           0.00            0.00
The Universal Institutional Funds, Inc. Global
Value Equity............................................ 0.00 to   0.35   0.00  to 0.35
Van Eck Worldwide Bond..................................           0.00            0.00
Van Eck Worldwide Emerging Markets......................           0.00            0.00
Van Eck Worldwide Hard Assets...........................           0.00            0.00

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7.  Financial Highlights (Continued)


                                                                      At December 31,
                                                       -------------------------------------------
                                                                      Total Return***
                                                                     Lowest to Highest
                                                       -------------------------------------------
                                                               2008                   2007
                                                       --------------------  ---------------------
AIM V.I. Financial Services........................... (59.62)% to (59.40)%  (22.49)% to (22.23)%
AIM V.I. Global Health Care........................... (28.85)  to (28.66)    11.50   to  11.85
AIM V.I. Technology................................... (44.67)  to (44.47)     7.33   to   7.68
All Asset Allocation (e).............................. (30.90)  to (30.36)     3.77   to   4.52
AXA Aggressive Allocation (t)......................... (39.64)  to (39.19)    (2.31)  to   6.17
AXA Conservative Allocation(t)........................ (11.75)  to (11.01)     3.25   to   5.80
AXA Conservative-Plus Allocation (t).................. (20.02)  to (19.43)     1.31   to   5.49
AXA Moderate Allocation (t)........................... (25.00)  to (24.47)     0.88   to   6.27
AXA Moderate-Plus Allocation (t)...................... (32.35)  to (31.77)    (0.53)  to   6.39
Dreyfus Stock Index Fund, Inc......................... (37.51)  to (37.07)     4.45   to   5.26
EQ/AllianceBernstein Common Stock (t) (x).............             (43.79)                 3.49
EQ/AllianceBernstein Intermediate Government
Securities (as).......................................               3.12                  5.19
EQ/AllianceBernstein International (r) (t)............             (50.57)                11.99
EQ/AllianceBernstein Small Cap Growth (t) (y)......... (44.71)  to (44.66)     5.57   to  16.69
EQ/Ariel Appreciation II (t)..........................             (38.49)                (1.18)
EQ/AXA Rosenberg Value Long/Short Equity (as).........             ( 5.70)                 1.56
EQ/BlackRock Basic Value Equity (t) (af).............. (36.79)  to (36.56)     0.23   to   1.18
EQ/BlackRock International Value (j) (t)..............             (42.86)                10.46
EQ/Bond Index.........................................   4.75   to   5.54      5.86   to   6.65
EQ/Boston Advisors Equity Income (a) (ag)............. (32.79)  to (32.30)     2.92   to   3.70
EQ/Calvert Socially Responsible (c) (i)............... (45.53)  to (45.22)    11.60   to  12.13
EQ/Capital Guardian Growth (t) (ah)...................             (40.41)                 5.48
EQ/Capital Guardian Research (d) (v) (ai) (aj)........ (39.92)  to (39.66)    (1.36)  to   1.66
EQ/Caywood-Scholl High Yield Bond..................... (19.69)  to (19.10)     2.01   to   2.82
EQ/Equity 500 Index (t)...............................             (37.33)                 4.95
EQ/Evergreen International Bond (t)...................               6.48                  9.31
EQ/Evergreen Omega (t)................................             (27.60)                11.33
EQ/GAMCO Mergers and Acquisitions.....................             (13.83)                 3.43
EQ/GAMCO Small Company Value.......................... (31.18)  to (30.65)     8.47   to   9.29
EQ/Government Securities..............................   2.67   to   3.45      5.93   to   6.67
EQ/International Core PLUS (t)........................             (44.86)                15.22
EQ/International Growth............................... (40.74)  to (40.30)    15.35   to  16.19
EQ/JPMorgan Core Bond (o) (t) (al) (am)...............  (8.99)  to  (8.93)     2.96   to   3.11
EQ/JPMorgan Value Opportunities (t)...................             (39.77)                (1.21)
EQ/Large Cap Core PLUS (t)............................             (37.41)                 3.89
EQ/Large Cap Growth Index (t).........................             (36.26)                13.99
EQ/Large Cap Growth PLUS (t)..........................             (38.23)                15.62
EQ/Large Cap Value Index (t)..........................             (56.70)                (5.93)
EQ/Large Cap Value PLUS (t) (z) (ae).................. (43.39)  to (43.19)    (4.45)  to  (0.22)
EQ/Long Term Bond.....................................   4.47   to   5.32      6.84   to   7.64
EQ/Lord Abbett Growth and Income (l) (t).............. (36.67)  to (36.56)     3.37   to   3.48
EQ/Lord Abbett Large Cap Core (t).....................             (30.97)                10.68
EQ/Lord Abbett Mid Cap Value (m) (t).................. (39.02)  to (38.96)     0.48   to   0.58
EQ/Marsico Focus (b) (f).............................. (40.75)  to (40.29)    13.16   to  14.04
EQ/Mid Cap Index (n) (t) (ak)......................... (49.33)  to (49.29)     7.92   to   8.03
EQ/Mid Cap Value PLUS (t).............................             (39.56)                (1.60)
EQ/Money Market (g) (q)...............................   1.65   to   2.34      4.23   to   5.01
EQ/Montag & Caldwell Growth (h)....................... (33.40)  to (32.90)    19.93   to  20.87
EQ/PIMCO Real Return..................................  (4.39)  to  (4.04)    11.05   to  11.46
EQ/Quality Bond PLUS(t)...............................              (6.55)                 4.54
EQ/Short Duration Bond (p)............................  (2.33)  to  (1.76)     4.98   to   5.56
EQ/Small Company Index (t) (an)....................... (34.18)  to (34.13)    (1.83)  to  (0.28)
EQ/T. Rowe Price Growth Stock (u)..................... (42.63)  to (42.19)     6.41   to   7.21
EQ/UBS Growth and Income.............................. (40.45)  to (40.03)     0.39   to   1.17



                                                                         At December 31,
                                                       -----------------------------------------------------
                                                                         Total Return***
                                                                        Lowest to Highest
                                                       -----------------------------------------------------
                                                             2006              2005                 2004
                                                       ----------------  ----------------  -----------------
AIM V.I. Financial Services........................... 16.07% to 16.39%   5.49% to  5.93%   8.34% to   8.68%
AIM V.I. Global Health Care...........................  4.85  to  5.21    7.75  to  8.21    7.15  to   7.54
AIM V.I. Technology................................... 10.13  to 10.51    1.81  to  2.18    6.65  to   7.01
All Asset Allocation (e)..............................  9.35  to 10.19    4.39  to  5.14    7.72  to   8.61
AXA Aggressive Allocation (t).........................           11.05                --                 --
AXA Conservative Allocation(t)........................            3.91                --                 --
AXA Conservative-Plus Allocation (t)..................            5.83                --                 --
AXA Moderate Allocation (t)...........................            7.08                --                 --
AXA Moderate-Plus Allocation (t)......................            8.97                --                 --
Dreyfus Stock Index Fund, Inc......................... 14.68  to 15.52    3.90  to  4.66    9.87  to  10.63
EQ/AllianceBernstein Common Stock (t) (x).............           11.21                --                 --
EQ/AllianceBernstein Intermediate Government
Securities (as).......................................              --                --                 --
EQ/AllianceBernstein International (r) (t)............            5.72                --                 --
EQ/AllianceBernstein Small Cap Growth (t) (y).........           11.71                --                 --
EQ/Ariel Appreciation II (t)..........................           11.75                --                 --
EQ/AXA Rosenberg Value Long/Short Equity (as).........              --                --                 --
EQ/BlackRock Basic Value Equity (t) (af)..............           11.58                --                 --
EQ/BlackRock International Value (j) (t)..............            4.01                --                 --
EQ/Bond Index.........................................  3.11  to  3.86    0.12  to  0.90    0.86  to   1.63
EQ/Boston Advisors Equity Income (a) (ag).............  9.94  to 15.18    5.42  to  5.83   16.94  to  17.48
EQ/Calvert Socially Responsible (c) (i)...............  1.18  to  8.08              3.27                 --
EQ/Capital Guardian Growth (t) (ah)...................            7.63                --                 --
EQ/Capital Guardian Research (d) (v) (ai) (aj)........  7.07  to 11.65              1.86                 --
EQ/Caywood-Scholl High Yield Bond.....................  7.19  to  7.92    1.93  to  2.75    8.90  to   9.68
EQ/Equity 500 Index (t)...............................            9.60                --                 --
EQ/Evergreen International Bond (t)...................            2.59                --                 --
EQ/Evergreen Omega (t)................................           10.49                --                 --
EQ/GAMCO Mergers and Acquisitions.....................            5.46                --                 --
EQ/GAMCO Small Company Value.......................... 17.94  to 18.85    3.56  to  4.33   20.00  to  20.91
EQ/Government Securities..............................  2.84  to  3.67    0.52  to  1.31    0.59  to   1.33
EQ/International Core PLUS (t)........................           10.30                --                 --
EQ/International Growth............................... 24.74  to 25.63   12.14  to 13.01    4.49  to   5.24
EQ/JPMorgan Core Bond (o) (t) (al) (am)...............  0.30  to  2.04                --                 --
EQ/JPMorgan Value Opportunities (t)...................           11.15                --                 --
EQ/Large Cap Core PLUS (t)............................            8.69                --                 --
EQ/Large Cap Growth Index (t).........................            7.80                --                 --
EQ/Large Cap Growth PLUS (t)..........................           10.74                --                 --
EQ/Large Cap Value Index (t)..........................           13.62                --                 --
EQ/Large Cap Value PLUS (t) (z) (ae)..................           10.86                --                 --
EQ/Long Term Bond.....................................  1.32  to  2.11    2.26  to  3.04    7.16  to   7.90
EQ/Lord Abbett Growth and Income (l) (t)..............  3.22  to  7.23                --                 --
EQ/Lord Abbett Large Cap Core (t).....................            6.46                --                 --
EQ/Lord Abbett Mid Cap Value (m) (t)..................  2.30  to 11.55                --                 --
EQ/Marsico Focus (b) (f)..............................  8.58  to 11.77    5.05  to  5.25                 --
EQ/Mid Cap Index (n) (t) (ak).........................  2.79  to 12.72                --                 --
EQ/Mid Cap Value PLUS (t).............................            9.59                --                 --
EQ/Money Market (g) (q)...............................  3.87  to  4.75    0.90  to  1.00                 --
EQ/Montag & Caldwell Growth (h).......................  7.11  to  7.81    4.65  to  5.54    3.29  to   4.02
EQ/PIMCO Real Return..................................  0.09  to  0.43    0.43  to  0.77    4.40  to   4.77
EQ/Quality Bond PLUS(t)...............................            1.89                --                 --
EQ/Short Duration Bond (p)............................  0.50  to  3.51              1.08               1.30
EQ/Small Company Index (t) (an).......................           11.59                --                 --
EQ/T. Rowe Price Growth Stock (u)..................... (4.67) to (3.93)   3.16  to  3.93   12.69  to  13.46
EQ/UBS Growth and Income.............................. 10.34  to 13.32    8.08  to  8.60   12.45  to  12.95

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008


7. Financial Highlights (Continued)


                                                                               At December 31,
                                                         ---------------------------------------------------------
                                                                               Total Return***
                                                                              Lowest to Highest
                                                         ---------------------------------------------------------
                                                                2008                 2007                 2006
                                                         ------------------   ------------------   ---------------
EQ/Van Kampen Comstock (t)..............................            (36.94)               (2.50)             8.69
EQ/Van Kampen Emerging Markets Equity (t) (s)........... (57.41) to (57.35)     41.90 to  42.02     9.41 to 20.51
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao).............. (47.36) to (47.32)      1.14 to  22.41             12.74
EQ/Van Kampen Real Estate (ab) (at)..................... (38.92) to (38.90)   (16.56) to  (8.63)              --
Fidelity VIP Asset Manager..............................            (28.75)               15.55              7.31
Fidelity VIP Contrafund(R) (ac) (ad).................... (43.05) to (42.54)     16.63 to  17.59    10.74 to 11.70
Fidelity VIP Growth and Income..........................            (41.67)               12.09             13.22
Franklin Income Securities (ap) (aq) (ar)............... (29.90) to (29.63)      0.85 to   3.37             17.87
Franklin Rising Dividends Securities....................            (27.39)               (3.01)            16.71
Franklin Zero Coupon 2010...............................               6.91                8.05              2.04
Janus Aspen Series Balanced............................. (16.53) to (16.15)      9.69 to  10.17     9.92 to 10.31
Janus Aspen Series Forty................................ (44.56) to (44.20)     36.00 to  36.98     8.50 to  9.40
Janus Aspen Series International Growth................. (52.38) to (52.12)     27.59 to  28.29    46.13 to 47.02
Janus Aspen Series Mid Cap Growth....................... (44.15) to (43.66)     21.16 to  22.07    12.71 to 13.50
Janus Aspen Series Mid Cap Value........................            (27.92)                7.20             15.02
Janus Aspen Series Worldwide Growth..................... (45.10) to (44.66)      8.73 to   9.60    17.40 to 18.26
MFS(R) Utilities Series................................. (37.90) to (37.69)     27.45 to  27.88    30.80 to 31.27
Multimanager Aggressive Equity (t)......................            (46.68)               11.38             12.44
Multimanager Core Bond (t)..............................               2.46                6.26              1.70
Multimanager Health Care (t)............................            (26.82)                8.97              3.82
Multimanager High Yield (k) (t)......................... (23.58) to (23.51)      3.07 to   3.14     1.56 to  4.67
Multimanager International Equity (t)...................            (47.23)               12.43             12.41
Multimanager Large Cap Core Equity (t)..................            (39.54)                5.00             10.03
Multimanager Large Cap Growth (t).......................            (45.38)               11.24              7.86
Multimanager Large Cap Value (t)........................            (37.45)                3.64             10.80
Multimanager Mid Cap Growth (t).........................            (43.58)               11.91             10.73
Multimanager Mid Cap Value (t)..........................            (35.97)                0.09              8.68
Multimanager Small Cap Growth (w)....................... (42.54) to (42.12)      2.88 to   3.67     9.43 to 10.27
Multimanager Small Cap Value (t)........................            (37.86)               (9.84)            12.19
Multimanager Technology (t).............................            (47.08)               18.22             11.02
Oppenheimer Global Securities Fund/VA...................            (40.52)                5.69             16.95
PIMCO Global Bond (Unhedged)............................            ( 1.19)                9.38              4.27
PIMCO StocksPLUS Growth and Income......................            (42.84)                6.60             14.39
The Universal Institutional Funds, Inc. Emerging
Markets Debt............................................            (14.98)                6.54             10.80
The Universal Institutional Funds, Inc. Global Value
Equity.................................................. (40.37) to (40.15)      6.28 to   6.61    20.75 to 21.21
Van Eck Worldwide Bond..................................               3.64                9.73              6.44
Van Eck Worldwide Emerging Markets......................            (64.77)               37.61             39.50
Van Eck Worldwide Hard Assets...........................            (46.13)               45.36             24.47



                                                                    At December 31,
                                                         ------------------------------------------------------------------
                                                                    Total Return***
                                                                   Lowest to Highest
                                                         ------------------------------------------------------------------
                                                              2006             2004
                                                         --------------   -------------------------
EQ/Van Kampen Comstock (t)..............................             --               --
EQ/Van Kampen Emerging Markets Equity (t) (s)...........             --               --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao)..............             --               --
EQ/Van Kampen Real Estate (ab) (at).....................             --               --
Fidelity VIP Asset Manager..............................           4.04             5.45
Fidelity VIP Contrafund(R) (ac) (ad).................... 15.99 to 16.94   14.47 to 15.51
Fidelity VIP Growth and Income..........................           7.58             5.82
Franklin Income Securities (ap) (aq) (ar)...............           1.25            13.41
Franklin Rising Dividends Securities....................           3.03            10.67
Franklin Zero Coupon 2010...............................           0.94             4.10
Janus Aspen Series Balanced.............................  7.08 to  7.54    7.73 to  8.15
Janus Aspen Series Forty................................ 12.08 to 12.83   17.32 to 18.27
Janus Aspen Series International Growth................. 31.41 to 32.34   18.30 to 18.91
Janus Aspen Series Mid Cap Growth....................... 11.52 to 12.43   19.76 to 20.75
Janus Aspen Series Mid Cap Value........................          10.00            17.76
Janus Aspen Series Worldwide Growth.....................  5.13 to  5.90    3.91 to  4.74
MFS(R) Utilities Series................................. 16.43 to 16.84   29.71 to 30.24
Multimanager Aggressive Equity (t)......................             --               --
Multimanager Core Bond (t)..............................             --               --
Multimanager Health Care (t)............................             --               --
Multimanager High Yield (k) (t).........................             --               --
Multimanager International Equity (t)...................             --               --
Multimanager Large Cap Core Equity (t)..................             --               --
Multimanager Large Cap Growth (t).......................             --               --
Multimanager Large Cap Value (t)........................             --               --
Multimanager Mid Cap Growth (t).........................             --               --
Multimanager Mid Cap Value (t)..........................             --               --
Multimanager Small Cap Growth (w).......................  6.81 to  7.54   11.56 to 12.53
Multimanager Small Cap Value (t)........................             --               --
Multimanager Technology (t).............................             --               --
Oppenheimer Global Securities Fund/VA...................          13.69            18.50
PIMCO Global Bond (Unhedged)............................          (6.95)           10.22
PIMCO StocksPLUS Growth and Income......................           3.10            10.43
The Universal Institutional Funds, Inc. Emerging
Markets Debt............................................          12.27            10.01
The Universal Institutional Funds, Inc. Global
Value Equity............................................  5.43 to  5.87   13.21 to 13.53
Van Eck Worldwide Bond..................................          (3.02)            9.13
Van Eck Worldwide Emerging Markets......................          32.03            25.82
Van Eck Worldwide Hard Assets...........................          51.69            23.97

----------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the respective year ended or from the commencement of operations of the Subaccount.

(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b) Units were made available for sale on September 9, 2005.
(c) EQ/Calvert Socially Responsible was substituted for EQ/Enterprise Global Socially Responsive on September 9, 2005.
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Growth and EQ/MONY Diversified on September 9, 2005.
(e) All Asset Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Marisco Focus was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2008


7. Financial Highlights (Concluded)

(g)  EQ/Money Market was substituted for EQ/MONY Money Market on September 9,
     2005.
(h) EQ/Montag & Caldwell was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006.
(j) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006.
(k) Multimanager High Yield was substituted for Lord Abbett Bond Debenture on November 3, 2006.
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006.
(m) EQ/Lord Abbett Mid Cap Value was substituted for Lord Abbett Mid Cap Value on November 3, 2006.
(n)  EQ/Mid Cap Index was substituted for Old Mutual Mid-Cap on November 3,
     2006.
(o)  EQ/JPMorgan Core Bond was substituted PIMCO Real Return on November 3,
     2006.
(p) EQ/Short Duration Bond was substituted for T. Rowe Price Limited Term Bond on November 3, 2006.
(q) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006.
(r) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006.
(s) EQ/Van Kampen Emerging Markets Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006.
(t)  Units were made available for sale on September 8, 2006.
(u) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007. (See Note 6)
(v) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007. (See Note 6)
(w) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007. (See Note 6)
(x) EQ/AllianceBernstein Common Stock was substituted for Dreyfus VIF Appreciation on August 17, 2007. (See Note 6)
(y) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007. (See Note 6)
(z) EQ/Large Cap Value PLUS was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007. (See Note 6)
(aa) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007 (See Note 6)
(ab) EQ/Van Kampen Real Estate was substituted for UIF U.S. Real Estate on August 17, 2007. (See Note 6)
(ac) Fidelity VIP Contrafund(R) was substituted for Fidelity VIP Growth on August 17, 2007. (See Note 6)
(ad) Fidelity VIP Contrafund(R) was substituted for UIF Equity Growth on
     August 17, 2007. (See Note 6)
(ae) EQ/Large Cap Value PLUS was substituted for Old Mutual Select Value on November 16, 2007. (See Note 6)
(af) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007. (See Note 6)
(ag) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007. (See Note 6)
(ah) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007. (See Note 6)
(ai) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007. (See Note 6)
(aj) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007. (See Note 6)
(ak) EQ/Mid Cap Index was substituted for AIM V.I. MidCap Core Equity on November 16, 2007. (See Note 6)
(al) EQ/JPMorgan Core Bond was substituted for Janus Aspen Series Flexible Income on November 16, 2007. (See Note 6)
(am) EQ/JPMorgan Core Bond was substituted for UIF Core Plus Fixed Bond on November 16, 2007. (See Note 6)
(an) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock
     Index on November 16, 2007. (See Note 6)
(ao) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007. (See Note 6)
(ap) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007. (See Note 6)
(aq) Franklin Income Securities was substituted for MFS Total Return on
     November 16, 2007. (See Note 6)
(ar) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007. (See Note 6)
(as) Units were made available for sale on April 27, 2007.
(at) Units were made available for sale on August 17, 2007.

                          INDEX TO FINANCIAL STATEMENTS

                     MONY LIFE INSURANCE COMPANY OF AMERICA



Report of Independent Registered Public Accounting Firm..................   F-1

Financial Statements:

  Balance Sheets, December 31, 2008 and December 31, 2007................   F-2
  Statements of Earnings, Years Ended December 31, 2008,
     2007 and 2006.......................................................   F-3
  Statements of Shareholder's Equity and Comprehensive (Loss)
     Income, Years Ended December 31, 2008, 2007 and 2006................   F-4
  Statements of Cash Flows, Years Ended December 31, 2008,
     2007 and 2006.......................................................   F-5
  Notes to Financial Statements..........................................   F-6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Shareholder of MONY Life Insurance Company of America


In our opinion, the accompanying balance sheets and the related statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 2008 and 2007 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Financial Statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.





/s/ PricewaterhouseCoopers LLP
New York, New York

March 13, 2009

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                 BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007


                                                                                          2008          2007
                                                                                     ------------   ------------
                                                                                           (IN MILLIONS)
ASSETS

Investments:

   Fixed maturities available for sale, at fair value..............................  $   1,690.2    $   2,027.7
   Mortgage loans on real estate...................................................        176.2          203.8
   Policy loans....................................................................        122.4          116.0
   Other invested assets...........................................................         85.2           53.1
                                                                                     ------------   ------------
     Total investments.............................................................      2,074.0        2,400.6
Cash and cash equivalents..........................................................        115.9           52.5
Amounts due from reinsurers........................................................        174.8          136.4
Deferred policy acquisition costs..................................................        151.7          145.0
Value of business acquired.........................................................        222.4          232.9
Other assets.......................................................................         43.1           26.3
Separate Accounts' assets..........................................................      1,726.8        3,009.5
                                                                                     ------------   ------------

TOTAL ASSETS                                                                         $   4,508.7    $   6,003.2
                                                                                     ============   ============

LIABILITIES

Policyholders' account balances....................................................  $   1,822.1    $   1,915.3
Future policy benefits and other policyholders liabilities.........................        397.3          353.1
Other liabilities..................................................................         66.1           46.8
Note payable to affiliate..........................................................         23.6           27.3
Income taxes payable...............................................................         22.4           51.9
Separate Accounts' liabilities.....................................................      1,726.8        3,009.5
                                                                                     ------------   ------------
     Total liabilities.............................................................      4,058.3        5,403.9
                                                                                     ------------   ------------

Commitments and contingent liabilities (Notes 2, 5, 8, 9, 14 and 15)

SHAREHOLDER'S EQUITY

Common stock, $1.00 par value; 5.0 million shares authorized,
   2.5 million issued and outstanding..............................................          2.5            2.5
Capital in excess of par value.....................................................        510.8          501.7
Retained earnings..................................................................         55.5          121.6
Accumulated other comprehensive loss...............................................       (118.4)         (26.5)
                                                                                     ------------   ------------
     Total shareholder's equity....................................................        450.4          599.3
                                                                                     ------------   ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY.........................................  $   4,508.7    $   6,003.2
                                                                                     ============   ============




                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                             STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006


                                                                  2008            2007            2006
                                                           --------------   ---------------   --------------
                                                                             (IN MILLIONS)
REVENUES

Variable life and investment-type product policy
    fee income.........................................    $       147.4    $        160.7    $       150.0
Premiums...............................................             44.6              45.8             49.9
Net investment income..................................            126.3             137.3            141.4
Investment losses, net.................................            (38.8)            (22.0)            (1.2)
Other income...........................................             18.5              16.1             15.5
                                                           --------------   ---------------   --------------
      Total revenues...................................            298.0             337.9            355.6
                                                           --------------   ---------------   --------------

BENEFITS AND OTHER DEDUCTIONS

Policyholders' benefits................................            119.6             100.1             98.1
Interest credited to policyholders' account balances...             73.4              79.5             86.1
Compensation and benefits..............................             29.1              21.4             27.4
Commissions............................................             43.0              44.9             36.7
Interest expense.......................................              1.7               2.0              2.2
Amortization of deferred policy acquisition costs and
    value of business acquired.........................             88.0              74.2             55.4
Capitalization of deferred policy acquisition costs....            (36.6)            (36.4)           (27.2)
Rent expense...........................................              4.7               3.6              3.7
Other operating costs and expenses.....................             35.4              33.8             16.5
                                                           --------------   ---------------   --------------
      Total benefits and other deductions..............            358.3             323.1            298.9
                                                           --------------   ---------------   --------------

(Loss) earnings before income taxes....................            (60.3)             14.8             56.7
Income taxes...........................................             (5.8)             (1.1)           (17.3)
                                                           --------------   ---------------   --------------

(Loss) earnings from continuing operations.............            (66.1)             13.7             39.4
Gain on disposal of discontinued operations,
    net of income taxes................................              -                 -                 .7
                                                           --------------   ---------------   --------------

Net (Loss) Earnings....................................   $        (66.1)   $         13.7    $        40.1
                                                           ==============   ===============   ==============




                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
       STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006


                                                                             2008              2007              2006
                                                                       --------------    ---------------    --------------
                                                                                          (IN MILLIONS)
SHAREHOLDER'S EQUITY

Common stock, at par value, beginning and end of year..............    $         2.5     $          2.5     $         2.5
                                                                       --------------    ---------------    --------------

Capital in excess of par value, beginning of year..................            501.7              498.5             495.8
Changes in capital in excess of par value..........................              9.1                3.2               2.7
                                                                       --------------    ---------------    --------------
Capital in excess of par value, end of year........................            510.8              501.7             498.5
                                                                       --------------    ---------------    --------------

Retained earnings, beginning of year...............................            121.6              107.9              67.8
Net (loss) earnings................................................            (66.1)              13.7              40.1
                                                                       --------------    ---------------    --------------
Retained earnings, end of year.....................................             55.5              121.6             107.9
                                                                       --------------    ---------------    --------------

Accumulated other comprehensive loss, beginning of year............            (26.5)             (11.1)             (5.6)
Other comprehensive loss...........................................            (91.9)             (15.4)             (5.5)
                                                                       --------------    ---------------    --------------
Accumulated other comprehensive loss, end of year..................           (118.4)             (26.5)            (11.1)
                                                                       --------------    ---------------    --------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR............................    $       450.4     $        599.3     $       597.8
                                                                       ==============    ===============    ==============



                                                                             2008              2007              2006
                                                                       --------------    ---------------    --------------
                                                                                           (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME

Net (loss) earnings................................................    $       (66.1)    $         13.7     $        40.1
                                                                       --------------    ---------------    --------------

Change in unrealized losses, net of reclassification adjustment....            (91.9)             (15.4)             (5.5)
                                                                       --------------    ---------------    --------------
Other comprehensive loss...........................................            (91.9)             (15.4)             (5.5)
                                                                       --------------    ---------------    --------------

COMPREHENSIVE (LOSS) INCOME........................................    $      (158.0)    $         (1.7)    $        34.6
                                                                       ==============    ===============    ==============



                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006


                                                                                      2008              2007             2006
                                                                                --------------     --------------    --------------
                                                                                                   (IN MILLIONS)
Net (loss) earnings ........................................................... $       (66.1)     $        13.7     $        40.1
   Adjustments to reconcile net earnings to net cash provided by operating activities:
      Interest credited to policyholders' account balances.....................          73.4               79.5              86.1
      Variable life and investment-type product policy fee income..............        (147.4)            (160.7)           (150.0)
      Change in accrued investment income......................................           1.0                2.1               (.7)
      Investment losses, net...................................................          38.8               22.9               1.2
      Change in deferred policy acquisition costs and
         value of business acquired............................................          51.4               37.8              28.2
      Change in future policy benefits.........................................          12.6               15.9              25.7
      Change in other policyholders liabilities................................          34.7               (8.0)             17.0
      Change in income tax payable.............................................          19.9               (3.7)             17.3
      Provision for depreciation and amortization..............................           6.7                7.7              12.1
      Gain on disposal of discontinued operations..............................           -                  -                 (.7)
      Dividend from AllianceBernstein..........................................           4.7                6.4               4.8
      Other, net...............................................................           (.4)               7.4             (16.3)
                                                                                 -------------     --------------    --------------

Net cash provided by operating activities......................................          29.3               21.0              64.8
                                                                                 -------------     --------------    --------------

Cash flows from investing activities:
    Maturities and repayments of fixed maturities and mortgage loans...........         190.1              261.1             299.8
    Sales of investments.......................................................          30.7               69.0              61.1
    Purchases of investments...................................................        (128.4)            (260.4)           (414.8)
    Other, net.................................................................          (4.5)             (14.8)            (10.3)
                                                                                 -------------     --------------    --------------

Net cash provided by (used in) investing activities............................          87.9               54.9             (64.2)
                                                                                --------------     --------------    --------------

Cash flows from financing activities:
   Policyholders' account balances:
   Deposits....................................................................         287.0              334.0             392.9
   Withdrawals and transfers to Separate Accounts..............................        (337.2)            (416.0)           (463.9)
   Repayments of note to affiliate.............................................          (3.6)              (3.4)             (3.2)
   Other, net  ................................................................           -                  3.2               2.7
                                                                                --------------     --------------    --------------

Net cash used by financing activities..........................................         (53.8)             (82.2)            (71.5)
                                                                                --------------     --------------    --------------

Change in cash and cash equivalents............................................          63.4               (6.3)            (70.9)
Cash and cash equivalents, beginning of year...................................          52.5               58.8             129.7
                                                                                --------------     --------------    --------------

Cash and Cash Equivalents, End of Year......................................... $       115.9      $        52.5     $        58.8
                                                                                ==============     ==============    ==============

Supplemental cash flow information:

   Interest Paid............................................................... $         1.7      $         2.0     $         2.2
                                                                                ==============     ==============    ==============
Schedule of non-cash financing activities:

   Shared-based Programs....................................................... $          .7      $         3.1     $         2.7
                                                                                ==============     ==============    ==============


                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                          NOTES TO FINANCIAL STATEMENTS

1)    ORGANIZATION

      MONY Life Insurance Company of America ("MLOA") is an Arizona stock life insurance company. MLOA's primary business is to provide life insurance and annuity products to both individuals and businesses. MLOA is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY Life"). MONY Life is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, which is a downstream holding company of AXA Financial, Inc. ("AXA Financial" and together with its consolidated subsidiaries "AXA Financial Group").

2)    SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation
      ---------------------

      The preparation of the accompanying financial statements in conformity with generally accepted accounting principles in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management to present fairly the financial position of MLOA and its results of operations and cash flows for the periods presented.

      The years "2008", "2007" and "2006" refer to the years ended December 31, 2008, 2007 and 2006, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform to the current presentation.

      Accounting Changes
      ------------------

      On January 12, 2009, the FASB issued FASB Staff Position ("FSP") Emerging Issues Task Force ("EITF") 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20," amending EITF Issue No. 99-20, "Recognition of Interest Income and Impairment of Purchased Beneficial Interests and Beneficial Interests That Continue to be Held by a Transferor in Securitized Financial Assets". The FSP broadens the other-than-temporary impairment assessment for interests in securitized financial assets within the scope of EITF 99-20 to conform to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. FSP EITF 99-20-1 is effective prospectively for interim and annual reporting periods ending after December 15, 2008 and application to prior periods is not permitted. At December 31, 2008, debt securities with amortized cost and fair values of approximately $139.8 million and $90.0 million comprised the population subject to this amendment. Adoption of the FSP did not have an impact on MLOA's results of operations or financial position.

      Effective January 1, 2008, SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities including an amendment of FASB Statement No. 115," permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management has elected not to adopt the fair value option as permitted by SFAS No. 159.

      Effective January 1, 2008, MLOA adopted SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is defined under SFAS No. 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. MLOA's adoption of SFAS No. 157 at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance contract treated as a derivative, resulting in an increase in net loss of $0.6 million, related to an increase in the fair value of the GMIB reinsurance contract liability of $1.4 million, offset by a decrease in related deferred policy acquisition ("DAC") amortization of $0.4 million and a decrease of $0.4 million to income taxes. The increase in the GMIB reinsurance contract's fair value under SFAS No. 157 was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of SFAS No. 157.

      On February 12, 2008, the FASB issued FSP SFAS No. 157-2, which deferred the effective date of SFAS No. 157 for one year for all non-financial assets and non-financial liabilities (including goodwill and other intangible assets) except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed until December 31, 2009 the application of SFAS No. 157 to MLOA's annual impairment testing of goodwill and other intangible assets but would require adoption in an earlier interim period in 2009 if circumstances would be indicative of an impairment event. Management does not anticipate adoption of this FSP to have significant impact on the methodologies used to measure fair value for these impairment assessments.

      On October 10, 2008, the FASB issued FSP SFAS No. 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. FSP SFAS No. 157-3 was effective upon issuance, including prior periods for which financial statements have not been issued. Significant liquidity constraints that emerged in fourth quarter 2008 in the market for commercial mortgage-backed securities ("CMBS") resulted in MLOA's adoption of this clarification for purpose of measuring the fair value of its CMBS portfolio at December 31, 2008. As a result, management concluded that an adjusted discounted cash flow methodology that maximizes the use of relevant observable inputs would produce a more representative measure of the fair value of CMBS at December 31, 2008 as compared to matrix pricing and broker quotes used at prior measurement dates and that now would require significant adjustments. Nonetheless, the determination of fair value also considered the very limited, yet observable, CMBS transactions that occurred in fourth quarter 2008. Management considered the guidance provided by FSP SFAS No. 157-3 in determining the fair value of financial assets at December 31, 2008 and determined that it did not have a significant impact on MLOA's results of operations or financial position. At December 31, 2008, the fair value of MLOA's CMBS portfolio was $100.8 million.

      Effective January 1, 2008, MLOA adopted SFAS No. 141(R), "Business Combinations (revised 2007)" to be applied prospectively for all future acquisitions. While retaining the requirement of SFAS No. 141, "Business Combinations," to use purchase accounting for all business combinations, SFAS No. 141(R)'s new rules include the following:
      o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control even if it has not acquired 100% of the target company,
      o Contingent considerations will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred, and
      o The requirements in SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities," must be met at the acquisition date in order to accrue for a restructuring plan.

      In June 2007, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 07-1 "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies". The SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The SOP addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. SOP 07-1 was to have been effective for fiscal years beginning after December 15, 2007. On February 12, 2008, the FASB issued FASB Staff Position ("FSP") SOP 07-1-1 that indefinitely delays the effective date of SOP 07-1. The delay is intended to allow the FASB time to consider a number of significant issues relating to the implementation of SOP 07-1.

      Effective January 1, 2007, and as more fully described in Note 11 to the Financial StatementS, MLOA adopted FASB Interpretation ("FIN") 48, "Accounting for Uncertainty in Income Taxes," an interpretation that clarifies the recognition criteria and measurement of the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained based on the technical merits of the position, assuming examination by the taxing authority, and is required to be measured at the largest amount of tax benefit that is more than 50% likely of being realized upon ultimate settlement, taking into consideration the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. In addition, annual disclosures with respect to income taxes have been expanded by FIN 48 and require the inclusion of a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. As a result of adopting FIN 48, no adjustment to MLOA's January 1, 2007 retained earnings for unrecognized tax benefits was required.

      On January 1, 2007, MLOA adopted the AICPA SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". The SOP requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA") and other related balances must be written off. The adoption of SOP 05-1 did not have a material impact on MLOA's results of operations or financial position.

      On December 31, 2006, AXA Financial Group implemented SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over- or under-funded status of such benefit plans as an asset or liability in the balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 does not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

      SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 has no impact on AXA Financial Group as it already uses a December 31 measurement date for all of its plan assets and benefits obligations. The adoption of SFAS No. 158 did not have an impact on MLOA's results of operations or financial position.

      On January 1, 2006, AXA Financial Group, including MLOA, adopted SFAS No. 123(R), "Share-Based Payment," which requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of AXA Financial Group's equity-classified award programs for which no cost previously would have been charged to net earnings in accordance with Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans.

      AXA Financial Group used the "modified prospective method," applying the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. Beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006 were recognized in MLOA's statements of operations over the awards' remaining future service/vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.

      AXA Financial Group, including MLOA, also elected the "short-cut" transition alternative for approximating the historical pool of windfall tax benefits available in shareholder's equity at January 1, 2006 as provided by the FASB in FASB Staff Position ("FSP") No. 123(R)-3, "Transition Election Related to Accounting For the Tax Effects of Share-Based Payment Awards". This historical pool represents the cumulative tax benefits of tax deductions for employee share-based payments in excess of compensation costs recognized under U.S. GAAP. In the event that a shortfall of tax benefits occurs during a reporting period (i.e., tax deductions are less than the related cumulative compensation expense), the historical pool will be reduced by the amount of the shortfall. If the shortfall exceeds the amount of the historical pool, there will be a negative impact on the results of operations. In 2008, 2007 and 2006, additional windfall tax benefits resulted from employee exercises of stock option awards.

      New Accounting Pronouncements
      -----------------------------

      On December 30, 2008, the FASB issued FSP FAS 132(R)-1, "Disclosures about Employers' Postretirement Benefit Plan Assets". The FSP amended FAS 132(R), "Disclosure about Plan Assets," to require additional disclosures, about assets held in an employer's defined benefit pension or other postretirement plans, including disclosures about fair value measures similar to those of SFAS No. 157. The FSP is effective prospectively for fiscal years ending after December 15, 2009.

      On March 19, 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (an amendment of FASB Statement No. 133), which requires enhanced disclosures of an entity's objectives and strategies for using derivatives, including tabular presentation of fair value amounts, gains and losses, and related hedged items, with appropriate cross-referencing to the financial statements. SFAS No. 161 is effective for interim and annual reporting periods beginning January 1, 2009.

      Investments
      -----------

      The carrying values of fixed maturities identified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trust ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

      Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

      Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

      Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

      Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

      Valuation allowances are netted against the asset categories to which they apply.

      Policy loans are stated at unpaid principal balances.

      Partnerships and joint venture interests in which MLOA has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation of FIN 46(R), "Consolidation of Variable Interest Entities, Revised," are consolidated; those in which MLOA does not have control and a majority economic interest and those that do not meet FIN 46(R) requirements for consolidation are reported on the equity basis of accounting and are included in other equity investments. Certain partnerships report their results on a one quarter lag basis.

      Equity securities include common stock classified as available for sale securities are carried at fair value and are included in Other invested assets.

      Units in AllianceBernstein L.P. ("AllianceBernstein"), a subsidiary of AXA Financial, are carried on the equity method and reported in Other invested assets.

      Short-term investments are stated at amortized cost that approximates fair value and are included in Other invested assets.

      Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

      All securities owned including United States government and agency securities and mortgage-backed securities are recorded in the financial statements on a trade date basis.

      Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)
      ---------------------------------------------------------------------

      Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

      Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by MLOA are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to DAC and VOBA related to variable life and investment-type products.

      Fair Value of Other Financial Instruments
      -----------------------------------------

      SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS No. 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

        Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

        Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

        Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

      Fair value measurements classified as Level 1 include exchange-traded prices of debt and equity securities and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. At December 31, 2008, investments classified as Level 2 comprise approximately 43.9% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities. As market quotes generally are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company in connection with its adoption of SFAS No. 157 and the resulting prices determined to be representative of exit values for which the significant inputs are sourced either directly or indirectly from market observable data.

      The Level 2 classification continues to include AAA-senior CMBS, AAA-rated mortgage- and asset- backed securities, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently volatile, market activity in these sectors. During 2008, no CMBS securities were transferred from Level 2 to Level 3 classification.

      Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2008 were approximately $22.7 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. In addition, approximately $91.4 million of mortgage- and asset-backed securities, including $86.5 million of CMBS, are classified as Level 3 at December 31, 2008 as the observability of market inputs to the valuation models used for pricing certain of these securities has deteriorated coincident with recent market events that have reduced overall liquidity and trading activity in these sectors. MLOA applies various due-diligence procedures, as considered appropriate, to validate the pricing of investments classified as Level 3, including back-testing to historical prices, benchmarking to similar securities, and internal review by a valuation committee. Level 3 also includes the GMIB reinsurance contract which is accounted for as a derivative contract in accordance with SFAS No. 133. The GMIB reinsurance contract reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios. It incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index.

      MLOA defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

      Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts.

      Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

      Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

      The fair values for MLOA's supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

      The fair values for single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

      Fair values for the note payable to affiliate are determined using contractual cash flows discounted at market interest rates.

      Recognition of Insurance Income and Related Expenses
      ----------------------------------------------------

      Premiums from variable life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

      Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This matching is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

      DAC and VOBA
      ------------

      Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

      VOBA, which arose from the 2004 acquisition by AXA Financial, was established in accordance with business combination purchase accounting guidance as set forth in SFAS No.141, "Business Combinations". VOBA is the actuarially determined present value of estimated future gross profits of insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (approximately 10-30 years) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

      For variable life products and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits or assessments would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in shareholder's equity as of the balance sheet date.

      A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2008, the average gross short-term and long-term annual return estimate is 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% ((2.3%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. As of December 31, 2008, current projections of future average gross market returns assume a 9% return for 2009, which is within the maximum and minimum limitations.

      In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

      Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

      For non-participating traditional life policies, DAC and VOBA are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

      Policyholders' Account Balances and Future Policy Benefits
      ----------------------------------------------------------

      Policyholders' account balances for variable life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      MLOA issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. MLOA also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. The risk associated with the GMDB and GMIB features is that a protracted under-performance of the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

      For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

      For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.0% to 6.0% for life insurance liabilities and from 3.0% to 6.75% for annuity liabilities.

      Separate Accounts
      -----------------

      Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity.

      The investment results of Separate Accounts, including unrealized (losses) gains on which MLOA does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the statements of operations. For the years ended December 31, 2008, 2007 and 2006, investment results of such Separate Accounts were $(835.3) million, $272.1 million and $361.7 million, respectively.

      Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

      Other Accounting Policies
      -------------------------

      MLOA filed a consolidated Federal income tax return with its parent, MONY Life, and with MONY Life's other life subsidiaries. Under the life insurance provisions of the Internal Revenue Code, life insurance companies cannot file a consolidated Federal income tax return with their ultimate parent for a period of five years from the date of acquisition. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

      Discontinued operations include real estate held-for-sale.

      Real estate investments meeting the following criteria are classified as real estate held-for-sale:
        o Management having the authority to approve the action commits the organization to a plan to sell the property.
        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

      Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

      Real estate held-for-sale is included in the Other assets line in the balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2008 were not significant.

3)    INVESTMENTS

      Fixed Maturities
      ----------------
      The following table provides additional information relating to fixed maturities.

                                                                          GROSS              GROSS
                                                     AMORTIZED         UNREALIZED          UNREALIZED
                                                        COST              GAINS              LOSSES          FAIR VALUE
                                                   ---------------   ----------------   -----------------  ---------------
                                                                               (IN MILLIONS)
        DECEMBER 31, 2008
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate...........................   $     1,572.4      $       10.7      $      152.0       $    1,431.1
            Mortgage and Asset Backed...........           177.3                .7              50.9              127.1
            U.S. Treasury, government
              and agency securities.............            47.9               3.3               -                 51.2
            States and political subdivisions...             1.1               -                  .1                1.0
            Foreign governments.................             4.1                .5               -                  4.6
            Redeemable preferred stock..........           131.8               -                56.6               75.2
                                                   ---------------   ----------------   -----------------  ---------------
              Total Available for Sale..........   $     1,934.6      $       15.2      $      259.6       $    1,690.2
                                                   ===============   ================   =================  ===============

        December 31, 2007
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate...........................   $     1,620.3      $       10.5      $       27.6       $    1,603.2
            Mortgage and Asset Backed...........           208.4                .4              29.0              179.8
            U.S. Treasury, government and
              agency securities.................           114.7               2.0               -                116.7
            States and political subdivisions...             1.1               -                 -                  1.1
            Foreign governments.................             4.1                .1               -                  4.2
            Redeemable preferred stock..........           134.5                .5              12.3              122.7
                                                   ---------------   ----------------   -----------------  ---------------
              Total Available for Sale..........   $     2,083.1      $       13.5      $       68.9       $    2,027.7
                                                   ===============   ================   =================  ===============

      MLOA determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

      The contractual maturity of bonds at December 31, 2008 is shown below:

                                                                         AVAILABLE FOR SALE
                                                                  ---------------------------------
                                                                     AMORTIZED
                                                                       COST           FAIR VALUE
                                                                  --------------     --------------
                                                                            (IN MILLIONS)
      Due in one year or less..................................   $        52.8      $       52.7
      Due in years two through five............................           579.0             544.9
      Due in years six through ten.............................           856.7             767.5
      Due after ten years......................................           137.0             122.8
                                                                  --------------     --------------
         Subtotal..............................................         1,625.5           1,487.9
      Mortgage and Asset Backed................................           177.3             127.1
                                                                  --------------     --------------
      Total....................................................   $     1,802.8      $    1,615.0
                                                                  ==============     ==============

      Bonds that are not due at a single maturity date have been included in the contractual maturity table above in the final maturity year. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process includes a quarterly review of certain assets by AXA Financial Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.

      The following table discloses the 294 issues of fixed maturities that have been in a continuous unrealized loss position for less than a twelve-month period and greater than a twelve month period as of December 31, 2008:

                                          LESS THAN 12 MONTHS           12 MONTHS OR LONGER                  TOTAL
                                     ----------------------------  ----------------------------   -----------------------------
                                                                                                                      GROSS
                                                     UNREALIZED                    UNREALIZED                      UNREALIZED
                                      FAIR VALUE       LOSSES       FAIR VALUE       LOSSES        FAIR VALUE        LOSSES
                                     -------------  -------------  -------------  -------------   -------------   -------------
                                                                            (IN MILLIONS)
       Fixed Maturities:
         Corporate.................  $      792.4   $      (72.0)  $      333.0   $      (80.0)   $    1,125.4    $     (152.0)
         Mortgage and
            Asset Backed...........          14.9           (1.2)          89.4          (49.7)          104.3           (50.9)
         U.S. Treasury,
           government and agency
           securities..............           -              -              -              -               -               -
         States and political
           subdivisions............           1.0            (.1)           -              -               1.0             (.1)
         Foreign governments.......           -              -              -              -               -               -
         Redeemable
           preferred stock.........          11.5           (7.2)          63.7          (49.4)           75.2           (56.6)
                                     -------------  -------------  -------------  -------------   -------------   -------------
       Total Temporarily
         Impaired Securities.......  $      819.8   $      (80.5)  $      486.1   $     (179.1)   $    1,305.9    $     (259.6)
                                     =============  =============  =============  =============   =============   =============

      MLOA's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2008, approximately $87.7 million, or 4.5%, of the $1,934.6 million aggregate amortized cost of fixed maturities held by MLOA was considered to be other than investment grade.

      MLOA does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. MLOA's fixed maturity investment portfolio includes Residential Mortgage Backed Securities ("RMBS") backed by subprime and Alt-A residential mortgages. RMBS are securities whose cash flows are backed by the principal and interest payments from a set of residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages consist of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and /or inadequate documentation of the borrowers' income. At December 31, 2008, MLOA owned $4.9 million in RMBS backed by subprime residential mortgage loans, 84% of which are rated AA. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

      At December 31, 2008, MLOA had $1.0 million of fixed maturities which were non-income producing for the twelve months preceding that date.

      Mortgage Loans
      --------------
      During 2008, 2007 and 2006, respectively, MLOA's average recorded investment in impaired mortgage loans was $0.2 million, $0.8 million and $3.1 million.

      There was no interest income on impaired mortgage loans in 2008 and 2007; interest income recognized on impaired mortgage loans totaled $0.3 million for 2006.

      Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2007, there were no mortgage loans classified as nonaccrual; there were no mortgage loans classified as nonaccrual at December 31, 2008.

      There were no impaired mortgage loans at December 31, 2008. Impaired mortgage loans along with the related investment valuation allowances at December 31, 2007 follow:

                                                                                December 31,
                                                                                    2007
                                                                               --------------
                                                                                (In Millions)
      Impaired mortgage loans with investment valuation allowances...........   $         -
      Impaired mortgage loans without investment valuation allowances........            .3
                                                                               --------------
      Recorded investment in impaired mortgage loans.........................            .3
      Investment valuation allowances........................................             -
                                                                               --------------
      Net Impaired Mortgage Loans............................................   $         .3
                                                                               ==============

      There were no investment valuation allowances for mortgage loans on real estate in 2008 and 2007.

      Other Invested Assets
      ---------------------
      MLOA holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2008 and 2007 were $2.9 million and $2.9 million, respectively.

      In December 2008, MLOA purchased 1.4 million AllianceBernstein Units from AXA Equitable. MLOA paid $25.0 million for these units and recorded additional paid-in capital of $8.2 million on this transaction.

      The following presents MLOA's investment in 2.6 million units in AllianceBernstein, an affiliate:

                                                    ALLIANCEBERNSTEIN UNITS
                                                    -----------------------
                                                        (IN MILLIONS)
      Balance at January 1, 2007................   $           49.8
      Equity in net earnings....................                5.9
      Dividends received........................               (6.4)
                                                   ------------------------
      Balance at December 31, 2007..............               49.3
                                                   ------------------------
      Purchase of units.........................               33.2
      Equity in net earnings....................                3.9
      Dividends received........................               (4.7)
                                                   ------------------------
      Balance at December 31, 2008..............   $           81.7
                                                   ========================

4)    VALUE OF BUSINESS ACQUIRED

      The following presents MLOA's VOBA asset at December 31, 2008 and 2007:

                                                      ACCUMULATED
                                     GROSS CARRYING   AMORTIZATION
                                         AMOUNT       AND OTHER (1)        NET
                                     -------------- ---------------- --------------
                                                (IN MILLIONS)
      VOBA
      ----
        DECEMBER 31, 2008..........  $     416.5    $     (194.1)    $      222.4
                                     ============== ================ ==============

        December 31, 2007..........  $     416.5    $     (183.6)    $      232.9
                                     ============== ================ ==============

      (1) Includes reactivity to unrealized investment gains (losses) and impact of the December 31, 2005 MODCO recapture.

      For 2008, 2007 and 2006, total amortization expense related to VOBA was $58.1 million, $59.7 million and $44.4 million, respectively. VOBA amortization is estimated to range between $41.6 million and $21.1 million annually through 2013.

5)    FAIR VALUE DISCLOSURES

      Assets measured at fair value on a recurring basis are summarized below:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2008


                                                     LEVEL 1        LEVEL 2         LEVEL 3          TOTAL
                                                  ------------   ------------    -------------   ------------
                                                                        (IN MILLIONS)
  ASSETS
  Investments:
    Fixed maturities available for sale....       $      12.7    $   1,535.0      $     142.5    $   1,690.2
    Other equity investments...............                .5            -                -               .5
    Trading securities.....................               -              -                -              -
    Other invested assets..................               -              -                -              -
  Cash equivalents.........................             109.4            -                -            109.4
  GMIB reinsurance contracts...............               -              -                8.3            8.3
  Separate Accounts' assets................           1,712.3           14.5              -          1,726.8
                                                  ------------   ------------    -------------   ------------
       Total Assets........................       $   1,834.9    $   1,549.5      $     150.8    $   3,535.2
                                                  ============   ============    =============   ============

      A reconciliation for all Level 3 assets for December 31, 2008 follows:


                               LEVEL 3 INSTRUMENTS
                        FAIR VALUE MEASUREMENTS - ASSETS


                                                                            FIXED
                                                                          MATURITIES           GMIB
                                                                          AVAILABLE        REINSURANCE
                                                                           FOR SALE         CONTRACTS
                                                                         -------------    --------------
                                                                                  (IN MILLIONS)

      BALANCE, DECEMBER 31, 2007.................................        $      167.0     $         (.1)
        Impact of adopting SFAS No. 157, included in earnings....                 -                (1.4)
                                                                         -------------    --------------
       BALANCE, JANUARY 1, 2008..................................               167.0              (1.5)
                                                                         -------------    --------------
        Total gains (losses), realized and unrealized, included in:
          Earnings as:
           Net investment income.................................                 (.2)              -
           Investment (losses) gains, net........................               (10.0)              -
           Other income..........................................                 -                 9.0
                                                                         -------------    --------------
                 Subtotal........................................               (10.2)              9.0
                                                                         -------------    --------------
          Other comprehensive income.............................               (24.4)              -
        Purchases/issuances and sales/settlements, net...........               (14.9)               .8
        Transfers into/out of Level 3(1).........................                25.0               -
                                                                         -------------    --------------
      BALANCE, DECEMBER 31, 2008.................................        $      142.5     $         8.3
                                                                         =============    ==============

      (1) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

      The table below details changes in unrealized gains (losses) for the 2008 by category for Level 3 assets still held at December 31, 2008:

                                                                                           OTHER
                                                                      EARNINGS:        COMPREHENSIVE
                                                                    OTHER INCOME           INCOME
                                                                  ----------------     ---------------
                                                                            (IN MILLIONS)
      STILL HELD AT DECEMBER 31, 2008:
         CHANGE IN UNREALIZED GAINS OR LOSSES
           Fixed maturities available for sale....                $        -           $        (24.4)
           Other equity investments...............                         -                      -
           Other invested assets..................                         -                      -
           Cash equivalents.......................                         -                      -
           Segregated securities..................                         -                      -
           GMIB reinsurance contracts..................                    9.0                    -
           Separate Accounts' assets...................                    -                      -
                                                                  ----------------     ---------------
               Total...................................           $        9.0         $        (24.4)
                                                                  ================     ===============

      Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2008, there were no assets measured at fair value on a non-recurring basis.

      The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3 and 8 of Notes to Financial Statements are presented below:

                                                                                    DECEMBER 31,
                                                         -----------------------------------------------------------
                                                                      2008                          2007
                                                         ----------------------------   ----------------------------
                                                            CARRYING                     Carrying
                                                             VALUE        FAIR VALUE       Value        Fair Value
                                                         -------------  -------------   ------------  --------------
                                                                                (IN MILLIONS)
        Mortgage loans on real estate...................  $      176.2   $     176.9    $     203.8   $       205.2
        Policyholders liabilities: investment contracts.         326.2         334.5          344.2           362.5
        Note payable to affiliate.......................          23.6          23.6           27.3            27.3


6)    GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

      A) Variable Annuity Contracts - GMDB and GMIB

      MLOA has certain variable annuity contracts with GMDB and GMIB features in force that guarantee one of the following:

         o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

         o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

         o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

         o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

      The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                                         GMDB            GMIB          TOTAL
                                                                    --------------   -------------  -------------
                                                                                     (IN MILLIONS)

      Balance at January 1, 2006...................................  $         .7     $       .2     $        .9
         Paid guarantee benefits ..................................          (2.2)           -              (2.2)
         Other changes in reserve..................................           2.2             .2             2.4
                                                                    --------------   -------------  -------------
      Balance at December 31, 2006.................................            .7             .4             1.1
         Paid guarantee benefits...................................          (1.3)           -              (1.3)
         Other changes in reserve..................................           1.8             .1             1.9
                                                                    --------------   -------------  -------------
      Balance at December 31, 2007.................................           1.2             .5             1.7
         Paid guarantee benefits...................................          (2.3)           -              (2.3)
         Other changes in reserve..................................           6.7            2.5             9.2
                                                                    --------------   -------------  -------------
      Balance at December 31, 2008.................................  $        5.6     $      3.0     $       8.6
                                                                    ==============   =============  =============

      Related GMDB reinsurance ceded amounts were:

                                                                GMDB
                                                           --------------
                                                            (IN MILLIONS)
      Balance at January 1, 2006..........................  $         .2
        Paid guarantee benefits ceded.....................           (.1)
        Other changes in reserve..........................            .5
                                                           --------------
      Balance at December 31, 2006........................            .6
        Paid guarantee benefits...........................           (.3)
        Other changes in reserve..........................            .9
                                                           --------------
      Balance at December 31, 2007........................           1.2
         Paid guarantee benefits..........................           (.6)
         Other changes in reserve.........................           2.2
                                                           --------------
      Balance at December 31, 2008........................  $        2.8
                                                           ==============

      The December 31, 2008 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                               RETURN
                                                 OF
                                               PREMIUM      RATCHET      ROLL-UP         COMBO          TOTAL
                                             ----------   ----------   -----------     ----------   ------------
                                                                   (IN MILLIONS)
      GMDB:
      -----
       Account values invested in:
           General Account..............     $   135      $   209             N/A      $    28      $      372
           Separate Accounts............     $   412      $   623             N/A      $    94      $    1,129
       Net amount at risk, gross........     $    24      $   283             N/A      $    53      $      360
       Net amount at risk, net of
          amounts reinsured.............     $    24      $   221             N/A      $     9      $      254
       Average attained age of
         contractholders................          63.5         63.6           N/A           63.0            63.5
       Percentage of contractholders
         over age 70....................          20.3%        19.9%          N/A           15.5%
       Range of contractually specified
         interest rates.................         N/A          N/A             N/A            5.0%

      GMIB:
      -----
       Account values invested in:
           General Account..............         N/A          N/A      $       28          N/A      $       28
           Separate Accounts............         N/A          N/A      $       93          N/A      $       93
       Net amount at risk, gross........         N/A          N/A      $       13          N/A      $       13
       Net amount at risk, net of
          amounts reinsured.............         N/A          N/A      $        -          N/A      $        -
       Weighted average years
          remaining until
          annuitization.................         N/A          N/A               3.6        N/A               3.6
       Range of contractually specified
          interest rates................         N/A          N/A               5.0%       N/A

      B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
         -----------------------------------------------------------------------

      The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options which invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                   DECEMBER 31,
                                                        ------------------------------
                                                             2008             2007
                                                        --------------  --------------
                                                                (IN MILLIONS)
      GMDB:
      -----
         Equity......................................    $      843      $     1,708
         Fixed income................................           187              258
         Balanced....................................            23               39
         Other.......................................            76               79
                                                        --------------  --------------
         Total.......................................    $    1,129      $     2,084
                                                        ==============  ==============

      GMIB:
      -----
         Equity......................................    $       68      $       133
         Fixed income................................            19               24
         Balanced....................................             -                -
         Other.......................................             6                7
                                                        --------------  --------------
         Total.......................................    $       93      $       164
                                                        ==============  ==============

      C) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
          ------------------------------------------------------------------

      The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At both December 31, 2008 and 2007, MLOA had liabilities of $0.5 million for no lapse guarantees reflected in the General Account in future policy benefits and other policyholders liabilities.

7)    REINSURANCE

      MLOA uses a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is obligated to reimburse MLOA for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, MLOA remains contingently liable for all benefits payable should the reinsurers fail to meet their obligations to MLOA. Life insurance business written by MLOA was ceded under various reinsurance contracts. MLOA's general practice was to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for second-to-die products. For its variable annuity products, MLOA retained 100% of the risk in connection with the return of premium death benefit. The benefits in connection with guaranteed minimum death benefits in excess of the return of premium benefit, which are offered under certain of MLOA's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider under the new MLOA variable annuity are similarly reinsured. The guaranteed minimum income benefit in the new variable annuity product was 100% reinsured up to individual and aggregate limits as well as limits that are based on benefit utilization.

      MLOA reinsures most of its new variable life policies on an excess of retention basis. MLOA maintains a maximum of $4.0 million on single-life policies and $6.0 million on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $20.0 million on single-life policies and $25.0 million on second-to-die policies. For amounts applied in excess of those limits, reinsurance from unaffiliated third parties is now sought. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

      Since September 2006, the no lapse guarantee riders on the new variable life product have been reinsured on a 90% first dollar quota share basis through AXA Financial (Bermuda), LTD ("AXA Bermuda"), an affiliate.

      At December 31, 2008 and 2007, respectively, reinsurance recoverables related to insurance contracts amounted to $174.8 million and $136.4 million, of which $57.9 million and $58.5 million relates to one specific reinsurer.

      The following table summarizes the effect of reinsurance:

                                                            2008          2007          2006
                                                        ------------  ------------  ------------
                                                                      (IN MILLIONS)
            Direct premiums............................ $    75.2     $     82.3    $    88.9
            Assumed....................................       3.5            -            -
            Reinsurance ceded..........................     (34.1)         (36.5)       (39.0)
                                                        ------------  ------------  ------------
            Premiums................................... $    44.6     $     45.8    $    49.9
                                                        ============  ============  ============

            Variable Life and Investment-type
               Product Policy Fee Income Ceded......... $    32.4     $     32.9    $    32.4
                                                        ============  ============  ============
            Policyholders' Benefits Ceded.............. $    86.0     $     47.6    $    64.9
                                                        ============  ============  ============


8)    RELATED PARTY TRANSACTIONS

      Under its respective service agreements with affiliates, AXA Equitable and MONY Life, personnel services, employee benefits, facilities, supplies and equipment are provided to MLOA to conduct its business. The associated costs related to the service agreements are allocated to MLOA based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support MLOA. As a result of such allocations, MLOA incurred expenses of $57.1 million, $45.9 million and $49.6 million for 2008, 2007 and 2006, respectively. At December 31, 2008 and 2007, respectively, MLOA reported an $8.2 million and $2.8 million payable to AXA Equitable in connection with its service agreement.

      Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retrocedes a quota share portion of these risks to AXA Equitable and, beginning in 2008, MLOA on a one-year term basis. Premiums earned in 2008 under this arrangement totaled approximately $2.5 million. Claims and expenses paid in 2008 totaled approximately $2.2 million.

      As more fully described in Note 7 in Notes to Financial Statements, MLOA ceded new variable life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA Bermuda. MLOA reported $0.4 million and $0.4 million of ceded premiums for 2008 and 2007, respectively.

      In addition to the agreements discussed above, MLOA has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by MLOA related to these agreements was $2.2 million, $2.2 million, and $2.3 million for 2008, 2007 and 2006, respectively, related to these agreements.

      On March 5, 1999, MLOA borrowed $50.5 million from MONY Benefit Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.8% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note is $23.6 million and $27.3 million at December 31, 2008 and 2007, respectively.

9)    SHARE-BASED COMPENSATION

      For 2008, 2007 and 2006, respectively, MLOA recognized compensation costs of $1.3 million, $3.9 million and $3.0 million, for share-based payment arrangements. Effective January 1, 2006, MLOA adopted SFAS No. 123(R), "Share-Based Payment," that required compensation costs for these programs to be recognized in the financial statements on a fair value basis.

      MLOA recognized compensation costs of $0.7 million, $1.1 million and $1.3 million related to employee stock options for 2008, 2007 and 2006, respectively.

      As of December 31, 2008, approximately $0.6 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by MLOA over a weighted average period of 5.57 years.

      On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $0.7 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, is expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2008, MLOA recognized compensation expense of approximately $0.2 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for award in 2010 or 2011 under terms then-to-be-determined and approved by the AXA Management Board.

10)   NET INVESTMENT INCOME AND INVESTMENT LOSSES, NET

      The sources of net investment income follow:

                                                2008           2007          2006
                                            ------------   -----------   ----------
                                                          (IN MILLIONS)
 Fixed maturities........................   $     111.1    $    116.3    $   113.3
 Mortgage loans on real estate...........          13.1          17.1         23.7
 Policy loans............................           7.5           7.1          6.3
 Derivative instruments..................          (1.0)           .5           .3
 Other equity investments................           (.7)          (.6)         (.5)
 Other investment income.................           2.2           4.1          4.2
                                            ------------   -----------   ----------

 Gross investment income.................         132.2         144.5        147.3
 Investment expenses.....................          (5.9)         (7.2)        (5.9)
                                            ------------   -----------   ----------

 Net Investment Income...................   $     126.3    $    137.3    $   141.4
                                            ============   ===========   ==========

      Investment losses, net including changes in the valuation allowances follow:

                                                2008           2007         2006
                                            ------------   -----------   ----------
                                                          (IN MILLIONS)
    Fixed maturities.....................   $     (38.7)   $    (22.0)   $    (2.3)
    Mortgage loans on real estate........           (.1)          -             1.1
                                            ------------   -----------   ----------
    Investment Losses, Net...............   $     (38.8)   $    (22.0)   $    (1.2)
                                            ============   ===========   ==========

      Writedowns of fixed maturities amounted to $38.4 million, $19.8 million and $3.7 million for 2008, 2007 and 2006, respectively. There were no writedowns of mortgage loans on real estate and equity real estate for 2008, 2007 and 2006.

      For 2008, 2007 and 2006, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $35.3 million, $70.4 million and $55.9 million. Gross gains of $0.4 million, zero and $2.8 million and gross losses of $0.6 million, $3.8 million and $1.2 million, respectively, were realized on these sales in 2008, 2007 and 2006, respectively. The change in unrealized investment losses related to fixed maturities classified as available for sale for 2008, 2007 and 2006 amounted to $189.0 million, $28.7 million and $12.4 million, respectively.

      The net unrealized investment losses included in the balance sheets as a component of accumulated other comprehensive loss and the changes for the corresponding years, on a line-by-line basis, follow:

                                                           2008           2007            2006
                                                      ------------    ------------    ------------
                                                                     (IN MILLIONS)
Balance, beginning of year.........................   $     (26.5)    $     (11.1)    $      (5.6)
Changes in unrealized investment losses............        (189.0)          (28.7)          (12.3)
Changes in unrealized investment losses
  attributable to:
     DAC and VOBA.................................           47.6             5.0             3.9
     Deferred income taxes........................           49.5             8.3             2.9
                                                      ------------    ------------    ------------
Balance, End of Year..............................    $    (118.4)    $     (26.5)    $     (11.1)
                                                      ============    ============    ============


Balance, end of period comprises:
   Unrealized investment losses on
      fixed maturities.............................   $    (244.4)    $     (55.4)    $     (26.7)
   Amounts of unrealized investment gains (losses)
      attributable to:
        DAC and VOBA...............................          62.2            14.6             9.6
        Deferred income taxes......................          63.8            14.3             6.0
                                                      ------------    ------------    ------------
Total.............................................    $    (118.4)    $     (26.5)    $     (11.1)
                                                      ============    ============    ============

      Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

11)   INCOME TAXES

      A summary of the income tax expense in the statements of earnings follows:

                                                          2008            2007            2006
                                                      ------------    ------------    ------------
                                                                     (IN MILLIONS)
   Income tax expense:
     Current (benefit) expense..............          $     (18.2)    $       2.0     $      10.7
     Deferred expense (benefit).............                 24.0             (.9)            6.6
                                                      ------------    ------------    ------------
   Total....................................          $       5.8     $       1.1     $      17.3
                                                      ============    ============    ============

      The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                          2008            2007            2006
                                                      ------------    ------------    ------------
                                                                     (IN MILLIONS)
   Tax at statutory rate......................        $     (21.1)    $       5.2     $      19.8
   Dividends received deduction...............               (1.2)           (1.2)           (2.7)
   Low income housing credit..................                (.5)           (3.1)            -
   Intercompany and IRS tax settlements.......               29.3               -             -
   Other......................................                (.7)             .2             0.2
                                                      ------------    ------------    ------------
   Income Tax Expense.........................        $       5.8     $       1.1     $      17.3
                                                      ============    ============    ============

      The components of the net deferred income taxes are as follows:

                                                     DECEMBER 31, 2008                  December 31, 2007
                                              ---------------------------------  ---------------------------------
                                                  ASSETS         LIABILITIES         Assets         Liabilities
                                              ---------------   ---------------  ---------------   ---------------
                                                                         (IN MILLIONS)
      Reserves and reinsurance...............  $      208.7      $       -        $      205.2      $       -
      DAC....................................          67.6              -                 -                8.4
      VOBA...................................           -               64.8               -               81.5
      Investments............................           -              223.6               -              163.5
      Goodwill and other intangible assets...           -               10.1               -               10.2
      Other..................................           -                3.5               6.8              -
                                              ---------------   ---------------  ---------------   ---------------
      Total..................................  $      276.3      $     302.0      $      212.0      $     263.6
                                              ===============   ===============  ===============   ===============

      At December 31, 2008, MLOA had no Federal tax loss carryforwards.

      The IRS completed its examination of tax years 2002 through July 8, 2004, the date of MLOA's acquisition by AXA Financial, and issued a Revenue Agent's Report during third quarter 2008 that covered tax years 2002 through July 8, 2004 as well as amended returns for tax years 1998 through 2001. MLOA agreed to all of the proposed adjustments.

      As a result of the implementation of FIN 48 as of January 1, 2007, the amount of unrecognized tax benefits was $17.0 million. At January 1, 2007 all of the unrecognized tax benefits affected the effective tax rate. At December 31, 2008 and 2007, respectively, the total amount of unrecognized tax benefits was $15.1 million and $17.8 million, all of which would affect the effective tax rate.

      MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2008 and 2007 were $0.8 million and $7.0 million, respectively. Tax expense for 2008 reflected a benefit of $6.2 million in interest expense related to unrecognized tax benefits.

      A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                                      2008                2007
                                                                             ------------------   -----------------
                                                                                        (IN MILLIONS)
      Balance, beginning of year.....................................        $        10.8        $        10.8
      Additions for tax positions of prior years.....................                  9.7                  1.8
      Reductions for tax positions of prior years....................                 (4.0)                (1.8)
      Additions for tax positions of current years...................                  2.0                   .9
      Reductions for tax positions of current years..................                  -                    (.9)
      Settlements with tax authorities...............................                 (4.1)                 -
      Reductions as a result of a lapse of the applicable
         statute of limitations......................................                  -                    -
                                                                             ------------------   -----------------
      Balance, End of Year...........................................        $        14.4        $        10.8
                                                                             ==================   =================


      IRS examinations for years subsequent to 2003 are expected to commence in 2009. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

12)   DISCONTINUED OPERATIONS

      In 2006, one real estate property with a book value of $1.6 million that had been previously reported in equity real estate was reclassified as real estate held-for-sale. In third quarter 2006, this property was sold resulting in a gain of $1.1 million pre-tax ($0.7 million post-tax). At December 31, 2008 and 2007, no equity real estate was classified as held-for-sale.

13)   ACCUMULATED OTHER COMPREHENSIVE LOSS

      Accumulated other comprehensive loss represents cumulative gains and losses on items that are reflected in earnings. The balances for the past three years follow:

                                                                       DECEMBER 31,
                                                    --------------------------------------------------
                                                         2008              2007              2006
                                                    --------------    --------------    --------------
                                                                      (IN MILLIONS)
Net unrealized losses on investments:
   Net unrealized losses arising
      during the period..........................   $      (189.3)    $       (30.9)    $       (12.3)
   Losses  reclassified into net earnings
      during the period..........................              .3               2.2               -
                                                    --------------    --------------    --------------
Net unrealized losses on investments.............          (189.0)            (28.7)            (12.3)
Adjustments for DAC and VOBA and
    deferred income taxes........................            97.1              13.3               6.8
                                                    --------------    --------------    --------------
 Total Accumulated Other Comprehensive Loss......   $       (91.9)    $       (15.4)    $        (5.5)
                                                    ==============    ==============    ==============


14)   COMMITMENTS AND CONTINGENT LIABILITIES

      MLOA had no commitments under existing mortgage loan agreements at December 31, 2008.

15)   LITIGATION

      MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

16)   STATUTORY FINANCIAL INFORMATION

      MLOA is restricted as to the amounts it may pay as dividends to MONY Life. Under Arizona Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholder not exceeding an amount calculated based on a statutory formula. For 2008, 2007 and 2006, MLOA's statutory net (loss) gain was $(68.2) million, $7.3 million and $27.7 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $196.7 million and $321.0 million at December 31, 2008 and 2007, respectively. There were no shareholder dividends paid to MONY Life by MLOA in 2008, 2007 and 2006.

      At December 31, 2008, MLOA, in accordance with various government and state regulations, had $5.1 million of securities deposited with such government or state agencies.

      At December 31, 2008 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of Arizona Insurance Department (the "AID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2008.

      Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance Units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (i) the fair valuing of all acquired assets and liabilities including VOBA assets required for U.S. GAAP purchase accounting.

17)   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

      The quarterly results of operations for 2008 and 2007 are summarized below:

                                                                                THREE MONTHS ENDED
                                                     -------------------------------------------------------------------------
                                                        MARCH 31,          JUNE 30,       SEPTEMBER 30,        DECEMBER 31,
                                                     ----------------   ---------------  -----------------   -----------------
                                                                                  (IN MILLIONS)
      2008
      ----
      Total Revenues...............................   $      82.8        $      76.7      $        48.6       $        89.9
                                                     ================   ===============  =================   =================

      Earnings (Loss) from Continuing Operations...   $       1.2        $       4.2      $       (23.2)      $       (48.3)
                                                     ================   ===============  =================   =================

      Net Earnings (Loss)..........................   $       1.2        $       4.2      $       (23.2)      $       (48.3)
                                                     ================   ===============  =================   =================

      2007
      ----
      Total Revenues...............................   $       91.4       $      79.9      $        82.2       $        84.4
                                                     ================   ===============  =================   =================

      Earnings (Loss) from Continuing Operations...   $       12.2       $       5.8      $          .3       $        (4.6)
                                                     ================   ===============  =================   =================

      Net Earnings (Loss)..........................   $       12.2       $       5.8      $          .3       $        (4.6)
                                                     ================   ===============  =================   =================

MONY Life Insurance Company of America

Incentive Life Legacy(R)
PROSPECTUS SUPPLEMENT DATED MAY 1, 2009
--------------------------------------------------------------------------------



This Supplement updates certain information in the above-referenced Prospectus, Supplements to the Prospectus and Statement of Additional Information, dated May 1, 2009, as previously supplemented (together, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.



LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION


As described in your Prospectus, your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option ("GIO") during certain time periods (the "GIO Transfer Period"). See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through September 30, 2009, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through September 30, 2009), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer via the Internet by visiting our axa-equitable.com website and registering for online account access. If you need assistance, please contact a customer service representative by calling 1-800-777-6510. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern
Time) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern Time) on September 30, 2009, in order to take advantage of this unrestricted transfer opportunity.


Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.











                    MONY Life Insurance Company of America
                          1290 Avenue of the Americas
                               New York, NY 10104



  Copyright 2009 MONY Life Insurance Company of America. All rights reserved.


Incentive Life Legacy(R) is a registered service mark of MONY Life Insurance
                              Company of America.



GIO 01 (5/09)                                                    x02415 (5/09)
NB                                                                      x02415

                                     PART C

                                OTHER INFORMATION

      Item 26.  Exhibits

      (a)   Board of Directors Resolutions.

            (1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-102233) filed on December 27, 2002.

      (b)   Custodian Agreements. Not applicable.

      (c)   Underwriting Contracts.

            (1) Underwriting Agreement among MONY Life Insurance Company of America, MONY Series Fund, Inc. and MONY Securities Corp. incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

            (2) Proposed specimen agreement between MONY Securities Corp. and registered representatives incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

            (3) Specimen commission schedule (Career Contract Schedule) incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

            (4) Wholesale Distribution Agreement Between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al. incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

            (5) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC. incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

            (6) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC. incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

            (7) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC. incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-104162) filed on April 25, 2006.

            (8) Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, MONY Life Insurance Company of America and AXA Advisors, LLC. incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-104162) filed on April 25, 2006.

            (9) Form of First Amendment to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Exhibit (c)(9) to the Registration Statement on Form N-6 (File No. 333-104162) filed on April 25, 2007.

      (d)   Contracts.

            (1)  Form of Flexible Premium Variable Life Insurance Policy
                 (Form 06 - 100 - Return of Premium Jurisdictions), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (2) Form of Flexible Premium Variable Life Insurance Policy (Form 06 - 100 - Return of Account Value Jurisdiction), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (3) Form of Children's Term Rider (Form R94-218), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (4) Form of Disability Rider - Waiver of Monthly Deductions (Form R94-216A), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (5) Form of Option to Purchase Additional Insurance Rider (Form R94-204), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (6) Form of Extended No Lapse Guarantee Rider (Form R06-20), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (7) Form of Paid Up Death Benefit Guarantee Endorsement (Form S.05-30), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (8) Form of Substitution of Insured Person Rider (Form R94-212), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (9) Form of Accelerated Death Benefit Rider (Form R06-70), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (10) Form of Loan Extension Endorsement (Form S.05-20), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (11) Form of Accelerated Death Benefit for Long-Term Care Services
                 Rider (Form R06-90), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (e)   Applications.

            (1) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

                 (a) Revised Form of Application for Life Insurance
                     (AMIGV-2005), incorporated herein by reference to Exhibit 26(e)(iv)(a) to Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

            (2) Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL DB 2005), incorporated herein by reference to Exhibit 26(e)(v) to the Registration Statement on Form N-6 (File No. 333-134307) filed on April 25, 2007.

                 (a) Revised Form of Variable Universal Life Supplement to the
                     Application (Form No. VUL-GV/IL DB 2005), incorporated herein by reference to Exhibit 26(e)(v)(a) to Registration Statement on Form N-6 (File No. 333-103199), filed on April 22, 2008.

            (3) Form of Application (AXA 301-01), incorporated herein by reference to Exhibit 26(e)(iii)(a) to Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

(f)   Depositor's Certificate of Incorporation and By-Laws.

      (1) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as Amended July 22, 2004) incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

      (2) By-Laws of MONY Life Insurance Company of America (as Amended July 22, 2004) incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(g)   Reinsurance Contracts.

      (1) Form of Reinsurance Agreement between Reinsurance Company and the Equitable Life Assurance Society of the United States, incorporated herein by reference to Exhibit No. 27(g) to Registration Statement on Form N-6 (File No. 333-103202) filed on April 4, 2002.


(h)   Participation Agreements.

      (1) Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors LLC. incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

      (2) Participation Agreement -- among AXA Premier VIP Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, previously filed with this Registration Statement File No. 333-134304 on August 25, 2006.

(i)   Administrative Contracts.

      (1) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005 incorporated herein by reference to Exhibit
            10.2 to the registration statement (File No. 333-65423) on Form 10-K filed on March 31, 2005.

(j)   Other Material Contracts. Not applicable.

(k)   Legal Opinion.

      (1)   Opinion and consent of Dodie Kent, Esq. filed herewith.

(l)   Actuarial Opinion.

      (1) Opinion and consent of Brian Lessing, FSA, MAAA, Vice President and Actuary of MONY America filed herewith.

(m)   Calculation, filed herewith.

(n)   Other Opinions.

      (1) Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, filed herewith.

      (2)   Powers of Attorney, filed herewith.

(o)   Omitted Financial Statements. No financial statements are omitted from
      Item 24.

(p)   Initial Capital Agreements. Not applicable.

(q) Redeemability Exemption. Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

------------------

      Item 27.  Directors and Officers of the Depositor

      * The business address for all officers and directors of MONY America is 1290 Avenue of the Americas, New York, New York 10104.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            MONY AMERICA
----------------                            -------------



DIRECTORS

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Peter S. Kraus                              Director
Alliance Bernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                             Director
SSA & Company
315 East Hopkins Avenue
Suite 401
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Executive Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Chief Accounting Officer

*Jennifer Blevins                           Executive Vice President

*Mary Beth Farrell                          Executive Vice President

*Mary Fernald                               Senior Vice President and
                                            Chief Underwriting Officer

*David Kam                                  Senior Vice President and Actuary

*William J. McDermott                       Executive Vice President

*Richard S. Dziadzio                        Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew J. McMahon                          Executive Vice President

*Claude Methot                              Executive Vice President

*Andrew Raftis                              Senior Vice President and Auditor

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*James F. Mullery                           Senior Vice President

*Anne M. Katcher                            Senior Vice President and
                                            Senior Actuary

*Anthony F. Recine                          Senior Vice President,
                                            Chief Compliance Officer and
                                            Associate General Counsel

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Dave S. Hattem                             Senior Vice President and
                                            Deputy General Counsel

*Richard V. Silver                          Executive Vice President and
                                            General Counsel

*Michel Perrin                              Senior Vice President and Actuary

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Executive Vice President

      Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company of America, a wholly-owned subsidiary of MONY Life Insurance Company ("MONY").

     The AXA Organizational Charts 2008 are incorporated herein by reference to
Exhibit 26 to Registration Statement (File No. 2-30070) on Form N-4, filed April 20, 2009.

     AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
     -------------------------------------------------------------
        AS OF :  DECEMBER 31, 2008


                                                                                             State of       State of
                                                                             Type of        Incorp. or      Principal      Federal
                                                                            Subsidiary       Domicile       Operation      Tax ID #
                                                                            ----------       --------       ---------     ----------
                                                                                          ------------------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                         DE             NY         13-3623351
------------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                            Operating           DE             CO         75-2961816
     -------------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                          Operating           DE             NY         13-4194065
     -------------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                            Operating           DE             NY         13-4194080
     -------------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                                      DE             NY         52-2197822
     -------------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                       Insurance        Bermuda         Bermuda      14-1903564
        ----------------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                          DE             NY         13-4078005
        ----------------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                                       DE             NY         13-4071393
           -------------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                    Operating           DE             NY         06-1555494
           -------------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                   Operating           AL             AL         06-1562392
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC           Operating           DE             NY         13-4085852
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC            Operating           MA             MA         04-3491734
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                   Operating           NV             NV         13-3389068
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                              Operating          P.R.           P.R.        66-0577477
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                   Operating           TX             TX         75-2529724
        ----------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                 Insurance           NY             NY         13-5570651
        ----------------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                   Investment          DE             NY         13-3385076
           -------------------------------------------------------------------------------------------------------------------------
               Equitable Managed Assets, L.P.                                Investment         DE             NY         13-3385080
           -------------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                       Investment          **                             -
           -------------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                              HCO              NY             NY         22-2766036
           -------------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           -------------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                             HCO              DE             NY         13-2677213
           -------------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                       Investment          DE             PA         23-2671508
        ----------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)          Insurance           NY             NY         13-3198083
        ----------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                       Insurance           NY             NY         13-1632487
        ----------------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              ----------------------------------------------------------------------------------------------------------------------

                                                                                        Parent's
                                                                            Number of  Percent of
                                                                              Shares    Ownership             Comments
                                                                              Owned    or Control    (e.g., Basis of Control)
                                                                              -----    ----------    ------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **
-----------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                          100.00%
     ------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                                        100.00%
     ------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                                          100.00%
     ------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                           -    100.00%
     ------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                          250,000    100.00%
        ---------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                           1,000    100.00%
        ---------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                            -    100.00%
           ------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                             -    100.00%
           ------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                            -    100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                    -    100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                     -    100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                                 100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                            100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                        1,050    100.00%
        ---------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                  2,000,000    100.00%    NAIC # 62944
        ---------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                            -          -    G.P & L.P.
           ------------------------------------------------------------------------------------------------------------------
               Equitable Managed Assets, L.P.                                        -          -    G.P.
           ------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                                -          -    **
           ------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                    -    100.00%
           ------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           ------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                           5,000,000    100.00%
           ------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                               50    100.00%
        ---------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)                        100.00%
        ---------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                                     100.00%
        ---------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              ---------------------------------------------------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
-------------------------------------------------------------

  *  Affiliated Insurer
 ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.
***  All subsidiaries are corporations, except as otherwise noted.

     1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

     2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to
            AXA Financial Services, LLC.
         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of
            Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

     3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

     4.  In October 1999, AllianceBernstein Holding L.P.
            ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

         As of December 31, 2008, AXF's subsidiaries own 62.38% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:

               AXA Financial Bermuda, held directly 57,211,519 AllianceBernstein Units (21.48%),
               AXA Equitable Life directly own 29,100,290 AllianceBernstein Units (10.92%),
               ACMC, Inc. own 66,220,822 AllianceBernstein Units (24.86%), and As of December 31, 2008, MONY owns 6,841,642 (2.57%)
               AllianceBernstein Units and MLOA owns 2,587,472 (.97%) AlianceBernstein Units

            AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

            In addition, ACMC, Inc. own 722,178 units (0.27%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation own 822,178 units of general partnership interest (0.31%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

     5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

     6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

     7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

     8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

     9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

     10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

     11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

     12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

     12. Effective May 26, 2005, Matrix Private Equities was sold.

     13. Effective December 2, 2005, Advest Group was sold.

     14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

     15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

     16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

     17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

     18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
-------------------------------------------------------------

Dissolved:  - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
            - 100 Federal Street Funding Corporation was dissolved August 31,
              1998.
            - 100 Federal Street Realty Corporation was dissolved December 20,
              2001.
            - CCMI Corp. was dissolved on October 7, 1999.
            - ELAS Realty, Inc. was dissolved January 29, 2002.
            - EML Associates, L.P. was dissolved March 27, 2001.
            - EQ Services, Inc. was dissolved May 11, 2001.
            - Equitable BJVS, Inc. was dissolved October 3, 1999.
            - Equitable Capital Management Corp. became ECMC, LLC on
              November 30, 1999.
            - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
            - Equitable JVS II, Inc. was dissolved December 4, 1996
            - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
              dissolved on December 31, 2000.
            - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
            - EREIM Managers Corporation was dissolved March 27, 2001.
            - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
            - EVLICO, Inc. was dissolved in 1999.
            - Franconom, Inc. was dissolved on December 4, 2000.
            - GP/EQ Southwest, Inc. was dissolved October 21, 1997
            - HVM Corp. was dissolved on Feb. 16, 1999.
            - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
            - Prime Property Funding, Inc. was dissolved in Feb. 1999.
            - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
            - Six-Pac G.P., Inc. was dissolved July 12,1999
            - Paramount Planners, LLC., a direct subsidiary of AXA Distribution
              Holding Corporation, was dissolved on December 5, 2003
            - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
            - ECLL Inc. was dissolved July 15, 2003
            - MONY Realty Partners, Inc. was dissolved February 2005.
            - Wil-Gro, Inc. was dissolved June, 2005.
            - Sagamore Financial LLC was dissolved August 31, 2006.
            - Equitable JVS was dissolved August, 2007.
            - Astor Times Square Corp. dissolved as of April 2007.
            - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
            - PC Landmark, Inc. has been administratively dissolved.
            - EJSVS, Inc. has been administratively dissolved.
            - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                State of     State of
                                                                                  Type of      Incorp. or    Principal      Federal
                                                                                 Subsidiary     Domicile     Operation     Tax ID #
                                                                                 ----------     --------     ---------     ---------
AXA Financial, Inc.
------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     -------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ----------------------------------------------------------------------
           Equitable Holdings, LLC
           -------------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                            Operating         DE           NY        13-3049038
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                             Operating         VT           VT        06-1166226
              ----------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                 Operating         DE           NY        13-3266813
              ----------------------------------------------------------------------------------------------------------------------
                  Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                          Investment        DE           NY        13-3544879
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)               Operating         DE           NY        13-3633538
              ----------------------------------------------------------------------------------------------------------------------
                 See Attached Listing B
              ----------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                              Operating         DE           NY        52-2233674
              ----------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC              Operating         DE           AL        52-2255113
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                          Operating         DE        CT, ME,NY    06-1579051
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC         Operating         MA           MA        04-3567096
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                Operating         TX           TX        74-3006330
              ----------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                       Operating         DE           NY        13-3813232
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)      Operating         DE           NJ        22-3492811
              ----------------------------------------------------------------------------------------------------------------------

                                                                                               Parent's
                                                                                    Number of  Percent of
                                                                                     Shares    Ownership          Comments
                                                                                      Owned    or Control   (e.g., Basis of Control)
                                                                                      -----    ----------   ------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     -------------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ----------------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC
           -------------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                                  500      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                 1,000      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                         -      100.00%
              ----------------------------------------------------------------------------------------------------------------------
                  Equitable Capital Private Income & Equity                                                 ECMC is G.P.
                   Partnership II, L.P.                                                  -           -      ("Deal Flow Fund II")
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                     100      100.00%
              ----------------------------------------------------------------------------------------------------------------------
                 See Attached Listing B
              ----------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                                      -      100.00%
              ----------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                      -      100.00%
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                                  -      100.00%
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC                 -      100.00%
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                    1,000      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                           1,000      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)            100      100.00%
              ----------------------------------------------------------------------------------------------------------------------

     * Affiliated Insurer

           Equitable Investment Corp merged into Equitable Holdings, LLC on
             November 30, 1999.
           Equitable Capital Management Corp. became ECMC, LLC on
             November 30, 1999.
           Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
           Effective January 1, 2002, Equitable Distributors, Inc. merged into
             AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
LISTING B - ALLIANCEBERNSTEIN CORPORATION


                                                                                                State of     State of
                                                                                 Type of       Incorp. or    Principal     Federal
                                                                                Subsidiary      Domicile     Operation     Tax ID #
                                                                                ----------      --------     ---------    ----------
AXA Financial, Inc.
--------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ---------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ------------------------------------------------------------------
           Equitable Holdings, LLC
           ---------------------------------------------------------------
              AllianceBernstein Corporation



              ----------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)       HCO (NYSE: AB)       DE           NY         13-3434400
                 -------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)                Operating          DE           NY         13-4064930
                 -------------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                       Operating          NH           NY
                    ----------------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                         HCO             DE           MA         22-3424339
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                               HCO             DE           NY              -
                    ----------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                         Operating          DE           NY         13-4132953
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                     HCO             DE           NY         13-2778645
                    ----------------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                         Operating        India         India            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                    Operating      Argentina     Argentina          -
                       ------------------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                              Operating          DE           NY         13-3910857
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                    HCO             DE           NY         13-3548918
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Japan Inc.                               HCO             DE          Japan            -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                   Operating        Japan         Japan            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management
                          Australia Limited                                    Operating      Australia     Australia          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.              Operating          DE           NY         13-3626546
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos
                          (Brazil) Ltda.                                       Operating        Brazil       Brazil            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                               Operating         U.K.         U.K.             -
                       -------------------------------------------------------------------------------------------------------------
                                 ACM Bernstein GmbH                            Operating       Germany       Germany           -
                                ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited             Operating         U.K.         U.K.             -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                     Operating         Lux.         Lux.             -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                 Operating        France       France            -
                       -------------------------------------------------------------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                Operating       Germany       Germany           -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.           Operating        Mexico       Mexico            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                     Operating      Australia     Australia          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                          Operating        Canada       Canada       13-3630460
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                   Operating      New Zealand   New Zealand        -
                       -------------------------------------------------------------------------------------------------------------


                                                                                           Parent's
                                                                                Number of  Percent of
                                                                                 Shares    Ownership            Comments
                                                                                   Owned    or Control    (e.g., Basis of Control)
                                                                                   -----    ----------  ----------------------------
AXA Financial, Inc.
--------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ---------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ------------------------------------------------------------------------
           Equitable Holdings, LLC
           ---------------------------------------------------------------------
              AllianceBernstein Corporation
                                                                                                        owns 1% GP interest in
                                                                                                        AllianceBernstein L.P. and
                                                                                                        100,000 GP units in
                                                                                                        AllianceBernstein Holding
                                                                                                        L.P.
              ------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)
                 ---------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)
                 ---------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                                      100.00%   Sole member interest
                    ------------------------------------------------------------
                    Cursitor Alliance LLC                                                     100.00%
                    ------------------------------------------------------------
                    Alliance Capital Management LLC                                           100.00%
                    ------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                                        100.00%
                    ------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                          10     100.00%
                    ------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                                        100.00%
                       ---------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                                    99.00%   AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ---------------------------------------------------------
                       ACM Software Services Ltd.                                             100.00%
                       ---------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                      1,000     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Japan Inc.
                       ---------------------------------------------------------
                                AllianceBernstein Japan Ltd.                                  100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Invest. Management Australia Limited                 100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.                   1,000     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.                          99.00%   AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ---------------------------------------------------------
                       AllianceBernstein Limited                                  250,000     100.00%
                       ---------------------------------------------------------
                                 ACM Bernstein GmbH                                           100.00%
                                ------------------------------------------------
                                AllianceBernstein Services Limited                  1,000     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                          3,999      99.98%   AllianceBernstein Oceanic
                                                                                                        Corporation owns .025%
                       ---------------------------------------------------------
                                AllianceBernstein (France) SAS                                100.00%
                       ---------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                               100.00%
                       ---------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.                          100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Australia Limited                                     50.00%   3rd party (NMFM) owns 50%
                       ---------------------------------------------------------
                       AllianceBernstein Canada, Inc.                              18,750     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein New Zealand Limited                                   50.00%   3rd party (NMFM) owns 50%
                       ---------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
LISTING B - ALLIANCEBERNSTEIN CORPORATION



                                                                                                  State of    State of
                                                                                     Type of     Incorp. or   Principal     Federal
                                                                                    Subsidiary    Domicile    Operation    Tax ID #
                                                                                    ----------    --------    ---------    ---------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------
              AllianceBernstein Corporation
              -------------------------------------------------------------------
                  AllianceBernstein L.P.
                 ----------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware
                      (Cont'd)
                    ----------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investment Research
                         (Proprietary) Limited                                      Operating    So Africa    So Africa        -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Singapore) Ltd.                           Operating    Singapore    Singapore        -
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Capital (Mauritius) Private Ltd.                       HCO       Mauritius    Mauritius        -
                       -------------------------------------------------------------------------------------------------------------
                                Alliance Capital Asset Management
                                  (India) Private Ltd.                              Operating      India        India          -
                                ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Invest. Res. &
                                  Manage. (India) Pvt.                              Operating      India        India          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Oceanic Corporation                           HCO           DE          NY       13-3441277
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Capital Real Estate, Inc.                           Operating        DE          NY       13-3441277
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Corporate Finance Group
                         Incorporated.                                              Operating        DE          NY       52-1671668
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Eastern Europe, Inc.                                   HCO           DE          NY       13-3802178
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein ESG Venture Management, L.P.                  HCO           DE          NY            -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein Venture Fund 1, L.P.                 Fund          DE          NY            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management
                          (Korea) Ltd.                                              Operating      Korea        Korea          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investments, Inc.                          Operating        DE          NY       13-3191825
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investor Services, Inc.                    Operating        DE          TX       13-3211780
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Hong Kong Limited                          Operating    Hong Kong    Hong Kong        -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein Taiwan Limited                    Operating      Taiwan      Taiwan          -
                                ----------------------------------------------------------------------------------------------------
                                ACM New-Alliance (Luxembourg) S.A.                  Operating       Lux.        Lux.           -
                       -------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein Limited                                 Operating       U.K.        U.K.           -
                       -------------------------------------------------------------------------------------------------------------
                                Sanford C. Bernstein (CREST
                                  Nominees) Ltd.                                    Operating       U.K.        U.K.           -
                       -------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein Proprietary Limited                      Inactive    Australia    Australia        -
                       -------------------------------------------------------------------------------------------------------------
                       Whittingdale Holdings Ltd.                                      HCO          U.K.        U.K.           -
                       -------------------------------------------------------------------------------------------------------------
                                ACM Investments Limited                             Operating       U.K.        U.K.           -
                                ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Fixed Income Limited              Operating       U.K.        U.K.           -
                                ----------------------------------------------------------------------------------------------------

                                                                                            Parent's
                                                                                Number of  Percent of
                                                                                 Shares    Ownership            Comments
                                                                                  Owned    or Control    (e.g., Basis of Control)
                                                                                  -----    ----------    ------------------------
AXA Financial, Inc.
-----------------------------------------------------------------------------
    AXA Equitable Financial Services, LLC   (Note 2)
    -------------------------------------------------------------------------
       AXA Equitable Life Insurance Company*
       ----------------------------------------------------------------------
          Equitable Holdings, LLC
          -------------------------------------------------------------------
             AllianceBernstein Corporation
             ----------------------------------------------------------------
                 AllianceBernstein L.P.
                -------------------------------------------------------------
                   AllianceBernstein Corporation of
                     Delaware (Cont'd)
                   ------------------------------------------------------------
                      AllianceBernstein Investment Research
                        (Proprietary) Limited                                               100.00%
                      ---------------------------------------------------------
                      AllianceBernstein (Singapore) Ltd.                                    100.00%
                      ---------------------------------------------------------
                      Alliance Capital (Mauritius) Private Ltd.                             100.00%
                      ---------------------------------------------------------
                               Alliance Capital Asset Management                             75.00%      3rd party (Ankar Capital
                                 (India) Private Ltd.                                                    India Pvt. Ltd.) owns 25%
                               ------------------------------------------------
                               AllianceBernstein Invest. Res. &
                                 Manage. (India) Pvt.                                       100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Oceanic Corporation                       1,000     100.00%
                      ---------------------------------------------------------
                      Alliance Capital Real Estate, Inc.                                    100.00%
                      ---------------------------------------------------------
                      Alliance Corporate Finance Group Incorporated.              1,000     100.00%
                      ---------------------------------------------------------
                      Alliance Eastern Europe, Inc.                                         100.00%
                      ---------------------------------------------------------
                      AllianceBernstein ESG Venture Management, L.P.                        100.00%      General Partner to EGG
                                                                                                         Funds
                      ---------------------------------------------------------
                               AllianceBernstein Venture Fund 1, L.P.                        10.00%      GP Interest
                      ---------------------------------------------------------
                      AllianceBernstein Invest. Management
                        (Korea) Ltd.                                                        100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Investments, Inc.                           100     100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Investor Services, Inc.                     100     100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Hong Kong Limited                                   100.00%
                      ---------------------------------------------------------
                               AllianceBernstein Taiwan Limited                              99.00%      Others own 1%
                               ------------------------------------------------
                               ACM New-Alliance (Luxembourg) S.A.                            99.00%      AllianceBernstein Oceanic
                                                                                                         Corporation owns 1%
                      ---------------------------------------------------------
                      Sanford C. Bernstein Limited                                          100.00%
                      ---------------------------------------------------------
                               Sanford C. Bernstein (CREST
                                 Nominees) Ltd.                                             100.00%
                      ---------------------------------------------------------
                      Sanford C. Bernstein Proprietary Limited                              100.00%      Inactive
                      ---------------------------------------------------------
                      Whittingdale Holdings Ltd.                                            100.00%
                      ---------------------------------------------------------
                               ACM Investments Limited                                      100.00%
                               ------------------------------------------------
                               AllianceBernstein Fixed Income Limited                       100.00%
                               ------------------------------------------------


AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
LISTING C - MONY


                                                                                     State of         State of
                                                                   Type of          Incorp. or        Principal       Federal
                                                                  Subsidiary         Domicile         Operation      Tax ID #
                                                                  ----------         --------         ---------      ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                  Operating             DE               CO         75-2961816
     ---------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                Operating             DE               NY         13-4194065
     ---------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                  Operating             DE               NY         13-4194080
     ---------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC
        (Note 2)
     ---------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                             Insurance             NY               NY         13-1632487
        ------------------------------------------------------------------------------------------------------------------------
           MONY International Holdings, LLC                          HCO                DE               NY         13-3790446
           ---------------------------------------------------------------------------------------------------------------------
              MONY International Life Insurance Co.
                 Seguros de Vida S.A.*                            Insurance         Argentina         Argentina     98-0157781
              ------------------------------------------------------------------------------------------------------------------
              MONY Financial Resources of the Americas
                 Limited                                             HCO             Jamaica           Jamaica
              ------------------------------------------------------------------------------------------------------------------
              MBT, Ltd.                                           Operating       Cayman Islands   Cayman Islands   98-0152047
              ------------------------------------------------------------------------------------------------------------------
                 MONY Consultoria e Corretagem de
                    Seguros Ltda.                                 Operating           Brazil           Brazil
                 ---------------------------------------------------------------------------------------------------------------
                 MONY Life Insurance Company of the
                    Americas, Ltd.*                               Insurance       Cayman Islands   Cayman Islands   98-0152046
           ---------------------------------------------------------------------------------------------------------------------
           MONY Life Insurance Company of America*                Insurance             AZ               NY         86-0222062
           ---------------------------------------------------------------------------------------------------------------------
           U.S. Financial Life Insurance Company *                Insurance             OH               OH         38-2046096
           ---------------------------------------------------------------------------------------------------------------------
           MONY Financial Services, Inc.                             HCO                DE               NY         11-3722370
           ---------------------------------------------------------------------------------------------------------------------
              Financial Marketing Agency, Inc.                    Operating             OH               OH         31-1465146
              ------------------------------------------------------------------------------------------------------------------
              MONY Brokerage, Inc.                                Operating             DE               PA         22-3015130
              ------------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Ohio, Inc.               Operating             OH               OH         31-1562855
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Alabama, Inc.            Operating             AL               AL         62-1699522
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Texas, Inc.              Operating             TX               TX         74-2861481
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Massachusetts, Inc.      Operating             MA               MA         06-1496443
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Washington, Inc.         Operating             WA               WA         91-1940542
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of New Mexico, Inc.         Operating             NM               NM         62-1705422
              ------------------------------------------------------------------------------------------------------------------
              1740 Ventures, Inc.                                 Operating             NY               NY         13-2848244
              ------------------------------------------------------------------------------------------------------------------
              Enterprise Capital Management, Inc.                 Operating             GA               GA         58-1660289
              ------------------------------------------------------------------------------------------------------------------
                 Enterprise Fund Distributors, Inc.               Operating             DE               GA         22-1990598
              ------------------------------------------------------------------------------------------------------------------
              MONY Assets Corp.                                      HCO                NY               NY         13-2662263
              ------------------------------------------------------------------------------------------------------------------
                 MONY Benefits Management Corp.                   Operating             DE               NY         13-3363383
                 ---------------------------------------------------------------------------------------------------------------
              1740 Advisers, Inc.                                 Operating             NY               NY         13-2645490
              ------------------------------------------------------------------------------------------------------------------
              MONY Securities Corporation                         Operating             NY               NY         13-2645488
              ------------------------------------------------------------------------------------------------------------------
                 Trusted Insurance Advisers General
                    Agency Corp.                                  Operating             MN               NY         41-1941465
                 ---------------------------------------------------------------------------------------------------------------
                  Trusted Investment Advisers Corp.               Operating             MN               NY         41-1941464
                 ---------------------------------------------------------------------------------------------------------------

                                                                                Parent's
                                                                  Number of    Percent of
                                                                   Shares      Ownership           Comments
                                                                    Owned      or Control   (e.g., Basis of Control)
                                                                    -----      ----------   ------------------------
AXA Financial, Inc.
-----------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                100.00%
     ------------------------------------------------------------
     MONY Capital Management, Inc.                                              100.00%
     ------------------------------------------------------------
     MONY Asset Management, Inc.                                                100.00%
     ------------------------------------------------------------
     AXA Equitable Financial Services, LLC
        (Note 2)
     ------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ---------------------------------------------------------
        MONY Life Insurance Company *                                           100.00%
        ---------------------------------------------------------
           MONY International Holdings, LLC                                     100.00%
           ------------------------------------------------------
              MONY International Life Insurance Co.
                 Seguros de Vida S.A.*                                          100.00%
              ---------------------------------------------------
              MONY Financial Resources of the Americas
                 Limited                                                         99.00%
              ---------------------------------------------------
              MBT, Ltd.                                                         100.00%
              ---------------------------------------------------
                 MONY Consultoria e Corretagem de
                    Seguros Ltda.                                                99.00%
                 ------------------------------------------------
                 MONY Life Insurance Company of the
                    Americas, Ltd.*                                             100.00%
           ------------------------------------------------------
           MONY Life Insurance Company of America*                              100.00%
           ------------------------------------------------------
           U.S. Financial Life Insurance Company *                   405,000    100.00%
           ------------------------------------------------------
           MONY Financial Services, Inc.                               1,000    100.00%
           ------------------------------------------------------
              Financial Marketing Agency, Inc.                            99     99.00%
              ---------------------------------------------------
              MONY Brokerage, Inc.                                     1,500    100.00%
              ---------------------------------------------------
                 MBI Insurance Agency of Ohio, Inc.                        5    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Alabama, Inc.                     1    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Texas, Inc.                      10    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Massachusetts, Inc.               5    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Washington, Inc.                  1    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of New Mexico, Inc.                  1    100.00%
              ---------------------------------------------------
              1740 Ventures, Inc.                                      1,000    100.00%
              ---------------------------------------------------
              Enterprise Capital Management, Inc.                        500    100.00%
              ---------------------------------------------------
                 Enterprise Fund Distributors, Inc.                    1,000    100.00%
              ---------------------------------------------------
              MONY Assets Corp.                                      200,000    100.00%
              ---------------------------------------------------
                 MONY Benefits Management Corp.                        9,000    100.00%
                 ------------------------------------------------
              1740 Advisers, Inc.                                     14,600    100.00%
              ---------------------------------------------------
              MONY Securities Corporation                              7,550    100.00%
              ---------------------------------------------------
                 Trusted Insurance Advisers General
                    Agency Corp.                                       1,000    100.00%
                 ------------------------------------------------
                  Trusted Investment Advisers Corp.                        1    100.00%
                 ------------------------------------------------


-  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-  As of February 2005, MONY Realty Partners, Inc. was dissolved
- MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
- MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
- Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
-  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
-  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
-  As of August 31, 2006, Sagamore Financial LLC was dissolved
-  MONY Benefits Service Corp. was sold on January 26, 2007.
- As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-  MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

      Item 29.    Indemnification

      The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

         SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

         The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

         The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

      The directors and officers of MONY Life Insurance Company of America are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Zurich Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Item 30.   PRINCIPAL UNDERWRITERS

         (a) The principal underwriters for the MONY and MONY America Variable Accounts are AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"). Prior to June 6, 2005, MONY Securities Corporation served as the principal underwriter for the MONY and MONY America Variable Accounts.

         AXA Advisors and AXA Distributors, both affiliates of AXA
Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L and MONY America Variable Account A. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A, I, and MONY's Variable Account S and Keynote. The principal business address of AXA Advisors and AXA Distributors is 1290 Avenue of the Americas, New York, NY 10104.

           (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.


(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------

*Harvey E. Blitz                      Director and Senior Vice President

*Andrew J. McMahon                    Chairman of the Board and Director

*Christine Nigro                      President and Director

*Richard S. Dziadzio                  Director

*Barbara Goodstein                    Director

*James A. Shepherdson                 Director

*William Degnan                       Senior Vice President

Jeffrey Green                         Senior Vice President
4251 Crums Mill Road
Harrisburg, PA 17112

*Kevin R. Byrne                       Executive Vice President and Treasurer

*Mark D. Godofsky                     Senior Vice President and Controller

*Patricia Roy                         Chief Compliance Officer

*Philip Pescatore                     Chief Risk Officer

*Mary Beth Farrell                    Director and Vice Chairman

*Camille Joseph Varlack               Assistant Vice President,
                                      Secretary and Counsel

*Francesca Divone                     Assistant Secretary


(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA DISTRIBUTORS, LLC)
----------------                      --------------------------------------

*James A. Shepherdson                 Director and Chairman of the Board,
                                      President and Chief Executive Officer

*Philip Meserve                       Director and Executive Vice President of
                                      Business Development

*William Miller, Jr.                  Director, Executive Vice President and
                                      Chief Sales Officer

*Michael Gregg                        Executive Vice President

*Gary Hirschkron                      Executive Vice President

*Mitchell Waters                      Senior Vice President and National Sales
                                      Manager

*Michael McCarthy                     Senior Vice President and National Sales
                                      Manager

*Kirby Noel                           Senior Vice President and National Sales
                                      Manager

*Joanne Petrini-Smith                 Executive Vice President

*Lee Small                            Senior Vice President and
                                      National Sales Manager

*Anthea Perkinson                     Senior Vice President and National
                                      Accounts Director, Financial Institutions

*Nelida Garcia                        Senior Vice President

*Kevin Dolan                          Senior Vice President

*Eric Retzlaff                        Senior Vice President

*Eric Alstrin                         Senior Vice President

*Daniel Faller                        Senior Vice President

*Peter Golden                         Senior Vice President

*David Kahal                          Senior Vice President

*Kevin Kennedy                        Senior Vice President

*Diana Keary                          Senior Vice President

*Harvey Fladeland                     Senior Vice President

*John Leffew                          Senior Vice President

*Andrew Marrone                       Senior Vice President

*Mitchel Melum                        Senior Vice President

*Ted Repass                           Senior Vice President

*Jeff Pawliger                        Senior Vice President

*Marian Sole                          Senior Vice President

*Mark Teitelbaum                      Senior Vice President

*Mark Totten                          Senior Vice President

*Mary Toumpas                         Senior Vice President

*Nicholas Volpe                       Senior Vice President

*Camille Joseph Varlack               Assistant Vice President, Secretary
                                      and Counsel

*Ronald R. Quist                      Vice President and Treasurer


*Nicholas Gismondi                    Vice President and Chief Financial Officer

*Gregory Lashinsky                    Assistant Vice President - Financial
                                      Operations Principal

*Francesca Divone                     Assistant Secretary

     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

         (1)                        (2)                            (3)                        (4)                     (5)

       NAME OF                NET UNDERWRITING
      PRINCIPAL                DISCOUNTS AND                 COMPENSATION ON               BROKERAGE
     UNDERWRITER                COMMISSIONS                     REDEMPTION                 COMMISSIONS             COMPENSATION
---------------------------------------------------------------------------------------------------------------------------------
MSC                                 N/A                            N/A                         N/A                      N/A
AXA Advisors, LLC                   N/A                            N/A                         N/A                      N/A
AXA Distributors, LLC          $27,141,722                         N/A                         N/A                      N/A

      Item 31.    Location of Accounts and Records

      All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MONY Life Insurance Company of America, 1290 Avenue of the Americas, New York, New York 10104 or at its Operations Center at 1 MONY Plaza, Syracuse, New York 13221.

      Item 32.    Management Services

      All management contracts are discussed in Part A or Part B.

      Item 33.    Fee Representation

      MONY Life Insurance Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 22nd day of April, 2009.


                                 MONY America Variable Account L of
                                 MONY Life Insurance Company of America
                                         (Registrant)

                                 By: MONY Life Insurance Company of America
                                         (Depositor)


                                 By: /s/ Dodie Kent
                                    --------------------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel
                                    MONY Life Insurance Company of America

                                   SIGNATURES


      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this amendment to the Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on the 22nd day of April, 2009.




                                MONY Life Insurance Company of America
                                       (Depositor)


                                By: /s/ Dodie Kent
                                   --------------------------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel
                                   MONY Life Insurance Company of America



         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board,
                                           President and Chief Executive Officer

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                          Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and
                                           Chief Accounting Officer


*DIRECTORS:


Christopher M. Condron     Mary R. (Nina) Henderson          Joseph H. Moglia
Henri de Castries          James F. Higgins                  Lorie A. Slutsky
Denis Duverne              Peter S. Kraus                    Ezra Suleiman
Charlynn Goins             Scott D. Miller                   Peter J. Tobin
Anthony J. Hamilton



*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 22, 2009

                                  EXHIBIT INDEX


EXHIBIT
NO.       DESCRIPTION                                            TAG VALUES
--------  -------------------------------------------------      ----------

(k)(1)    Opinion and consent of Dodie Kent, Esq.                 EX-99.k1

(l)(1)    Opinion and consent of Brian Lessing, FSA, MAAA,
          Vice President and Actuary of MONY America              EX-99.l1

(m)       Calculation                                             EX-99.m

(n)(1)    Consent of PricewaterhouseCoopers LLP, independent      EX-99.n1
          registered public accounting firm

(n)(2)    Powers of Attorney                                      EX-99.n2

                                   C-12